UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04986
                                                     ---------

                       Franklin Investors Securities Trust
                      ------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/08

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                   (GRAPHIC)

                                 APRIL 30, 2008

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Limited Maturity U.S. Government Securities Fund

Franklin Real Return Fund

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                    FRANKLIN
                           INVESTORS SECURITIES TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)
                         FRANKLIN TEMPLETON INVESTMENTS

                      FRANKLIN - Templeton - Mutual Series

Semiannual Report

Economic and Market Overview

During the six months ended April 30, 2008, the U.S. economy slowed as gross domestic product growth decelerated sharply to an annualized 0.6% in the fourth quarter of 2007 from a fairly robust growth rate of 4.9% in the preceding quarter. As the financial, labor and housing markets continued to deteriorate, investor and consumer confidence waned, which led to a pullback in consumer spending. These factors as well as upward inflationary pressures from a weakening U.S. dollar and increasing food, energy and commodity prices weighed on the overall economy. The retrenchment continued in the first quarter of 2008 as the economy grew at a 0.9% estimated annualized rate, which was largely credited to external demand and an inventory buildup.

Volatile oil prices reached a historical high in April, topping $119 per barrel, before retreating to $113 by period-end. Despite inflation risks from higher food and energy costs, core inflation, which excludes such costs, remained relatively subdued at an annual 2.3% rate in April 2008.(1) This level was above the Federal Reserve Board's (Fed's) informal target range of 1%-2%.The core personal consumption expenditures price index reported a 12-month increase of 2.1%.(2)

The Fed acted aggressively to restore liquidity and confidence to unsettled financial markets and cut interest rates five times over the six-month period, bringing the federal funds target rate to 2.00% by period-end. The Fed also implemented a series of unconventional measures aimed at easing strained credit conditions. It created a $200 billion loan program intended to provide liquidity to a wider range of financial institutions that could also use riskier assets for collateral, such as illiquid mortgage-backed securities. After a run on Bear Stearns nearly resulted in the investment bank's collapse, the Fed orchestrated its acquisition by JPMorgan Chase. In addition, federal regulators eased capital requirements on government-sponsored Fannie Mae and Freddie Mac.

(1). Source: Bureau of Labor Statistics.

(2). Source: Bureau of Economic Analysis.


                              Semiannual Report | 3

Despite the Fed's attempts to calm the financial markets, equity performance was volatile and U.S. Treasuries rallied. Overall, the blue chip stocks of the Dow Jones Industrial Average had a six-month total return of -6.79%, while the broader Standard & Poor's 500 Index (S&P 500) had a -9.64% return, and the technology-heavy NASDAQ Composite Index had a -15.29% return.(3) Fixed income spreads generally widened relative to Treasury yields over the period due to heightened market turbulence. Investors continued to seek the relative safety of short- and intermediate-term U.S. Treasury securities as Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 2.29% at the end of April, down from 3.94% six months prior. The 10-year U.S. Treasury note ended April yielding 3.77%, compared with 4.48% at the beginning of the period. However, by period-end, it appeared that the Fed's aggressive campaigns were beginning to take effect as non-Treasury investment grade sectors showed signs of improvement.

(3). Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                              4 | Semiannual Report

Semiannual Report

Franklin Balanced Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balanced Fund seeks income and capital appreciation by investing in a combination of stocks, convertible securities and fixed income securities. The Fund will normally invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities, including money market securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Balanced Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Balanced Fund - Class A had a cumulative total return of -3.88%. The Fund performed better than its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -9.64% total return for the same period.(1) However, it underperformed its fixed income benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which posted a +4.08% total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

We seek income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as dividend-paying common stocks and convertible securities. We seek capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We will generally invest in investment grade fixed income securities, but may invest up to 10% of our total assets in nonconvertible bonds

(1). Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2). Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.


                              Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin Balanced Fund
Based on Total Net Assets as of 4/30/08

Common Stocks                               38.1%
Corporate Bonds                             27.3%
Convertible Preferred Stocks                16.2%
Preferred Stocks                             3.9%
Mortgage-Backed Securities                   1.2%
Asset-Backed Securities & Commercial
Mortgage-Backed Securities                   0.3%
Short-Term Investments & Other Net Assets   13.0%

rated below investment grade. We apply a "bottom-up" approach to investing in individual securities. We will assess the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions.

MANAGER'S DISCUSSION

During the six months under review, key contributors to Fund performance among our equity holdings were energy sector investments, including oil and gas exploration and production company Chesapeake Energy and oilfield services and equipment companies Nabors Industries (sold by period-end) and Halliburton. Rising crude oil and natural gas prices positively impacted these companies' fundamentals. Chesapeake emerged as a dominant natural gas company in North America, while Nabors and Halliburton enjoyed strong demand for their services due to rising commodity prices.

The financials sector was the primary detractor from Fund performance among our equity holdings during the period as further deterioration in housing-related markets, including mortgages and related structured products, negatively impacted Bank of America, Washington Mutual and Merrill Lynch. Other sectors that detracted from Fund performance included consumer discretionary and information technology. Starbucks, within consumer discretionary, weighed on Fund returns as a weak economy hurt same-store sales trends. A slowing economy and fears of a slowdown in corporate information technology spending hampered NetApp and Cisco Systems shares. We sold Bank of America, Washington Mutual and Starbucks during the period.

Regarding the Fund's fixed income holdings, a significant weighting in corporate bonds hindered performance as corporate yield spreads widened during the reporting period due to fears of weakening fundamentals in the event of an economic recession. The LB U.S. Corporate Investment Grade Index's spreads increased from 149 basis points (100 basis points equal one percentage point) on October 31, 2007, to 259 basis points on April 30, 2008.(3) On March 31, 2008, spreads were at 303 basis points, and so we did see some improved performance toward period-end.(3) U.S. Treasury bonds benefited from a flight to quality as

(3). Source: Standard & Poor's Micropal. The LB U.S. Corporate Investment Grade Index is the corporate component of the LB U.S. Credit Index, which includes publicly issued, SEC-registered bonds that meet specified maturity, liquidity and quality requirements.


                              6 | Semiannual Report
the credit crisis in U.S. fixed income markets became more widespread and included the collapse and rescue of Bear Stearns by JPMorgan Chase. The Fund's weakest performing fixed income holdings included R.H. Donnelley in the consumer discretionary sector and The Travelers and Wachovia in the financials sector.

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks
Edward D. Perks, CFA

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott
Alan E. Muschott, CFA

(PHOTO OF SHAWN LYONS)


/s/ Shawn Lyons
Shawn Lyons, CFA

Portfolio Management Team
Franklin Balanced Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 5 EQUITIES
Franklin Balanced Fund
4/30/08

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY                              NET ASSETS
------------------------------------------   -----------
Morgan Stanley into Genentech Inc.               2.8%
   HEALTH CARE
Wachovia Corp.                                   2.7%
   FINANCIALS
FNMA                                             2.6%
   FINANCIALS
Schering-Plough Corp.                            2.5%
   HEALTH CARE
Morgan Stanley into Texas Instruments Inc.       2.5%
   INFORMATION TECHNOLOGY

TOP 5 BONDS
Franklin Balanced Fund
4/30/08

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY                              NET ASSETS
------------------------------------------   ----------
JPMorgan Chase & Co.                             2.0%
   FINANCIALS
Target Corp.                                     1.7%
   CONSUMER DISCRETIONARY
Lehman Brothers Holdings Inc.                    1.7%
   FINANCIALS
Metropolitan Life Global Funding I               1.5%
   FINANCIALS
Ford Motor Credit Co. LLC                        1.4%
   CONSUMER DISCRETIONARY


                              Semiannual Report | 7

Performance Summary as of 4/30/08

FRANKLIN BALANCED FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FBLAX)                           CHANGE   4/30/08   10/31/07
-------------------------------------             ------   -------   --------
Net Asset Value (NAV)                             -$0.93    $10.43    $11.36
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                         $0.2406
Short-Term Capital Gain                 $0.2080
Long-Term Capital Gain                  $0.0346
   TOTAL                                $0.4832

CLASS C (SYMBOL: N/A)                             CHANGE   4/30/08   10/31/07
-------------------------------------             ------   -------   --------
Net Asset Value (NAV)                             -$0.93    $10.37    $11.30
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                         $0.2009
Short-Term Capital Gain                 $0.2080
Long-Term Capital Gain                  $0.0346
   TOTAL                                $0.4435

CLASS R (SYMBOL: N/A)                             CHANGE   4/30/08   10/31/07
-------------------------------------             ------   -------   --------
Net Asset Value (NAV)                             -$0.93    $10.43    $11.36
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                         $0.2282
Short-Term Capital Gain                 $0.2080
Long-Term Capital Gain                  $0.0346
   TOTAL                                $0.4708

ADVISOR CLASS (SYMBOL: N/A)                       CHANGE   4/30/08   10/31/07
-------------------------------------             ------   -------   --------
Net Asset Value (NAV)                             -$0.93    $10.45    $11.38
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                         $0.2581
Short-Term Capital Gain                 $0.2080
Long-Term Capital Gain                  $0.0346
   TOTAL                                $0.5007


                              8 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                         6-MONTH   1-YEAR   INCEPTION (7/3/06)
-------------------------------------           -------   ------   ------------------
Cumulative Total Return(2)                        -3.88%   -2.06%         +13.26%
Average Annual Total Return(3)                    -9.39%   -7.69%          +3.64%
Value of $10,000 Investment(4)                   $9,061   $9,231         $10,674
Avg. Ann. Total Return (3/31/08)(5)                        -8.41%          +1.46%
   Distribution Rate(6)                 1.08%
   30-Day Standardized Yield(7)         3.66%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.64%
      With Waiver                       1.04%

CLASS C                                         6-MONTH   1-YEAR   INCEPTION (7/3/06)
-------------------------------------           -------   ------   ------------------
Cumulative Total Return(2)                        -4.27%   -2.71%         +11.88%
Average Annual Total Return(3)                    -5.19%   -3.63%          +6.35%
Value of $10,000 Investment(4)                   $9,481   $9,637         $11,188
Avg. Ann. Total Return (3/31/08)(5)                        -4.32%          +4.25%
   Distribution Rate(6)                 0.94%
   30-Day Standardized Yield(7)         3.22%
   Total Annual Operating Expenses(8)
      Without Waiver                    2.31%
      With Waiver                       1.71%

CLASS R                                         6-MONTH   1-YEAR   INCEPTION (7/3/06)
-------------------------------------           -------   ------   ------------------
Cumulative Total Return(2)                        -4.00%   -2.19%          +12.93%
Average Annual Total Return(3)                    -4.00%   -2.19%          +6.89%
Value of $10,000 Investment(4)                   $9,600   $9,781         $11,293
Avg. Ann. Total Return (3/31/08)(5)                        -2.92%          +4.80%
   Distribution Rate(6)                 1.09%
   30-Day Standardized Yield(7)         3.71%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.81%
      With Waiver                       1.21%


                              Semiannual Report | 9

ADVISOR CLASS                                   6-MONTH   1-YEAR   INCEPTION (7/3/06)
-------------------------------------           -------   ------   ------------------
Cumulative Total Return(2)                        -3.71%   -1.62%         +14.01%
Average Annual Total Return(3)                    -3.71%   -1.62%          +7.45%
Value of $10,000 Investment(4)                   $9,629   $9,838         $11,401
Avg. Ann. Total Return (3/31/08)(5)                        -2.50%          +5.29%
   Distribution Rate(6)                 1.24%
   30-Day Standardized Yield(7)         4.18%
   Total Annual Operating Expenses(8)
      Without Waiver                    1.31%
      With Waiver                       0.71%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 2/28/09.

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have a higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1). If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 3.51%, 3.06%, 3.55% and 4.02% for Classes A, C, R and Advisor, respectively.

(2). Cumulative total return represents the change in value of an investment over the periods indicated.

(3). Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4). These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5). In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(6). Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 4/30/08.

(7). Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(8). Figures are as stated in the Fund's prospectus current as of the date of this report.


                             10 | Semiannual Report

Your Fund's Expenses

FRANKLIN BALANCED FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000          $  961.20                $4.92
Hypothetical (5% return before expenses)         $1,000          $1,019.84                $5.07

CLASS C
Actual                                           $1,000          $  957.30                $8.18
Hypothetical (5% return before expenses)         $1,000          $1,016.51                $8.42

CLASS R
Actual                                           $1,000          $  960.00                $5.90
Hypothetical (5% return before expenses)         $1,000          $1,018.85                $6.07

ADVISOR CLASS
Actual                                           $1,000          $  962.90                $3.47
Hypothetical (5% return before expenses)         $1,000          $1,021.33                $3.57

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.01%; C: 1.68%; R:
     1.21%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Convertible Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by attempting to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets as of 4/30/08

                                   (PIE CHART)

Convertible Bonds..............   60.9%
Convertible Preferred Stocks...   34.7%
Common Stocks .................    1.5%
Short-Term Investments &
   Other Net Assets ...........    2.9%

This semiannual report for Franklin Convertible Securities Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Convertible Securities Fund - Class A had a -6.19% cumulative total return. The Fund underperformed its benchmark, the Merrill Lynch (ML) All U.S. Convertibles Index, which returned -5.75% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on

(1). Source: Standard & Poor's Micropal. The ML All U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


                             Semiannual Report | 13

TOP 10 HOLDINGS
Franklin Convertible Securities Fund
4/30/08

                            % OF TOTAL
COMPANY SECTOR/INDUSTRY     NET ASSETS
-------------------------   ----------
Microchip Technology           2.6%
   INFORMATION TECHNOLOGY
Best Buy Co. Inc.              2.5%
   CONSUMER DISCRETIONARY
General Motors Corp.           2.5%
   CONSUMER DISCRETIONARY
Medtronic Inc.                 2.4%
   HEALTH CARE
Celanese Corp.                 2.4%
   MATERIALS
NRG Energy Inc.                2.3%
   UTILITIES
VeriSign Inc.                  2.3%
   INFORMATION TECHNOLOGY
Intel Corp.                    2.3%
   INFORMATION TECHNOLOGY
Wachovia Corp.                 2.3%
   FINANCIALS
Entergy Corp.                  2.2%
   UTILITIES

the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

During the six months under review, New Orleans-based McMoRan Exploration in the energy sector was a significant contributor to Fund performance as the company benefited from rising oil and gas prices and increased production. McMoRan, which is engaged in oil and natural gas exploration, development and production, has significant operations in the Gulf of Mexico and Gulf Coast regions.

Also in the energy sector, Fund holding Chesapeake Energy benefited from similar trends and contributed to performance during the review period. In late March, the company announced the planned development of a major new natural gas basin in the Haynesville Shale in northern Louisiana.

Semiconductor company Microchip Technology, in the information technology sector, was also a key contributor to performance as the company reported strong revenues in the first quarter of 2008 as a result of strong demand for its chips that are used in a wide range of applications.

Other holdings that performed well during the reporting period included investment banks Lehman Brothers and Wachovia in the financials sector, and biotechnology company BioMarin Pharmaceutical in the health care sector.

The Fund had some significant detractors from performance. Notably, several of the Fund's financials sector holdings that were severely impacted by the subprime mortgage and credit crises included commercial lender CIT Group, online brokerage firm E*TRADE Financial, financial services holding company Affiliated Managers Group (AMG) and mortgage lender Fannie Mae. CIT announced plans to sell some of its assets to cover losses from its home


                             14 | Semiannual Report
and consumer lending segments. E*TRADE and Fannie Mae struggled with steep mortgage-related losses, and AMG reported heavy cash outflows from several of its asset management firms during the first quarter of 2008.

Fund performance was also hurt by investments in credit card processing equipment company VeriFone Holdings, networking company Juniper Networks and IT consulting firm BearingPoint in the information technology sector.

Thank you for your participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott, CFA
Alan E. Muschott, CFA

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks, CFA
Edward D. Perks, CFA

(PHOTO OF MATT QUINLAN)


/s/ Matt Quinlan
Matt Quinlan

Portfolio Management Team
Franklin Convertible Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 15

Performance Summary as of 4/30/08

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISCX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$1.89    $15.25    $17.14
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2396
Short-Term Capital Gain           $0.1986
Long-Term Capital Gain            $0.3798
   TOTAL                          $0.8180

CLASS C (SYMBOL: FROTX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$1.88    $15.10    $16.98
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1788
Short-Term Capital Gain           $0.1986
Long-Term Capital Gain            $0.3798
   TOTAL                          $0.7572


                             16 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                  6-MONTH           1-YEAR    5-YEAR    10-YEAR
--------------------------------------   -------          -------   -------   --------
Cumulative Total Return(1)                -6.19%           -4.49%   +74.64%   +104.18%
Average Annual Total Return(2)           -11.60%          -10.01%   +10.49%     +6.76%
Value of $10,000 Investment(3)           $8,840           $8,999   $16,466    $19,242
Avg. Ann. Total Return (3/31/08)(4)                       -14.25%   +10.31%     +6.12%
   Distribution Rate(5)                            3.30%
   30-Day Standardized Yield(6)                    2.97%
   Total Annual Operating Expenses(7)              0.89%

CLASS C                                  6-MONTH           1-YEAR    5-YEAR    10-YEAR
--------------------------------------   -------          -------   -------   --------
Cumulative Total Return(1)                -6.57%           -5.23%   +68.34%    +89.69%
Average Annual Total Return(2)            -7.46%           -6.11%   +10.98%     +6.61%
Value of $10,000 Investment(3)           $9,254           $9,389   $16,834    $18,969
Avg. Ann. Total Return (3/31/08)(4)                       -10.53%   +10.79%     +5.97%
   Distribution Rate(5)                            2.72%
   30-Day Standardized Yield(6)                    2.42%
   Total Annual Operating Expenses(7)              1.64%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

THE FUND MAY INVEST IN HIGH-YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER-RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS THE PRICES OF BONDS IN
THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY VOLATILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1). Cumulative total return represents the change in value of an investment over the periods indicated.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3). These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4). In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5). Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Class C) per share on 4/30/08.

(6). Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(7). Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 17

Your Fund's Expenses

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             18 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  938.10            $4.19
Hypothetical (5% return before expenses)         $1,000           $1,020.54            $4.37

CLASS C
Actual                                           $1,000           $  934.30            $7.79
Hypothetical (5% return before expenses)         $1,000           $1,016.81            $8.12

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.87% and C: 1.62%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 19

Franklin Equity Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Equity Income Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Equity Income Fund - Class A had a -9.45% cumulative total return. The Fund performed comparably to its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -9.64% return.(1) The Fund underperformed its peers in the Lipper Equity Income Funds Classification Average, which had a return of -8.82% for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 23.

INVESTMENT STRATEGY

We emphasize dividends in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to total return. We target companies we believe are financially strong, but undervalued by the market. To identify such companies, we use a current relative yield analysis that focuses on a company's dividend yield (calculated by dividing a stock's annual per share dividends by its per share market price.) Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

(1). Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2). Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 4/30/08, there were 288 funds in this category. Lipper calculations do not include sales charges, or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


                             20 | Semiannual Report

DIVIDEND DISTRIBUTIONS *
Franklin Equity Income Fund
11/1/07-4/30/08

                                 DIVIDEND PER SHARE
               -----------------------------------------------------
MONTH            CLASS A       CLASS B       CLASS C       CLASS R
------------   -----------   -----------   -----------   -----------
November        3.24 cents    1.83 cents    1.85 cents    2.75 cents
December**     10.24 cents    8.82 cents    8.81 cents    9.75 cents
January         3.24 cents    1.82 cents    1.81 cents    2.75 cents
February        3.50 cents    2.21 cents    2.20 cents    3.02 cents
March           3.50 cents    2.21 cents    2.20 cents    3.02 cents
April           3.50 cents    2.21 cents    2.20 cents    3.02 cents
               -----------   -----------   -----------   -----------
TOTAL          27.22 CENTS   19.10 CENTS   19.07 CENTS   24.31 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 7.00 cent per share distribution to meet excise tax requirements.

MANAGER'S DISCUSSION

During the review period, natural gas producer Chesapeake Energy was among the Fund's most significant contributors to performance. The company, which focuses on exploration and developmental drilling, announced plans to boost production and increase drilling activity due to the planned development of several major new natural gas basins such as the Haynesville Shale in northern Louisiana, as well as other current projects.

The Fund's investment in transportation logistics company J.B. Hunt Transport Services also performed well as strong results from the company's intermodal division that transports cargo containers by truck to and from ships and railroads, helped offset some of the impact of weak demand and record-high fuel prices. The company used excess capacity from its shrinking trucking business to support its intermodal business. A position in semiconductor manufacturer Microchip Technology, which benefited from strong demand for its products, also helped Fund performance.

The Fund had several detractors from performance during the reporting period including several holdings in the financials sector, which was severely impacted by the subprime mortgage crisis and subsequent fallout in housing-related segments of the economy. Sector holdings that hurt performance included Citigroup, Washington Mutual, Wachovia, E*TRADE Financial, iStar Financial and MBIA. As a result of the headwinds that many financial companies recently faced, we eliminated several common stock holdings including MBIA, Fannie Mae, Goldman Sachs and Fortress Investment Group. However, despite these sales, the sector remained a significant part of the portfolio. During the reporting period, we initiated positions in the convertible preferred stock of Lehman

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
Based on Total Net Assets as of 4/30/08

Financials                                  21.2%
Industrials                                 17.2%
Consumer Discretionary                      13.4%
Energy                                      10.6%
Information Technology                       9.2%
Health Care                                  7.2%
Consumer Staples                             6.8%
Telecommunication Services                   5.2%
Utilities                                    4.7%
Materials                                    3.5%
Short-Term Investments & Other Net Assets    1.0%


                             Semiannual Report | 21

TOP 10 HOLDINGS
Franklin Equity Income Fund
4/30/08

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY                          NET ASSETS
--------------------------------------   ----------
AT&T Inc.                                   3.5%
   TELECOMMUNICATION SERVICES
Chevron Corp.                               2.9%
   ENERGY
ConocoPhillips                              2.6%
   ENERGY
Exxon Mobil Corp.                           2.5%
   ENERGY
Caterpillar Inc.                            2.4%
   INDUSTRIALS
Microchip Technology Inc.                   2.4%
   INFORMATION TECHNOLOGY
Roche Holding AG                            2.3%
   HEALTH CARE
Bank of America Corp.                       2.3%
   FINANCIALS
The Goldman Sachs Group Inc. into
Comcast Corp., 5.00%, cvt. pfd., 144A       2.2%
   CONSUMER DISCRETIONARY
J.B. Hunt Transport Services Inc.           2.2%
   INDUSTRIALS

Brothers, Wachovia and Washington Mutual, which we found attractive for their ability to provide high current income while maintaining the potential for capital appreciation with future increases in the underlying common stock. Our decision to raise the Fund's dividend in February 2008 was based in part on our belief that the increased presence of convertible securities in the portfolio was positive for the Fund's investment income.

Other Fund holdings that hindered performance during the review period included software company Microsoft, industrial conglomerate General Electric and Finnish cell phone maker Nokia.

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.

(PHOTO OF ALAN E. MUSCHOTT)


/s/ Alan E. Muschott
Alan E. Muschott, CFA

(PHOTO OF EDWARD D. PERKS)


/s/ Edward D. Perks
Edward D. Perks, CFA

(PHOTO OF FRANK M. FELICELLI)


/s/ Frank M. Felicelli
Frank M. Felicelli, CFA

Portfolio Management Team
Franklin Equity Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             22 | Semiannual Report

Performance Summary as of 4/30/08

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISEX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$3.35    $19.06    $22.41
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2722
Short-Term Capital Gain           $0.1310
Long-Term Capital Gain            $0.8335
   TOTAL                          $1.2367

CLASS B (SYMBOL: FBEIX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$3.32    $18.98    $22.30
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1910
Short-Term Capital Gain           $0.1310
Long-Term Capital Gain            $0.8335
   TOTAL                          $1.1555

CLASS C (SYMBOL: FRETX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$3.32    $18.99    $22.31
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1907
Short-Term Capital Gain           $0.1310
Long-Term Capital Gain            $0.8335
   TOTAL                          $1.1552

CLASS R (SYMBOL: FREIX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$3.36    $19.07    $22.43
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2431
Short-Term Capital Gain           $0.1310
Long-Term Capital Gain            $0.8335
   TOTAL                          $1.2076


                             Semiannual Report | 23

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH            1-YEAR    5-YEAR         10-YEAR
-------------------------------------   -------           -------   --------  ------------------
Cumulative Total Return(1)                -9.45%           -10.67%   +57.18%        +55.56%
Average Annual Total Return(2)           -14.67%           -15.82%    +8.17%         +3.90%
Value of $10,000 Investment(3)          $ 8,533           $ 8,418   $14,812        $14,661
Avg. Ann. Total Return (3/31/08)(4)                        -16.22%    +8.71%         +3.26%
   Distribution Rate(5)                           2.08%
   30-Day Standardized Yield(6)                   2.60%
   Total Annual Operating Expenses(7)             0.94%

CLASS B                                 6-MONTH           1-YEAR     5-YEAR   INCEPTION (1/1/99)
-------------------------------------   -------           -------   --------  ------------------
Cumulative Total Return(1)                -9.75%           -11.30%   +51.51%        +47.02%
Average Annual Total Return(2)           -13.16%           -14.63%    +8.38%         +4.22%
Value of $10,000 Investment(3)          $ 8,684           $ 8,537   $14,951        $14,702
Avg. Ann. Total Return (3/31/08)(4)                        -15.08%    +8.90%         +3.71%
   Distribution Rate(5)                           1.40%
   30-Day Standardized Yield(6)                   2.03%
   Total Annual Operating Expenses(7)             1.69%

CLASS C                                 6-MONTH           1-YEAR     5-YEAR         10-YEAR
-------------------------------------   -------           -------   --------  ------------------
Cumulative Total Return(1)                -9.75%           -11.29%   +51.45%        +44.48%
Average Annual Total Return(2)           -10.60%           -12.12%    +8.66%         +3.75%
Value of $10,000 Investment(3)          $ 8,940           $ 8,788   $15,145        $14,448
Avg. Ann. Total Return (3/31/08)(4)                        -12.59%    +9.18%         +3.10%
   Distribution Rate(5)                           1.39%
   30-Day Standardized Yield(6)                   2.03%
   Total Annual Operating Expenses(7)             1.69%

CLASS R                                 6-MONTH           1-YEAR     5-YEAR   INCEPTION (8/1/02)
-------------------------------------   -------           -------   --------  ------------------
Cumulative Total Return(1)                -9.59%           -10.92%   +55.05%        +51.67%
Average Annual Total Return(2)            -9.59%           -10.92%    +9.17%         +7.52%
Value of $10,000 Investment(3)          $ 9,041           $ 8,908   $15,505        $15,167
Avg. Ann. Total Return (3/31/08)(4)                        -11.40%    +9.70%         +6.71%
   Distribution Rate(5)                           1.90%
   30-Day Standardized Yield(6)                   2.52%
   Total Annual Operating Expenses(7)             1.19%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                             24 | Semiannual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1). Cumulative total return represents the change in value of an investment over the periods indicated.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3). These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4). In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5). Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Classes B, C and R) per share on 4/30/08.

(6). Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(7). Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 25

Your Fund's Expenses

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000. IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             26 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  905.50              $4.41
Hypothetical (5% return before expenses)         $1,000           $1,020.24              $4.67

CLASS B
Actual                                           $1,000           $  902.50              $7.95
Hypothetical (5% return before expenses)         $1,000           $1,016.51              $8.42

CLASS C
Actual                                           $1,000           $  902.50              $7.95
Hypothetical (5% return before expenses)         $1,000           $1,016.51              $8.42

CLASS R
Actual                                           $1,000           $  904.10              $5.59
Hypothetical (5% return before expenses)         $1,000           $1,019.00              $5.92

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.93%; B: 1.68%; C: 1.68%; and R: 1.18%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 27

Franklin Limited Maturity U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1) Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.(2)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 4/30/08

                                   (PIE CHART)

U.S. Government & Agency Bonds .............   65.4%
Mortgage-Backed Securities .................   29.1%
Short-Term Investments & Other Net Assets ..    5.5%

This semiannual report for Franklin Limited Maturity U.S. Government Securities Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A posted a +4.20% cumulative total return. The Fund

(1). In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

(2). Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. government. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 67.


                             28 | Semiannual Report
underperformed the +4.99% total return of its primary benchmark, the Lehman Brothers (LB) U.S. Treasury: 1-5 Year Index.(3) The Fund performed comparably to the +4.12% return of its secondary benchmark, the LB U.S. Government: 1-3 Year Index.(4) The manager has discontinued using the LB Government: 1-3 Year Index as a secondary benchmark as it believes the index no longer reflects the Fund's holdings. You can find the Fund's long-term performance data in the Performance Summary beginning on page 32.

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between one and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac.(2) Our portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

MANAGER'S DISCUSSION

During the six months under review, financial markets were volatile, underpinned by fear and uncertainty due to ongoing deterioration in the financial, labor and housing markets. As concerns regarding heightened equity volatility and overall systemic risk persisted throughout much of the reporting period, the Fund benefited as investors sought the relative safety of short- and intermediate-term U.S. Treasuries and government securities.

However, despite strong returns from each of the sectors that the Fund invests in -- U.S. Treasuries, agency debentures and mortgage pass-through securities
-- agency debentures and mortgage pass-through securities could not keep up with the superior returns of U.S. Treasuries and weighed on Fund performance relative to the benchmark index. Risk and liquidity premiums increased through March 2008 as yield spreads widened. The markets, however, appeared to change

(3). Source: Standard & Poor's Micropal. The LB U.S. Treasury: 1-5 Year Index includes securities in the Treasury index (i.e., public obligations of the U.S. Treasury) with a maturity from one up to (but not including) five years.

(4). Source: Standard & Poor's Micropal. The LB U.S. Government: 1-3 Year Index is the 1-3 Year component of the LB U.S. Government Index.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                             Semiannual Report | 29

DIVIDEND DISTRIBUTIONS*
Franklin Limited Maturity U.S. Government Securities Fund
11/1/07-4/30/08

                  DIVIDEND PER SHARE
             ---------------------------
MONTH          CLASS A     ADVISOR CLASS
----------   -----------   -------------
November      3.25 cents     3.33 cents
December**    5.59 cents     5.68 cents
January       3.25 cents     3.34 cents
February      3.25 cents     3.34 cents
March         3.25 cents     3.34 cents
April         3.25 cents     3.34 cents
             -----------   -------------
TOTAL        21.84 CENTS    22.37 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 2.34 cent per share distribution to meet excise tax requirements.

course late in the review period amid speculation that the worst of the financial crisis was over. In April, non-Treasury securities generally outperformed their Treasury counterparts. As a result, Fund performance in April was helped by its non-Treasury investments.

Against this backdrop, we continued to look for strong valuations within government bond markets as we believed that the recent market volatility produced many attractive investment opportunities. During the review period, we adjusted the portfolio's allocations and favored high-quality agency debentures and mortgage pass-through securities as we believed they offered better return potential and had an income advantage over U.S. Treasuries. In particular, we found agency pass-through securities, which are secured by collateral and are diverse in terms of structure and security type, attractive because of their characteristically higher yields than U.S. government securities with comparable maturities.


                             30 | Semiannual Report

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA

(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok
Paul Varunok

Portfolio Management Team
Franklin Limited Maturity
U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 31

Performance Summary as of 4/30/08

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRGVX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       +$0.20    $10.20    $10.00
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2184

ADVISOR CLASS (SYMBOL: FSUAX)               CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       +$0.20    $10.19    $9.99
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2237

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   10-YEAR
-------------------------------------   -------           ------   -------   -------
Cumulative Total Return(1)               +4.20%           +6.91%   +15.65%   +54.19%
Average Annual Total Return(2)           +1.86%           +4.49%    +2.49%    +4.18%
Avg. Ann. Total Return (3/31/08)(3)                       +5.63%    +2.69%    +4.30%
   Distribution Rate(4)                           3.74%
   30-Day Standardized Yield(5)                   2.52%
   Total Annual Operating Expenses(6)             0.90%

ADVISOR CLASS                           6-MONTH           1-YEAR   5-YEAR    10-YEAR
-------------------------------------   -------           ------   -------   -------
Cumulative Total Return(1)               +4.36%           +7.13%   +16.36%   +55.92%
Average Annual Total Return(2)           +4.36%           +7.13%    +3.08%    +4.54%
Avg. Ann. Total Return (3/31/08)(3)                       +8.29%    +3.28%    +4.65%
   Distribution Rate(4)                           3.93%
   30-Day Standardized Yield(5)                   2.69%
   Total Annual Operating Expenses(6)             0.80%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                             32 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL ADVERSELY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS A FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THEREFORE, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1). Cumulative total return represents the change in value of an investment over the periods indicated.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3). In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4). Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/08.

(5). Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(6). Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 33

Your Fund's Expenses

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                              34 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                                11/1/07        VALUE 4/30/08    PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,042.00             $4.37
Hypothetical (5% return before expenses)         $1,000           $1,020.59             $4.32

ADVISOR CLASS
Actual                                           $1,000           $1,043.60             $3.86
Hypothetical (5% return before expenses)         $1,000           $1,021.08             $3.82

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.86% and Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 35

Franklin Real Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. Managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Real Return Fund
Based on Total Net Assets as of 4/30/08

                                  (PIE CHART)

U.S. Treasury Inflation Adjusted
Securities.............................   59.4%
Foreign Government Debt Securities.....   15.4%
Corporate Bonds........................    8.6%
Natural Resources - Common Stocks*.....    5.9%
Real Estate - Common Stocks............    2.3%
Short-Term Investments &
Other Net Assets.......................    8.4%

*    In the SOI, the natural resources sector comprises energy and materials.

This semiannual report for Franklin Real Return Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Real Return Fund - Class A posted a cumulative total return of +5.78%. The Fund underperformed the Lehman Brothers
(LB) U.S. TIPS Index, which had a +6.88% total return.(1) The Fund

(1). The LB U.S. TIPS Index comprises U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better) with at least one year to final maturity and at least $250 million par amount outstanding. The LB U.S. TIPS Index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 73.


                             36 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Real Return Fund
11/1/07-4/30/08

                DIVIDEND PER SHARE
           ---------------------------
MONTH        CLASS A     ADVISOR CLASS
--------   -----------   -------------
November    7.78 cents     7.98 cents
December    6.42 cents     6.63 cents
January     4.19 cents     4.36 cents
February    1.04 cents     1.20 cents
March       3.97 cents     4.18 cents
April       3.96 cents     4.20 cents
           -----------   -------------
TOTAL      27.36 CENTS    28.55 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

outperformed the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which rose 2.82% for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 39.

INVESTMENT STRATEGY

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

(2). Source: Standard & Poor's Micropal. The CPI, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate. The all urban consumers group represents about 87% of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the poor, the unemployed and retired persons as well as urban wage earners and clerical workers. The figure quoted is non-seasonally adjusted (NSA). The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                             Semiannual Report | 37

MANAGER'S DISCUSSION

We invested the Fund's assets in the allowable sectors during the six-month period under review. At period-end, more than half of the Fund's total net assets were invested in Treasury Inflation Protected Securities (TIPS). We also allocated some of the Fund's assets to the natural resources, real estate investment trusts (REITs), short-term non-dollar securities and high yield sectors. We employed a non-dollar strategy to help hedge against dollar weakness versus certain currencies. With the exception of REITs, which were impacted by the downturn in housing and commercial property markets, all of these sectors helped Fund performance during the reporting period.

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey
T. Anthony Coffey, CFA

(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA

Portfolio Management Team
Franklin Real Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             38 | Semiannual Report

Performance Summary as of 4/30/08

FRANKLIN REAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRRAX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       +$0.30   $10.94     $10.64
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2736
Short-Term Capital Gain           $0.0004
Long-Term Capital Gain            $0.0327
   TOTAL                          $0.3067

ADVISOR CLASS (SYMBOL: FARRX)               CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       +$0.31    $10.96    $10.65
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2855
Short-Term Capital Gain           $0.0004
Long-Term Capital Gain            $0.0327
   TOTAL                          $0.3186


                             Semiannual Report | 39

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH          1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------------------------------------   -------          ------   ------   --------------------
Cumulative Total Return(2)               +5.78%          +10.43%  +24.87%        +26.44%
Average Annual Total Return(3)           +1.31%           +5.77%   +6.15%         +5.71%
Avg. Ann. Total Return (3/31/08)(4)                       +6.86%   +6.42%         +5.83%
   Distribution Rate(5)                           4.16%
   30-Day Standardized Yield(6)                   2.52%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.11%
      With Waiver                                 0.90%

ADVISOR CLASS                           6-MONTH          1-YEAR   3-YEAR   INCEPTION (11/17/04)
--------------------------------------  -------          ------   ------   --------------------
Cumulative Total Return(2)               +5.89%          +10.67%  +25.74%        +27.50%
Average Annual Total Return(3)           +5.89%          +10.67%   +7.93%         +7.30%
Avg. Ann. Total Return (3/31/08)(4)                      +11.95%   +8.29%         +7.48%
   Distribution Rate(5)                           4.60%
   30-Day Standardized Yield(6)                   2.88%
   Total Annual Operating Expenses(7)
      Without Waiver                              0.86%
      With Waiver                                 0.65%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSE SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOW WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 2/28/09.


                             40 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1). If the manager and administrator had not waived fees, the Fund's distribution rate and total returns would have been lower, and yield for the period would have been 2.48% for Class A and 2.84% for Advisor Class.

(2). Cumulative total return represents the change in value of an investment over the periods indicated.

(3). Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4). In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5). Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/08.

(6). Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(7). Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 41

Your Fund's Expenses

FRANKLIN REAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             42 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,057.80              $4.60
Hypothetical (5% return before expenses)         $1,000           $1,020.39              $4.52

ADVISOR CLASS
Actual                                           $1,000           $1,058.90              $3.33
Hypothetical (5% return before expenses)         $1,000           $1,021.63              $3.27

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90% and Advisor:
     0.65%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 43

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCED FUND

                                                                               YEAR ENDED
                                                       SIX MONTHS ENDED        OCTOBER 31,
                                                        APRIL 30, 2008    -------------------
CLASS A                                                   (UNAUDITED)       2007      2006(f)
----------------------------------------------------   ----------------   -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $ 11.36        $ 10.65     $ 10.00
                                                           -------        -------     -------
Income from investment operations(a):
   Net investment income(b) ........................          0.19           0.36        0.10
   Net realized and unrealized gains (losses) ......         (0.64)          0.68        0.62
                                                           -------        -------     -------
Total from investment operations ...................         (0.45)          1.04        0.72
                                                           -------        -------     -------
Less distributions from:
   Net investment income ...........................         (0.24)         (0.33)      (0.07)
   Net realized gains ..............................         (0.24)            --         --
                                                           -------        -------     -------
Total distributions ................................         (0.48)          (0.33)     (0.07)
                                                           -------        -------     -------
Redemption fees ....................................            --(e)          --(e)       --(e)
                                                           -------        -------     -------
Net asset value, end of period .....................       $10.43         $ 11.36     $ 10.65
                                                           =======        =======     =======
Total return(c) ....................................         (3.88)%         9.91%       7.20%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by affiliates ..          1.21%          1.58%       2.02%
Expenses net of waiver and payments by affiliates ..          1.01%          1.04%       1.06%
Net investment income ..............................          3.62%          3.26%       2.84%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $50,760        $35,180     $17,258
Portfolio turnover rate ............................         28.52%         77.53%      13.10%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.


 44 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                                               YEAR ENDED
                                                       SIX MONTHS ENDED        OCTOBER 31,
                                                        APRIL 30, 2008    -------------------
CLASS C                                                   (UNAUDITED)       2007       2006(F)
----------------------------------------------------   ----------------   -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............       $11.30          $10.62      $10.00
                                                           ------          ------      ------
Income from investment operations(a):
   Net investment income(b).........................         0.15            0.30        0.07
   Net realized and unrealized gains (losses) ......        (0.64)           0.68        0.62
                                                           ------          ------      ------
Total from investment operations ...................        (0.49)           0.98        0.69
                                                           ------          ------      ------
Less distributions from:
   Net investment income ...........................        (0.20)          (0.30)      (0.07)
   Net realized gains ..............................        (0.24)             --          --
                                                           ------          ------      ------
Total distributions ................................        (0.44)          (0.30)      (0.07)
                                                           ------          ------      ------
Redemption fees ....................................           --(e)           --(e)       --(e)
                                                           ------          ------      ------
Net asset value, end of period .....................       $10.37          $11.30      $10.62
                                                           ======          ======      ======
Total return(c).....................................        (4.27)%          9.33%       6.90%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by affiliates ..         1.88%           2.25%       2.65%
Expenses net of waiver and payments by affiliates ..         1.68%           1.71%       1.69%
Net investment income                                        2.95%           2.59%       2.21%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $8,387          $6,542      $  242
Portfolio turnover rate ............................        28.52%          77.53%      13.10%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 45

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                                               YEAR ENDED
                                                       SIX MONTHS ENDED        OCTOBER 31,
                                                        APRIL 30, 2008     ------------------
CLASS R                                                   (UNAUDITED)       2007      2006(f)
----------------------------------------------------   ----------------    ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............         $11.36        $10.64     $10.00
                                                             ------        ------     ------
Income from investment operations(a):
   Net investment income(b) ........................           0.18          0.34       0.09
   Net realized and unrealized gains (losses) ......          (0.64)         0.69       0.62
                                                             ------        ------     ------
Total from investment operations ...................          (0.46)         1.03       0.71
                                                             ------        ------     ------
Less distributions from:
   Net investment income ...........................          (0.23)        (0.31)     (0.07)
   Net realized gains ..............................          (0.24)           --         --
                                                             ------        ------     ------
Total distributions ................................          (0.47)        (0.31)     (0.07)
                                                             ------        ------     ------
Redemption fees ....................................             --(e)         --(e)      --(e)
                                                             ------        ------     ------
Net asset value, end of period .....................         $10.43        $11.36     $10.64
                                                             ======        ======     ======
Total return(c) ....................................          (4.00)%        9.83%      7.10%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses before waiver and payments by affiliates ..           1.41%         1.75%      2.17%
Expenses net of waiver and payments by affiliates ..           1.21%         1.21%      1.21%
Net investment income ..............................           3.42%         3.09%      2.69%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................         $   18        $   15     $   11
Portfolio turnover rate ............................          28.52%        77.53%     13.10%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.


 46 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                                               YEAR ENDED
                                                       SIX MONTHS ENDED        OCTOBER 31,
                                                        APRIL 30, 2008    -------------------
ADVISOR CLASS                                             (UNAUDITED)       2007      2006(f)
----------------------------------------------------   ----------------    ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............         $11.38        $10.66     $10.00
                                                             ------        ------     ------
Income from investment operations(a):
   Net investment income(b) ........................           0.20          0.40       0.11
   Net realized and unrealized gains (losses) ......          (0.63)         0.69       0.62
                                                             ------        ------     ------
Total from investment operations ...................          (0.43)         1.09       0.73
                                                             ------        ------     ------
Less distributions from:
   Net investment income ...........................          (0.26)        (0.37)     (0.07)
   Net realized gains ..............................          (0.24)           --         --
                                                             ------        ------     ------
Total distributions ................................          (0.50)        (0.37)     (0.07)
                                                             ------        ------     ------
Redemption fees ....................................             --(e)         --(e)      --(e)
                                                             ------        ------     ------
Net asset value, end of period .....................         $10.45        $11.38     $10.66
                                                             ======        ======     ======
Total return(c) ....................................          (3.71)%       10.34%      7.30%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses before waiver and payments by affiliates ..           0.91%         1.25%      1.67%
Expenses net of waiver and payments by affiliates ..           0.71%         0.71%      0.71%
Net investment income ..............................           3.92%         3.59%      3.19%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................         $1,343        $1,180     $  239
Portfolio turnover rate ............................          28.52%        77.53%     13.10%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  For the period July 3, 2006 (commencement of operations) to October 31,
     2006.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 47

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN BALANCED FUND                                     COUNTRY        SHARES        VALUE
-----------------------------------------------------   -------------   ----------   -----------
       LONG TERM INVESTMENTS 87.0%
       COMMON STOCKS 38.1%
       CONSUMER DISCRETIONARY 1.8%
       Best Buy Co. Inc. ............................   United States       13,000   $   559,260
       Target Corp. .................................   United States       10,000       531,300
                                                                                     -----------
                                                                                       1,090,560
                                                                                     -----------
       CONSUMER STAPLES 1.1%
       Anheuser-Busch Cos. Inc. .....................   United States        8,200       403,440
       The Procter & Gamble Co. .....................   United States        4,000       268,200
                                                                                     -----------
                                                                                         671,640
                                                                                     -----------
       ENERGY 3.0%
       Chesapeake Energy Corp. ......................   United States          300        15,510
       Chevron Corp. ................................   United States        3,600       346,140
       ConocoPhillips ...............................   United States        6,000       516,900
       Halliburton Co. ..............................   United States       20,000       918,200
                                                                                     -----------
                                                                                       1,796,750
                                                                                     -----------
       FINANCIALS 3.4%
       Duke Realty Corp. ............................   United States       20,000       488,400
       iStar Financial Inc. .........................   United States       30,000       577,500
       Merrill Lynch & Co. Inc. .....................   United States       20,000       996,600
                                                                                     -----------
                                                                                       2,062,500
                                                                                     -----------
       HEALTH CARE 8.0%
   (a) Amgen Inc. ...................................   United States       12,500       523,375
(a, b) Genentech Inc. ...............................   United States       16,000     1,091,200
       Johnson & Johnson ............................   United States       20,000     1,341,800
       Pfizer Inc. ..................................   United States       30,000       603,300
       Roche Holding AG .............................    Switzerland         4,000       667,053
       Schering-Plough Corp. ........................   United States       34,000       625,940
                                                                                     -----------
                                                                                       4,852,668
                                                                                     -----------
       INDUSTRIALS 7.7%
       3M Co. .......................................   United States        8,000       615,200
       Avery Dennison Corp. .........................   United States       15,000       722,850
   (b) The Boeing Co. ...............................   United States       10,000       848,600
   (b) Caterpillar Inc. .............................   United States        8,000       655,040
       General Electric Co. .........................   United States       20,000       654,000
       United Parcel Service Inc., B ................   United States        6,000       434,460
       United Technologies Corp. ....................   United States       10,000       724,700
                                                                                     -----------
                                                                                       4,654,850
                                                                                     -----------
       INFORMATION TECHNOLOGY 6.8%
   (a) Agilent Technologies Inc. ....................   United States       15,000       453,150
   (a) Cisco Systems Inc. ...........................   United States       30,000       769,200
       Intel Corp. ..................................   United States       60,000     1,335,600
       Maxim Integrated Products Inc. ...............   United States       20,000       420,600
   (a) NetApp Inc. ..................................   United States       20,000       484,000
       QUALCOMM Inc. ................................   United States        6,800       293,692
       Texas Instruments Inc. .......................   United States       13,000       379,080
                                                                                     -----------
                                                                                       4,135,322
                                                                                     -----------


                             48 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND                                     COUNTRY        SHARES        VALUE
-----------------------------------------------------   -------------   ----------   -----------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS (CONTINUED)
       MATERIALS 1.5%
       Alcoa Inc. ...................................   United States       15,000   $   521,700
       The Dow Chemical Co. .........................   United States       10,000       401,500
                                                                                     -----------
                                                                                         923,200
                                                                                     -----------
       TELECOMMUNICATION SERVICES 1.3%
       AT&T Inc. ....................................   United States       20,000       774,200
                                                                                     -----------
       UTILITIES 3.5%
       Ameren Corp. .................................   United States        6,000       272,160
       Duke Energy Corp. ............................   United States       30,000       549,300
       PG&E Corp. ...................................   United States       25,000     1,000,000
       Public Service Enterprise Group Inc. .........   United States        6,400       281,024
                                                                                     -----------
                                                                                       2,102,484
                                                                                     -----------
       TOTAL COMMON STOCKS (COST $23,850,020) .......                                 23,064,174
                                                                                     -----------
       CONVERTIBLE PREFERRED STOCKS 16.2%
       CONSUMER DISCRETIONARY 1.0%
   (c) The Goldman Sachs Group Inc. into Comcast
          Corp., 5.00%, cvt. pfd., 144A .............   United States       30,000       604,620
                                                                                     -----------
       FINANCIALS 7.0%
       Bank of America Corp., 7.25%, cvt. pfd., L ...   United States          900       988,200
       Citigroup Inc., 6.50%, cvt. pfd.                 United States       10,000       521,500
   (a) Lehman Brothers Holdings Inc., 7.25%,
          cvt. pfd., P ..............................   United States          910     1,113,840
   (a) Wachovia Corp., 7.50%, cvt. pfd., L ..........   United States        1,400     1,636,670
                                                                                     -----------
                                                                                       4,260,210
                                                                                     -----------
       HEALTH CARE 4.3%
   (c) Morgan Stanley into Genentech Inc., 5.26%,
          cvt. pfd., 144A ...........................   United States       25,000     1,676,125
       Schering-Plough Corp., 6.00%, cvt. pfd. ......   United States        5,000       900,568
                                                                                     -----------
                                                                                       2,576,693
                                                                                     -----------
       INDUSTRIALS 1.4%
       Lehman Brothers Holdings into General Electric
          Co., 7.50%, cvt. pfd. .....................   United States       25,000       827,500
                                                                                     -----------
       INFORMATION TECHNOLOGY 2.5%
   (c) Morgan Stanley into Texas Instruments Inc.,
          7.50%, cvt. pfd., 144A ....................   United States       50,000     1,494,750
                                                                                     -----------
       TOTAL CONVERTIBLE PREFERRED STOCKS
          (COST $9,587,706) .........................                                  9,763,773
                                                                                     -----------
       PREFERRED STOCKS5.9%
       FINANCIALS5.9%
       Fannie Mae, 6.75%, pfd. ......................   United States       20,000       462,200
       Fannie Mae, 7.625%, pfd., R ..................   United States       20,000       505,400
       Fannie Mae, 8.25%, pfd. ......................   United States       25,000       626,000
       Freddie Mac, 8.375%, pfd. ....................   United States       30,200       773,120
       JPMorgan Chase & Co.,7.90%,pfd., 1, junior
          sub. note .................................   United States    1,200,000     1,226,392
                                                                                     -----------
       TOTAL PREFERRED STOCKS (COST $3,581,000) .....                                  3,593,112
                                                                                     -----------


                             Semiannual Report | 49

Franklin Investors Securities Trust

                                                                         PRINCIPAL
FRANKLIN BALANCED FUND                                     COUNTRY       AMOUNT(d)      VALUE
-----------------------------------------------------   -------------   ----------   -----------
       LONG TERM INVESTMENTS (CONTINUED)
       CORPORATE BONDS 25.3%
       CONSUMER DISCRETIONARY 5.2%
       Comcast Corp., senior note,
          5.85%, 1/15/10 ............................   United States   $  200,000   $   204,169
          6.30%, 11/15/17 ...........................   United States      350,000       364,640
       Dollar General Corp., senior note, 10.625%,
          7/15/15 ...................................   United States      500,000       500,000
       Ford Motor Credit Co. LLC, senior note, 9.75%,
          9/15/10 ...................................   United States      900,000       874,486
       R.H. Donnelley Corp., senior discount note,
          A-2, 6.875%, 1/15/13 ......................   United States      300,000       193,500
       Target Corp., 6.00%, 1/15/18 .................   United States    1,000,000     1,041,286
                                                                                     -----------
                                                                                       3,178,081
                                                                                     -----------
       CONSUMER STAPLES 1.0%
       Bunge Ltd. Finance Corp., senior note, 5.10%,
          7/15/15 ...................................   United States      300,000       272,192
       CVS Caremark Corp., senior note, 5.75%,
          6/01/17 ...................................   United States      300,000       304,751
                                                                                     -----------
                                                                                         576,943
                                                                                     -----------
       ENERGY 1.4%
       Valero Energy Corp., 6.125%, 6/15/17 .........   United States      400,000       404,487
       XTO Energy Inc., senior note, 5.90%,
          8/01/12 ...................................   United States      400,000       415,031
                                                                                     -----------
                                                                                         819,518
                                                                                     -----------
       FINANCIALS 9.8%
       American Express Co., senior note, 7.00%,
          3/19/18 ...................................   United States      700,000       754,866
(c, e) BNP Paribas, 144A, 7.195%, Perpetual .........       France         300,000       282,459
       CIT Group Funding Co. of Canada, senior note,
          4.65%, 7/01/10 ............................   United States      400,000       345,905
       Compass Bank, 6.40%, 10/01/17 ................   United States      400,000       388,252
       Lazard Group, senior note, 6.85%, 6/15/17 ....   United States      300,000       280,236
       Lehman Brothers Holdings Inc., senior note,
          6.875%, 5/02/18 ...........................   United States    1,000,000     1,025,319
   (c) LUKOIL International Finance BV, 144A, 6.356%,
          6/07/17 ...................................       Russia         500,000       463,750
   (c) Metropolitan Life Global Funding I, senior
          secured note, 144A, 5.125%, 4/10/13 .......   United States      900,000       901,302
       Morgan Stanley, sub. note, 4.75%, 4/01/14 ....   United States      200,000       188,009
   (f) The Travelers Cos. Inc., junior sub. bond,
          FRN, 6.25%, 3/15/67 .......................   United States      500,000       438,683
   (e) Wachovia Capital Trust III, 5.80%, Perpetual .   United States      500,000       397,746
(c, e) Washington Mutual Preferred Funding Trust IV,
          junior sub. bond, 144A, 9.75%, Perpetual ..   United States      500,000       435,643
                                                                                     -----------
                                                                                       5,902,170
                                                                                     -----------
       HEALTH CARE 4.0%
   (c) Bausch & Lomb Inc., senior note, 144A, 9.875%,
          11/01/15 ..................................   United States      400,000       427,000
       Coventry Health Care Inc., senior note, 6.30%,
          8/15/14 ...................................   United States      400,000       391,109
       Quest Diagnostics Inc., 6.95%, 7/01/37 .......   United States      500,000       512,291
       Schering-Plough Corp., senior note, 6.00%,
          9/15/17 ...................................   United States      400,000       404,991
   (f) Tenet Healthcare Corp., senior note, FRN,
          9.25%, 2/01/15 ............................   United States      500,000       498,750
       United Health Group Inc. 6.50%, 6/15/37 ......   United States      200,000       185,874
                                                                                     -----------
                                                                                       2,420,015
                                                                                     -----------
       INFORMATION TECHNOLOGY 1.3%
   (c) First Data Corp., senior note, 144A, 9.875%,
          9/24/15 ...................................   United States      400,000       364,500
       Freescale Semiconductor Inc., senior note,
          8.875%, 12/15/14 ..........................   United States      500,000       442,500
                                                                                     -----------
                                                                                         807,000
                                                                                     -----------


                             50 | Semiannual Report

Franklin Investors Securities Trust

                                                                         PRINCIPAL
FRANKLIN BALANCED FUND                                     COUNTRY       AMOUNT(d)      VALUE
-----------------------------------------------------   -------------   ----------   -----------
       LONG TERM INVESTMENTS (CONTINUED)
       CORPORATE BONDS (CONTINUED)
       TELECOMMUNICATION SERVICES 1.2%
       Embarq Corp., senior note, 7.082%, 6/01/16 ...   United States   $  250,000   $   248,590
       Telecom Italia Capital, senior note,
          4.95%, 9/30/14 ............................       Italy          100,000        92,993
          7.20%, 7/18/36 ............................       Italy          150,000       150,881
       Verizon New York Inc., senior deb., A, 6.875%,
          4/01/12 ...................................   United States      250,000       263,648
                                                                                     -----------
                                                                                         756,112
                                                                                     -----------
       UTILITIES 1.4%
   (c) Texas Competitive Electric Holdings Co. LLC,
          senior note, 144A, 10.25%, 11/01/15 .......   United States      800,000       838,000
                                                                                     -----------
       TOTAL CORPORATE BONDS (COST $15,316,861)......                                 15,297,839
                                                                                     -----------
       ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES
          (COST $185,873) 0.3%
       FINANCIALS 0.3%
   (f) Accredited Mortgage Loan Trust, 2005-3, A1,
          FRN, 5.563%, 9/25/35 ......................   United States      185,757       175,615
                                                                                     -----------
       MORTGAGE-BACKED SECURITIES 1.2%
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
          FIXED RATE 1.2%
       FNMA 30 Year, 6.00%, 8/01/36 .................   United States      388,816       398,006
       FNMA 30 Year, 6.50%, 4/01/36 .................   United States      291,655       302,195
                                                                                     -----------
       TOTAL MORTGAGE-BACKED SECURITIES
          (COST $673,018) ...........................                                    700,201
                                                                                     -----------
       TOTAL LONG TERM INVESTMENTS
          (COST $53,194,478) ........................                                 52,594,714
                                                                                     -----------
       SHORT TERM INVESTMENTS 12.9%
       U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $2,997,854) 4.9%
   (g) U.S. Treasury Bill, 5/29/08 ..................   United States    3,000,000     2,997,285
                                                                                     -----------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
          (COST $56,192,332) ........................                                 55,591,999
                                                                                     -----------
                                                                          SHARES
                                                                        ----------
       MONEY MARKET FUND (COST $4,816,881) 8.0%
   (h) Franklin Institutional Fiduciary Trust Money
          Market Portfolio, 2.29% ...................   United States    4,816,881     4,816,881
                                                                                     -----------
       TOTAL INVESTMENTS (COST $61,009,213) 99.9% ...                                 60,408,880
       OPTIONS WRITTEN (0.1)% .......................                                    (36,940)
       OTHER ASSETS, LESS LIABILITIES 0.2% ..........                                    135,780
                                                                                     -----------
       NET ASSETS 100.0% ............................                                $60,507,720
                                                                                     ===========


                             Semiannual Report | 51

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND                                     COUNTRY       CONTRACTS      VALUE
-----------------------------------------------------   -------------   ----------   -----------
   (i) OPTIONS WRITTEN 0.1%
       CALL OPTIONS 0.0%(j)
       HEALTH CARE 0.0%(j)
       Genentech Inc., May 80 Calls, 5/17/08 ........   United States          160   $     2,400
                                                                                     -----------
       INDUSTRIALS 0.0%(j)
       The Boeing Co., May 85 Calls, 5/17/08 ........   United States          100        13,500
       Caterpillar Inc., May 85 Calls, 5/17/08 ......   United States           80         6,160
                                                                                     -----------
                                                                                          19,660
                                                                                     -----------
       PUT OPTIONS 0.0%(j)
       ENERGY 0.0%(j)
       Valero Energy Corp., May 45 Puts, 5/17/08 ....   United States          100         4,100
                                                                                     -----------
       INDUSTRIALS 0.0%(j)
       The Boeing Co., May 75 Puts, 5/17/08 .........   United States           50           250
       Caterpillar Inc., May 75 Puts, 5/17/08 .......   United States           70         1,330
                                                                                     -----------
                                                                                           1,580
                                                                                     -----------
       INFORMATION TECHNOLOGY 0.0%(j)
       Microsoft Corp., May 28 Puts, 5/17/08 ........   United States          200         9,200
                                                                                     -----------
       TOTAL OPTIONS WRITTEN
          (PREMIUMS RECEIVED $41,210) ...............                                $    36,940
                                                                                     -----------

See Selected Portfolio Abbreviations on page 78.

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b) A portion or all of the security is held in connection with written option contracts open at period end.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the aggregate value of these securities was $7,488,149, representing 12.38% of net assets.

(d)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(e)  Perpetual bond with no stated maturity date.

(f)  The coupon rate shown represents the rate at period end.

(g)  The security is traded on a discount basis with no stated coupon rate.

(h) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(i)  See Note 1(e) regarding options.

(j)  Rounds to less than 0.1% of net assets.


 52 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                   SIX MONTHS ENDED                         YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2008    ------------------------------------------------------------
CLASS A                                               (UNAUDITED)       2007         2006         2005         2004         2003
------------------------------------------------   ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $  17.14       $  17.19     $  16.46     $  15.16     $  13.90     $  10.87
                                                       --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................           0.20           0.38         0.43         0.42         0.50         0.56
   Net realized and unrealized gains (losses) ..          (1.27)          1.36         1.52         1.49         1.43         2.97
                                                       --------       --------     --------     --------     --------     --------
Total from investment operations ...............          (1.07)          1.74         1.95         1.91         1.93         3.53
                                                       --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income .......................          (0.24)         (0.58)       (0.60)       (0.61)       (0.67)       (0.50)
   Net realized gains ..........................          (0.58)         (1.21)       (0.62)          --           --           --
                                                       --------       --------     --------     --------     --------     --------
Total distributions ............................          (0.82)         (1.79)       (1.22)       (0.61)       (0.67)       (0.50)
                                                       --------       --------     --------     --------     --------     --------
Redemption fees ................................             --(e)          --(e)        --(e)        --(e)        --(e)        --
                                                       --------       --------     --------     --------     --------     --------
Net asset value, end of period .................       $  15.25       $  17.14     $  17.19     $  16.46     $  15.16     $  13.90
                                                       ========       ========     ========     ========     ========     ========
Total return(c) ................................          (6.19)%        10.66%       12.45%       12.76%       14.06%       33.10%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses .......................................           0.87%          0.87%        0.86%        0.88%        0.92%        0.98%
Expenses net of payments by affiliates .........           0.87%(f)       0.87%(f)     0.86%(f)     0.88%(f)     0.89%        0.98%
Net investment income ..........................           2.68%          2.25%        2.59%        2.63%        3.36%        4.49%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $664,881       $844,603     $718,018     $551,120     $380,960     $294,987
Portfolio turnover rate ........................          15.81%         17.59%       31.37%       35.30%       28.37%       49.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 53

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                   SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2008    ------------------------------------------------------------
CLASS C                                               (UNAUDITED)       2007         2006         2005         2004         2003
------------------------------------------------   ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........         $16.98       $  17.04     $  16.32     $  15.05     $  13.81     $  10.82
                                                       --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................           0.14           0.25         0.30         0.30         0.39         0.46
   Net realized and unrealized gains (losses) ..          (1.26)          1.36         1.52         1.46         1.42         2.96
                                                       --------       --------     --------     --------     --------     --------
Total from investment operations ...............          (1.12)          1.61         1.82         1.76         1.81         3.42
                                                       --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income .......................          (0.18)         (0.46)       (0.48)       (0.49)       (0.57)       (0.43)
   Net realized gains ..........................          (0.58)         (1.21)       (0.62)          --           --           --
                                                       --------       --------     --------     --------     --------     --------
Total distributions ............................          (0.76)         (1.67)       (1.10)       (0.49)       (0.57)       (0.43)
                                                       --------       --------     --------     --------     --------     --------
Redemption fees ................................             --(e)          --(e)        --(e)        --(e)        --(e)        --
                                                       --------       --------     --------     --------     --------     --------
Net asset value, end of period .................         $15.10       $  16.98     $  17.04     $  16.32     $  15.05     $  13.81
                                                       ========       ========     ========     ========     ========     ========
Total return(c) ................................          (6.57)%         9.94%       11.53%       11.92%       13.21%       32.08%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses .......................................           1.62%          1.61%        1.61%        1.63%        1.67%        1.75%
Expenses net of payments by affiliates .........           1.62%(f)       1.61%(f)     1.61%(f)     1.63%(f)     1.64%        1.75%
Net investment income ..........................           1.93%          1.51%        1.83%        1.88%        2.61%        3.72%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............       $245,896       $306,353     $271,216     $219,970     $167,813     $106,719
Portfolio turnover rate ........................          15.81%         17.59%       31.37%       35.30%       28.37%       49.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


 54 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN CONVERTIBLE SECURITIES FUND                                                 SHARES         VALUE
-------------------------------------------------------------------------------   -----------   ------------
    LONG TERM INVESTMENTS 95.2%
    COMMON STOCKS (COST $12,884,696) 1.5%
    CONSUMER DISCRETIONARY 1.5%
    The Walt Disney Co. .......................................................       424,408   $ 13,763,552
                                                                                                ------------
    CONVERTIBLE PREFERRED STOCKS 34.7%
    CONSUMER DISCRETIONARY 5.2%
    Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. .........................       450,000     16,582,500
    General Motors Corp., 6.25%, cvt. pfd. ....................................       235,000      4,368,650
    General Motors Corp., 1.50%, cvt. pfd., D .................................       776,200     18,458,967
    Retail Ventures Inc. into DSW Inc., 6.625%, cvt. pfd. .....................       250,000      8,031,250
                                                                                                ------------
                                                                                                  47,441,367
                                                                                                ------------
    ENERGY 4.8%
(a) Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A ...........................       135,000     19,643,985
    ElPaso Corp., 4.99%, cvt. pfd. ............................................        12,000     16,698,000
    McMoRan Exploration Co., 6.75%, cvt. pfd. .................................        37,600      6,891,704
                                                                                                ------------
                                                                                                  43,233,689
                                                                                                ------------
    FINANCIALS 13.2%
    Affiliated Managers Group Inc., 5.10%, cvt. pfd. ..........................       350,000     15,246,875
(b) CIT Group Inc., 8.75%, cvt. pfd., C .......................................        30,000      1,672,500
    CIT Group Inc., 7.75%, cvt. pfd., Z .......................................       619,500      7,248,150
    E*TRADE Financial Corp., 6.125%, cvt. pfd. ................................       855,000      4,916,250
    Fannie Mae, 5.375%, cvt. pfd. .............................................           140      9,935,541
(b) Lehman Brothers Holdings Inc., 7.25%, cvt. pfd., W ........................        15,690     19,204,560
    MetLife Inc., 6.375%, cvt. pfd. ...........................................       400,000     12,000,000
    Simon Property Group Inc., 6.00%, cvt. pfd. ...............................       200,000     16,434,000
(b) Wachovia Corp., 7.50%, cvt. pfd., L .......................................        17,900     20,925,995
    Washington Mutual Capital Trust I, 5.375%, cvt. pfd. ......................        20,000        620,000
(a) Washington Mutual Capital Trust I, 5.375%, cvt. pfd., 144A.................        60,000      1,860,000
    Washington Mutual Inc., 7.75%, cvt. pfd., R ...............................        12,140     10,441,735
                                                                                                ------------
                                                                                                 120,505,606
                                                                                                ------------
    HEALTH CARE 0.9%
    Schering-Plough Corp., 6.00%, cvt. pfd. ...................................        45,000      8,105,112
                                                                                                ------------
    INDUSTRIALS 2.1%
    Avery Dennison Corp., 7.875%, cvt. pfd. ...................................       400,000     19,108,000
                                                                                                ------------
    MATERIALS 2.4%
    Celanese Corp., 4.25%, cvt. pfd. ..........................................       375,000     21,515,625
                                                                                                ------------
    UTILITIES 6.1%
    CMS Energy Corp., 4.50%, cvt. pfd., B .....................................       100,000      7,687,500
    Entergy Corp., 7.625%, cvt. pfd. ..........................................       300,000     20,177,250
    NRG Energy Inc., 4.00%, cvt. pfd. .........................................         9,500     21,341,750
    PNM Resources Inc., 6.75%, cvt. pfd.  .....................................       235,000      6,506,563
                                                                                                ------------
                                                                                                  55,713,063
                                                                                                ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $310,265,300) ....................                  315,622,462
                                                                                                ------------


                             Semiannual Report | 55

Franklin Investors Securities Trust

                                                                                   PRINCIPAL
FRANKLIN CONVERTIBLE SECURITIES FUND                                                 AMOUNT         VALUE
-------------------------------------------------------------------------------   -----------   ------------
    LONG TERM INVESTMENTS (CONTINUED)
    CONVERTIBLE BONDS 59.0%
    CONSUMER DISCRETIONARY 10.2%
    Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 ........................   $21,000,000   $ 23,021,250
    Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 .........................    18,000,000     19,755,000
    Liberty Media Corp., cvt., senior deb., B, 3.25%, 3/15/31 .................    10,000,000      6,877,750
    Lions Gate Entertainment Corp., cvt., senior note, 3.625%, 3/15/25
       (Canada) ...............................................................    10,000,000      9,883,320
(a) Live Nation Inc., cvt., senior note, 144A, 2.875%, 7/15/27 ................    17,865,000     14,872,613
    Lowe's Cos. Inc., cvt., senior note, zero cpn., 2/16/21 ...................    13,000,000     10,989,914
(a) WPP Group PLC, cvt., sub. bond, 144A, 5.00%, 10/15/33 .....................     6,000,000      7,557,120
                                                                                                ------------
                                                                                                  92,956,967
                                                                                                ------------
    ENERGY 3.0%
    Helix Energy Solutions Group, cvt., senior note, 3.25%, 12/15/25 ..........    10,000,000     13,012,500
    Schlumberger Ltd., cvt., senior deb., 1.50%, 6/01/23 (Netherland
       Antilles)...............................................................     5,000,000     13,893,750
                                                                                                ------------
                                                                                                  26,906,250
                                                                                                ------------
    FINANCIALS 5.8%
    CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34 ................    20,000,000     17,272,000
(c) iStar Financial Inc., cvt., senior note, FRN, 3.198%, 10/01/12 ...........     23,000,000     18,469,000
    Leucadia National Corp., cvt., senior sub. note, 3.75%, 4/15/14 ...........     3,600,000      8,347,500
    Providian Financial Corp., cvt., senior note, 4.00%, 5/15/08 ..............     9,000,000      8,865,000
                                                                                                ------------
                                                                                                  52,953,500
                                                                                                ------------
    HEALTH CARE 15.9%
    Alza Corp. into Johnson & Johnson, cvt., sub. deb., zero cpn., 7/28/20 ....    15,000,000     14,062,500
    American Medical Systems Holdings Ltd., cvt., senior sub. note, 3.25%,
       7/01/36 ................................................................    15,000,000     14,381,250
    Amgen Inc., cvt., senior note,
        0.375%, 2/01/13 .......................................................     4,000,000      3,410,744
    (a) 144A, 0.375%, 2/01/13 .................................................    18,000,000     15,348,348
    Biomarin Pharmaceutical Inc., cvt., senior note, 1.875%, 4/23/17 ..........     8,000,000     15,470,000
    Celgene Corp., cvt., senior note, 1.75%, 6/01/08 ..........................     2,000,000     10,260,000
    Gilead Sciences Inc., cvt., senior note, 0.625%, 5/01/13 ..................    10,000,000     14,700,000
    IVAX Corp., cvt., senior sub. note, 4.50%, 5/15/08 ........................     5,000,000      5,150,000
    Lifepoint Hospitals Inc., cvt., 3.25%, 8/15/25 ............................    15,000,000     12,843,750
    Medtronic Inc., cvt., senior note,
        1.50%, 4/15/11 ........................................................     4,000,000      4,138,040
    (a) 144A, 1.50%, 4/15/11 ..................................................    17,000,000     17,586,670
    Protein Design Labs Inc., cvt., sub. note, 2.75%, 8/16/23 .................    19,550,000     17,912,687
                                                                                                ------------
                                                                                                 145,263,989
                                                                                                ------------
    INDUSTRIALS 4.5%
    (a) GATX Corp., cvt., senior note, 144A, 5.00%, 8/15/23 ...................     3,000,000      5,336,250
    (a) L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35 ..................    15,000,000     19,031,250
    WESCO International Inc., cvt., senior deb.,
        1.75%, 11/15/26 .......................................................     5,000,000      4,156,250
    (a) 144A, 1.75%, 11/15/26 .................................................    15,000,000     12,468,750
                                                                                                ------------
                                                                                                  40,992,500
                                                                                                ------------


                             56 | Semiannual Report

Franklin Investors Securities Trust

                                                                                   PRINCIPAL
FRANKLIN CONVERTIBLE SECURITIES FUND                                                 AMOUNT        VALUE
-------------------------------------------------------------------------------   -----------   ------------
    LONG TERM INVESTMENTS (CONTINUED)
    CONVERTIBLE BONDS (CONTINUED)
    INFORMATION TECHNOLOGY 15.4%
(a) BearingPoint Inc., cvt., sub. note, 144A, 2.50%, 12/15/24 .................   $14,000,000   $  5,337,500
    Intel Corp., cvt.,
    (a) junior sub. bond, 144A, 2.95%, 12/15/35 ...............................    19,000,000     19,073,910
        sub. deb., 2.95%, 12/15/35 ............................................     2,000,000      2,007,780
    Juniper Networks Inc., cvt., senior note, zero cpn., 6/15/08 ..............    13,000,000     17,891,250
    Liberty Media Corp. into Motorola Inc., cvt., senior deb., 3.50%, 1/15/31..     8,000,000      4,337,628
(a) Microchip Technology Inc., cvt., junior sub. note, 144A, 2.125%,
       12/15/37 ...............................................................    20,000,000     24,011,400
    Micron Technology Inc., cvt., senior sub. note, 1.875%, 6/01/14 ...........    20,000,000     16,000,000
    PMC-Sierra Inc., cvt.,
    (a) 144A, 2.25%, 10/15/25 .................................................     3,500,000     4,016,250
    sub. note, 2.25%, 10/15/25 ................................................     9,500,000     10,901,250
(a) VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%, 6/15/12 ..........    21,000,000     15,408,750
(a) VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%,8/15/37 ................    17,000,000     21,250,000
                                                                                                ------------
                                                                                                 140,235,718
                                                                                                ------------
    TELECOMMUNICATION SERVICES 1.9%
(a) NII Holdings Inc., cvt., 144A, 2.75%, 8/15/25 .............................    15,000,000     17,475,000
                                                                                                ------------
    UTILITIES 2.3%
    CenterPoint Energy Inc., cvt., senior note, 3.75%, 5/15/23 ................    10,000,000     13,550,000
    CMS Energy Corp., cvt., senior note, 2.875%, 12/01/24 .....................     6,000,000      7,076,221
                                                                                                ------------
                                                                                                  20,626,221
                                                                                                ------------
    TOTAL CONVERTIBLE BONDS (COST $530,861,441) ...............................                  537,410,145
                                                                                                ------------
    TOTAL LONG TERM INVESTMENTS (COST $854,011,437) ...........................                  866,796,159
                                                                                                ------------
    SHORT TERM INVESTMENTS 3.2%
    CONVERTIBLE BOND (COST $17,563,714) 1.9%
    CONSUMER DISCRETIONARY 1.9%
    Amazon.com Inc., cvt., sub. note, 4.75%, 2/01/09 ..........................    16,000,000     17,540,000
                                                                                                ------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $871,575,151) ............                  884,336,159
                                                                                                ------------

                                                                                     SHARES
                                                                                  -----------
    MONEY MARKET FUND(COST $12,222,059)1.3%
(d) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.29% ......    12,222,059     12,222,059
                                                                                                ------------
    TOTAL INVESTMENTS (COST $883,797,210) 98.4% ...............................                  896,558,218
    OTHER ASSETS, LESS LIABILITIES 1.6% .......................................                   14,218,561
                                                                                                ------------
    NET ASSETS 100.0% .........................................................                 $910,776,779
                                                                                                ============

See Selected Portfolio Abbreviations on page 78.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the aggregate value of these securities was $220,277,796, representing 24.19% of net assets.

(b)  Non-income producing for the twelve months ended April 30, 2008

(c)  The coupon rate shown represents the rate at period end.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 57

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                     SIX MONTHS
                                                        ENDED
                                                      APRIL 30,                         YEAR ENDED OCTOBER 31,
                                                        2008        -------------------------------------------------------------
CLASS A                                              (UNAUDITED)      2007         2006         2005         2004          2003
--------------------------------------------------   ----------     --------     --------     --------     --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............    $  22.41      $  22.67     $  20.47     $  19.58     $  17.84      $  15.42
                                                      --------      --------     --------     --------     --------      --------
Income from investment operations(a):
   Net investment income(b) ......................        0.22          0.46         0.48         0.50         0.41          0.40
   Net realized and unrealized gains (losses) ....       (2.34)         1.16         2.70         0.85         1.72          2.45
                                                      --------      --------     --------     --------     --------      --------
Total from investment operations .................       (2.12)         1.62         3.18         1.35         2.13          2.85
                                                      --------      --------     --------     --------     --------      --------
Less distributions from:
   Net investment income .........................       (0.27)        (0.45)       (0.51)       (0.46)       (0.39)        (0.43)
   Net realized gains ............................       (0.96)        (1.43)       (0.47)          --           --            --
                                                      --------      --------     --------     --------     --------      --------
Total distributions ..............................       (1.23)        (1.88)       (0.98)       (0.46)       (0.39)        (0.43)
                                                      --------      --------     --------     --------     --------      --------
Redemption fees ..................................          --(e)         --(e)        --(e)        --(e)        --(e)         --
                                                      --------      --------     --------     --------     --------      --------
Net asset value, end of period ...................      $19.06      $  22.41       $22.67     $  20.47     $  19.58      $  17.84
                                                      ========      ========     ========     ========     ========      ========
Total return(c) ..................................       (9.45)%        7.40%       16.04%        6.92%       12.04%        18.72%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses .........................................        0.93%(f)      0.92%(f)     0.91%(f)     0.93%(f)     0.93%(g)      1.00%
Net investment income ............................        2.33%         2.03%        2.26%        2.43%        2.15%         2.46%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $733,815      $855,227     $735,432     $651,766     $615,941      $501,658
Portfolio turnover rate ..........................       18.56%        27.66%       29.34%       38.05%       36.42%        54.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.


 58 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                     SIX MONTHS
                                                        ENDED
                                                      APRIL 30,                       YEAR ENDED OCTOBER 31,
                                                        2008        -------------------------------------------------------
CLASS B                                              (UNAUDITED)      2007        2006        2005        2004        2003
--------------------------------------------------   ----------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............     $ 22.30      $ 22.57     $ 20.38     $ 19.49     $ 17.76     $ 15.37
                                                       -------      -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ......................        0.15         0.29        0.32        0.35        0.27        0.27
   Net realized and unrealized gains (losses) ....       (2.32)        1.15        2.70        0.85        1.71        2.44
                                                       -------      -------     -------     -------     -------     -------
Total from investment operations .................       (2.17)        1.44        3.02        1.20        1.98         2.71
                                                       -------      -------     -------     -------     -------     -------
Less distributions from:
   Net investment income .........................       (0.19)       (0.28)      (0.36)      (0.31)      (0.25)      (0.32)
   Net realized gains ............................       (0.96)       (1.43)      (0.47)         --          --          --
                                                       -------      -------     -------     -------     -------     -------
Total distributions ..............................       (1.15)       (1.71)      (0.83)      (0.31)      (0.25)      (0.32)
                                                       -------      -------     -------     -------     -------     -------
Redemption fees ..................................          --(e)        --(e)       --(e)       --(e)       --(e)       --
                                                       -------      -------     -------     -------     -------     -------
Net asset value, end of period ...................      $18.98      $ 22.30     $ 22.57     $ 20.38     $ 19.49     $ 17.76
                                                       =======      =======     =======     =======     =======     =======
Total return(c) ..................................       (9.75)%       6.59%      15.20%       6.17%      11.20%      17.85%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses .........................................        1.68%(f)     1.67%(f)    1.65%(f)    1.68%(f)    1.68%(g)    1.75%
Net investment income ............................        1.58%        1.28%       1.52%       1.68%       1.40%       1.71%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $35,780      $46,627     $51,979     $54,880     $55,442     $42,764
Portfolio turnover rate ..........................       18.56%       27.66%      29.34%      38.05%      36.42%      54.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                            financial statements. | 59

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                   SIX MONTHS
                                                     ENDED
                                                   APRIL 30,                       YEAR ENDED OCTOBER 31,
                                                      2008      -------------------------------------------------------------
CLASS C                                           (UNAUDITED)     2007         2006         2005         2004          2003
-----------------------------------------------   -----------   --------     --------     --------     --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........     $  22.31    $  22.58     $  20.39     $  19.50     $  17.77      $  15.38
                                                    --------    --------     --------     --------     --------      --------
Income from investment operations(a):
   Net investment income(b) ...................         0.15        0.29         0.32         0.34         0.27          0.27
   Net realized and unrealized gains (losses)..        (2.32)       1.15         2.70         0.86         1.71          2.43
                                                    --------    --------     --------     --------     --------      --------
Total from investment operations ..............        (2.17)       1.44         3.02         1.20         1.98          2.70
                                                    --------    --------     --------     --------     --------      --------
Less distributions from:
   Net investment income ......................        (0.19)      (0.28)       (0.36)       (0.31)       (0.25)        (0.31)
   Net realized gains .........................        (0.96)      (1.43)       (0.47)          --           --            --
                                                    --------    --------     --------     --------     --------      --------
Total distributions ...........................        (1.15)      (1.71)       (0.83)       (0.31)       (0.25)        (0.31)
                                                    --------    --------     --------     --------     --------      --------
Redemption fees ...............................           --(e)       --(e)        --(e)        --(e)        --(e)         --
                                                    --------    --------     --------     --------     --------      --------
Net asset value, end of period ................     $  18.99    $  22.31     $  22.58     $  20.39     $  19.50      $  17.77
                                                    ========    ========     ========     ========     ========      ========
Total return(c) ...............................        (9.75)%      6.60%       15.19%        6.16%       11.19%        17.82%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses ......................................        1.68%(f)     1.66%(f)     1.65%(f)     1.68%(f)     1.68%(g)      1.76%
Net investment income .........................         1.58%       1.29%        1.52%        1.68%        1.40%         1.70%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .............     $132,582    $166,481     $172,366     $174,674     $172,773      $147,739
Portfolio turnover rate .......................        18.56%      27.66%       29.34%       38.05%       36.42%        54.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.


 60 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                     SIX MONTHS
                                                       ENDED
                                                     APRIL 30,                     YEAR ENDED OCTOBER 31,
                                                        2008      -------------------------------------------------------
CLASS R                                             (UNAUDITED)     2007         2006        2005        2004        2003
-------------------------------------------------   -----------   -------      -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............    $ 22.43      $ 22.68      $ 20.48     $ 19.59     $ 17.85     $ 15.44
                                                     -------      -------      -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) .....................       0.21         0.41         0.43        0.45        0.37        0.34
   Net realized and unrealized gains (losses) ...      (2.37)        1.16         2.70        0.85        1.72        2.46
                                                     -------      -------      -------     -------     -------     -------
Total from investment operations ................      (2.16)        1.57         3.13        1.30        2.09        2.80
                                                     -------      -------      -------     -------     -------     -------
Less distributions from:
   Net investment income ........................      (0.24)       (0.39)       (0.46)      (0.41)      (0.35)      (0.39)
   Net realized gains ...........................      (0.96)       (1.43)       (0.47)         --          --          --
                                                     -------      -------      -------     -------     -------     -------
Total distributions .............................      (1.20)       (1.82)       (0.93)      (0.41)      (0.35)      (0.39)
                                                     -------      -------      -------     -------     -------     -------
Redemption fees .................................         --(e)        --(e)        --(e)       --(e)       --(e)       --
                                                     -------      -------      -------     -------     -------     -------
Net asset value, end of period ..................    $ 19.07      $ 22.43      $ 22.68     $ 20.48     $ 19.59     $ 17.85
                                                     =======      =======      =======     =======     =======     =======
Total return(c) .................................      (9.59)%       7.11%       15.69%       6.71%      11.75%      18.46%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses ........................................       1.18%(f)     1.17%(f)     1.16%(f)    1.18%(f)    1.18%(g)    1.25%
Net investment income ...........................       2.08%        1.78%        2.01%       2.18%       1.90%       2.21%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............    $ 8,125      $ 13,532     $18,908     $20,612     $18,858     $14,685
Portfolio turnover rate .........................      18.56%       27.66%       29.34%      38.05%      36.42%      54.07%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of payments by affiliates and expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 61

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN EQUITY INCOME FUND                                                          COUNTRY        SHARES        VALUE
------------------------------------------------------------------------------   --------------   ---------   ------------
    LONG TERM INVESTMENTS 99.0%
    COMMON STOCKS 86.9%
    CONSUMER DISCRETIONARY 9.8%
    Autoliv Inc. .............................................................        Sweden        155,100   $  9,498,324
    Best Buy Co. Inc. ........................................................    United States     379,100     16,308,882
    Carnival Corp. ...........................................................    United States     392,400     15,762,708
    The Home Depot Inc. ......................................................    United States     542,800     15,632,640
    KB Home ..................................................................    United States     555,400     12,496,500
    Nordstrom Inc. ...........................................................    United States     542,700     19,135,602
                                                                                                              ------------
                                                                                                                88,834,656
                                                                                                              ------------
    CONSUMER STAPLES 6.8%
    Anheuser-Busch Cos. Inc. .................................................    United States     323,600     15,921,120
    The Coca-Cola Co. ........................................................    United States     329,800     19,415,326
    Diageo PLC, ADR ..........................................................   United Kingdom     119,000      9,746,100
    Unilever NV, N.Y. shs. ...................................................     Netherlands      488,700     16,390,998
                                                                                                              ------------
                                                                                                                61,473,544
                                                                                                              ------------
    ENERGY 10.6%
    Chesapeake Energy Corp. ..................................................    United States     327,445     16,928,907
    Chevron Corp. ............................................................    United States     278,720     26,798,928
    ConocoPhillips ...........................................................    United States     279,300     24,061,695
    Exxon Mobil Corp. ........................................................    United States     244,834     22,786,700
    Sunoco Inc. ..............................................................    United States     123,500      5,731,635
                                                                                                              ------------
                                                                                                                96,307,865
                                                                                                              ------------
    FINANCIALS 15.1%
    AFLAC Inc. ...............................................................    United States     210,500     14,034,035
    Bank of America Corp. ....................................................    United States     553,706     20,786,123
    Capital One Financial Corp. ..............................................    United States     171,124      9,069,572
    CapitalSource Inc. .......................................................    United States     819,400     11,512,570
    Citigroup Inc. ...........................................................    United States     533,400     13,479,018
    iStar Financial Inc. .....................................................    United States     534,400     10,287,200
    JPMorgan Chase & Co. .....................................................    United States     261,350     12,453,327
    Marsh & McLennan Cos. Inc. ...............................................    United States     460,000     12,691,400
    Merrill Lynch & Co. Inc. .................................................    United States     318,300     15,860,889
    U.S. Bancorp .............................................................    United States     520,000     17,622,800
                                                                                                              ------------
                                                                                                               137,796,934
                                                                                                              ------------
    HEALTH CARE 6.4%
    Johnson & Johnson ........................................................    United States     215,000     14,424,350
    Pfizer Inc. ..............................................................    United States     873,700     17,570,107
    Roche Holding AG .........................................................     Switzerland      125,300     20,895,426
    Schering-Plough Corp. ....................................................    United States     301,269      5,546,362
                                                                                                              ------------
                                                                                                                58,436,245
                                                                                                              ------------
    INDUSTRIALS 17.2%
    3M Co. ...................................................................    United States     213,100     16,387,390
    The Boeing Co. ...........................................................    United States     189,300     16,063,998
    Caterpillar Inc. .........................................................    United States     264,200     21,632,696


                             62 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND                                                          COUNTRY        SHARES        VALUE
------------------------------------------------------------------------------   --------------   ---------   ------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    INDUSTRIALS (CONTINUED)
    General Electric Co. .....................................................    United States     596,600   $ 19,508,820
    J.B. Hunt Transport Services Inc. ........................................    United States     579,500     19,685,615
    Masco Corp. ..............................................................    United States     655,800     11,942,118
    Pitney Bowes Inc. ........................................................    United States     334,500     12,078,795
    R. R. Donnelley & Sons Co. ...............................................    United States     423,900     12,988,296
    United Parcel Service Inc., B ............................................    United States     201,600     14,597,856
    Waste Management Inc. ....................................................    United States     319,600     11,537,560
                                                                                                              ------------
                                                                                                               156,423,144
                                                                                                              ------------
    INFORMATION TECHNOLOGY 9.2%
    Intel Corp. ..............................................................    United States     870,500     19,377,330
    Microchip Technology Inc. ................................................    United States     587,500     21,590,625
    Microsoft Corp. ..........................................................    United States     541,900     15,454,988
    Nokia Corp., ADR .........................................................       Finland        371,200     11,161,984
    Paychex Inc. .............................................................    United States     443,900     16,144,643
                                                                                                              ------------
                                                                                                                83,729,570
                                                                                                              ------------
    MATERIALS 3.5%
    Alcoa Inc. ...............................................................    United States     479,000     16,659,620
    The Dow Chemical Co. .....................................................    United States     379,300     15,228,895
                                                                                                              ------------
                                                                                                                31,888,515
                                                                                                              ------------
    TELECOMMUNICATION SERVICES 5.2%
    America Movil SAB de CV, L, ADR ..........................................        Mexico        267,200     15,486,912
    AT&T Inc. ................................................................    United States     821,310     31,792,910
                                                                                                              ------------
                                                                                                                47,279,822
                                                                                                              ------------
    UTILITIES 3.1%
    Dominion Resources Inc. ..................................................    United States     343,000     14,882,770
    PG&E Corp. ...............................................................    United States     340,000     13,600,000
                                                                                                              ------------
                                                                                                                28,482,770
                                                                                                              ------------
    TOTAL COMMON STOCKS (COST $723,756,872)                                                                    790,653,065
                                                                                                              ------------
    CONVERTIBLE PREFERRED STOCKS 10.4%
    CONSUMER DISCRETIONARY 3.6%
    General Motors Corp., 6.25%, cvt. pfd. ...................................    United States     680,000     12,641,200
(a) The Goldman Sachs Group Inc. into Comcast Corp., 5.00%, cvt. pfd., 144A ..    United States   1,000,000     20,154,000
                                                                                                              ------------
                                                                                                                32,795,200
                                                                                                              ------------
    FINANCIALS 4.4%
    E*TRADE Financial Corp., 6.125%, cvt. pfd. ...............................    United States     598,700      3,442,525
(b) Lehman Brothers Holdings Inc., 7.25%, cvt. pfd., P .......................    United States      11,960     14,639,040
(b) Wachovia Corp., 7.50%, cvt. pfd., L ......................................    United States      12,500     14,613,125
    Washington Mutual Inc., 7.75%, cvt. pfd., R ..............................    United States       9,000      7,740,990
                                                                                                              ------------
                                                                                                                40,435,680
                                                                                                              ------------


                             Semiannual Report | 63

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND                                                          COUNTRY        SHARES        VALUE
------------------------------------------------------------------------------   --------------   ---------   ------------
    LONG TERM INVESTMENTS (CONTINUED)
    CONVERTIBLE PREFERRED STOCKS (CONTINUED)
    HEALTH CARE 0.8%
    Schering-Plough Corp., 6.00%, cvt. pfd. ..................................    United States      40,000   $  7,204,544
                                                                                                              ------------
    UTILITIES 1.6%
    Entergy Corp., 7.625%, cvt. pfd. .........................................    United States     215,000     14,460,363
                                                                                                              ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $105,615,182) ...................                                  94,895,787
                                                                                                              ------------
    PREFERRED STOCK (COST $15,634,990) 1.7%
    FINANCIALS 1.7%
    Fannie Mae, 8.25%, pfd. ..................................................    United States     625,000     15,650,000
                                                                                                              ------------
    TOTAL LONG TERM INVESTMENTS (COST $845,007,044) ..........................                                 901,198,852
                                                                                                              ------------
    SHORT TERM INVESTMENT (COST $9,187,954) 1.0%
    MONEY MARKET FUND 1.0%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.29% .....    United States   9,187,954      9,187,954
                                                                                                              ------------
    TOTAL INVESTMENTS (COST $854,194,998) 100.0% .............................                                 910,386,806
    OTHER ASSETS, LESS LIABILITIES 0.0%(d) ...................................                                     (83,798)
                                                                                                              ------------
    NET ASSETS 100.0% ........................................................                                $910,303,008
                                                                                                              ============

See Selected Portfolio Abbreviations on page 78.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the value of this security was $20,154,000, representing 2.21% of net assets.

(b)  Non-income producing for the twelve months ended April 30, 2008.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  Rounds to less than 0.1% of net assets.


 64 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                    SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2008    ------------------------------------------------------
CLASS A                                               (UNAUDITED)        2007         2006       2005       2004       2003
-----------------------------------------------     ----------------   --------     --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............       $  10.00       $   9.90     $   9.91   $  10.26   $  10.37   $  10.57
                                                        --------       --------     --------   --------   --------   --------
Income from investment operations (a):
   Net investment income(b) .....................           0.19           0.38         0.34       0.30       0.27       0.29
   Net realized and unrealized gains (losses) ...           0.23           0.11         0.01      (0.32)     (0.04)     (0.09)
                                                        --------       --------     --------   --------   --------   --------
Total from investment operations ................           0.42           0.49         0.35      (0.02)      0.23       0.20
                                                        --------       --------     --------   --------   --------   --------
Less distributions from net investment income ...          (0.22)         (0.39)       (0.36)     (0.33)     (0.34)     (0.40)
                                                        --------       --------     --------   --------   --------   --------
Redemption fees .................................             --(e)          --(e)        --(e)      --(e)      --(e)      --
                                                        --------       --------     --------   --------   --------   --------
Net asset value, end of period ..................       $  10.20       $  10.00     $   9.90   $   9.91   $  10.26   $  10.37
                                                        ========       ========     ========   ========   ========   ========
Total return(c)..................................           4.20%          5.05%        3.63%    (0.16)%      2.23%      1.92%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses ........................................           0.86%          0.88%(f)     0.83%    0.81%f       0.79%      0.77%
Net investment income ...........................           3.77%          3.79%        3.43%      2.96%      2.67%      2.80%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............       $222,158       $189,122     $211,245   $268,197   $309,544   $338,839
Portfolio turnover rate .........................          12.60%         25.29%       45.79%     62.33%     86.82%     92.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 65

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                    SIX MONTHS ENDED
                                                     APRIL 30, 2008                   YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                         (UNAUDITED)        2007       2006       2005       2004       2003
-----------------------------------------------     ----------------   -------    --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............       $  9.99        $  9.89     $  9.90   $ 10.24     $ 10.36   $ 10.56
                                                        -------        -------     -------   -------     -------   -------
Income from investment operations(a):
   Net investment income(b) .....................          0.20           0.39        0.35      0.31        0.28      0.29
   Net realized and unrealized gains (losses) ...          0.22           0.11        0.01     (0.31)      (0.05)    (0.08)
                                                        -------        -------     -------   -------     -------   -------
Total from investment operations ................          0.42           0.50        0.36        --        0.23      0.21
                                                        -------        -------     -------   -------     -------   -------
Less distributions from net investment income ...         (0.22)         (0.40)      (0.37)    (0.34)      (0.35)    (0.41)
                                                        -------        -------     -------   -------     -------   -------
Redemption fees .................................            --(e)          --(e)       --(e)     --(e)       --(e)     --
                                                        -------        -------     -------   -------     -------   -------
Net asset value, end of period ..................       $ 10.19        $  9.99     $  9.89   $  9.90     $ 10.24   $ 10.36
                                                        =======        =======     =======   =======     =======   =======
Total return(c) .................................          4.36%          5.16%       3.74%     0.04%       2.24%     2.02%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses ........................................          0.76%(f)       0.78%(f)    0.73%     0.71%(f)    0.69%     0.67%
Net investment income ...........................          3.87%          3.89%       3.53%     3.06%       2.77%     2.90%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............       $24,260        $22,143     $22,293   $26,725     $24,141   $16,753
Portfolio turnover rate .........................         12.60%         25.29%      45.79%    62.33%      86.82%    92.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


 66 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                   PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------   ----------------   ------------
    LONG TERM INVESTMENTS 94.5%
    MORTGAGE-BACKED SECURITIES 29.1%
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 1.9%
    FHLMC, 4.226%, 12/01/34 .............................................   $      1,153,861   $  1,148,994
    FHLMC, 4.441%, 9/01/33 ..............................................            276,747        278,319
    FHLMC, 6.363%, 8/01/34 ..............................................          2,001,311      2,020,845
    FHLMC, 6.40%, 12/01/33 ..............................................          1,215,177      1,220,420
                                                                                               ------------
                                                                                                  4,668,578
                                                                                               ------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 1.0%
    FHLMC Gold 15 Year, 5.00%, 10/01/17 .................................            321,685        325,611
    FHLMC Gold 15 Year, 7.00%, 12/01/10 - 9/01/13 .......................            217,044        227,083
    FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31 .......................          1,595,323      1,749,609
    FHLMC Gold 30 Year, 9.50%, 3/01/21 ..................................             52,074         54,597
                                                                                               ------------
                                                                                                  2,356,900
                                                                                               ------------
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 15.5%
    FNMA, 3.432%, 4/01/34 ...............................................            601,022        618,585
    FNMA, 3.93%, 3/01/33 ................................................            274,372        278,729
    FNMA, 4.173%, 6/01/34 ...............................................          1,376,566      1,381,732
    FNMA, 4.243%, 6/01/33 ...............................................            393,146        392,900
    FNMA, 4.287%, 12/01/33 ..............................................            555,386        554,204
    FNMA, 4.303%, 9/01/33 ...............................................          3,923,324      3,848,424
    FNMA, 4.366%, 2/01/34 ...............................................          2,400,530      2,403,607
    FNMA, 4.456%, 8/01/34 ...............................................          4,264,279      4,390,456
    FNMA, 4.573%, 7/01/34 ...............................................          2,461,947      2,519,376
    FNMA, 4.77%, 4/01/35 ................................................            131,484        131,339
    FNMA, 4.842%, 10/01/33 ..............................................            408,523        412,582
    FNMA, 4.86%, 4/01/33 ................................................          1,686,049      1,685,869
    FNMA, 4.893%, 11/01/32 ..............................................          4,211,803      4,338,892
    FNMA, 4.946%, 5/01/34 ...............................................          1,306,825      1,313,893
    FNMA, 4.956%, 3/01/33 ...............................................          1,366,813      1,400,068
    FNMA, 5.04%, 3/01/34 ................................................            147,198        148,091
    FNMA, 5.22%, 8/01/33 - 9/01/34 ......................................          1,419,942      1,424,146
    FNMA, 5.463%, 4/01/33 ...............................................            525,597        542,450
    FNMA, 5.73%, 2/01/35 ................................................          3,328,894      3,371,965
    FNMA, 5.742%, 3/01/35 ...............................................          3,279,649      3,321,345
    FNMA, 5.762%, 1/01/35 ...............................................            379,959        382,917
    FNMA, 5.944%, 8/01/34 ...............................................          1,673,941      1,673,321
    FNMA, 5.992%, 12/01/34 ..............................................            887,134        903,154
    FNMA, 6.097%, 1/01/33 ...............................................            304,515        306,882
    FNMA, 6.203%, 1/01/33 ...............................................             16,041         16,249
    FNMA, 6.263%, 11/01/34 ..............................................            322,641        327,657
                                                                                               ------------
                                                                                                 38,088,833
                                                                                               ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 8.2%
    FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19 .............................            640,233        636,960
    FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 ..............................          3,383,923      3,420,227
    FNMA 15 Year, 5.50%, 3/01/16 -11/01/17 ..............................          3,266,548      3,346,767
    FNMA 15 Year, 5.50%, 2/01/21 ........................................          5,128,431      5,229,497


                             Semiannual Report | 67

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                   PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------   ----------------   ------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONTINUED)
    FNMA 15 Year, 5.802%, 11/01/11 ......................................   $      2,481,142   $  2,572,130
    FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 ..............................          3,137,061      3,240,456
    FNMA 15 Year, 6.50%, 12/01/08 - 10/01/16 ............................            607,504        630,600
    FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 ..............................            367,996        386,646
    FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 .............................            184,956        193,728
    FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20 .............................            195,286        210,808
    FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 ..............................            301,103        332,843
                                                                                               ------------
                                                                                                 20,200,662
                                                                                               ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 2.5%
    GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14 ........................            639,804        664,432
    GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14 .......................            204,011        214,548
    GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33 .........................            884,724        899,103
    GNMA I SF 30 Year, 6.00%, 3/15/33 ...................................            231,273        238,457
    GNMA I SF 30 Year, 7.50%, 11/15/16 ..................................             44,868         47,993
    GNMA I SF 30 Year, 8.00%, 11/15/16 - 1/15/17 ........................            139,585        151,426
    GNMA I SF 30 Year, 8.50%, 7/15/08 - 1/15/17 .........................             66,294         71,710
    GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17 .........................            528,047        575,886
    GNMA II SF 30 Year, 5.00%, 9/20/33 ..................................          2,569,803      2,542,106
    GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31 ......................            593,658        636,232
    GNMA II SF 30 Year, 9.00%, 6/20/16 - 11/20/16 .......................            109,106        118,504
    GNMA II SF 30 Year, 9.50%, 6/20/16 ..................................             69,664         76,120
                                                                                               ------------
                                                                                                  6,236,517
                                                                                               ------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $70,759,706)                                          71,551,490
                                                                                               ------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 65.4%
    FHLB,
       4.625%, 11/21/08 .................................................         10,000,000     10,115,280
       4.75%, 4/24/09 ...................................................          2,000,000      2,040,400
       4.875%, 11/18/11 .................................................          2,000,000      2,113,844
    FHLMC,
       4.125%, 7/12/10 ..................................................          4,500,000      4,623,673
       5.25%, 7/18/11 ...................................................         16,000,000     16,990,896
       5.75%, 1/15/12 ...................................................          2,000,000      2,171,862
       5.50%, 8/20/12 ...................................................          6,000,000      6,486,792
       4.125%, 12/21/12 .................................................          4,000,000      4,103,068
       4.50%, 1/15/13 ...................................................          8,300,000      8,645,761
       4.50%, 7/15/13 ...................................................          3,500,000      3,643,329
       4.50%, 1/15/14 ...................................................          3,000,000      3,116,907
       4.50%, 1/15/15 ...................................................          2,000,000      2,065,678
    FNMA,
       7.25%, 1/15/10 ...................................................          3,000,000      3,218,784
       2.50%, 4/09/10 ...................................................          4,000,000      3,979,600
       4.125%, 5/15/10 ..................................................         17,000,000     17,464,423
       4.25%, 8/15/10 ...................................................          7,500,000      7,731,082
       4.50%, 2/15/11 ...................................................          9,000,000      9,338,688
       5.125%, 4/15/11 ..................................................          9,000,000      9,511,695


                             68 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                   PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------   ----------------   ------------
    LONG TERM INVESTMENTS (CONTINUED)
    U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    FNMA, (continued)
       5.00%, 10/15/11 ..................................................   $      3,000,000   $  3,177,207
       5.375%, 11/15/11 .................................................          1,300,000      1,395,506
       4.75%, 11/19/12 ..................................................          4,000,000      4,208,452
       4.375%, 3/15/13 ..................................................          4,000,000      4,140,708
       4.625%, 10/15/13 .................................................          5,000,000      5,228,665
    U.S. Treasury Note,
       3.125%, 4/15/09 ..................................................          5,000,000      5,058,205
       4.75%, 1/31/12 ...................................................          3,000,000      3,213,516
       4.50%, 3/31/12 ...................................................          5,000,000      5,312,110
       4.00%, 2/15/15 ...................................................          4,000,000      4,165,004
    (b) Index Linked, 0.875%, 4/15/10 ...................................          7,822,058      7,931,294
                                                                                               ------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $156,082,773) .....                       161,192,429
                                                                                               ------------
    TOTAL LONG TERM INVESTMENTS (COST $226,842,479) .....................                       232,743,919
                                                                                               ------------

                                                                                 SHARES
                                                                            ----------------
    SHORT TERM INVESTMENTS 5.5%
    MONEY MARKET FUND (COST $4,909,749) 2.0%
(c) Franklin Institutional Fiduciary Trust Money Market Portfolio,
       2.29% ............................................................          4,909,749      4,909,749
                                                                                               ------------

                                                                            PRINCIPAL AMOUNT
                                                                            ----------------
    REPURCHASE AGREEMENT (COST $8,662,990) 3.5%
(d) Joint Repurchase Agreement, 1.91%, 5/01/08
       (Maturity Value $8,663,450) ......................................   $      8,662,990      8,662,990
       ABN AMRO Bank NV, New York Branch (Maturity Value $794,352)
       Banc of America Securities LLC (Maturity Value $747,569)
       Barclays Capital Inc. (Maturity Value $747,569)
       BNP Paribas Securities Corp. (Maturity Value $747,569)
       Credit Suisse Securities (USA) LLC (Maturity Value $622,989)
       Deutsche Bank Securities Inc. (Maturity Value $747,569)
       Goldman, Sachs & Co. (Maturity Value $747,569)
       Greenwich Capital Markets Inc. (Maturity Value $841,048)
       Lehman Brothers Inc. (Maturity Value $595,699)
       Merrill Lynch Government Securities Inc. (Maturity Value $747,569)
       Morgan Stanley & Co. Inc. (Maturity Value $576,379)
       UBS Securities LLC (Maturity Value $747,569)
          Collateralized by U.S. Government Agency Securities, 1.96% -
             6.375%, 5/13/08 - 2/21/13;
             (e) U.S. Government Agency Discount Notes, 5/05/08 -
                 6/06/08; and U.S. Treasury Notes, 3.00% - 5.00%, 7/31/08
                 - 5/31/12
                                                                                               ------------
    TOTAL INVESTMENTS (COST $240,415,218) 100.0% ........................                       246,316,658
    OTHER ASSETS, LESS LIABILITIES 0.0%(f) ..............................                           101,742
                                                                                               ------------
    NET ASSETS 100.0% ...................................................                      $246,418,400
                                                                                               ============


                             Semiannual Report | 69

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

See Selected Portfolio Abbreviations on page 78.

(a)  The coupon rate shown represents the rate at period end.

(b)  Principal amount of security is adjusted for inflation. See Note 1(h).

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(c) regarding joint repurchase agreement.

(e)  The security is traded on a discount basis with no stated coupon rate.

(f)  Rounds to less than 0.1% of net assets.


 70 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN REAL RETURN FUND

                                                        SIX MONTHS ENDED         YEAR ENDED OCTOBER 31,
                                                         APRIL 30, 2008    --------------------------------
CLASS A                                                    (UNAUDITED)       2007       2006        2005(g)
-----------------------------------------------------   ----------------   -------    --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................       $  10.64       $ 10.10     $  9.94     $ 10.00
                                                            --------       -------     -------     -------
Income from investment operations(a):
   Net investment income(b) .........................           0.18          0.29        0.38        0.31
   Net realized and unrealized gains (losses) .......           0.42          0.58        0.22        0.04
                                                            --------       -------     -------     -------
Total from investment operations ....................           0.60          0.87        0.60        0.35
                                                            --------       -------     -------     -------
Less distributions from:
   Net investment income ............................          (0.27)        (0.33)      (0.44)      (0.40)
   Net realized gains ...............................          (0.03)           --          --          --
   Tax return of capital ............................             --            --          --       (0.01)
                                                            --------       -------     -------     -------
Total distributions .................................          (0.30)        (0.33)      (0.44)      (0.41)
                                                            --------       -------     -------     -------
Redemption fees .....................................             --(e)         --(e)       --(e)      --(e)
                                                            --------       -------     -------     -------
Net asset value, end of period ......................       $  10.94       $ 10.64     $ 10.10     $  9.94
                                                            ========       =======     =======     =======
Total return(c) .....................................           5.78%         8.75%       6.16%       3.53%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses before waiver and payments by affiliates ...           1.09%         1.11%       1.12%       1.63%
Expenses net of waiver and payments by affiliates
and expense reduction ...............................           0.90%(f)      0.90%(f)    0.90%(f)    0.90%(f)
Net investment income ...............................           3.40%         2.80%       3.75%       3.29%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................       $152,643       $46,682     $31,452     $23,753
Portfolio turnover rate .............................          10.09%        23.60%       3.53%       8.86%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) For the period November 17, 2004 (commencement of operations) to October 31, 2005.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 71

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                        SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,
                                                          APRIL 30, 2008   -------------------------------
                                                           (UNAUDITED)      2007        2006        2005(g)
                                                        ----------------   -------     -------     --------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................       $ 10.65        $ 10.11     $  9.95      $10.00
                                                            -------        -------     -------      ------
Income from investment operations(a):
   Net investment income(b) .........................          0.20           0.31        0.40        0.36
   Net realized and unrealized gains (losses) .......          0.43           0.59        0.23        0.02
                                                            -------        -------     -------      ------
Total from investment operations ....................          0.63           0.90        0.63        0.38
                                                            -------        -------     -------      ------
Less distributions from:
   Net investment income ............................         (0.29)         (0.36)      (0.47)      (0.42)
   Net realized gains ...............................         (0.03)            --          --          --
   Tax return of capital ............................            --             --          --       (0.01)
                                                            -------        -------     -------      ------
Total distributions .................................         (0.32)         (0.36)      (0.47)      (0.43)
                                                            -------        -------     -------      ------
Redemption fees .....................................            --(e)          --(e)       --(e)       --(e)
                                                            -------        -------     -------      ------
Net asset value, end of period ......................       $ 10.96        $ 10.65     $ 10.11      $ 9.95
                                                            =======        =======     =======      ======
Total return(c) .....................................          5.89%          9.01%       6.41%       3.81%

RATIOS TO AVERAGE NET ASSETS(d)

Expenses before waiver and payments by affiliates ...          0.84%          0.86%       0.87%      1.38%
Expenses net of waiver and payments by affiliates and
expense reduction ...................................          0.65%(f)       0.65%(f)    0.65%(f)    0.65%(f)
Net investment income ...............................          3.65%          3.05%       4.00%       3.54%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................       $33,961        $20,068     $17,892      $  496
Portfolio turnover rate .............................         10.09%         23.60%       3.53%       8.86%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) For the period November 17, 2004 (commencement of operations) to October 31, 2005.


 72 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

                                                                                    COUNTRY/
FRANKLIN REAL RETURN FUND                                                         ORGANIZATION        SHARES               VALUE
-----------------------------------------------------------------------------   ----------------   -----------         ------------
       LONG TERM INVESTMENTS 91.6%
       COMMON STOCKS 8.2%
       ENERGY 4.5%
       ConocoPhillips .......................................................     United States          7,400         $    637,510
       Devon Energy Corp. ...................................................     United States          6,000              680,400
       Exxon Mobil Corp. ....................................................     United States          7,100              660,797
   (a) Nabors Industries Ltd. ...............................................        Bermuda             9,800              367,892
       Noble Corp. ..........................................................     United States          6,200              348,936
       Noble Energy Inc. ....................................................     United States         10,100              878,700
       Occidental Petroleum Corp. ...........................................     United States          6,500              540,865
       Peabody Energy Corp. .................................................     United States          7,400              452,362
       Schlumberger Ltd. ....................................................     United States         11,700            1,176,435
   (a) Southwestern Energy Co. ..............................................     United States         15,200              643,112
   (a) Transocean Inc. ......................................................     United States          3,719              548,404
       Valero Energy Corp. ..................................................     United States          5,600              273,560
   (a) Weatherford International Ltd. .......................................     United States         14,800            1,193,916
                                                                                                                       ------------
                                                                                                                          8,402,889
                                                                                                                       ------------
       MATERIALS 1.4%
       Alcoa Inc. ...........................................................     United States         13,300              462,574
       Barrick Gold Corp. ...................................................        Canada             11,700              451,854
       Freeport-McMoRan Copper & Gold Inc., B ...............................     United States          9,873            1,123,054
       United States Steel Corp. ............................................     United States          4,500              692,775
                                                                                                                       ------------
                                                                                                                          2,730,257
                                                                                                                       ------------
       REAL ESTATE 2.3%
       AvalonBay Communities Inc. ...........................................     United States          2,300              229,425
       Boston Properties Inc. ...............................................     United States          4,800              482,352
       Kimco Realty Corp. ...................................................     United States         11,700              466,947
       LaSalle Hotel Properties .............................................     United States         11,600              372,012
       ProLogis .............................................................     United States          9,089              569,062
       Public Storage .......................................................     United States          5,600              507,920
       Regency Centers Corp. ................................................     United States          6,400              458,048
       Simon Property Group Inc. ............................................     United States          4,800              479,328
       UDR Inc. .............................................................     United States          9,100              230,048
       Vornado Realty Trust .................................................     United States          4,600              428,214
                                                                                                                       ------------
                                                                                                                          4,223,356
                                                                                                                       ------------
       TOTAL COMMON STOCKS (COST $12,021,757) ...............................                                            15,356,502
                                                                                                                       ------------

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT(b)
                                                                                                   -----------
       CORPORATE BONDS 8.6%
       AUTOMOBILES & COMPONENTS 0.3%
       Ford Motor Credit Co. LLC, senior note, 9.875%, 8/10/11 ..............     United States        600,000              580,825
                                                                                                                       ------------
       BANKS 2.6%
       Oesterreichische Kontrollbank AG, senior bond, 2.75%, 6/14/11 ........        Austria         5,120,000 CHF        4,915,274
                                                                                                                       ------------
       COMMERCIAL SERVICES & SUPPLIES 0.2%
   (c) ARAMARK Corp., senior note, FRN, 6.739%, 2/01/15 .....................     United States        400,000              387,000
                                                                                                                       ------------


                             Semiannual Report | 73

Franklin Investors Securities Trust

                                                                                    COUNTRY/        PRINCIPAL
FRANKLIN REAL RETURN FUND                                                         ORGANIZATION      AMOUNT(b)              VALUE
-----------------------------------------------------------------------------   ----------------   -----------         ------------
       LONG TERM INVESTMENTS (CONTINUED) CORPORATE BONDS (CONTINUED)
       CONSUMER DURABLES & APPAREL 0.2%
       Jarden Corp., senior sub. note, 7.50%, 5/01/17 .......................     United States        400,000         $    370,000
                                                                                                                       ------------
       CONSUMER SERVICES 0.6%
       MGM MIRAGE, senior note, 6.625%, 7/15/15 .............................     United States        400,000              351,000
       Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ............     United States        400,000              364,000
       Station Casinos Inc., senior note, 7.75%, 8/15/16 ....................     United States        400,000              335,000
                                                                                                                       ------------
                                                                                                                          1,050,000
                                                                                                                       ------------
       DIVERSIFIED FINANCIALS 0.3%
       GMAC LLC, 6.875%, 9/15/11 ............................................     United States        600,000              500,278
                                                                                                                       ------------
       ENERGY 0.6%
       Chesapeake Energy Corp., senior note,
          6.625%, 1/15/16 ...................................................     United States        350,000              351,750
          6.25%, 1/15/18 ....................................................     United States         50,000               49,000
   (d) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ............      Switzerland         400,000               379,000
       Tesoro Corp., senior note, 6.25%, 11/01/12 ...........................     United States        400,000              384,000
                                                                                                                       ------------
                                                                                                                          1,163,750
                                                                                                                       ------------
       FOOD, BEVERAGE & TOBACCO 0.4%
       Reynolds American Inc., senior secured note, 7.25%, 6/01/13 ..........     United States        400,000              423,260
       Smithfield Foods Inc., senior note,
          8.00%, 10/15/09 ...................................................     United States         50,000               51,250
          7.75%, 7/01/17 ....................................................     United States        350,000              349,125
                                                                                                                       ------------
                                                                                                                            823,635
                                                                                                                       ------------
       HEALTH CARE EQUIPMENT & SERVICES 0.5%
       DaVita Inc., senior sub. note, 7.25%, 3/15/15 ........................     United States        400,000              403,000
       HCA Inc., senior secured note, 9.125%, 11/15/14 ......................     United States        500,000              531,250
                                                                                                                       ------------
                                                                                                                            934,250
                                                                                                                       ------------
       MATERIALS 1.1%
       Crown Americas Inc., senior note, 7.75%, 11/15/15 ....................     United States        400,000              424,000
       Freeport-McMoRan Copper & Gold Inc., senior note, 8.25%,
          4/01/15 ...........................................................     United States        400,000              435,500
       Nalco   Co., senior sub. note, 8.875%, 11/15/13 ......................     United States        400,000              423,000
       Novelis  Inc., senior note, 7.25%, 2/15/15 ...........................        Canada            400,000              368,000
       Smurfit Kappa Funding PLC, senior sub. note, 7.75%, 4/01/15 ..........        Ireland           400,000              365,000
                                                                                                                       ------------
                                                                                                                          2,015,500
                                                                                                                       ------------
       MEDIA 1.0%
   (d) Charter Communications Operating LLC, senior note, 144A,
          8.375%, 4/30/14 ...................................................     United States        400,000              388,000
       CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ......................     United States        400,000              391,000
       Dex Media Finance/West, senior sub. note, 9.875%, 8/15/13 ............     United States        350,000              330,750
       Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ..................     United States        400,000              398,000
       Liberty Media Corp., senior note, 5.70%, 5/15/13 .....................     United States        400,000              360,208
       R.H. Donnelley Corp., senior note, 8.875%, 1/15/16 ...................     United States         50,000               32,063
                                                                                                                       ------------
                                                                                                                          1,900,021
                                                                                                                       ------------


                             74 | Semiannual Report

Franklin Investors Securities Trust

                                                                                    COUNTRY/        PRINCIPAL
FRANKLIN REAL RETURN FUND                                                         ORGANIZATION      AMOUNT(b)              VALUE
-----------------------------------------------------------------------------   ----------------   -----------         ------------
       LONG TERM INVESTMENTS (CONTINUED)
       CORPORATE BONDS (CONTINUED)
       SOFTWARE & SERVICES 0.1%
       Sungard Data Systems Inc., 4.875%, 1/15/14 ...........................     United States        100,000         $     88,250
                                                                                                                       ------------
       TECHNOLOGY HARDWARE & EQUIPMENT 0.2%
(c, d) Sanmina-SCI Corp., senior note, 144A, FRN, 5.55%, 6/15/14 ............     United States        400,000              371,000
                                                                                                                       ------------
       TELECOMMUNICATION SERVICES 0.3%
       Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%, 1/15/13 ....        Bermuda            50,000               50,687
   (d) Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15 .....         Italy            400,000              433,000
                                                                                                                       ------------
                                                                                                                            483,687
                                                                                                                       ------------
       UTILITIES 0.2%
       NRG Energy Inc., senior note, 7.25%, 2/01/14 .........................     United States        400,000              412,000
                                                                                                                       ------------
       TOTAL CORPORATE BONDS (COST $15,716,791) .............................                                            15,995,470
                                                                                                                       ------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 15.4%
   (c) European Investment Bank, senior note, FRN, 0.751%, 9/21/11 ..........   Supranational(e)   375,000,000 JPY        3,605,710
       Government of Malaysia,
          6.45%, 7/01/08 ....................................................       Malaysia         4,115,000 MYR        1,309,310
          4.305%, 2/27/09 ...................................................       Malaysia           380,000 MYR          121,240
          7.00%, 3/15/09 ....................................................       Malaysia         2,950,000 MYR          963,071
          4.032%, 9/15/09 ...................................................       Malaysia            70,000 MYR           22,361
          3.756%, 4/28/11 ...................................................       Malaysia         8,560,000 MYR        2,733,741
          3.833%, 9/28/11 ...................................................       Malaysia         3,360,000 MYR        1,075,908
          3.702%, 2/25/13 ...................................................       Malaysia         1,840,000 MYR          586,542
          3.461%, 7/31/13 ...................................................       Malaysia           150,000 MYR           47,158
          3.814%, 2/15/17 ...................................................       Malaysia         6,100,000 MYR        1,924,793
       Government of Norway,
          5.50%, 5/15/09 ....................................................        Norway          6,510,000 NOK        1,281,206
          6.00%, 5/16/11 ....................................................        Norway          1,660,000 NOK          337,561
       Government of Singapore,
          5.625%, 7/01/08 ...................................................       Singapore          460,000 SGD          341,836
          4.375%, 1/15/09 ...................................................       Singapore        1,575,000 SGD        1,188,889
       Government of Sweden,
          5.00%, 1/28/09 ....................................................        Sweden         31,500,000 SEK        5,291,644
   (f) Strip, 9/17/08 .......................................................        Sweden          1,500,000 SEK          246,788
   (c) KfW Bankengruppe, FRN, 0.658%, 8/08/11 ...............................        Germany       538,000,000 JPY        5,169,765
       Korea Treasury Note, 4.75%, 6/10/09 ..................................      South Korea     625,000,000 KRW          621,726
   (g) Nota Do Tesouro Nacional, Index Linked, 6.00%,
          5/15/15 ...........................................................         Brazil               800 (h)BRL       752,305
          5/15/45 ...........................................................         Brazil               780 (h)BRL       717,268
       Queensland Treasury Corp., 6.00%, 7/14/09 ............................       Australia          410,000 AUD          382,214
                                                                                                                       ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $27,564,033) ................................................                                            28,721,036
                                                                                                                       ------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 59.4%
   (i) U.S. Treasury Bond, Index Linked, 3.875%, 4/15/29 ....................     United States        386,279              505,000


                             Semiannual Report | 75

Franklin Investors Securities Trust

                                                                                    COUNTRY/        PRINCIPAL
FRANKLIN REAL RETURN FUND                                                         ORGANIZATION      AMOUNT(b)              VALUE
-----------------------------------------------------------------------------   ----------------   -----------         ------------
       LONG TERM INVESTMENTS (CONTINUED)
       CORPORATE BONDS (CONTINUED)
       U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
   (i) U.S Treasury Note, Index Linked,
          4.25%, 1/15/10 ....................................................     United States     14,908,720         $ 16,018,733
          0.875%, 4/15/10 ...................................................     United States     21,340,983           21,641,102
          3.50%, 1/15/11 ....................................................     United States        608,097              662,493
          2.375%, 4/15/11 ...................................................     United States     19,515,708           20,654,645
          2.00%, 4/15/12 ....................................................     United States      6,780,318            7,142,116
          3.00%, 7/15/12 ....................................................     United States      9,418,134           10,336,412
          1.875%, 7/15/13 ...................................................     United States      6,684,475            7,037,502
          2.00%, 1/15/14 ....................................................     United States     12,830,432           13,549,142
          2.00%, 7/15/14 ....................................................     United States      1,122,951            1,186,995
          1.625%, 1/15/15 ...................................................     United States     10,531,240           10,866,934
          2.00%, 1/15/16 ....................................................     United States      1,066,482            1,123,223
                                                                                                                       ------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $108,841,988) ......                                           110,724,297
                                                                                                                       ------------
       TOTAL LONG TERM INVESTMENTS (COST $164,144,569) ......................                                           170,797,305
                                                                                                                       ------------
       SHORT TERM INVESTMENTS 6.1%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 1.7%
   (f) Canada Treasury Bill, 5/01/08 ........................................        Canada            700,000 CAD          694,968
   (f) Egypt Treasury Bills, 12/16/08 - 3/17/09 .............................         Egypt          8,550,000 EGP        1,510,091
       Government of Malaysia,
          3.17%, 5/15/08 ....................................................       Malaysia           650,000 MYR          205,746
          3.562%, 7/15/08 ...................................................       Malaysia            95,000 MYR           30,086
   (f) Government of Sweden, Strip, 6/18/08 .................................        Sweden          3,900,000 SEK          648,231
   (f) Malaysia Treasury Bills, 5/08/08 - 6/17/08 ...........................       Malaysia            65,000 MYR           20,531
   (f) Norway Treasury Bills, 6/18/08 - 9/17/08 .............................        Norway            140,000 NOK           27,221
                                                                                                                       ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $2,991,610) .....                                             3,136,874
                                                                                                                       ------------
       TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
          (COST $167,136,179) ...............................................                                           173,934,179
                                                                                                                       ------------
       REPURCHASE AGREEMENT (COST $8,285,590) 4.4%
   (j) Joint Repurchase Agreement, 1.91%, 5/01/08 (Maturity Value
          $8,286,030)........................................................     United States      8,285,590            8,285,590
          ABN AMRO Bank NV, New York Branch (Maturity Value $759,746)
          Banc of America Securities LLC (Maturity Value $715,002)
          Barclays Capital Inc. (Maturity Value $715,002)
          BNP Paribas Securities Corp. (Maturity Value $715,002)
          Credit Suisse Securities (USA) LLC (Maturity Value $595,848)
          Deutsche Bank Securities Inc. (Maturity Value $715,002)
          Goldman, Sachs & Co. (Maturity Value $715,002)
          Greenwich Capital Markets Inc. (Maturity Value $804,408)
          Lehman Brothers Inc. (Maturity Value $569,747)
          Merrill Lynch Government Securities Inc. (Maturity Value $715,002)
          Morgan Stanley & Co. Inc. (Maturity Value $551,267)
          UBS Securities LLC (Maturity Value $715,002)
             Collateralized by U.S. Government Agency Securities, 1.96% -
                6.375%, 5/13/08 - 2/21/13; (f)U.S. Government Agency Discount
                Notes, 5/05/08-6/06/08; and U.S. Treasury Notes, 3.00% -
                5.00%, 7/31/08-5/31/12
                                                                                                                       ------------


                             76 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND                                                                                                  VALUE
-----------------------------------------------------------------------------                                          ------------
       TOTAL INVESTMENTS (COST $175,421,769) 97.7% ..........................                                           182,219,769
       OTHER ASSETS, LESS LIABILITIES 2.3% ..................................                                             4,383,967
                                                                                                                       ------------
       NET ASSETS 100.0% ....................................................                                          $186,603,736
                                                                                                                       ============

See Currency and Selected Portfolio Abbreviations on page 78.

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c)  The coupon rate shown represents the rate at period end.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the aggregate value of these securities was $1,571,000, representing 0.84% of net assets.

(e) A supranational organization is an entity formed by two or more central governments through international treaties.

(f)  The security is traded on a discount basis with no stated coupon rate.

(g)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(h)  Principal amount is stated in 1,000 Brazilian Real Units.

(i)  Principal amount of security is adjusted for inflation. See Note 1(h).

(j)  See Note 1(c) regarding joint repurchase agreement.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 77

Franklin Investors Securities Trust
STATEMENT OF INVESTMENTS, APRIL 30, 2008

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
CHF - Swiss Francs
EGP - Egyptian Pound
JPY - Japanese Yen
KRW - South Korean Won
MYR - Malaysian Ringgit
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS:

ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
SF    - Single Family


 78 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2008 (unaudited)

                                                                        FRANKLIN     FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                     BALANCED FUND      SECURITIES FUND       INCOME FUND
                                                                     -------------   --------------------   ---------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ................................    $56,192,332         $871,575,151        $845,007,044
      Cost - Sweep Money Fund (Note 7) ...........................      4,816,881           12,222,059           9,187,954
                                                                      -----------         ------------        ------------
      Total cost of investments ..................................    $61,009,213         $883,797,210        $854,194,998
                                                                      ===========         ============        ============
      Value - Unaffiliated issuers ...............................    $55,591,999         $884,336,159        $901,198,852
      Value - Sweep Money Fund (Note 7) ..........................      4,816,881           12,222,059           9,187,954
                                                                      -----------         ------------        ------------
      Total value of investments .................................     60,408,880          896,558,218         910,386,806
   Receivables:
      Investment securities sold .................................             --            9,584,628                  --
      Capital shares sold ........................................        194,033            2,391,201           1,257,749
      Dividends and interest .....................................        321,167            5,671,590           1,755,509
                                                                      -----------         ------------        ------------
         Total assets ............................................     60,924,080          914,205,637         913,400,064
                                                                      -----------         ------------        ------------
Liabilities:
   Payables:
      Capital shares redeemed ....................................        302,310            2,570,691           2,214,218
      Affiliates .................................................         52,810              723,955             717,001
   Options written, at value (premiums received $41,210) .........         36,940                   --                  --
   Accrued expenses and other liabilities ........................         24,300              134,212             165,837
                                                                      -----------         ------------        ------------
         Total liabilities .......................................        416,360            3,428,858           3,097,056
                                                                      -----------         ------------        ------------
            Net assets, at value .................................    $60,507,720         $910,776,779        $910,303,008
                                                                      ===========         ============        ============
Net assets consist of:
   Paid-in capital ...............................................    $61,781,109         $902,857,720        $838,708,277
   Undistributed net investment income (distributions in excess of
      net investment income) .....................................        (28,280)         (27,556,730)            154,383
   Net unrealized appreciation (depreciation) ....................       (596,063)          12,761,008          56,190,224
   Accumulated net realized gain (loss) ..........................       (649,046)          22,714,781          15,250,124
                                                                      -----------         ------------        ------------
            Net assets, at value .................................    $60,507,720         $910,776,779        $910,303,008
                                                                      ===========         ============        ============


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 79

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008 (unaudited)

                                                                        FRANKLIN     FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                     BALANCED FUND     SECURITIES FUND        INCOME FUND
                                                                     -------------   --------------------   ---------------
CLASS A:
   Net assets, at value ........................................     $50,760,202          $664,881,145        $733,815,356
                                                                     -----------          ------------        ------------
   Shares outstanding ..........................................       4,865,220            43,598,710          38,491,119
                                                                     -----------          ------------        ------------
   Net asset value per share(a) ................................     $     10.43          $      15.25        $      19.06
                                                                     -----------          ------------        ------------
   Maximum offering price per share (net asset value per
      share / 94.25%) ..........................................     $     11.07          $      16.18        $      20.22
                                                                     -----------          ------------        ------------

CLASS B:
   Net assets, at value ........................................              --                    --        $ 35,780,155
                                                                     -----------          ------------        ------------
   Shares outstanding ..........................................              --                    --           1,885,299
                                                                     -----------          ------------        ------------
   Net asset value and maximum offering price per share(a) .....              --                    --        $      18.98
                                                                     -----------          ------------        ------------

CLASS C:
   Net assets, at value ........................................     $ 8,386,649          $245,895,634        $132,582,386
                                                                     -----------          ------------        ------------
   Shares outstanding ..........................................         808,575            16,284,643           6,983,136
                                                                     -----------          ------------        ------------
   Net asset value and maximum offering price per share(a) .....     $     10.37          $      15.10        $      18.99
                                                                     -----------          ------------        ------------

CLASS R:
   Net assets, at value ........................................     $    17,904                    --        $  8,125,111
                                                                     -----------          ------------        ------------
   Shares outstanding ..........................................           1,717                    --             426,062
                                                                     -----------          ------------        ------------
   Net asset value and maximum offering price per share(a) .....     $     10.43                    --        $      19.07
                                                                     -----------          ------------        ------------

ADVISOR CLASS:
   Net assets, at value ........................................     $ 1,342,965                    --                  --
                                                                     -----------          ------------        ------------
   Shares outstanding ..........................................         128,565                    --                  --
                                                                     -----------          ------------        ------------
   Net asset value and maximum offering price per share(a) .....     $     10.45                    --                  --
                                                                     -----------          ------------        ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


 80 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008 (unaudited)

                                                         FRANKLIN LIMITED
                                                            MATURITY US
                                                             GOVERNMENT     FRANKLIN REAL
                                                          SECURITIES FUND    RETURN FUND
                                                         ----------------   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ....................    $ 226,842,479      $167,136,179
      Cost - Sweep Money Fund (Note 7) ...............        4,909,749                --
      Cost - Repurchase agreements ...................        8,662,990         8,285,590
                                                          -------------      ------------
      Total cost of investments ......................    $ 240,415,218      $175,421,769
                                                          =============      ============
      Value - Unaffiliated issuers ...................    $ 232,743,919      $173,934,179
      Value - Sweep Money Fund (Note 7) ..............        4,909,749                --
      Value - Repurchase agreements ..................        8,662,990         8,285,590
                                                          -------------      ------------
      Total value of investments .....................      246,316,658       182,219,769
   Foreign currency, at value (cost $210,304) ........               --           256,329
   Receivables:
      Investment securities sold .....................          261,025                --
      Capital shares sold ............................          573,202         3,672,556
      Dividends and interest .........................        2,063,041         1,166,107
                                                          -------------      ------------
         Total assets ................................      249,213,926       187,314,761
                                                          -------------      ------------
Liabilities:
   Payables:
      Capital shares redeemed ........................        2,453,675           544,248
      Affiliates .....................................          152,624               913
      Distributions to shareholders ..................          168,818           154,967
   Accrued expenses and other liabilities ............           20,409            10,897
                                                          -------------      ------------
         Total liabilities ...........................        2,795,526           711,025
                                                          -------------      ------------
            Net assets, at value .....................    $ 246,418,400      $186,603,736
                                                          =============      ============
Net assets consist of:
   Paid-in capital ...................................    $ 257,339,103      $180,170,947
   Distributions in excess of net investment income ..         (606,878)         (747,099)
   Net unrealized appreciation (depreciation) ........        5,901,440         6,848,123
   Accumulated net realized gain (loss) ..............      (16,215,265)          331,765
                                                          -------------      ------------
            Net assets, at value .....................    $ 246,418,400      $186,603,736
                                                          =============      ============


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 81

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008 (unaudited)

                                                                                    FRANKLIN LIMITED
                                                                                      MATURITY U.S.
                                                                                       GOVERNMENT      FRANKLIN REAL
                                                                                     SECURITIES FUND    RETURN FUND
                                                                                    ----------------   -------------
CLASS A:
   Net assets, at value.........................................................      $222,157,928     $152,642,522
                                                                                      ------------     ------------
   Shares outstanding...........................................................        21,779,466       13,951,724
                                                                                      ------------     ------------
   Net asset value per..........................................................      $      10.20     $      10.94
                                                                                      ------------     ------------
   share(a).....................................................................
   Maximum offering price per share (net asset value pershare/97.75% and
      95.75%, respectively).....................................................      $      10.43     $       11.43
                                                                                      ------------     ------------

ADVISOR CLASS:
   Net assets, at value.........................................................      $ 24,260,472     $  33,961,214
                                                                                      ------------     ------------
   Shares outstanding...........................................................         2,380,766         3,099,436
                                                                                      ------------     ------------
   Net asset value and maximum offering price per share(a)......................      $      10.19     $       10.96
                                                                                      ------------     ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


 82 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2008 (unaudited)

                                                                         FRANKLIN BALANCED   FRANKLIN CONVERTIBLE   FRANKLIN EQUITY
                                                                                FUND            SECURITIES FUND       INCOME FUND
                                                                         -----------------   --------------------   ---------------
Investment income:
   Dividends:
      Unaffiliated issuers ...........................................      $   549,828          $   9,087,233       $  14,481,895
      Sweep Money Fund (Note 7) ......................................           66,732                230,100             572,462
   Interest ..........................................................          576,388              7,728,487              32,120
   Income from securities loaned .....................................               --                     --              32,955
                                                                            -----------          -------------       -------------
         Total investment income .....................................        1,192,948             17,045,820          15,119,432
                                                                            -----------          -------------       -------------
Expenses:
   Management fees (Note 3a) .........................................          122,426              2,245,983           2,173,994
   Administrative fees (Note 3b) .....................................           51,455                     --                  --
   Distribution fees: (Note 3c)
      Class A ........................................................           64,592                854,769             922,404
      Class B ........................................................               --                     --             191,365
      Class C ........................................................           35,876              1,273,659             698,579
      Class R ........................................................               40                     --              24,064
   Transfer agent fees (Note 3e) .....................................           23,326                606,264             794,618
   Custodian fees (Note 4) ...........................................              315                 10,556              11,297
   Reports to shareholders ...........................................            2,572                 82,046              94,875
   Registration and filing fees ......................................           20,640                 38,110              50,450
   Professional fees .................................................           11,638                 21,412              19,041
   Trustees' fees and expenses .......................................              672                 13,089              17,829
   Other .............................................................            2,600                 24,986              12,454
                                                                            -----------          -------------       -------------
         Total expenses ..............................................          336,152              5,170,874           5,010,970
         Expense reductions (Note 4) .................................               --                 (1,842)             (3,929)
         Expenses waived/paid by affiliates (Note 3f) ................          (52,978)                    --                  --
                                                                            -----------          -------------       -------------
            Net expenses .............................................          283,174              5,169,032           5,007,041
                                                                            -----------          -------------       -------------
               Net investment income .................................          909,774             11,876,788          10,112,391
                                                                            -----------          -------------       -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................         (982,759)            23,369,985          15,149,344
      Written options (Note 1e) ......................................          328,219                     --                  --
      Realized gain distributions from REITs .........................            5,324                     --             175,026
      Foreign currency transactions ..................................              811                     --                 834
                                                                            -----------          -------------       -------------
               Net realized gain (loss) ..............................         (648,405)            23,369,985          15,325,204
                                                                            -----------          -------------       -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................       (1,937,952)          (111,676,704)       (129,064,881)
      Translation of assets and liabilities denominated in foreign
         currencies ..................................................             (992)                    --              (1,584)
                                                                            -----------          -------------       -------------
               Net change in unrealized appreciation (depreciation) ..       (1,938,944)          (111,676,704)       (129,066,465)
                                                                            -----------          -------------       -------------
Net realized and unrealized gain (loss) ..............................       (2,587,349)           (88,306,719)       (113,741,261)
                                                                            -----------          -------------       -------------
Net increase (decrease) in net assets resulting from operations ......      $(1,677,575)         $ (76,429,931)      $(103,628,870)
                                                                            ===========          =============       =============


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 83

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended April 30, 2008 (unaudited)

                                                                                FRANKLIN LIMITED
                                                                                 MATURITY U.S.
                                                                                   GOVERNMENT      FRANKLIN REAL
                                                                                 SECURITIES FUND    RETURN FUND
                                                                                ----------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers ..................................................      $        --      $    71,545
      Sweep Money Fund (Note 7) .............................................           79,751               --
   Interest .................................................................        5,217,117        2,529,430
                                                                                   -----------      -----------
         Total investment income ............................................        5,296,868        2,600,975
                                                                                   -----------      -----------
Expenses:
   Management fees (Note 3a) ................................................          636,712          255,713
   Administrative fees (Note 3b) ............................................               --          120,335
   Distribution fees-Class A(Note 3c) .......................................          102,809          121,347
   Transfer agent fees (Note 3e) ............................................          172,508           45,585
   Custodian fees (Note 4) ..................................................            1,694            4,516
   Reports to shareholders ..................................................           15,477            2,823
   Registration and filing fees .............................................           16,665           60,141
   Professional fees ........................................................           14,816           12,441
   Trustees' fees and expenses ..............................................            2,616              756
   Other ....................................................................            6,373            4,795
                                                                                   -----------      -----------
         Total expenses .....................................................          969,670          628,452
         Expense reductions (Note 4) ........................................              (10)             (32)
         Expenses waived/paid by affiliates (Note 3f) .......................               --         (114,068)
                                                                                   -----------      -----------
            Net expenses ....................................................          969,660          514,352
                                                                                   -----------      -----------
               Net investment income ........................................        4,327,208        2,086,623
                                                                                   -----------      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................................          232,233           83,135
      Realized gain distributions from REITs ................................               --           28,254
      Foreign currency transactions .........................................               --          221,325
                                                                                   -----------      -----------
               Net realized gain (loss) .....................................          232,233          332,714
                                                                                   -----------      -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................................        4,319,080        3,776,710
      Translation of assets and liabilities denominated in foreign
         currencies .........................................................               --          (55,749)
                                                                                   -----------      -----------
               Net change in unrealized appreciation (depreciation) .........        4,319,080        3,720,961
                                                                                   -----------      -----------
Net realized and unrealized gain (loss) .....................................        4,551,313        4,053,675
                                                                                   -----------      -----------
Net increase (decrease) in net assets resulting from operations .............      $ 8,878,521      $ 6,140,298
                                                                                   ===========      ===========


 84 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FRANKLIN CONVERTIBLE
                                              FRANKLIN BALANCED FUND               SECURITIES FUND
                                          ----------------------------   ---------------------------------
                                            SIX MONTHS
                                              ENDED        YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                          APRIL 30, 2008   OCTOBER 31,    APRIL 30, 2008      OCTOBER 31,
                                           (UNAUDITED)        2007          (UNAUDITED)          2007
                                          --------------   -----------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........    $   909,774     $   877,480    $   11,876,788    $   22,205,526
      Net realized gain (loss)
         from investments, written
         options, realized gain
         distributions from REITs,
         and foreign currency
         transactions .................       (648,405)      1,084,813        23,369,985        37,836,309
      Net change in unrealized
         appreciation (depreciation)
         on investments and
         translation of assets and
         liabilities denominated in
         foreign currencies ...........     (1,938,944)        329,158      (111,676,704)       44,502,885
                                           -----------     -----------    --------------    --------------
            Net increase (decrease) in
               net assets resulting
               from operations ........     (1,677,575)      2,291,451       (76,429,931)      104,544,720
                                           -----------     -----------    --------------    --------------
   Distributions to shareholders
      from:
      Net investment income:
         Class A ......................       (984,162)       (719,653)      (11,354,465)      (26,527,413)
         Class C ......................       (141,508)        (53,488)       (3,130,658)       (7,845,592)
         Class R ......................           (347)           (384)               --                --
         Advisor Class ................        (27,883)        (22,527)               --                --
      Net realized gains:
         Class A ......................       (886,464)             --       (27,669,004)      (50,626,878)
         Class C ......................       (154,165)             --       (10,175,581)      (19,206,544)
         Class R ......................           (327)             --                --                --
         Advisor Class ................        (25,060)             --                --                --
                                           -----------     -----------    --------------    --------------
   Total distributions to
      shareholders ....................     (2,219,916)       (796,052)      (52,329,708)     (104,206,427)
                                           -----------     -----------    --------------    --------------
   Capital share transactions: (Note 2)
         Class A ......................     18,805,719      16,510,485       (85,483,151)      126,041,888
         Class C ......................      2,421,251       6,263,137       (25,939,142)       35,323,179
         Class R ......................          3,831           3,771                --                --
         Advisor Class ................        257,216         893,224                --                --
                                           -----------     -----------    --------------    --------------
   Total capital share transactions ...     21,488,017      23,670,617      (111,422,293)      161,365,067
                                           -----------     -----------    --------------    --------------
   Redemption fees ....................            589             759             2,901           18,999
                                           -----------     -----------    --------------    --------------
            Net increase (decrease) in
               net assets .............     17,591,115      25,166,775      (240,179,031)      161,722,359
Net assets:
   Beginning of period ................     42,916,605      17,749,830     1,150,955,810       989,233,451
                                           -----------     -----------    --------------    --------------
   End of period ......................    $60,507,720     $42,916,605    $  910,776,779    $1,150,955,810
                                           -----------     -----------    --------------    --------------
Undistributed net investment
   income (distributions in
   excess of net investment
   income) included in net assets:
      End of period ...................    $   (28,280)    $   215,846    $ (27,556,730)    $  (24,948,395)
                                           -----------     -----------    -------------     --------------


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 85

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                               FRANKLIN LIMITED MATURITY
                                                  FRANKLIN EQUITY                     U.S. GOVERNMENT
                                                    INCOME FUND                        SECURITIES FUND
                                          ---------------------------------   --------------------------------
                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                           APRIL 30, 2008      OCTOBER 31,     APRIL 30, 2008     OCTOBER 31,
                                             (UNAUDITED)          2007          (UNAUDITED)          2007
                                          ----------------   --------------   ----------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........     $   10,112,391   $   19,742,180       $  4,327,208    $  8,179,870
      Net realized gain (loss)
         from investments,
         realized gain
         distributions from
         REITs, and foreign
         currency transactions ........         15,325,204       45,870,756            232,233        (515,289)
      Net change in unrealized
         appreciation
         (depreciation) on
         investments and
         translation of assets
         and liabilities
         denominated in foreign
         currencies ...................       (129,066,465)       4,832,546          4,319,080       3,080,816
                                            --------------   --------------       ------------    ------------
         Net increase (decrease)
            in net assets
            resulting from
            operations ................       (103,628,870)      70,445,482          8,878,521      10,745,397
                                            --------------   --------------       ------------    ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................        (10,431,072)     (15,972,888)        (4,414,922)     (7,617,448)
         Class B ......................           (382,578)        (630,546)                --              --
         Class C ......................         (1,388,833)      (2,189,372)                --              --
         Class R ......................           (121,900)        (293,600)                --              --
         Advisor Class ................                 --               --           (522,141)       (892,979)
      Net realized gains:
         Class A ......................        (36,401,371)     (46,881,447)                --              --
         Class B ......................         (1,947,071)      (3,228,819)                --              --
         Class C ......................         (7,038,555)     (10,790,372)                --              --
         Class R ......................           (515,465)      (1,172,131)                --              --
                                            --------------   --------------       ------------    ------------
   Total distributions to
      shareholders ....................        (58,226,845)     (81,159,175)        (4,937,063)     (8,510,427)
                                            --------------   --------------       ------------    ------------
   Capital share transactions: (Note 2)
         Class A ......................          6,672,576       128,326,523        29,526,952     (24,153,550)
         Class B ......................         (3,904,905)      (4,850,825)                --              --
         Class C ......................         (8,995,982)      (4,298,881)                --              --
         Class R ......................         (3,479,909)      (5,292,753)                --              --
         Advisor Class                                  --               --          1,674,006        (374,585)
                                            --------------   --------------       ------------    ------------
   Total capital share transactions             (9,708,220)     113,884,064         31,200,958     (24,528,135)
                                            --------------   --------------       ------------    ------------
   Redemption fees                                     628           11,014             10,922          20,529
                                            --------------   --------------       ------------    ------------
            Net increase (decrease)
               in net assets ..........       (171,563,307)     103,181,385         35,153,338     (22,272,636)
Net assets:
   Beginning of period ................      1,081,866,315      978,684,930        211,265,062     233,537,698
                                            --------------   --------------       ------------    ------------
   End of period ......................     $  910,303,008   $1,081,866,315       $246,418,400    $211,265,062
                                            --------------   --------------       ------------    ------------
Undistributed net investment income
   (distributions in excess of net
   investment income) included in net
   assets:
      End of period ...................     $      154,383   $    2,366,375       $   (606,878)   $      2,977
                                            --------------   --------------       ------------    ------------


 86 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                       FRANKLIN REAL RETURN FUND
                                                                                                  ----------------------------------
                                                                                                  SIX MONTHS ENDED
                                                                                                   APRIL 30, 2008      YEAR ENDED
                                                                                                     (UNAUDITED)    OCTOBER 31, 2007
                                                                                                  ----------------  ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................................................     $  2,086,623       $ 1,579,097
      Net realized gain (loss) from investments, realized gain distributions from REITs, and
         foreign currency transactions ........................................................          332,714         1,085,623
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies .............................        3,720,961         2,185,853
                                                                                                    ------------       -----------
            Net increase (decrease) in net assets resulting from operations ...................        6,140,298         4,850,573
                                                                                                    ------------       -----------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................................................................       (2,316,333)       (1,192,254)
         Advisor Class ........................................................................         (632,629)         (614,695)
      Net realized gains:
         Class A ..............................................................................         (180,301)               --
         Advisor Class ........................................................................          (62,307)               --
                                                                                                    ------------       -----------
   Total distributions to shareholders ........................................................       (3,191,570)       (1,806,949)
                                                                                                    ------------       -----------
   Capital share transactions: (Note 2)
         Class A ..............................................................................      103,488,201        13,198,443
         Advisor Class ........................................................................       13,412,345         1,164,113
                                                                                                    ------------       -----------
   Total capital share transactions ...........................................................      116,900,546        14,362,556
                                                                                                    ------------       -----------
   Redemption fees ............................................................................            4,218               104
                                                                                                    ------------       -----------
            Net increase (decrease) in net assets .............................................      119,853,492        17,406,284
Net assets:
   Beginning of period ........................................................................       66,750,244        49,343,960
                                                                                                    ------------       -----------
   End of period ..............................................................................     $186,603,736       $66,750,244
                                                                                                    ============       ===========
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of period                                                                                    $   (747,099)      $   115,240
                                                                                                    ============       ===========


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 87

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS C,                                CLASS A, CLASS B,
CLASS R & ADVISOR CLASS   CLASS A & CLASS C      CLASS C & CLASS R   CLASS A & ADVISOR CLASS
-----------------------   --------------------   -----------------   ---------------------------------
Franklin Balanced         Franklin Convertible   Franklin Equity     Franklin Limited Maturity
Fund                      Securities Fund        Income Fund            U.S. Government Securities Fund
                                                                     Franklin Real Return Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                             88 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             Semiannual Report | 89

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at period end had been entered into on April 30, 2008. The joint repurchase agreement is valued at cost.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Franklin Real Return Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. OPTIONS

The Franklin Balanced Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain


                             90 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS (CONTINUED)

or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES LENDING

The Franklin Equity Income Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower. At April 30, 2008, the fund had no securities on loan.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             Semiannual Report | 91

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             92 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                  FRANKLIN               FRANKLIN CONVERTIBLE
                                                BALANCED FUND               SECURITIES FUND
                                           -----------------------   ---------------------------
                                             SHARES       AMOUNT        SHARES         AMOUNT
                                           ---------   -----------   -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2008
   Shares sold .........................   2,146,251   $22,715,314     5,861,435   $  88,007,769
   Shares issued in reinvestment of
      distributions ....................     104,676     1,084,841     2,023,759      30,538,188
   Shares redeemed .....................    (481,227)   (4,994,436)  (13,554,703)   (204,029,108)
                                           ---------   -----------   -----------   -------------
   Net increase (decrease) .............   1,769,700   $18,805,719    (5,669,509)  $ (85,483,151)
                                           =========   ===========   ===========   =============
Year ended October 31, 2007
   Shares sold .........................   1,687,911   $18,910,449    14,399,024   $ 244,834,632
   Shares issued in reinvestment of
      distributions ....................      18,777       210,061     3,570,065      58,931,326
   Shares redeemed .....................    (232,320)   (2,610,025)  (10,459,036)   (177,724,070)
                                           ---------   -----------   -----------   -------------
   Net increase (decrease) .............   1,474,368   $16,510,485     7,510,053   $ 126,041,888
                                           =========   ===========   ===========   =============
CLASS C SHARES:
Six Months ended April 30, 2008
   Shares sold .........................     321,999   $ 3,386,519     1,158,393   $  17,388,658
   Shares issued in reinvestment of
      distributions ....................      25,789       266,689       586,843       8,796,541
   Shares redeemed .....................    (118,345)   (1,231,957)   (3,507,391)    (52,124,341)
                                           ---------   -----------   -----------   -------------
   Net increase (decrease) .............     229,443   $ 2,421,251    (1,762,155)  $ (25,939,142)
                                           =========   ===========   ===========   =============
Year ended October 31, 2007
   Shares sold .........................     588,047   $ 6,611,187     3,729,693   $  62,618,890
   Shares issued in reinvestment of
      distributions ....................       4,412        49,338     1,118,289      18,292,787
   Shares redeemed .....................     (36,163)     (397,388)   (2,715,193)    (45,588,498)
                                           ---------   -----------   -----------   -------------
   Net increase (decrease) .............     556,296   $ 6,263,137     2,132,789   $  35,323,179
                                           =========   ===========   ===========   =============
CLASS R SHARES:
Six Months ended April 30, 2008
   Shares sold .........................         351   $     3,629
   Shares issued in reinvestment of
      distributions ....................          20           202
                                           ---------   -----------
   Net increase (decrease) .............         371   $     3,831
                                           =========   ===========
Year ended October 31, 2007
   Shares sold .........................         340   $     3,701
   Shares issued in reinvestment of
      distributions ....................           6            70
                                           ---------   -----------
   Net increase (decrease) .............         346   $     3,771
                                           =========   ===========


                             Semiannual Report | 93

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                               FRANKLIN
                                             BALANCED FUND
                                           -----------------
                                           SHARES    AMOUNT
                                           ------   --------
ADVISOR CLASS SHARES:
Six Months ended April 30, 2008
   Shares sold .........................   20,853   $215,235
   Shares issued in reinvestment of
      distributions ....................    5,093     52,943
   Shares redeemed .....................   (1,018)   (10,962)
                                           ------   --------
   Net increase (decrease) .............   24,928   $257,216
                                           ======   ========
Year ended October 31, 2007
   Shares sold .........................   83,546   $918,347
   Shares issued in reinvestment of
      distributions ....................    2,002     22,404
   Shares redeemed .....................   (4,326)   (47,527)
                                           ------   --------
   Net increase (decrease) .............   81,222   $893,224
                                           ======   ========

                                                                            FRANKLIN LIMITED
                                                 FRANKLIN EQUITY         MATURITY U.S. GOVERNMENT
                                                   INCOME FUND               SECURITIES FUND
                                           --------------------------   -------------------------
                                              SHARES        AMOUNT        SHARES        AMOUNT
                                           ----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended April 30, 2008
   Shares sold .........................    3,540,219   $  68,100,350    6,128,052   $ 62,661,336
   Shares issued in reinvestment of
      distributions ....................    2,254,369      43,506,152      352,431      3,597,644
   Shares redeemed .....................   (5,466,558)   (104,933,926)  (3,603,791)   (36,732,028)
                                           ----------   -------------   ----------   ------------
   Net increase (decrease) .............      328,030   $   6,672,576    2,876,692   $ 29,526,952
                                           ==========   =============   ==========   ============
Year ended October 31, 2007
   Shares sold .........................   10,585,130   $ 239,170,803    4,454,202   $ 44,178,835
   Shares issued in reinvestment of
      distributions ....................    2,605,129      57,408,622      614,512      6,096,010
   Shares redeemed .....................   (7,467,396)   (168,252,902)  (7,503,970)   (74,428,395)
                                           ----------   -------------   ----------   ------------
   Net increase (decrease) .............    5,722,863   $ 128,326,523   (2,435,256)  $(24,153,550)
                                           ==========   =============   ==========   ============
CLASS B SHARES:
Six Months ended April 30, 2008
   Shares sold .........................       24,774   $     477,820
   Shares issued in reinvestment of
      distributions ....................      106,264       2,045,691
   Shares redeemed .....................     (336,719)     (6,428,416)
                                           ----------   -------------
   Net increase (decrease) .............     (205,681)  $  (3,904,905)
                                           ==========   =============
Year ended October 31, 2007
   Shares sold .........................      105,074   $   2,363,637
   Shares issued in reinvestment of
      distributions ....................      154,945       3,390,324
   Shares redeemed .....................     (472,417)    (10,604,786)
                                           ----------   -------------
   Net increase (decrease) .............     (212,398)  $  (4,850,825)
                                           ==========   =============


                             94 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              FRANKLIN EQUITY         FRANKLIN LIMITED MATURITY U.S.
                                                                INCOME FUND             GOVERNMENT SECURITIES FUND
                                                          -------------------------   ------------------------------
                                                            SHARES        AMOUNT           SHARES       AMOUNT
                                                          ----------   ------------       --------   ------------
CLASS C SHARES:
Six Months ended April 30, 2008
   Shares sold ........................................      472,037   $  9,072,690
   Shares issued in reinvestment of distributions .....      394,623      7,600,419
   Shares redeemed ....................................   (1,345,659)   (25,669,091)
                                                          ----------   ------------
   Net increase (decrease) ............................     (478,999)  $ (8,995,982)
                                                          ==========   ============
Year ended October 31, 2007
   Shares sold ........................................      978,767   $ 21,854,647
   Shares issued in reinvestment of distributions .....      534,361     11,699,188
   Shares redeemed ....................................   (1,685,264)   (37,852,716)
                                                          ----------   ------------
   Net increase (decrease) ............................     (172,136)  $ (4,298,881)
                                                          ==========   ============
CLASS R SHARES:
Six Months ended April 30, 2008
   Shares sold ........................................       56,138   $  1,087,003
   Shares issued in reinvestment of distributions .....       32,898        636,564
   Shares redeemed ....................................     (266,368)    (5,203,476)
                                                          ----------   ------------
   Net increase (decrease) ............................     (177,332)  $ (3,479,909)
                                                          ==========   ============
Year ended October 31, 2007
   Shares sold ........................................      189,919   $  4,248,628
   Shares issued in reinvestment of distributions .....       66,257      1,459,144
   Shares redeemed ....................................     (486,335)   (11,000,525)
                                                          ----------   ------------
   Net increase (decrease) ............................     (230,159)  $ (5,292,753)
                                                          ==========   ============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2008
   Shares sold ........................................                                    280,288    $ 2,854,104
   Shares issued in reinvestment of distributions .....                                     31,833        324,646
   Shares redeemed ....................................                                   (146,860)    (1,504,744)
                                                                                          --------    -----------
   Net increase (decrease) ............................                                    165,261    $ 1,674,006
                                                                                          ========    ===========
Year ended October 31, 2007
   Shares sold ........................................                                    244,139    $ 2,420,255
   Shares issued in reinvestment of distributions .....                                     54,375        538,821
   Shares redeemed ....................................                                   (337,095)    (3,333,661)
                                                                                          --------    -----------
   Net increase (decrease) ............................                                    (38,581)   $  (374,585)
                                                                                          ========    ===========


                             Semiannual Report | 95

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN REAL RETURN FUND
                                                          --------------------------
                                                            SHARES         AMOUNT
                                                          ----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2008
   Shares sold ........................................   13,228,106   $143,628,623
   Shares issued in reinvestment of distributions .....      195,244      2,114,057
   Shares redeemed ....................................   (3,859,527)   (42,254,479)
                                                          ----------   ------------
   Net increase (decrease) ............................    9,563,823   $103,488,201
                                                          ==========   ============
Year ended October 31, 2007
   Shares sold ........................................    2,490,410   $ 25,763,946
   Shares issued in reinvestment of distributions .....       95,318        986,170
   Shares redeemed ....................................   (1,311,467)   (13,551,673)
                                                          ----------   ------------
   Net increase (decrease) ............................    1,274,261   $ 13,198,443
                                                          ==========   ============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2008
   Shares sold ........................................    1,413,289   $ 15,537,350
   Shares issued in reinvestment of distributions .....       23,606        255,333
   Shares redeemed ....................................     (221,642)    (2,380,338)
                                                          ----------   ------------
   Net increase (decrease) ............................    1,215,253   $ 13,412,345
                                                          ==========   ============
Year ended October 31, 2007
   Shares sold ........................................      441,613   $  4,557,542
   Shares issued in reinvestment of distributions .....        5,479         56,816
   Shares redeemed ....................................     (332,374)    (3,450,245)
                                                          ----------   ------------
   Net increase (decrease) ............................      114,718   $  1,164,113
                                                          ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             96 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
     0.500%           Up to and including $250 million
     0.475%           Over $250 million, up to and including $500 million
     0.450%           Over $500 million, up to and including $1 billion
     0.425%           Over $1 billion, up to and including $2.5 billion
     0.400%           Over $2.5 billion, up to and including $5 billion
     0.375%           Over $5 billion, up to and including $10 billion
     0.350%           Over $10 billion, up to and including $15 billion
     0.325%           Over $15 billion, up to and including $20 billion
     0.300%           In excess of $20 billion

Effective January 1, 2008, the Franklin Convertible Securities Fund and the Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           Over $250 million, up to and including $7.5 billion
     0.440%           Over $7.5 billion, up to and including $10 billion
     0.430%           Over $10 billion, up to and including $12.5 billion
     0.420%           Over $12.5 billion, up to and including $15 billion
     0.400%           Over $15 billion, up to and including $17.5 billion
     0.380%           Over $17.5 billion, up to and including $20 billion
     0.360%           Over $20 billion, up to and including $35 billion
     0.355%           Over $35 billion, up to and including $50 billion
     0.350%           In excess of $50 billion

Prior to January 1, 2008, the Franklin Convertible Securities Fund and the Franklin Equity Income Fund paid fees to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           Over $250 million, up to and including $10 billion
     0.440%           Over $10 billion, up to and including $12.5 billion
     0.420%           Over $12.5 billion, up to and including $15 billion
     0.400%           Over $15 billion, up to and including $17.5 billion
     0.380%           Over $17.5 billion, up to and including $20 billion
     0.360%           Over $20 billion, up to and including $35 billion
     0.355%           Over $35 billion, up to and including $50 billion
     0.350%           In excess of $50 billion


                             Semiannual Report | 97

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Limited Maturity U.S. Government Securities Fund pays an investment management fee to Advisers based on the month-end net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           In excess of $250 million

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
     0.425%           Up to and including $500 million
     0.325%           Over $500 million, up to and including $1 billion
     0.280%           Over $1 billion, up to and including $1.5 billion
     0.235%           Over $1.5 billion, up to and including $6.5 billion
     0.215%           Over $6.5 billion, up to and including $11.5 billion
     0.200%           Over $11.5 billion, up to and including $16.5 billion
     0.190%           Over $16.5 billion, up to and including $19 billion
     0.180%           Over $19 billion, up to and including $21.5 billion
     0.170%           In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Balanced Fund and Franklin Real Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Convertible Securities Fund, Franklin Equity Income Fund and the Franklin Limited Maturity U.S. Government Securities Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


                             98 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                                           FRANKLIN       FRANKLIN
                                           FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                         FRANKLIN        CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                       BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                       -------------   ---------------   -----------   ----------------   --------
Reimbursement Plans:
   Class A .........          --            0.25%           0.25%           0.10%             --
Compensation Plans:
   Class A .........        0.35%             --              --              --            0.25%
   Class B .........          --              --            1.00%             --              --
   Class C .........        1.00%           1.00%           1.00%             --              --
   Class R .........        0.50%             --            0.50%             --              --

Distributors has agreed to limit the current rate to 0.30% per year for Class A shares for the Franklin Balanced Fund for the period of August 1, 2007 through January 31, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                                   RANKLIN        FRANKLIN
                                                   FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                                 FRANKLIN        CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                               BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                               -------------   ---------------   -----------   ----------------   --------
Sales charges retained
   net of commissions
   paid to unaffiliated
   broker/dealers ..........      $39,095           $53,978        $270,038         $14,692       $116,812
Contingent deferred sales
   charges retained ........      $ 1,220           $15,987        $ 29,150         $ 1,804       $  1,992

E. TRANSFER AGENT FEES

For the period ended April 30, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                               FRANKLIN      FRANKLIN
                                              FRANKLIN        FRANKLIN    LIMITED MATURITY     REAL
                            FRANKLIN        CONVERTIBLE        EQUITY      U.S. GOVERNMENT    RETURN
                          BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND     FUND
                          -------------   ---------------   -----------   ----------------   --------
Transfer agent fees ...      $13,831          $305,700        $451,459        $131,914        $29,999


                             Semiannual Report | 99

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Balanced Fund and the Franklin Real Return Fund, FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2009. Total expenses waived or paid are not subject to reimbursement by the funds subsequent to the funds' fiscal year end. After February 28, 2009, FT Services and Advisers may discontinue this waiver at any time upon notice to the funds' Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At April 30, 2008, Advisers owned 25.81% of the Franklin Balanced Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2007, the capital loss carryforwards were as follows:

                                              FRANKLIN
                                          LIMITED MATURITY
                                           U.S. GOVERNMENT
                                           SECURITIES FUND
                                          ----------------
Capital loss carryforwards expiring in:
   2008 ...............................      $ 2,364,551
   2011 ...............................        1,752,525
   2012 ...............................        3,322,647
   2013 ...............................        3,980,527
   2014 ...............................        4,303,979
   2015 ...............................          723,269
                                             -----------
                                             $16,447,498
                                             ===========


                             100 | Semiannual Report

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

At April 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                  FRANKLIN       FRANKLIN          FRANKLIN
                                                  BALANCED      CONVERTIBLE         EQUITY
                                                    FUND      SECURITIES FUND    INCOME FUND
                                                -----------   ---------------   -------------
Cost of investments .........................   $61,012,922    $ 919,898,062    $ 854,103,367
                                                -----------    -------------    -------------
Unrealized appreciation .....................   $ 2,339,810    $ 112,954,624    $ 158,509,711
Unrealized depreciation .....................    (2,943,852)    (136,294,468)    (102,226,272)
                                                -----------    -------------    -------------
Net unrealized appreciation (depreciation) ..   $  (604,042)   $ (23,339,844)   $  56,283,439
                                                ===========    =============    =============

                                                   FRANKLIN
                                                LIMITED MATURITY     FRANKLIN
                                                U.S. GOVERNMENT        REAL
                                                   SECURITIES         RETURN
                                                      FUND             FUND
                                                ----------------   -------------
Cost of investments .........................     $240,807,887     $175,920,853
                                                  ------------     ------------
Unrealized appreciation .....................     $  6,244,593     $  6,993,983
Unrealized depreciation .....................         (735,822)        (695,067)
                                                  ------------     ------------
Net unrealized appreciation (depreciation) ..     $  5,508,771     $  6,298,916
                                                  ============     ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, paydown losses, bond discounts and premiums, partnership distributions and recognition of partnership income, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, bond discounts and premiums, and partnership distributions and recognition of partnership income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2008, were as follows:

                                                                   FRANKLIN         FRANKLIN
                                 FRANKLIN         FRANKLIN     LIMITED MATURITY       REAL
                FRANKLIN        CONVERTIBLE        EQUITY      U.S. GOVERNMENT       RETURN
              BALANCED FUND   SECURITIES FUND   INCOME FUND    SECURITIES FUND        FUND
              -------------   ---------------   ------------   ----------------   ------------
Purchases..    $33,709,566     $151,864,488     $171,570,156     $49,992,622      $117,337,864
Sales......    $12,813,977     $326,146,521     $200,046,708     $27,447,567      $ 10,635,007


                             Semiannual Report | 101

Franklin Investors Securities Trust

6. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the period ended April 30, 2008, were as follows:

                                              NUMBER OF    PREMIUMS
                                              CONTRACTS    RECEIVED
                                              ---------   ---------
FRANKLIN BALANCED FUND
Options outstanding at October 31, 2007 ...       920     $  29,328
Options written ...........................     8,801       407,830
Options expired ...........................    (7,156)     (328,798)
Options exercised .........................    (1,605)      (56,850)
Options closed ............................      (200)      (10,300)
                                               ------     ---------
Options outstanding at March 31, 2008 .....       760     $  41,210
                                               ======     =========

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

The Franklin Convertible Securities Fund has 57.06% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

9. NEW ACCOUNTING PRONOUNCEMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on April 30, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Funds have reviewed the tax positions for each of the three open tax years as of October 31, 2007 and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                             102 | Semiannual Report

Franklin Investors Securities Trust

9. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 103

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds comprising Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                             104 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2007 and during the previous 10 years ended December 31, 2007, unless otherwise noted. Performance on a total return basis was shown by Lipper for all Funds, with performance on an income return basis being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

FRANKLIN BALANCED FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional mixed-asset target allocation growth funds as selected by Lipper during 2007, the Fund's first full year of operations. The Lipper report showed the Fund's income return to be in the second-highest quintile of its performance universe and its total return to be in the second-lowest quintile of such universe. In view of the Fund's small size and recent formation, the Board did not believe such performance to be particularly meaningful.


                             Semiannual Report | 105

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN CONVERTIBLE SECURITIES FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional convertible securities funds as selected by Lipper. Such comparison showed the Fund's income return during 2007 and on an annualized basis during each of the previous three-, five- and 10-year periods to be in the highest quintile of its performance universe. The Lipper report showed that the Fund's total return during 2007 was in the lowest quintile of its performance universe and in the previous three-, five-and 10-year periods on an annualized basis was in the middle, highest and second-highest quintiles of such universe, respectively. In discussing the 2007 total return underperformance, management pointed out the Fund's underexposure to equity sensitive convertibles and overexposure to financial sector holdings and discussed steps being taken to improve performance, including an addition to the Fund's portfolio management team. The Board found the Fund's overall performance to be acceptable.

FRANKLIN EQUITY INCOME FUND - The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional equity income funds as selected by Lipper. Such comparison showed the Fund's income return during 2007 to be in the second-highest quintile, and on an annualized basis during each of the previous three-, five-, and 10-year periods to be in the highest quintile of its performance universe. The Lipper report showed the Fund's total return during 2007 to be in the lowest quintile of such universe and on an annualized basis during the previous three- and five-year periods to also be in the lowest quintile of its performance universe, and for the previous 10-year period to be in the second-lowest quintile of such universe. In discussing the relative total return underperformance with the Board, management pointed out the Fund's longstanding strategy of investing in higher yielding securities and exposure to stocks in the financial sector and discussed steps being taken to improve such performance. While intending to monitor management's efforts to improve total return, the Board did not believe the Fund's overall performance warranted any immediate change in its portfolio management.

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional short U.S. Government funds as selected by Lipper. The Lipper report showed the Fund's income return during 2007 to be in the second-lowest quintile of its performance universe and on an annualized basis to be in the middle quintile of such universe during the previous three-year period and second-highest quintile of such universe during each of the previous five- and 10-year periods. The Lipper report showed the Fund's total return to be in the highest quintile of its performance universe during 2007 and on an annualized basis to be in the second-lowest quintile, middle quintile and second-highest quintile, respectively, for the previous three-, five- and 10-year periods. The Board found such performance acceptable, noting the Fund's conservative investment policy and that its 2007 income return was within two-tenths of a percent of the performance universe average and its annualized three-year total return had exceeded the performance universe average as shown in the Lipper report.


                             106 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN REAL RETURN FUND - The Fund has only been in operation for three full calendar years and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional Treasury inflation-protected securities (TIPS) funds as selected by Lipper. The Lipper report showed the Fund's income return during 2007 and during each of the previous two- and three-year periods on an annualized basis to be in the middle quintile of such performance universe. The Lipper report showed the Fund's 2007 total return to be in the second-lowest quintile of its performance universe, but on an annualized basis to be in the highest quintile of such universe during each of the previous two- and three-year periods. The Board was satisfied with such performance, noting that the Fund's 2007 total return exceeded the 2007 performance universe average as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate and total expense rates for each of Franklin Convertible Securities Fund, Franklin Equity Income Fund, and Franklin Balanced Fund were in either the least expensive or second least expensive quintiles of their respective Lipper expense groups. The Board was satisfied with the investment management fee and total expense rates of these Funds. The contractual investment management fee and total expense rates for Franklin Limited Maturity U.S. Government Securities Fund were both above, but in each case within nine basis points of, the medians of its Lipper expense group, while the contractual investment management fee rate for Franklin Real Return Fund was within 10 basis points of the median of its Lipper expense group, and total expenses were within five basis points of the median of its Lipper expense group. The Board found the management fees and total expenses of the Fund to be acceptable in comparison to its Lipper expense group as shown in the Lipper reports, noting this was among the smallest Funds within Franklin Investors Securities Trust and that expenses of Franklin Real Return Fund were subsidized through management fee waivers and reimbursements.


                             Semiannual Report | 107

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows


                             108 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

in size, its effective management fee rate declines. The management fee structure, which includes administrative expenses for Franklin Limited Maturity U.S. Government Securities Fund, provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% of assets in excess of $250 million, which exceeded that Fund's size at year-end, and the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, there was a sharing of benefits with this Fund and its shareholders. The management fee structure, which includes administrative expenses for each of Franklin Convertible Securities Fund and Franklin Equity Income Fund, provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on assets in excess of $250 million, with additional or reduced breakpoints for assets in excess of $7.5 billion and $10 billion having been added effective January 1, 2008, and other breakpoints continuing thereafter. Each of these Funds had approximately $1 billion in assets at year-end and the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for Franklin Convertible Securities Fund and Franklin Equity Income Fund provides a sharing of benefits with each of these Funds and their shareholders. The Board did not believe the small sizes of Franklin Real Return Fund and Franklin Balanced Fund, whose expenses were subsidized by management, afforded any economies of scale.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             Semiannual Report | 109

(FRANKLIN TEMPLETON INVESTMENTS LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST1 S2008 06/08

                                    (GRAPHIC)

                                 APRIL 30, 2008

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                     INCOME

                                    FRANKLIN
                           INVESTORS SECURITIES TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)
                         FRANKLIN TEMPLETON INVESTMENTS

                      FRANKLIN - Templeton - Mutual Series

Semiannual Report

Economic and Market Overview

During the six months ended April 30, 2008, the U.S. economy slowed as gross domestic product growth decelerated sharply to an annualized 0.6% in the fourth quarter of 2007 from a fairly robust growth rate of 4.9% in the preceding quarter. As the financial, labor and housing markets continued to deteriorate, investor and consumer confidence waned, which led to a pullback in consumer spending. These factors as well as upward inflationary pressures from a weakening U.S. dollar and increasing food, energy and commodity prices weighed on the overall economy. The retrenchment continued in the first quarter of 2008 as the economy grew at a 0.9% estimated annualized rate, which was largely credited to external demand and an inventory buildup.

Volatile oil prices reached a historical high in April, topping $119 per barrel, before retreating to $113 by period-end. Despite inflation risks from higher food and energy costs, core inflation, which excludes such costs, remained relatively subdued at an annual 2.3% rate in April 2008.(1) This level was above the Federal Reserve Board's (Fed's) informal target range of 1%-2%. The core personal consumption expenditures price index reported a 12-month increase of 2.1%.(2)

The Fed acted aggressively to restore liquidity and confidence to unsettled financial markets and cut interest rates five times over the six-month period, bringing the federal funds target rate to 2.00% by period-end. The Fed also implemented a series of unconventional measures aimed at easing strained credit conditions. It created a $200 billion loan program intended to provide liquidity to a wider range of financial institutions that could also use riskier assets for collateral, such as illiquid mortgage-backed securities. After a run on Bear Stearns nearly resulted in the investment bank's collapse, the Fed orchestrated its acquisition by JPMorgan Chase. In addition, federal regulators eased capital requirements on government-sponsored Fannie Mae and Freddie Mac.

(1.) Source: Bureau of Labor Statistics.

(2.) Source: Bureau of Economic Analysis.


                              Semiannual Report | 3

Despite the Fed's actions, U.S. Treasuries rallied and financial stocks continued to sell off for most of the reporting period. Fixed income spreads generally widened relative to Treasury yields over the period due to heightened market turbulence. Investors continued to seek the relative safety of short- and intermediate-term U.S. Treasury securities as Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 2.29% at the end of April, down from 3.94% six months prior. The 10-year U.S. Treasury note ended April yielding 3.77%, compared with 4.48% at the beginning of the period. However, by period-end, it appeared that the Fed's aggressive campaigns were beginning to take effect as non-Treasury investment grade sectors showed signs of improvement.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                              4 | Semiannual Report

Franklin Adjustable
U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1) Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(2)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Adjustable U.S. Government Securities Fund
Based on Total Net Assets as of 4/30/08

                                  (PIE CHART)

Fannie Mae (FNMA) ..........................   65.4%
Freddie Mac (FHLMC) ........................   15.6%
Ginnie Mae (GNMA) ..........................    6.5%
Short-Term Investments & Other Net Assets ..   12.5%

This semiannual report for Franklin Adjustable U.S. Government Securities Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin Adjustable U.S. Government Securities Fund - Class A posted a +2.56% cumulative total return for the six months under review. The Fund

(1.) Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

(2.) Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Please see the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 44.


                              Semiannual Report | 5

DIVIDEND DISTRIBUTIONS*
Franklin Adjustable U.S. Government Securities Fund
11/1/07-4/30/08

                   DIVIDEND PER SHARE
             -----------------------------
MONTH           CLASS A         CLASS C
----------   -------------   -------------
November      3.6679 cents    3.3487 cents
December      3.6698 cents    3.3447 cents
January       3.5282 cents    3.2430 cents
February      3.3106 cents    3.0256 cents
March         3.2449 cents    2.9418 cents
April         3.1548 cents    2.8641 cents
             -------------   -------------
TOTAL        20.5762 CENTS   18.7679 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

underperformed its benchmark, the Lehman Brothers (LB) U.S. Government Index:
1-2 Year Component, which posted a +3.72% total return for the same period.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

INVESTMENT STRATEGY

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

(3.) Source: Standard & Poor's Micropal. The LB U.S. Government Index: 1-2 Year
     Component includes fixed-rate securities issued by the U.S. government with remaining maturities of one year up to, but not including, two years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                              6 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, financial markets were in turmoil, driven by fear and uncertainty as investors lost their appetite for risk due to ongoing deterioration in the financial, labor and housing markets. Late in the review period, however, the markets shifted and investors' risk tolerance improved somewhat. Against this backdrop, Ginnie Mae ARMs underperformed their Fannie Mae and Freddie Mac ARM counterparts.

As a result of the recent market turbulence and heightened volatility, spreads on fixed income sectors generally widened relative to Treasuries during the review period. From agency debentures to mortgage-backed securities, non-Treasury investment sectors were unable to keep pace with the substantial rally in U.S. Treasuries, and ARMs underperformed their fixed-rate mortgage-backed securities counterparts. Despite the Fund's positive returns during the reporting period, its predominant weightings in Fannie Mae, Freddie Mac and Ginnie Mae securities hindered Fund performance relative to the benchmark index.

Consistent with our investment strategy, we continued to look for strong cash flow fundamentals and attractive valuations to uncover opportunities within the ARM universe. Given the dislocations across the fixed income markets, we held higher cash levels as mortgage-backed securities generally declined in price. Based on our analysis, we added to our Fannie Mae ARM position as we found isolated pockets of value in higher-coupon securities.


                              Semiannual Report | 7

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

(PHOTO OF T. ANTHONY COFFEY)


/s/ T. Anthony Coffey
T. Anthony Coffey, CFA

(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok
Paul Varunok

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                              8 | Semiannual Report

Performance Summary as of 4/30/08

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FISAX)                       CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         +$0.02    $8.89      $8.87
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.205762

CLASS C (SYMBOL: FCSCX)                       CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         +$0.01    $8.88      $8.87
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.187679

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH          1-YEAR   5-YEAR        10-YEAR
-------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(1)               +2.56%          +4.94%   +15.91%        +46.45%
Average Annual Total Return(2)           +0.30%          +2.63%    +2.54%         +3.65%
Avg. Ann. Total Return (3/31/08)(3)                      +3.05%    +2.55%         +3.69%
   Distribution Rate(4)                           4.22%
   30-Day Standardized Yield(5)                   3.73%
   Total Annual Operating Expenses(6)             0.93%

CLASS C                                 6-MONTH          1-YEAR   3-YEAR   INCEPTION (7/1/03)
-------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(1)               +2.24%          +4.51%   +11.23%        +13.31%
Average Annual Total Return(2)           +1.24%          +3.51%    +3.61%         +2.62%
Avg. Ann. Total Return (3/31/08)(3)                      +3.94%    +3.65%         +2.67%
   Distribution Rate(4)                           3.92%
   30-Day Standardized Yield(5)                   3.42%
   Total Annual Operating Expenses(6)             1.33%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                              Semiannual Report | 9

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Class C) per share on 4/30/08.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             10 | Semiannual Report

Your Fund's Expenses

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% semiannual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07- 4/30/08
                                           -----------------   --------------   ------------------------
CLASS A
Actual                                           $1,000           $1,025.60               $4.58
Hypothetical (5% return before expenses)         $1,000           $1,020.34               $4.57
CLASS C
Actual                                           $1,000           $1,022.40               $6.54
Hypothetical (5% return before expenses)         $1,000           $1,018.40               $6.52

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.91% and C: 1.30%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Floating Rate Daily Access Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 4/30/08

                                   (PIE CHART)

Senior Floating Rate Interests ...    89.0%
Short-Term Investments &
   Other Net Assets ..............    11.0%

This semiannual report for Franklin Floating Rate Daily Access Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin Floating Rate Daily Access Fund - Class A had a -1.62% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Credit Suisse (CS) Leveraged Loan Index, which had a -3.50% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 20.

(1.) Source: Credit Suisse. The CS Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


                             Semiannual Report | 13

WHAT ARE SYNDICATED BANK LOANS?

Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London InterBank Offered Rate.

SYNDICATED BANK LOAN MARKET OVERVIEW

During the six-month period under review, short-term interest rates fell as the Federal Reserve Board (Fed) aggressively lowered the federal funds target rate in an attempt to improve liquidity and ease the credit crunch. The Fed cut the federal funds target rate 250 basis points from 4.50% to 2.00%. As a result, the three-month LIBOR fell significantly from 4.89% to 2.85%. The 10-year Treasury bond yield declined 71 basis points to 3.77% during the period.

The period under review was one of the bank loan market's worst performing and most volatile periods ever. In the first three months of 2008, bank loan prices declined significantly, and yield spreads widened amid slower economic growth and expectations of higher default rates going forward. Loan credit spreads widened to unprecedented levels.

The new-issue pipeline remained large at approximately $170 billion in early November, which weighed heavily on the market for most of the period under review. In January and February, credit markets and liquidity deteriorated further, prompting many investors to sell. Some non-traditional investors (such as hedge funds and high yield accounts) sold out of loans and into high yield bonds as they had in November; however, this time it was due to the sharp drop in LIBOR, which reduced overall yields for bank loans. The loan market's weakness was further exacerbated by the overall deleveraging of the bank loan asset class as investors that employed leverage to purchase bank loans faced margin calls as loan prices dropped, which in turn created more selling pressure. At the same time, collateralized loan obligations (CLOs) faced selling pressure, which increased secondary market supply. Also, mutual fund investors began to sell, as did bank loan arrangers who started selling large blocks of loans that had been on their books since year-end 2007.

This selling pressure led to a downward price spiral, causing loan prices to fall to an all-time low of 86 cents on the dollar in early February.(2) Most of the weakness during the period seemed to be a technical correction as corporate fundamentals remained intact and default rates were below historical averages.

The loan market rebounded considerably toward the end of the period under review. In February, as prices fell to an all-time low and spreads widened, non-traditional investors seemed to find value in the asset class, as they could generate attractive returns even on an unleveraged basis. As a result, prices rallied to almost 92 cents on the dollar at period-end.(2) At the same time, the new-issue pipeline was whittled down to a more manageable $93 billion at the end of April, and few underwriting mandates were expected to be added to the

(2.) Source: S&P Leveraged Commentary & Data.


                             14 | Semiannual Report
supply pipeline.(2) As a result, April's performance was the loan market's strongest monthly performance, with a +3.31% total return as measured by the CS Leveraged Loan Index, exceeding the previous record gain of +1.59% in September 2007.(1)

During the period, only the seasoned issuers that already had an institutional loan outstanding were able to access the primary markets to add incremental loans to fund acquisitions or capital needs. Bank loan arrangers also sought to take advantage of the recent market rally and offered loans through the traditional syndication route as well as through privately arranged and coordinated large sell-downs of new-issue loans committed to in mid-2007. As a result, new-issue volume fell dramatically from the record levels a year earlier.

Overall volume was low during the period. In addition, any new institutional deals syndicated in the period's latter half were typically smaller in size (less than $1 billion) than earlier in the period, as companies sought more of the financing through the traditional bank market. As a result, many transactions completed in this time frame were more traditional and better structured with lower leverage ratios and higher cash flow coverage ratios. They also had better covenant packages and more favorable pricing. A number of deals added "LIBOR floors," which set minimum LIBOR rates, providing downside protection against further declines in LIBOR. With tightening available credit and an overall repricing of risk in the credit markets, new-issue loan spreads widened significantly and offered price discounts.

Although loan market conditions were largely weak due to technical factors related to the excess supply and deleveraging of the asset class, loan defaults trended a little higher beginning in January. Although default rates rose, at period-end, the market seemed to be factoring in a much higher worst-case scenario default rate than occurred during the last down cycle of 2001-2002, based on the recent decline in prices and loan spreads.

During the current credit cycle, many companies added liquidity and improved their balance sheets since the last 2001-2002 downturn. The price declines and spread widening experienced in early 2008 priced in much higher peak default rates than what corresponding high yield bond spreads and equity index valuations would otherwise suggest. At period-end, the default rate over the past 12 months by number of loans was 1.95%, up from an all-time low of 0.26% at the end of December, but still below the historical average of around 3.00%.(2) During the period, most companies within our bank loan universe continued to perform adequately.


                             Semiannual Report | 15

TOP 10 HOLDINGS
Franklin Floating Rate Daily Access Fund
4/30/08

COMPANY                                           % OF TOTAL
SECTOR/INDUSTRY                                   NET ASSETS
-----------------------------------------------   ----------
Georgia-Pacific Corp.                                1.4%
   PAPER PRODUCTS
Community Health Systems Inc.                        1.4%
   HEALTH CARE FACILITIES
Univision Communications Inc.                        1.4%
   BROADCASTING & CABLE TV
NRG Energy Inc.                                      1.4%
   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Regal Cinemas Corp.                                  1.4%
   MOVIES & ENTERTAINMENT
Idearc Inc.                                          1.4%
   PUBLISHING
HCA Inc.                                             1.3%
   HEALTH CARE FACILITIES
Texas Competitive Electric Holdings Co. LLC          1.3%
   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS
Hexion Specialty Chemicals Inc.                      1.2%
   SPECIALTY CHEMICALS
Oshkosh Truck Corp.                                  1.2%
   CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS

INVESTMENT STRATEGY

We use credit analysis to select corporate loan and corporate debt securities that meet our criteria. The Fund invests in a corporate loan or corporate debt security only if the manager judges that the borrower can meet the scheduled payments on the obligations. To help manage the credit risk associated with investing in below-investment-grade securities, we diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

MANAGER'S DISCUSSION

During the period under review, the Fund favored investments in the paper and packaging, telecommunications and health care industries.

The Fund added to its paper and packaging exposure through investment in two companies: Graphic Packaging and Rock-Tenn Company. We invested in Graphic Packaging, a leading global provider of paperboard packaging solutions to a variety of multinational food, beverage and consumer products companies. Recently, Graphic Packaging acquired Altivity Packaging, a leading North American provider of packaging solutions. This acquisition led to the repayment of our existing Altivity loan position at par. We believed that the combination of Graphic Packaging and Altivity had a better and stronger position across multiple markets, so we purchased Graphic Packaging's existing term loan at a significant discount in the secondary market. We also invested modestly in the company's new issue. We found the loans attractive due to their stable end markets (food and beverage; nondurable consumer goods), large customer base, and favorable cost structure with profit-improvement potential.

Rock-Tenn Company is a leading domestic manufacturer of packaging products, merchandising displays, bleached and recycled paperboard, and corrugated medium. We invested in the loan transaction to finance Rock-Tenn's acquisition of Southern Container, a vertically integrated North American manufacturer of corrugated packaging products, high-impact graphics and containerboard. We found the loan attractive due to the company's large-scale operations, well-recognized brand name, low-cost operations, stable and recession-resistant end markets (food and beverage), strong free cash flow generation, and adequate asset coverage.

The Fund invested in two telecommunications companies during the period. We invested in Alltel, the fifth-largest provider of wireless services in the U.S.,


                             16 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/07-4/30/08

                                 DIVIDEND PER SHARE
           -------------------------------------------------------------
MONTH         CLASS A         CLASS B         CLASS C      ADVISOR CLASS
--------   -------------   -------------   -------------   -------------
November    4.7934 cents    4.1996 cents    4.4762 cents    5.0019 cents
December    5.1500 cents    4.5764 cents    4.8230 cents    5.3566 cents
January     5.0468 cents    4.4548 cents    4.7314 cents    5.2533 cents
February    4.2778 cents    3.7416 cents    3.9895 cents    4.4551 cents
March       4.1567 cents    3.5912 cents    3.8489 cents    4.3468 cents
April       3.3567 cents    2.7797 cents    3.0985 cents    3.5451 cents
           -------------   -------------   -------------   -------------
TOTAL      26.7814 CENTS   23.3433 CENTS   24.9675 CENTS   27.9588 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

serving more than 15 million customers in 36 states, and GCI Holdings, the largest Alaska-based telecommunications provider of local, wireless, long-distance, cable television, and data and Internet services. We found these loans attractive from a risk/reward standpoint and due to the companies' leading market positions, stable cash flow generation, and adequate asset coverage.

The Fund increased its exposure to the health care industry by investing in DJO Finance LLC following the merger of DJO Incorporated and ReAble Therapeutics. The merger created a leading global medical devices company specializing in non-surgical orthopedic devices including a broad range of products used for rehabilitation, pain management and physical therapy. We found this investment attractive due to the company's leading market position, strong brand name and complementary product offering following the merger, as well as its stable cash flow generation.

During the six months under review, the Fund performed better than the CS Leveraged Loan Index primarily due to its higher overall credit quality compared with the index, as BB-rated loans outperformed B-rated loans. Additionally, the Fund's performance was helped by not owning any second-lien loans during the period.

The Fund's performance also benefited from an underweighted allocation to the retail industry. We generally avoided retail loans that consisted of specialty and niche stores structured with few maintenance covenants. Such loans fell out of favor as consumer spending slowed amid weakening economic conditions. The Fund also benefited from its overweighted exposure to the chemicals industry.


                             Semiannual Report | 17

We focused primarily on specialty chemical companies, which typically face less cyclical demand than other companies in the industry.

The Fund's performance was negatively impacted by an overweighted position in the broadcasting industry relative to the index. This underperformance was driven by the Fund's relatively large positions in a couple of issuers whose loans experienced significant price declines due to lower stated yield spreads, higher leverage ratios and declining valuations (following lower proceeds from recent asset sales).

At period-end, volatility remained at or above pre-July 2007 levels due to tighter liquidity conditions and the activity of non-traditional investors with relatively short time horizons and a greater tendency to rotate between asset classes.

Recent market volatility has created many attractive long-term investment opportunities in the primary and secondary markets in our view. In the current primary loan market, only strong companies can access capital, and most of these deals are conservatively structured. The secondary market offers many opportunities with valuations that are attractive on a historical basis and relative to high yield bonds. These opportunities have discounted yield spreads that surpass previous all-time highs with average prices near all-time lows.

Overall, the Fund remained conservatively and defensively positioned, focused on higher credit quality loans, loans with maintenance covenants, and first lien loans, which tend to hold up better if the economy and corporate fundamentals weaken. At period-end, with the decline in prices and discounted spreads close to all-time wides, we believed that valuations were attractive from a historical basis and continued to add to positions in the primary and secondary markets.


                             18 | Semiannual Report

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.


(PHOTO OF RICHARD S. HSU)


/s/ Richard S. Hsu
Richard S. Hsu, CFA

(PHOTO OF MADELINE LAM)


/s/ Madeline Lam
Madeline Lam

Portfolio Management Team
Franklin Floating Rate Daily Access Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 19

Performance Summary as of 4/30/08

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FAFRX)                       CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         -$0.43    $9.38      $9.81
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.267814

CLASS B (SYMBOL: FBFRX)                       CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         -$0.43    $9.37      $9.80
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.233433

CLASS C (SYMBOL: FCFRX)                       CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         -$0.43    $9.38      $9.81
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.249675

ADVISOR CLASS (SYMBOL: FDAAX)                 CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         -$0.43    $9.38      $9.81
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.279588


                             20 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH          1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(1)               -1.62%          -1.15%   +20.81%        +31.15%
Average Annual Total Return(2)           -3.87%          -3.36%    +3.38%         +3.61%
Avg. Ann. Total Return (3/31/08)(3)                      -5.87%    +2.88%         +3.18%
   Distribution Rate(4)                           4.25%
   30-Day Standardized Yield(5)                   6.19%
   Total Annual Operating Expenses(6)             0.95%

CLASS B                                 6-MONTH          1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(1)               -1.98%          -1.88%   +16.43%        +24.87%
Average Annual Total Return(2)           -5.81%          -5.60%    +2.75%         +3.22%
Avg. Ann. Total Return (3/31/08)(3)                      -8.05%    +2.26%         +2.80%
   Distribution Rate(4)                           3.61%
   30-Day Standardized Yield(5)                   5.62%
   Total Annual Operating Expenses(6)             1.67%

CLASS C                                 6-MONTH          1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(1)               -1.81%          -1.55%   +18.41%        +27.66%
Average Annual Total Return(2)           -2.77%          -2.48%    +3.44%         +3.55%
Avg. Ann. Total Return (3/31/08)(3)                      -5.01%    +2.93%         +3.12%
   Distribution Rate(4)                           4.02%
   30-Day Standardized Yield(5)                   5.95%
   Total Annual Operating Expenses(6)             1.35%

ADVISOR CLASS                           6-MONTH          1-YEAR   5-YEAR   INCEPTION (5/1/01)
-------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(1)               -1.50%          -0.90%   +22.22%        +33.45%
Average Annual Total Return(2)           -1.50%          -0.90%    +4.09%         +4.21%
Avg. Ann. Total Return (3/31/08)(3)                      -3.48%    +3.59%         +3.78%
   Distribution Rate(4)                           4.60%
   30-Day Standardized Yield(5)                   6.59%
   Total Annual Operating Expenses(6)             0.70%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                             Semiannual Report | 21

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CERTIFICATES OF DEPOSIT. THE FLOATING-RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED FLOATING-RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE INTEREST EARNED ON FLOATING-RATE LOANS VARIES WITH CHANGES IN PREVAILING INTEREST RATES. THEREFORE, WHILE FLOATING-RATE LOANS OFFER HIGHER INTEREST INCOME WHEN INTEREST RATES RISE, THEY WILL ALSO GENERATE LESS INCOME WHEN INTEREST RATES DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/08.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             22 | Semiannual Report

Your Fund's Expenses

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% semiannual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  983.80              $4.64
Hypothetical (5% return before expenses)         $1,000           $1,020.19              $4.72

CLASS B
Actual                                           $1,000           $  980.20              $8.22
Hypothetical (5% return before expenses)         $1,000           $1,016.56              $8.37

CLASS C
Actual                                           $1,000           $  981.90              $6.55
Hypothetical (5% return before expenses)         $1,000           $1,018.25              $6.67

ADVISOR CLASS
Actual                                           $1,000           $  985.00              $3.41
Hypothetical (5% return before expenses)         $1,000           $1,021.43              $3.47

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.94%; B: 1.67%; C: 1.33%; and Advisor:
     0.69%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             24 | Semiannual Report

Franklin Low Duration Total Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Low Duration Total Return Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin Low Duration Total Return Fund - Class A posted a +3.05% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Government Index: 1-3 Year Component, which posted a +4.12% total return for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 28.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set on a relative basis. When making investment decisions, we will evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration.

(1.) Source: Standard & Poor's Micropal. The LB U.S. Government Index: 1-3 Year
     Component includes fixed-rate securities issued by the U.S. government with remaining maturities of one year up to, but not including, three years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


                             Semiannual Report | 25

PORTFOLIO BREAKDOWN
Franklin Low Duration Total Return Fund
Based on Total Investments as of 4/30/08

                                  (BAR CHART)

U.S. Government & Agency Securities                    55.7%
Mortgage-Backed Securities                             11.3%
Asset-Backed & Commercial Mortgage-Backed Securities   10.1%
Corporate Bonds                                         9.3%
Foreign Government & Agency Securities                  5.7%
Convertible Bonds                                       0.6%
Preferred Stocks                                        0.4%
Short-Term Investments & Other Net Assets               6.9%

MANAGER'S DISCUSSION

During the six months under review, fear and uncertainty drove financial market volatility as credit conditions tightened, employment weakened and the housing market continued to deteriorate. Elevated investor concerns triggered a flight to safety as investors shed riskier assets in favor of U.S. Treasuries. Ongoing turmoil and investor unease prompted the Federal Reserve Board to act aggressively as it sought to restore investor confidence and liquidity to the financial markets.

In this environment, the Fund emphasized shorter-term and adjustable-rate investments as it sought to maintain a lower interest rate risk profile than would be possible with longer-term fixed-rate securities. As we searched for new investment opportunities consistent with our investment strategy, we found international debt and U.S. mortgage-related markets attractive.

During the review period, the Fund's international exposure helped performance relative to the LB U.S. Government Index: 1-3 Year Component. Although we maintained much of our international exposure and continued to find opportunities in locally denominated Asian and non-euro European debt markets, we reduced our net non-dollar exposure due to the strength of most currencies relative to the U.S. dollar.

Conversely, relative Fund performance was hurt by some of the Fund's mortgage-related holdings as interest rate spreads widened in mortgage-related sectors. However, as we continued to believe that wider yield spreads represented attractive investment opportunities, we were selective in areas such as the commercial mortgage-backed securities market where we believed fundamentals remained intact. Consequently, our exposure to this area increased during the reporting period.


                             26 | Semiannual Report

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA

(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA

Portfolio Management Team
Franklin Low Duration Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

DIVIDEND DISTRIBUTIONS*
Franklin Low Duration Total Return Fund
Class A
11/1/07-4/30/08

MONTH        DIVIDEND PER SHARE
----------   ------------------
November        3.5422 cents
December        3.7148 cents
January         3.6491 cents
February        3.0590 cents
March           3.1479 cents
April           2.9287 cents
               -------------
TOTAL          20.0417 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 27

Performance Summary as of 4/30/08

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FLDAX)                       CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         +$0.10    $9.99      $9.89
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.200417

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH          1-YEAR   3-YEAR   INCEPTION (11/17/04)
-------------------------------------   -------          ------   ------   --------------------
Cumulative Total Return(2)               +3.05%          +5.65%   +13.49%         +13.76%
Average Annual Total Return(3)           +0.71%          +3.24%    +3.51%          +3.13%
Avg. Ann. Total Return (3/31/08)(4)                      +4.25%    +3.78%          +3.30%
   Distribution Rate(5)                           3.49%
   30-Day Standardized Yield(6)                   2.39%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.44%
      With Waiver                                 0.90%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 2/28/09.


                             28 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENTS IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, MAY INVOLVE A SMALL INVESTMENT RELATIVE TO THE AMOUNT OF RISK ASSUMED. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.15%.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the sum of the past 30 days' daily distributions per share and the maximum offering price of $10.22 per share on 4/30/08.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 29

Your Fund's Expenses

FRANKLIN LOW DURATION TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% semiannual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             30 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07- 4/30/08
----------------------------------------   -----------------   --------------   ------------------------
Actual                                           $1,000           $1,030.50              $4.54
Hypothetical (5% return before expenses)         $1,000           $1,020.39              $4.52

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, of 0.90%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 31

Franklin Total Return Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Total Return Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin Total Return Fund - Class A posted a +2.10% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +4.08%.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 36.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in non-investment-grade debt securities.

(1.) Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 79.


                             32 | Semiannual Report

PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments

SECTOR                                                 4/30/08   10/31/07
----------------------------------------------------   -------   --------
Mortgage-Backed Securities                              32.7%      33.8%
Corporate Bonds                                         26.1%      20.5%
Asset-Backed & Commercial Mortgage-Backed Securities    20.4%      19.8%
Foreign Government & Agency Securities                   6.7%       7.2%
Senior Floating Rate Interests                           4.6%       3.7%
U.S. Government & Agency Securities                      0.0%       3.5%
Convertible Bonds                                        1.1%       1.2%
Municipal Bonds                                          0.9%       0.0%
Preferred Stocks                                         0.8%       0.0%
Convertible Preferred Stocks                             0.2%       0.3%
Credit-Linked Structured Notes                           0.1%       0.1%
Short-Term Investments                                   6.4%       9.9%

MANAGER'S DISCUSSION

During the six months under review, fear and uncertainty drove financial market volatility as credit conditions tightened, employment weakened and the housing market continued to deteriorate. Elevated investor concerns triggered a flight to safety as investors shed riskier assets in favor of U.S. Treasuries and spreads on non-Treasury sectors widened. Ongoing turmoil and investor unease prompted the Federal Reserve Board to act aggressively as it sought to restore investor confidence and liquidity to the financial markets. Late in the review period, liquidity improved somewhat, although overall economic concerns and a supply backlog continued to weigh on investor sentiment.

Despite the challenging environment, we sought to take advantage of the wider yield spreads and selectively increased our risk exposure by adding to our corporate bond holdings. In our search for fundamentally sound bonds with attractive yields, we continued to emphasize higher-quality securitized sectors consistent with our investment strategy. In particular, we found higher-quality commercial mortgage-backed and certain asset-backed sectors attractive and increased our allocations to these areas at the expense of our U.S. agency and Treasury holdings. We also believed the senior secured floating rate loan sector offered compelling value due to the sector's characteristically defensive positioning in a company's capital structure.


                             Semiannual Report | 33

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/07-4/30/08

                         DIVIDEND PER SHARE (CENTS)
           -----------------------------------------------------
MONTH      CLASS A   CLASS B   CLASS C   CLASS R   ADVISOR CLASS
--------   -------   -------   -------   -------   -------------
November    4.2564    3.9336    3.9259    4.0532       4.4674
December    3.9927    3.6576    3.6542    3.7822       4.2076
January     3.9957    3.6572    3.6566    3.7846       4.2129
February    3.6406    3.3286    3.3266    3.4440       3.8416
March       4.1637    3.8356    3.8267    3.9541       4.3782
April       3.6145    3.3029    3.3016    3.4197       3.8150
           -------   -------   -------   -------      -------
TOTAL      23.6636   21.7155   21.6916   22.4378      24.9227

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

During the period, the Fund's foreign currency exposure helped performance relative to the LB U.S. Aggregate Index as the prospect of lower U.S. interest rates and the ongoing U.S. current account deficit continued to weigh on the U.S. dollar. Although we maintained much of our international exposure and continued to find opportunities in the locally denominated Asian and non-euro European debt markets, we reduced our net non-dollar exposure because of the relative strength of most currencies versus the U.S. dollar.


                             34 | Semiannual Report

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA

(PHOTO OF KENT BURNS)


/s/ Kent Burns
Kent Burns, CFA

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA

(PHOTO OF DAVID YUEN)


/s/ David Yuen
David Yuen, CFA, FRM

Portfolio Management Team
Franklin Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 35

Performance Summary as of 4/30/08

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKBAX)                       CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         -$0.04    $9.88      $9.92
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.236636

CLASS B (SYMBOL: FBTLX)                       CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         -$0.04    $9.88      $9.92
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.217155

CLASS C (SYMBOL: FCTLX)                       CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         -$0.03    $9.88      $9.91
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.216916

CLASS R (SYMBOL: FTRRX)                       CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         -$0.04    $9.88      $9.92
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.224378

ADVISOR CLASS (SYMBOL: FBDAX)                 CHANGE   4/30/08   10/31/07
-------------------------------               ------   -------   --------
Net Asset Value (NAV)                         -$0.03    $9.90      $9.93
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.249227


                             36 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH           1-YEAR   5-YEAR  INCEPTION (8/3/98)
-------------------------------------   -------           ------   ------  ------------------
Cumulative Total Return(2)               +2.10%           +3.62%   +24.35%       +70.54%
Average Annual Total Return(3)           -2.24%           -0.74%    +3.55%        +5.16%
Avg. Ann. Total Return (3/31/08)(4)                       -0.73%    +3.69%        +5.11%
   Distribution Rate(5)                           4.84%
   30-Day Standardized Yield(6)                   4.71%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.09%
      With Waiver                                 0.85%

CLASS B                                 6-MONTH           1-YEAR   5-YEAR  INCEPTION (3/1/02)
-------------------------------------   -------           ------   ------  ------------------
Cumulative Total Return(2)               +1.90%           +3.31%   +21.91%       +34.93%
Average Annual Total Return(3)           -2.08%           -0.64%    +3.71%        +4.98%
Avg. Ann. Total Return (3/31/08)(4)                       -0.71%    +3.84%        +4.90%
   Distribution Rate(5)                           4.66%
   30-Day Standardized Yield(6)                   4.53%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.49%
      With Waiver                                 1.25%

CLASS C                                 6-MONTH           1-YEAR   5-YEAR  INCEPTION (3/1/02)
-------------------------------------   -------           ------   ------  ------------------
Cumulative Total Return(2)               +1.90%           +3.31%   +21.98%       +35.02%
Average Annual Total Return(3)           +0.90%           +2.32%    +4.05%        +4.99%
Avg. Ann. Total Return (3/31/08)(4)                       +2.25%    +4.16%        +4.90%
   Distribution Rate(5)                           4.65%
   30-Day Standardized Yield(6)                   4.53%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.49%
      With Waiver                                 1.25%

CLASS R                                 6-MONTH           1-YEAR   5-YEAR  INCEPTION (1/1/02)
-------------------------------------   -------           ------   ------  ------------------
Cumulative Total Return(2)               +1.98%           +3.36%   +22.81%       +37.53%
Average Annual Total Return(3)           +1.98%           +3.36%    +4.19%        +5.17%
Avg. Ann. Total Return (3/31/08)(4)                       +3.40%    +4.33%        +5.09%
   Distribution Rate(5)                           4.80%
   30-Day Standardized Yield(6)                   4.68%
   Total Annual Operating Expenses(7)
      Without Waiver                              1.34%
      With Waiver                                 1.10%


                             Semiannual Report | 37

ADVISOR CLASS                           6-MONTH          1-YEAR   5-YEAR   INCEPTION (8/3/98)
-------------------------------------   -------          ------   ------   ------------------
Cumulative Total Return(2)               +2.23%          +3.98%   +26.04%        +74.99%
Average Annual Total Return(3)           +2.23%          +3.98%    +4.74%         +5.91%
Avg. Ann. Total Return (3/31/08)(4)                      +3.92%    +4.85%         +5.85%
   Distribution Rate(5)                           5.31%
   30-Day Standardized Yield(6)                   5.16%
   Total Annual Operating Expenses(7)
      Without Waiver                              0.84%
      With Waiver                                 0.60%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 2/28/09.


                             38 | Semiannual Report

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS INVOLVES SPECIAL RISKS. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES (FORMERLY CALLED JUNK BONDS) INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.61%, 4.42%, 4.42%, 4.57% and 5.06% for Classes A, B, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/08.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 39

Your Fund's Expenses

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             40 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,021.00               $4.27
Hypothetical (5% return before expenses)         $1,000           $1,020.64               $4.27

CLASS B
Actual                                           $1,000           $1,019.00               $6.27
Hypothetical (5% return before expenses)         $1,000           $1,018.65               $6.27

CLASS C
Actual                                           $1,000           $1,019.00               $6.27
Hypothetical (5% return before expenses)         $1,000           $1,018.65               $6.27

CLASS R
Actual                                           $1,000           $1,019.80               $5.52
Hypothetical (5% return before expenses)         $1,000           $1,019.39               $5.52

ADVISOR CLASS
Actual                                           $1,000           $1,022.30               $3.02
Hypothetical (5% return before expenses)         $1,000           $1,021.88               $3.02

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.85%; B: 1.25%; C:
     1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 41

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2008   ----------------------------------------------------------------
CLASS A                                             (UNAUDITED)      2007          2006          2005          2004          2003
-----------------------------------------------  ----------------  --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   8.87      $   8.88      $   8.93      $   9.06      $   9.16      $   9.38
                                                     --------      --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income ......................         0.188         0.380         0.303         0.292         0.277         0.313
   Net realized and unrealized gains
      (losses) ................................         0.038         0.053         0.025        (0.129)       (0.102)       (0.220)
                                                     --------      --------      --------      --------      --------      --------
Total from investment operations ..............         0.226         0.433         0.328         0.163         0.175         0.093
                                                     --------      --------      --------      --------      --------      --------
Less distributions from net investment
   income .....................................        (0.206)       (0.443)       (0.378)       (0.293)       (0.275)       (0.313)
                                                     --------      --------      --------      --------      --------      --------
Redemption fees ...............................            --(g)         --(g)         --(g)         --(g)         --(g)         --
                                                     --------      --------      --------      --------      --------      --------
Net asset value, end of period ................      $   8.89      $   8.87      $   8.88      $   8.93      $   9.06      $   9.16
                                                     ========      ========      ========      ========      ========      ========
Total return(b) ...............................          2.56%         4.99%         3.75%         1.82%         1.94%         1.00%
RATIOS TO AVERAGE NET ASSETS(c)
Expensesd .....................................          0.92%(h)      0.91%(h)      0.89%(h)      0.90%         0.89%         0.88%
Net investment income .........................          4.18%         4.29%         3.50%         3.23%         3.01%         3.30%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............       $386,036      $333,425      $372,703      $475,213      $577,073      $651,701
Portfolio turnover ratee ......................         13.72%        27.39%        15.91%        24.99%        49.67%       130.32%
Portfolio turnover rate excluding mortgage
   dollar rolls(e, f) .........................         13.72%        27.39%        15.91%        24.99%        45.38%        96.52%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d) Prior to October 27, 2005, the expense ratio includes the fund's share of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net expenses.

(e)  Prior to October 27, 2005, represents the Portfolio's rate of turnover.

(f)  See Note 1(i) regarding mortgage dollar rolls.

(g)  Amount rounds to less than $0.001 per share.

(h)  Benefit of expense reduction rounds to less than 0.01%.


42 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2008   ---------------------------------------------------------------
CLASS C                                             (UNAUDITED)      2007          2006          2005          2004          2003
-----------------------------------------------  ----------------  --------      --------      --------      --------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  8.87       $  8.88       $  8.92       $  9.05       $  9.16      $  9.28
                                                      -------       -------       -------       -------       -------      -------
Income from investment operations(a):
   Net investment income ......................         0.171         0.348         0.266         0.258         0.232        0.081
   Net realized and unrealized gains
      (losses) ................................         0.027         0.048         0.038        (0.129)       (0.104)      (0.120)
                                                      -------       -------       -------       -------       -------      -------
Total from investment operations ..............         0.198         0.396         0.304         0.129         0.128       (0.039)
                                                      -------       -------       -------       -------       -------      -------
Less distributions from net investment
   income .....................................        (0.188)       (0.406)       (0.344)       (0.259)       (0.238)      (0.081)
                                                      -------       -------       -------       -------       -------      -------
Redemption fees ...............................            --(g)         --(g)         --(g)         --(g)         --(g)        --
                                                      -------       -------       -------       -------       -------      -------
Net asset value, end of period ................       $  8.88       $  8.87       $  8.88       $  8.92       $  9.05      $  9.16
                                                      =======       =======       =======       =======       =======      =======
Total return(b) ...............................          2.24%         4.56%         3.47%         1.43%         1.41%       (0.42)%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses(d) ...................................          1.32%(h)      1.32%(h)      1.28%(h)      1.28%         1.29%        1.26%
Net investment income .........................          3.78%         3.88%         3.11%         2.85%         2.61%        2.92%
SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $55,471       $ 36,684      $35,967       $48,461       $49,423      $12,868
Portfolio turnover rate (e) ...................         13.72%        27.39%        15.91%        24.99%        49.67%      130.32%
Portfolio turnover rate excluding mortgage
   dollar rolls (e, f) ........................         13.72%        27.39%        15.91%        24.99%        45.38%       96.52%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d) Prior to October 27, 2005, the expense ratio includes the fund's share of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net expenses.

(e)  Prior to October 27, 2005, represents the Portfolio's rate of turnover.

(f)  See Note 1(i) regarding mortgage dollar rolls.

(g)  Amount rounds to less than $0.001 per share.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i)  For the period July 1, 2003 (effective date) to October 31, 2003.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 43

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                        PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------  ----------------  -----------
    LONG TERM INVESTMENTS 87.5%
    MORTGAGE-BACKED SECURITIES 87.5%
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 15.6%
    FHLMC, 4.215%, 1/01/34 ..............................................  $      4,077,914  $  4,124,405
    FHLMC, 5.079%, 10/01/33 .............................................         1,088,467     1,103,160
    FHLMC, 5.508%, 3/01/18 ..............................................           172,904       174,872
    FHLMC, 5.78%, 2/01/37 ...............................................         6,136,934     6,266,760
    FHLMC, 5.826%, 3/01/32 ..............................................         1,205,107     1,217,212
    FHLMC, 5.845%, 5/01/32 ..............................................           298,514       300,378
    FHLMC, 5.875%, 11/01/16 .............................................           389,340       396,969
    FHLMC, 5.914%, 2/01/33 ..............................................           170,780       172,016
    FHLMC, 5.955%, 2/01/19 ..............................................           144,756       146,697
    FHLMC, 6.037%, 12/01/19 .............................................         1,758,317     1,797,203
    FHLMC, 6.111%, 6/01/29 ..............................................         2,973,754     3,040,697
    FHLMC, 6.142%, 5/01/32 ..............................................           587,969       598,490
    FHLMC, 6.197%, 5/01/20 ..............................................         1,315,918     1,328,977
    FHLMC, 6.226%, 9/01/36 ..............................................         3,950,106     4,054,028
    FHLMC, 6.278%, 10/01/29 .............................................           144,662       146,804
    FHLMC, 6.302%, 9/01/34 ..............................................         2,431,145     2,464,709
    FHLMC, 6.381%, 11/01/25 .............................................         4,078,295     4,117,006
    FHLMC, 6.401%, 12/01/16 .............................................           250,521       253,393
    FHLMC, 6.408%, 4/01/29 ..............................................         1,319,806     1,334,027
    FHLMC, 6.413%, 9/01/19 ..............................................           387,539       392,665
    FHLMC, 6.416%, 11/01/31 .............................................         1,734,091     1,752,482
    FHLMC, 6.417%, 4/01/19 ..............................................           798,691       807,650
    FHLMC, 6.448%, 6/01/26 ..............................................           416,726       433,943
    FHLMC, 6.502%, 3/01/33 ..............................................            59,896        61,020
    FHLMC, 6.524%, 1/01/23 ..............................................           478,398       484,230
    FHLMC, 6.526%, 5/01/26 ..............................................           192,959       198,228
    FHLMC, 6.59%, 5/01/25 ...............................................           305,009       308,289
    FHLMC, 6.604%, 8/01/30 ..............................................         2,744,257     2,763,196
    FHLMC, 6.623%, 11/01/35 .............................................           475,417       482,890
    FHLMC, 6.645%, 1/01/23 ..............................................         3,672,692     3,756,716
    FHLMC, 6.677%, 4/01/18 ..............................................           744,175       750,772
    FHLMC, 6.679%, 3/01/32 ..............................................           280,126       282,139
    FHLMC, 6.72%, 9/01/18 - 11/01/29 ....................................         3,894,199     3,981,824
    FHLMC, 6.725%, 12/01/27 .............................................            52,859        54,527
    FHLMC, 6.73%, 10/01/25 ..............................................           459,305       462,230
    FHLMC, 6.791%, 4/01/25 ..............................................         1,240,515     1,251,253
    FHLMC, 6.847%, 10/01/24 .............................................         1,141,691     1,157,060
    FHLMC, 6.851%, 10/01/31 .............................................         2,699,578     2,751,643
    FHLMC, 6.876%, 12/01/21 .............................................            60,279        63,424
    FHLMC, 6.927%, 4/01/25 ..............................................         1,369,153     1,405,795
    FHLMC, 6.954%, 8/01/27 ..............................................           966,468       987,310
    FHLMC, 6.967%, 7/01/29 ..............................................           104,313       106,345
    FHLMC, 6.971%, 8/01/32 ..............................................         2,375,108     2,419,663
    FHLMC, 6.992%, 6/01/26 ..............................................         3,096,556     3,152,362
    FHLMC, 7.009%, 7/01/18 ..............................................           199,469       201,709
    FHLMC, 7.025%, 12/01/30 .............................................         1,231,663     1,248,318


                             44 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                        PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------  ----------------  -----------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE (CONTINUED)
    FHLMC, 7.037%, 7/01/27 ..............................................  $        382,890  $    386,169
    FHLMC, 7.175%, 10/01/18 .............................................           134,681       137,642
    FHLMC, 7.177%, 7/01/20 ..............................................           103,047       104,525
    FHLMC, 7.188%, 11/01/29 .............................................           714,000       722,474
    FHLMC, 7.21%, 8/01/30 ...............................................           172,853       176,216
    FHLMC, 7.23%, 9/01/31 ...............................................           151,725       153,556
    FHLMC, 7.24%, 3/01/19 ...............................................            48,372        49,482
    FHLMC, 7.25%, 9/01/31 ...............................................           324,986       327,365
    FHLMC, 7.283%, 8/01/31 ..............................................           113,154       113,518
    FHLMC, 7.361%, 4/01/30 ..............................................           331,911       336,214
    FHLMC, 7.416%, 8/01/32 ..............................................           354,376       359,640
    FHLMC, 7.478%, 9/01/32 ..............................................           935,308       953,570
    FHLMC, 7.585%, 12/01/28 .............................................           335,363       341,652
                                                                                             ------------
                                                                                               68,917,509
                                                                                             ------------
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 65.4%
    FNMA, 2.94%, 9/01/16 ................................................            25,560        24,614
    FNMA, 3.094%, 8/01/16 ...............................................           145,204       141,197
    FNMA, 4.26%, 10/01/33 ...............................................            88,832        89,912
    FNMA, 4.282%, 12/01/33 ..............................................            16,105        16,089
    FNMA, 4.304%, 2/01/34 ...............................................         6,206,829     6,232,545
    FNMA, 4.50%, 3/01/34 ................................................         1,504,951     1,521,066
    FNMA, 4.579%, 4/01/34 ...............................................         3,463,783     3,462,180
    FNMA, 4.63%, 2/01/34 ................................................         7,817,771     7,843,021
    FNMA, 4.669%, 4/01/33 ...............................................           152,468       153,702
    FNMA, 4.679%, 6/01/33 ...............................................         2,577,087     2,609,219
    FNMA, 4.686%, 9/01/34 ...............................................           273,381       277,398
    FNMA, 4.79%, 6/01/33 ................................................            70,470        70,627
    FNMA, 4.81%, 1/01/29 ................................................         3,658,482     3,674,292
    FNMA, 4.825%, 6/01/20 ...............................................         1,351,646     1,358,198
    FNMA, 4.835%, 1/01/18 ...............................................         7,045,354     7,038,793
    FNMA, 4.851%, 9/01/34 ...............................................           181,987       181,049
    FNMA, 4.893%, 4/01/33 ...............................................           184,748       190,978
    FNMA, 4.929%, 8/01/34 ...............................................           181,886       187,409
    FNMA, 4.93%, 4/01/35 ................................................           773,428       778,504
    FNMA, 4.981%, 4/01/32 ...............................................           527,923       529,817
    FNMA, 4.998%, 12/01/34 ..............................................         8,618,304     8,969,218
    FNMA, 5.021%, 2/01/34 ...............................................           103,614       104,509
    FNMA, 5.022%, 1/01/38 ...............................................        42,598,338    43,207,208
    FNMA, 5.025%, 7/01/34 - 8/01/34 .....................................           247,812       252,445
    FNMA, 5.065%, 3/01/22 ...............................................             1,345         1,367
    FNMA, 5.108%, 3/01/18 ...............................................           135,482       136,029
    FNMA, 5.116%, 7/01/34 ...............................................           935,294       940,478
    FNMA, 5.128%, 10/01/32 ..............................................           133,847       136,487
    FNMA, 5.16%, 2/01/36 ................................................         1,844,417     1,847,777
    FNMA, 5.168%, 3/01/36 ...............................................           288,932       295,570


                             Semiannual Report | 45

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                        PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------  ----------------  -----------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
       (CONTINUED)
    FNMA, 5.199%, 4/01/32 ...............................................  $        543,644  $   555,363
    FNMA, 5.217%, 5/01/36 ...............................................         3,004,271    3,020,195
    FNMA, 5.22%, 9/01/18 - 9/01/34 ......................................         6,253,257    6,268,974
    FNMA, 5.22%, 8/01/33 ................................................         7,109,000    7,138,706
    FNMA, 5.22%, 3/01/35 ................................................         4,842,672    4,847,304
    FNMA, 5.252%, 5/01/36 ...............................................         1,787,200    1,796,687
    FNMA, 5.301%, 3/01/36 ...............................................           818,586      833,872
    FNMA, 5.303%, 12/01/34 ..............................................           289,300      299,640
    FNMA, 5.322%, 3/01/33 ...............................................         2,434,859    2,445,230
    FNMA, 5.327%, 5/01/18 ...............................................         4,915,431    4,964,484
    FNMA, 5.333%, 7/01/35 ...............................................            87,833       87,876
    FNMA, 5.336%, 5/01/32 ...............................................           642,344      657,895
    FNMA, 5.34%, 3/01/32 - 5/01/32 ......................................           795,151      809,571
    FNMA, 5.345%, 3/01/28 ...............................................            94,585       95,615
    FNMA, 5.356%, 3/01/19 ...............................................           144,417      145,866
    FNMA, 5.429%, 7/01/24 ...............................................           928,657      937,641
    FNMA, 5.439%, 3/01/35 ...............................................         5,008,214    5,079,280
    FNMA, 5.483%, 4/01/22 ...............................................         1,054,228    1,058,759
    FNMA, 5.49%, 10/01/37 ...............................................         8,996,745    9,136,510
    FNMA, 5.50%, 10/01/28 ...............................................           116,872      116,674
    FNMA, 5.507%, 5/01/19 ...............................................           842,844      842,798
    FNMA, 5.509%, 3/01/19 ...............................................         2,407,654    2,407,463
    FNMA, 5.533%, 1/01/32 ...............................................         1,451,456    1,491,903
(b) FNMA, 5.541%, 8/01/35 ...............................................         6,392,274    6,433,984
    FNMA, 5.633%, 3/01/32 ...............................................         1,679,716    1,701,658
    FNMA, 5.645%, 11/01/31 ..............................................           302,994      303,775
    FNMA, 5.645%, 1/01/34 ...............................................           693,387      708,123
    FNMA, 5.691%, 8/01/35 ...............................................        10,739,481   10,876,264
    FNMA, 5.699%, 5/01/21 ...............................................           702,221      715,818
    FNMA, 5.705%, 6/01/19 ...............................................           100,789      101,787
    FNMA, 5.707%, 1/01/19 ...............................................           391,865      389,587
    FNMA, 5.719%, 1/01/19 ...............................................         1,551,258    1,559,618
    FNMA, 5.75%, 11/01/17 ...............................................         1,710,182    1,722,280
    FNMA, 5.84%, 12/01/33 ...............................................            85,056       86,154
    FNMA, 5.854%, 4/01/19 ...............................................           752,850      756,976
    FNMA, 5.857%, 6/01/32 ...............................................           370,915      376,556
    FNMA, 5.863%, 6/01/35 ...............................................           319,270      331,400
    FNMA, 5.866%, 5/01/36 ...............................................         7,772,908    7,849,458
    FNMA, 5.874%, 7/01/33 ...............................................           725,263      734,471
    FNMA, 5.875%, 1/01/17 ...............................................           602,568      610,424
    FNMA, 5.901%, 4/01/34 ...............................................         5,668,337    5,723,082
    FNMA, 5.903%, 6/01/19 ...............................................           308,625      311,729
    FNMA, 5.934%, 1/01/35 ...............................................           321,469      326,916
    FNMA, 5.945%, 4/01/19 ...............................................           587,368      595,295
    FNMA, 5.945%, 12/01/24 ..............................................           510,100      525,571
    FNMA, 5.947%, 1/01/35 ...............................................           189,264      192,922


                             46 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                        PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------  ----------------  -----------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
       (CONTINUED)
    FNMA, 5.956%, 3/01/20 ...............................................  $      2,090,070  $ 2,121,909
    FNMA, 5.961%, 10/01/32 ..............................................           816,637      829,811
    FNMA, 5.968%, 8/01/21 ...............................................         1,903,031    1,921,182
    FNMA, 5.985%, 1/01/19 ...............................................           818,684      823,204
    FNMA, 5.989%, 4/01/18 ...............................................           143,816      147,139
    FNMA, 6.008%, 12/01/20 ..............................................           197,644      202,747
    FNMA, 6.011%, 6/01/19 ...............................................           194,217      197,569
    FNMA, 6.022%, 6/01/29 ...............................................           690,918      713,336
    FNMA, 6.051%, 5/01/21 ...............................................           314,536      322,794
    FNMA, 6.073%, 2/01/19 ...............................................           266,722      268,061
    FNMA, 6.074%, 6/01/19 ...............................................           247,432      249,650
    FNMA, 6.076%, 2/01/16 ...............................................           310,659      313,281
    FNMA, 6.102%, 2/01/32 ...............................................           619,806      625,593
    FNMA, 6.103%, 3/01/33 ...............................................           102,947      104,081
    FNMA, 6.113%, 3/01/20 ...............................................            93,744       95,446
    FNMA, 6.125%, 2/01/33 ...............................................           395,805      401,054
    FNMA, 6.154%, 5/01/19 ...............................................           268,268      269,871
    FNMA, 6.163%, 8/01/36 ...............................................        21,069,127   21,542,535
    FNMA, 6.174%, 1/01/35 ...............................................           838,093      845,785
    FNMA, 6.175%, 9/01/33 ...............................................           587,809      585,003
    FNMA, 6.185%, 5/01/25 ...............................................           615,418      629,561
    FNMA, 6.196%, 9/01/32 ...............................................           530,601      534,945
    FNMA, 6.197%, 2/01/31 ...............................................           148,302      150,296
    FNMA, 6.198%, 5/01/29 ...............................................           278,911      282,545
    FNMA, 6.202%, 5/01/35 ...............................................           487,010      498,761
    FNMA, 6.228%, 4/01/31 ...............................................         1,337,179    1,348,471
    FNMA, 6.234%, 12/01/17 ..............................................           111,895      112,393
    FNMA, 6.237%, 9/01/36 ...............................................         5,380,972    5,479,040
    FNMA, 6.239%, 10/01/22 ..............................................           488,842      494,151
    FNMA, 6.25%, 6/01/32 ................................................           641,620      652,402
    FNMA, 6.251%, 6/01/36 ...............................................           215,121      216,760
    FNMA, 6.263%, 11/01/34 ..............................................           319,499      324,466
    FNMA, 6.277%, 2/01/18 ...............................................           177,873      179,063
    FNMA, 6.277%, 2/01/33 ...............................................           222,504      225,044
    FNMA, 6.281%, 1/01/31 ...............................................           303,631      305,809
    FNMA, 6.285%, 3/01/19 ...............................................           275,584      276,441
    FNMA, 6.29%, 12/01/32 ...............................................         1,864,462    1,892,918
    FNMA, 6.301%, 1/01/16 ...............................................           684,578      688,468
    FNMA, 6.316%, 5/01/25 ...............................................           920,555      925,874
    FNMA, 6.322%, 5/01/27 ...............................................         1,367,977    1,397,441
    FNMA, 6.327%, 1/01/25 ...............................................         2,010,733    2,033,192
    FNMA, 6.329%, 1/01/37 ...............................................         1,192,140    1,199,170
    FNMA, 6.331%, 4/01/27 ...............................................         2,733,218    2,821,464
    FNMA, 6.333%, 1/01/29 ...............................................           541,141      553,052
    FNMA, 6.345%, 12/01/33 ..............................................           606,695      616,510
    FNMA, 6.349%, 2/01/29 ...............................................           265,358      269,332


                             Semiannual Report | 47

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                        PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------  ----------------  -----------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
       (CONTINUED)
    FNMA, 6.352%, 2/01/33 ...............................................  $        373,246  $   378,931
    FNMA, 6.36%, 10/01/24 ...............................................         5,638,970    5,784,033
    FNMA, 6.362%, 9/01/22 ...............................................           958,797      965,529
    FNMA, 6.409%, 3/01/33 ...............................................         1,978,795    1,997,033
    FNMA, 6.467%, 5/01/32 ...............................................           412,332      419,035
    FNMA, 6.482%, 11/01/33 ..............................................           448,365      455,254
    FNMA, 6.487%, 6/01/27 ...............................................           407,168      412,100
    FNMA, 6.508%, 7/01/17 - 8/01/22 .....................................           880,942      883,555
    FNMA, 6.51%, 3/01/34 ................................................            81,281       81,680
    FNMA, 6.511%, 7/01/34 ...............................................           352,138      358,353
    FNMA, 6.514%, 11/01/30 ..............................................         4,614,253    4,734,684
    FNMA, 6.516%, 2/01/25 ...............................................           739,284      751,997
    FNMA, 6.52%, 3/01/32 ................................................           166,016      168,618
    FNMA, 6.53%, 1/01/19 ................................................           320,231      324,008
    FNMA, 6.533%, 6/01/33 ...............................................           204,929      204,753
    FNMA, 6.539%, 12/01/19 ..............................................           264,356      262,711
    FNMA, 6.552%, 10/01/14 ..............................................           103,294      105,484
    FNMA, 6.554%, 10/01/19 ..............................................           367,763      375,485
    FNMA, 6.557%, 2/01/30 ...............................................           220,689      225,341
    FNMA, 6.57%, 12/01/19 ...............................................           605,140      612,808
    FNMA, 6.581%, 11/01/31 ..............................................           174,930      176,663
    FNMA, 6.593%, 11/01/26 ..............................................            84,263       85,269
    FNMA, 6.605%, 6/01/19 ...............................................           356,509      359,008
    FNMA, 6.628%, 9/01/39 ...............................................           665,308      674,826
    FNMA, 6.633%, 11/01/27 ..............................................            75,251       76,273
    FNMA, 6.642%, 9/01/32 ...............................................           762,391      776,253
    FNMA, 6.655%, 4/01/30 ...............................................           680,683      690,927
    FNMA, 6.671%, 12/01/27 ..............................................           819,908      829,529
    FNMA, 6.681%, 3/01/26 ...............................................           762,902      794,530
    FNMA, 6.699%, 12/01/18 ..............................................           220,295      222,648
    FNMA, 6.707%, 11/01/20 ..............................................           162,161      163,912
    FNMA, 6.733%, 1/01/31 ...............................................           792,157      808,413
    FNMA, 6.734%, 5/01/29 ...............................................           145,396      148,491
    FNMA, 6.738%, 9/01/15 ...............................................           493,501      512,347
    FNMA, 6.74%, 1/01/26 ................................................           613,067      625,636
    FNMA, 6.747%, 9/01/32 ...............................................         1,573,528    1,602,975
    FNMA, 6.814%, 10/01/31 ..............................................           222,684      226,165
    FNMA, 6.819%, 12/01/20 ..............................................           301,328      306,890
    FNMA, 6.82%, 7/01/32 ................................................           123,542      124,206
    FNMA, 6.822%, 12/01/32 ..............................................           821,613      837,850
    FNMA, 6.826%, 11/01/18 ..............................................            98,224       99,724
    FNMA, 6.835%, 10/01/17 ..............................................           204,830      214,138
    FNMA, 6.853%, 7/01/24 ...............................................           439,464      455,962
    FNMA, 6.863%, 3/01/20 ...............................................           121,259      123,016
    FNMA, 6.867%, 3/01/21 ...............................................           102,458      103,672
    FNMA, 6.875%, 5/01/28 ...............................................           545,006      557,068


                             48 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                        PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------  ----------------  -----------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
(a) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
       (CONTINUED)
    FNMA, 6.941%, 7/01/26 ...............................................  $        863,389  $    878,951
    FNMA, 6.947%, 8/01/28 ...............................................         1,377,758     1,402,199
    FNMA, 6.958%, 12/01/17 ..............................................           145,318       148,600
    FNMA, 6.98%, 8/01/34 ................................................           175,285       179,631
    FNMA, 6.989%, 2/01/20 ...............................................           487,733       494,858
    FNMA, 7.023%, 11/01/17 ..............................................           457,179       463,654
    FNMA, 7.048%, 6/01/31 ...............................................           429,549       439,176
    FNMA, 7.052%, 11/01/36 ..............................................           569,028       574,801
    FNMA, 7.058%, 7/01/31 ...............................................            25,451        26,044
    FNMA, 7.113%, 6/01/28 ...............................................         2,146,137     2,236,666
    FNMA, 7.135%, 8/01/29 ...............................................           163,998       163,643
    FNMA, 7.155%, 6/01/31 - 11/01/31 ....................................           605,303       615,764
    FNMA, 7.17%, 9/01/31 ................................................           206,897       210,096
    FNMA, 7.175%, 6/01/17 ...............................................             5,159         5,252
    FNMA, 7.18%, 8/01/31 ................................................           193,921       194,149
    FNMA, 7.185%, 6/01/32 ...............................................            70,405        72,150
    FNMA, 7.215%, 5/01/31 ...............................................           116,364       118,391
    FNMA, 7.25%, 10/01/30 ...............................................           261,179       263,664
    FNMA, 7.262%, 9/01/32 ...............................................           545,088       552,406
    FNMA, 7.31%, 8/01/32 ................................................            58,702        59,606
    FNMA, 7.348%, 9/01/29 ...............................................           168,266       170,175
    FNMA, 7.379%, 9/01/29 ...............................................           278,544       283,690
    FNMA, 7.439%, 1/01/29 ...............................................           345,112       352,032
    FNMA, 7.598%, 9/01/25 ...............................................           455,090       462,124
    FNMA, 7.707%, 3/01/25 ...............................................           145,271       149,491
    FNMA, 7.72%, 5/01/19 ................................................           258,483       264,637
                                                                                             ------------
                                                                                              288,811,105
                                                                                             ------------
(a) GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 6.5%
    GNMA, 5.125%, 10/20/23 - 10/20/26 ...................................         8,174,942     8,218,862
    GNMA, 5.375%, 1/20/23 - 2/20/28 .....................................         8,754,742     8,907,009
    GNMA, 5.625%, 7/20/21 - 9/20/31 .....................................         7,462,757     7,528,300
    GNMA, 6.375%, 4/20/22 - 6/20/31 .....................................         3,806,795     3,854,974
                                                                                             ------------
                                                                                               28,509,145
                                                                                             ============
    TOTAL MORTGAGE-BACKED SECURITIES (COST $387,750,797) ................                     386,237,759
                                                                                             ============
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
       (COST $70,432) 0.0%(c)
    FINANCE 0.0%(c)
(a) Travelers Mortgage Services Inc., 1998-5A, A, FRN,
       6.687%, 12/25/18 .................................................            69,242        65,087
                                                                                             ============
    TOTAL LONG TERM INVESTMENTS (COST $387,821,229) .....................                     386,302,846
                                                                                             ============

                                                                                SHARES
                                                                           ----------------
    SHORT TERM INVESTMENTS 13.1%
    MONEY MARKET FUND (COST $22,053,759) 4.9%
(d) Franklin Institutional Fiduciary Trust Money Market Portfolio,
       2.29% ............................................................        22,053,759    22,053,759
                                                                                             ============


                             Semiannual Report | 49

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                        PRINCIPAL AMOUNT      VALUE
-------------------------------------------------------------------------  ----------------  ------------
    SHORT TERM INVESTMENTS (CONTINUED)
    REPURCHASE AGREEMENT (COST $36,028,966) 8.2%
(e) Joint Repurchase Agreement, 1.910%, 5/01/08 (Maturity Value
       $36,030,878) .....................................................  $     36,028,966  $ 36,028,966
       ABN AMRO Bank, NV, New York Branch (Maturity Value $3,303,671)
       Banc of America Securities LLC (Maturity Value $3,109,104)
       Barclays Capital Inc. (Maturity Value $3,109,104)
       BNP Paribas Securities Corp. (Maturity Value $3,109,104)
       Credit Suisse Securities (USA) LLC (Maturity Value $2,590,980)
       Deutsche Bank Securities Inc. (Maturity Value $3,109,104)
       Goldman, Sachs & Co. (Maturity Value $3,109,104)
       Greenwich Capital Markets Inc. (Maturity Value $3,497,878)
       Lehman Brothers Inc. (Maturity Value $2,477,483)
       Merrill Lynch Government Securities Inc. (Maturity Value
       $3,109,104) Morgan Stanley & Co. Inc. (Maturity Value $2,397,138)
       UBS Securities LLC (Maturity Value $3,109,104)
          Collateralized by U.S. Government Agency Securities,
             1.96% - 6.375%, 5/13/08 - 2/21/13;
             (f) U.S. Government Agency Discount Notes, 5/05/08 - 6/06/08
                 and U.S. Treasury Notes, 3.00% - 5.00%, 7/31/08 - 5/31/12
                                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $58,082,725) .....................                      58,082,725
                                                                                             ------------
    TOTAL INVESTMENTS (COST $445,903,954) 100.6% ........................                     444,385,571
    OTHER ASSETS, LESS LIABILITIES (0.6)% ...............................                      (2,878,780)
                                                                                             ============
    NET ASSETS 100.0% ...................................................                    $441,506,791
                                                                                             ============

See Selected Portfolio Abbreviations on page 98.

(a)  The coupon rate shown represents the rate at period end.

(b)  A portion or all of the security purchased on a TBA basis. See Note 1(d).

(c)  Rounds to less than 0.1% of net assets.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(e)  See Note 1(c) regarding joint repurchase agreement.

(f)  The security is traded on a discount basis with no stated coupon rate.


50 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                 APRIL 30, 2008  ------------------------------------------------------------------
CLASS A                                            (UNAUDITED)        2007           2006           2005          2004       2003
----------------------------------------------- ---------------- -------------- -------------- -------------- ------------ --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $     9.81     $    10.06     $    10.11     $    10.13     $  10.03     $   9.69
                                                  ----------     ----------     ----------     ----------     --------     --------
Income from investment operations(a):
   Net investment income ......................        0.269          0.645          0.599          0.416        0.281        0.388
   Net realized and unrealized gains
      (losses) ................................       (0.431)        (0.249)        (0.048)        (0.018)       0.102        0.341
                                                  ----------     ----------     ----------     ----------     --------     --------
Total from investment operations ..............       (0.162)         0.396          0.551          0.398        0.383        0.729
                                                  ----------     ----------     ----------     ----------     --------     --------
Less distributions from net investment
   income .....................................       (0.268)        (0.646)        (0.601)        (0.418)      (0.283)      (0.389)
                                                  ==========     ==========     ==========     ==========     ========     ========
Redemption fees ...............................           --(d)          --(d)          --(d)          --(d)        --(d)        --
                                                  ==========     ==========     ==========     ==========     ========     ========
Net asset value, end of period ................   $     9.38     $     9.81     $    10.06     $    10.11     $  10.13     $  10.03
                                                  ==========     ==========     ==========     ==========     ========     ========
Total return(b) ...............................        (1.62)%         4.02%          5.59%          4.00%        3.87%        7.65%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses ......................................         0.94%(e)       0.89%(e)       0.87%(e)       0.89%(e)     0.94%(e)     1.05%
Net investment income .........................         5.85%          6.44%          5.94%          4.26%        2.71%        3.83%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $1,049,337     $1,375,871     $1,742,514     $1,890,591     $615,002     $127,660
Portfolio turnover rate .......................        11.52%         69.25%         74.56%         77.13%       50.52%       85.54%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d)  Amount rounds to less than $0.001 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.




    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 51

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2008   ----------------------------------------------------------------
CLASS B                                             (UNAUDITED)        2007          2006          2005          2004        2003
-----------------------------------------------  ----------------  ------------  ------------  ------------  ------------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $  9.80        $ 10.06       $ 10.10       $ 10.12       $ 10.02      $  9.68
                                                     -------        -------       -------       --------      -------      -------
Income from investment operations(a):
   Net investment income ......................        0.229          0.567         0.524         0.339         0.207        0.328
   Net realized and unrealized gains
      (losses) ................................       (0.426)        (0.254)       (0.037        (0.015)        0.105        0.333
                                                     -------        -------       -------       --------      -------      -------
Total from investment operations ..............       (0.197)         0.313         0.487         0.324         0.312        0.661
                                                     -------        -------       -------       --------      -------      -------
Less distributions from net investment
   income .....................................       (0.233)        (0.573)       (0.527        (0.344)       (0.212)      (0.321)
                                                     =======        =======       =======       ========      =======      =======
Redemption fees ...............................           --(d)          --(d)         --(d)         --(d)         --(d)        --
                                                     =======        =======       =======       ========      =======      =======
Net asset value, end of period ................      $  9.37        $  9.80       $ 10.06       $ 10.10       $ 10.12      $ 10.02
                                                     =======        =======       =======       ========      =======      =======
Total return(b) ...............................        (1.98)%         3.17%         4.93%         3.25%         3.14%        6.92%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses ......................................         1.67%(e)       1.61%(e)      1.60%(e)      1.62%(e)      1.68%(e)     1.74%
Net investment income .........................         5.12%          5.72%         5.21%         3.53%         1.97%        3.14%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $26,927        $39,548       $ 60,97       $ 65,687      $69,331      $28,637
Portfolio turnover rate .......................        11.52%         69.25%        74.56%        77.13%        50.52%       85.54%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d)  Amount rounds to less than $0.001 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


52 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2008   ----------------------------------------------------------------
CLASS C                                             (UNAUDITED)      2007          2006          2005          2004          2003
-----------------------------------------------  ----------------  --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $   9.81        $  10.07      $  10.11      $  10.13      $  10.03      $  9.69
                                                   --------        --------      --------      --------      --------      -------
Income from investment operations(a):
   Net investment income ......................       0.250           0.605         0.561         0.373         0.239        0.351
   Net realized and unrealized gains
      (losses) ................................      (0.430)         (0.259)       (0.039)       (0.015)        0.102        0.337
                                                   --------        --------      --------      --------      --------      -------
Total from investment operations ..............      (0.180)          0.346         0.522         0.358         0.341        0.688
                                                   --------        --------      --------      --------      --------      -------
Less distributions from net investment
   income .....................................      (0.250)         (0.606)       (0.562)       (0.378)       (0.241)      (0.348)
                                                   ========        ========      ========      ========      ========      =======
Redemption fees ...............................          --(d)           --(d)         --(d)         --(d)         --(d)        --
                                                   ========        ========      ========      ========      ========      =======
Net asset value, end of period ................    $   9.38        $   9.81      $  10.07      $  10.11      $  10.13      $ 10.03
                                                   ========        ========      ========      ========      ========      =======
Total return(b) ...............................       (1.81)%          3.50%         5.29%         3.59%         3.44%        7.21%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses ......................................        1.33%(e)        1.29%(e)      1.26%(e)      1.29%(e)      1.34%(e)     1.46%
Net investment income .........................        5.46%           6.04%         5.55%         3.86%         2.31%        3.42%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $271,124        $382,911      $380,599      $331,218      $270,104      $95,802
Portfolio turnover rate .......................       11.52%          69.25%        74.56%        77.13%        50.52%       85.54%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d)  Amount rounds to less than $0.001 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 53

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                 SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2008   ----------------------------------------------------------------
ADVISOR CLASS                                       (UNAUDITED)      2007          2006          2005          2004          2003
-----------------------------------------------  ----------------  --------      -------       --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  9.81         $ 10.08       $ 10.12       $ 10.13       $ 10.04      $  9.70
                                                    -------         -------       -------       -------       -------      -------
Income from investment operations(a):
   Net investment income ......................       0.280           0.671         0.630         0.438         0.307        0.411
   Net realized and unrealized gains
      (losses) ................................      (0.430)         (0.269)       (0.043)       (0.004)        0.092        0.343
                                                    -------         -------       -------       -------       -------      -------
Total from investment operations ..............      (0.150)          0.402         0.587         0.434         0.399        0.754
                                                    -------         -------       -------       -------       -------      -------
Less distributions from net investment
   income .....................................      (0.280)         (0.672)       (0.627)       (0.444)       (0.309)      (0.414)
                                                    -------         -------       -------       -------       -------      -------
Redemption fees ...............................          --(d)           --(d)         --(d)         --(d)         --(d)        --
                                                    -------         -------       -------       -------       -------      -------
Net asset value, end of period ................     $  9.38         $  9.81       $ 10.08       $ 10.12       $ 10.13      $ 10.04
                                                    =======         =======       =======       =======       =======      =======
Total return(b) ...............................       (1.50)%          4.08%         5.96%         4.37%         4.03%        7.92%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses ......................................        0.69%(e)        0.64%(e)      0.62%(e)      0.64%(e)      0.69%(e)     0.80%
Net investment income .........................        6.10%           6.69%         6.19%         4.51%         2.96%        4.08%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $90,923         $85,416       $94,185       $38,822       $37,810      $ 7,602
Portfolio turnover rate .......................       11.52%          69.25%        74.56%        77.13%        50.52%       85.54%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Total return is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d)  Amount rounds to less than $0.001 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.


54 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS 89.0%
(b, c) SENIOR FLOATING RATE INTERESTS 89.0%
       AEROSPACE & DEFENSE 2.5%
       BE Aerospace Inc., Term Loan B, 4.75% - 6.47%, 8/24/12 ................   United States  $         5,183,333  $    5,180,094
       Dyncorp International LLC, Term Loan B, 4.625%, 2/11/11 ...............   United States            4,969,927       4,777,343
       Hawker Beechcraft Inc.,
          Synthetic L/C, 4.696%, 3/26/14 .....................................   United States              212,396         203,037
          Term Loan B, 4.696%, 3/26/14 .......................................   United States            3,644,708       3,484,115
       ILC Industries Inc., Term Loan B, 4.921%, 2/24/12 .....................   United States            2,509,306       2,408,934
       Spirit Aerosystems Inc. (Onex Wind Finance LP), Term Loan B, 4.568%,
          12/31/11 ...........................................................   United States            6,051,431       5,979,570
       TransDigm Inc., Term Loan B, 4.655%, 6/23/13 ..........................   United States           10,715,000      10,246,219
       Vought Aircraft Industries Inc.,
          Term Loan B, 5.12%, 12/22/11 .......................................   United States            3,444,036       3,253,178
          L/C Term Loan, 5.768%, 12/22/10 ....................................   United States            1,000,000         922,170
                                                                                                                     --------------
                                                                                                                         36,454,660
                                                                                                                     --------------
       APPAREL, ACCESSORIES & LUXURY GOODS 0.6%
       Warnaco Inc., Term Loan, 4.079% - 6.62%, 1/31/13 ......................   United States            1,520,077       1,428,873
       The William Carter Co., Term Loan B, 4.384% - 4.399%, 7/14/12 .........   United States            7,017,457       6,701,671
                                                                                                                     --------------
                                                                                                                          8,130,544
                                                                                                                     --------------
       APPLICATION SOFTWARE 0.9%
       CCC Information Services Group Inc., Term Loan B, 4.91%, 2/10/13 ......   United States            2,417,999       2,345,459
       Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien Term
          Loan, 4.886%, 10/26/12 .............................................   United States           10,574,758      10,125,331
                                                                                                                     --------------
                                                                                                                         12,470,790
                                                                                                                     --------------
       ASSET MANAGEMENT & CUSTODY BANKS 0.4%
       Nuveen Investments Inc., Term Loan B, 5.863% - 5.886%, 11/13/14 .......   United States            6,000,000       5,730,936
                                                                                                                     --------------
       AUTO PARTS & EQUIPMENT 3.1%
       Affinia Group Inc., Term Loan B, 5.899%, 11/30/11 .....................   United States            9,339,369       8,312,039
       Cooper Standard Automotive Inc.,
          Term Loan B, 5.25%, 12/23/11 .......................................       Canada               2,603,213       2,512,100
          Term Loan C, 5.25%, 12/23/11 .......................................   United States            6,809,356       6,571,029
       Dayco Products LLC (Mark IV), Replacement Term Loan, 7.08% - 8.26%,
          6/23/11 ............................................................   United States            7,976,553       6,311,448
   (d) Key Safety Systems Inc., Term Loan B, 7.25%, 3/10/14 ..................   United States           12,071,166       9,958,712
       Tenneco Inc., Synthetic L/C, 4.224%, 3/16/14 ..........................   United States            6,463,122       5,881,441
       TRW Automotive Inc., Tranche B-1 Term Loan, 4.25% - 4.688%,
          2/09/14 ............................................................   United States            2,838,769       2,755,971
       United Components Inc., Term Loan D, 4.72% - 5.10%, 6/29/12 ...........   United States            3,377,245       3,172,516
                                                                                                                     --------------
                                                                                                                         45,475,256
                                                                                                                     --------------
       BROADCASTING & CABLE TV 12.0%
       Charter Communications Operating LLC,
          Specified Incremental Term Loan B, 8.50%, 3/06/14 ..................   United States            2,500,000       2,500,000
          Term Loan, 4.89% - 4.90%, 3/06/14 ..................................   United States            9,766,643       8,651,614
       Citadel Broadcasting Corp., Term Loan B, 4.305% - 4.495%, 6/12/14 .....   United States           17,882,075      15,423,290
       CSC Holdings Inc. (Cablevision), Incremental Term Loan, 4.477%,
          3/29/13 ............................................................   United States           17,551,169      16,947,847


                             Semiannual Report | 55

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       BROADCASTING & CABLE TV (CONTINUED)
       DIRECTV Holdings LLC, Term Loan B, 4.381%, 4/13/13 ....................   United States  $         2,503,357  $    2,469,980
       Discovery Communications Inc., Term Loan B, 4.696%, 5/14/14 ...........   United States            8,138,500       7,901,979
       Entravision Communications Corp., Term Loan B, 4.20%, 3/29/13 .........   United States           16,512,667      14,737,555
       Gray Television Inc., Term Loan B, 4.19%, 12/31/14 ....................   United States            6,284,250       5,483,008
       Insight Midwest Holdings, Term Loan B, 4.69%, 4/02/14 .................   United States           12,487,500      11,905,495
       Intelsat Corp. (Panamsat),
          Tranche B-2-A, 5.184%, 1/03/14 .....................................   United States            4,548,051       4,322,072
          Tranche B-2-B, 5.184%, 1/03/14 .....................................   United States            4,546,684       4,320,773
          Tranche B-2-C, 5.184%, 1/03/14 .....................................   United States            4,546,684       4,320,773
       Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 5.184%, 6/30/13 ....   United States            4,236,004       4,058,092
       LBI Media Inc., Term Loan B, 4.204%, 3/31/12 ..........................   United States              980,000         867,937
       MCC Iowa,
          Term Loan D-1, 4.46% - 4.65%, 1/31/15 ..............................   United States            9,187,862       8,383,924
          Term Loan D-2 (Delayed Draw), 4.46% - 4.65%, 1/31/15 ...............   United States            2,489,734       2,271,883
       Mediacom LLC, Term Loan C, 4.46% - 4.65%, 1/31/15 .....................   United States            5,049,744       4,607,891
       Mission Broadcasting Inc., Term Loan B, 4.446%, 10/01/12 ..............   United States            3,871,192       3,561,497
       NEP II Inc., Term Loan B, 7.108%, 2/18/14 .............................   United States            1,887,162       1,713,387
       Nexstar Broadcasting Inc., Term Loan B, 4.649%, 10/01/12 ..............   United States            3,664,795       3,371,611
       Spanish Broadcasting System Inc., Term Loan B, 4.45%, 6/11/12 .........   United States            4,559,000       3,852,355
       Univision Communications Inc., Initial Term Loan, 6.25%, 9/29/14 ......   United States           23,500,000      19,850,168
       UPC Financing Partnership, Term Loan N, 4.459%, 12/31/14 ..............    Netherlands            15,100,000      14,236,476
       Virgin Media Dover LLC (NTL Dover LLC), Tranche B4, 4.937%, 9/03/12 ...   United States            7,953,108       7,323,484
                                                                                                                     --------------
                                                                                                                        173,083,091
                                                                                                                     --------------
       BUILDING PRODUCTS 1.2%
       Goodman Global Holdings Co. Inc., Term Loan B, 7.50%, 2/13/14 .........   United States            3,500,000       3,472,658
       NCI Building Systems Inc., Term Loan B, 4.30% - 4.40%, 6/18/10 ........   United States            5,176,516       4,982,397
       Nortek Inc., Term Loan, 5.15% - 6.50%, 8/27/11 ........................   United States            8,676,753       7,852,461
       Stile Acquisition Corp. (Masonite), Canadian Term Loan, 4.63% - 4.92%,
          4/05/13 ............................................................       Canada                 651,474         590,353
       Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan, 4.63% - 4.92%,
          4/05/13 ............................................................   United States              652,584         591,359
                                                                                                                     --------------
                                                                                                                         17,489,228
                                                                                                                     --------------
       CASINOS & GAMING 2.6%
       Ameristar Casinos Inc., Term Loan B, 5.017%, 11/10/12 .................   United States            5,352,446       5,178,492
       CCM Merger Inc. (MotorCity Casino), Term Loan B, 4.671% - 5.08%,
          7/13/12 ............................................................   United States            2,648,723       2,489,799
       Greektown Holdings LLC,
          Term Loan B Add-On, 5.50%, 12/03/12 ................................   United States              841,117         733,875
          Term Loan B, 5.438%, 12/03/12 ......................................   United States            4,680,405       4,083,653
       Green Valley Ranch Gaming LLC, Term Loan B, 4.671% - 5.085%, 2/16/14 ..   United States            5,639,050       4,539,435
       Las Vegas Sands LLC, Term Loan B, 4.45%, 5/23/14 ......................   United States            6,114,127       5,629,858
       Penn National Gaming Inc.,
          Term Loan A, 4.36% - 6.35%, 10/03/11 ...............................   United States            2,281,395       2,208,201
          Term Loan B, 6.00%, 10/03/12 .......................................   United States            4,560,742       4,421,384


                             56 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       CASINOS & GAMING (CONTINUED)
       VML U.S. Finance LLC (Venetian Macau),
          Delay Draw, 4.95%, 5/25/12 .........................................       Macau      $         4,120,076  $    3,937,507
          New Project Term Loans, 4.95%, 5/25/13 .............................       Macau                  900,000         860,119
          Term Loan B, 4.95%, 5/24/13 ........................................       Macau                3,279,924       3,134,584
                                                                                                                     --------------
                                                                                                                         37,216,907
                                                                                                                     --------------
       COAL & CONSUMABLE FUELS 0.2%
          Alpha Natural Resources LLC, Term Loan B, 4.421%, 10/26/12 .........   United States            2,664,489       2,604,538
                                                                                                                     --------------
       COMMERCIAL PRINTING 0.2%
       Cenveo Corp.,
          Delayed Draw Term Loan, 4.349%, 6/21/13 ............................   United States               24,604          22,974
          Term Loan C, 4.349%, 6/21/13 .......................................   United States            2,486,306       2,321,589
                                                                                                                     --------------
                                                                                                                          2,344,563
                                                                                                                     --------------
       COMMUNICATIONS EQUIPMENT 0.5%
       CommScope Inc., Term Loan B, 5.171% - 5.196%, 12/27/14 ................   United States            7,259,398       6,941,799
                                                                                                                     --------------
       CONSTRUCTION & ENGINEERING 0.3%
       CONTECH Construction Products Inc., Term Loan B, 4.75% - 4.87%,
          1/31/13 ............................................................   United States            5,482,836       4,763,214
                                                                                                                     --------------
       CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 1.6%
       Bucyrus International Inc., Tranche B Dollar Term Loan, 4.195% -
          6.413%, 5/04/14 ....................................................   United States            3,668,519       3,613,491
       Oshkosh Truck Corp.,
          Term Loan A, 4.51%, 12/06/11 .......................................   United States            2,187,500       2,023,438
          Term Loan B, 4.76%, 12/06/13 .......................................   United States           17,765,245      17,059,574
                                                                                                                     --------------
                                                                                                                         22,696,503
                                                                                                                     --------------
       CONSTRUCTION MATERIALS 0.2%
       Headwaters Inc., Term Loan B, 4.90%, 4/30/11 ..........................   United States            3,383,362       3,216,630
                                                                                                                     --------------
       CONSUMER ELECTRONICS 0.2%
       DEI Sales Inc., Term Loan B, 6.73%, 9/22/13 ...........................   United States            4,246,343       3,322,763
                                                                                                                     --------------
       DATA PROCESSING & OUTSOURCED SERVICES 3.3%
       Affiliated Computer Services Inc.,
          Additional Term Loan, 4.727% - 4.863%, 3/20/13 .....................   United States            5,437,567       5,255,322
          Term Loan B, 4.886%, 3/20/13 .......................................   United States            2,339,036       2,260,641
       Emdeon Business Services LLC, First Lien Term Loan, 4.70%, 11/16/13 ...   United States            4,901,359       4,628,721
       First Data Corp.,
          Term Loan B-1, 5.349% - 5.645%, 9/24/14 ............................   United States            4,311,403       4,066,731
          Term Loan B-2, 5.349% - 5.446%, 9/24/14 ............................   United States              674,828         635,834
          Term Loan B-3, 5.349% - 5.446%, 9/24/14 ............................   United States            2,874,269       2,702,353
       infoUSA Inc.,
          2007 Term Loan, 4.70%, 2/10/12 .....................................   United States            2,962,500       2,844,000
          Term Loan B, 4.70%, 2/10/12 ........................................   United States            4,597,128       4,413,242


                             Semiannual Report | 57

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       DATA PROCESSING & OUTSOURCED SERVICES (CONTINUED)
       Metavante Corp., Term Loan B, 4.989%, 11/01/14 ........................   United States  $         6,800,000  $    6,431,664
       SunGard Data Systems Inc., New U.S. Term Loan, 4.878%, 2/28/14 ........   United States           14,287,256      13,568,021
                                                                                                                     --------------
                                                                                                                         46,806,529
                                                                                                                     --------------
       DISTILLERS & VINTNERS 0.2%
       Constellation Brands Inc., Term Loan B, 4.188% - 6.438%, 6/05/13 ......   United States            3,350,000       3,275,225
                                                                                                                     --------------
       DIVERSIFIED CHEMICALS 2.3%
       Celanese U.S. Holdings LLC, Dollar Term Loan, 4.188%, 4/02/14 .........   United States           11,476,556      11,110,741
       Huntsman International LLC, Term Loan B, 4.636%, 4/19/14 ..............   United States            5,586,647       5,421,668
       Ineos U.S. Finance LLC,
          Term Loan B2, 6.25%, 12/16/13 ......................................   United States            4,028,000       3,767,441
          Term Loan C2, 6.75%, 12/23/14 ......................................   United States            4,028,000       3,767,441
       Invista Canada Co., Term Loan B2, 4.196%, 4/29/11 .....................       Canada               3,200,897       3,078,197
       Invista SARL, Term Loan B1, 4.196%, 4/29/11 ...........................     Luxembourg             6,076,884       5,843,938
                                                                                                                     --------------
                                                                                                                         32,989,426
                                                                                                                     --------------
       DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES 4.6%
       Acosta Inc., Term Loan B, 5.12%, 7/26/13 ..............................   United States              996,541         950,450
       Affinion Group Inc., Term Loan B, 5.395% - 5.57%, 10/17/12 ............   United States            9,695,901       9,162,627
       ARAMARK Corp.,
          Synthetic L/C, 5.198%, 1/26/14 .....................................   United States              721,631         693,036
          Term Loan B, 4.571%, 1/26/14 .......................................   United States           11,291,313      10,843,895
       Audatex North America Inc., Domestic Term Loan C, 4.875%, 5/16/14 .....   United States            2,034,123       1,886,690
       Language Lines Inc., Term Loan B, 5.95%, 6/11/11 ......................   United States            3,979,379       3,690,874
       Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 5.346%, 8/09/13 .....   United States           17,899,129      16,974,335
       Protection One Inc., Term Loan C, 5.12% - 5.34%, 3/31/12 ..............   United States            1,554,265       1,344,439
       TDS Investor Corp. (Travelport),
          Delayed Draw Term Loan, 5.113%, 8/23/13 ............................   United States            7,146,698       6,605,336
          Synthetic L/C, 4.946%, 8/23/13 .....................................   United States              420,113         388,289
          Term Loan B, 5.113%, 8/23/13 .......................................   United States            1,986,512       1,836,034
       West Corp.,
   (d) Add-on Term Loan, 9.00%, 10/24/13 .....................................   United States            1,000,000         992,980
          Term Loan B-2, 5.238% - 5.465%, 10/24/13 ...........................   United States           12,703,804      11,644,269
                                                                                                                     --------------
                                                                                                                         67,013,254
                                                                                                                     --------------
       DIVERSIFIED METALS & MINING 0.4%
       Thompson Creek Metals Co., First Lien Term Loan, 7.48%, 10/26/12 ......   United States            6,089,375       6,028,481
                                                                                                                     --------------
       EDUCATION SERVICES 0.8%
       Education Management LLC, Term Loan C, 4.50%, 6/01/13 .................   United States           10,253,997       9,170,918
       Laureate Education Inc., Closing Date Term Loan, 5.966%, 8/17/14 ......   United States            2,640,049       2,444,685
                                                                                                                     --------------
                                                                                                                         11,615,603
                                                                                                                     --------------
       ELECTRICAL COMPONENTS & EQUIPMENT 0.7%
       Baldor Electric Co., Term Loan B, 4.688%, 1/31/14 .....................   United States            1,494,193       1,444,387
       EnerSys Capital Inc., New 2007 Term Loans, 4.349% - 4.878%, 3/17/11 ...   United States            6,073,553       5,701,547
       H3C Holdings Ltd., Term Loan B, 5.632%, 9/28/12 .......................  Cayman Islands            3,620,076       3,095,165
                                                                                                                     --------------
                                                                                                                         10,241,099
                                                                                                                     --------------


                             58 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       ELECTRONIC EQUIPMENT MANUFACTURERS 0.6%
       Sensus Metering Systems Inc.,
          Term Loan B1, 4.818% - 6.901%, 12/17/10 ............................   United States  $         7,722,577  $    6,950,319
          Term Loan B2, 6.718% - 6.901%, 12/17/10 ............................     Luxembourg               532,715         479,443
                                                                                                                     --------------
                                                                                                                          7,429,762
                                                                                                                     --------------
       ELECTRONIC MANUFACTURING SERVICES 0.7%
       FCI USA,
          Term Loan B1, 6.849%, 11/01/13 .....................................   United States            2,650,000       2,404,875
          Term Loan C1, 6.849%, 11/03/14 .....................................   United States            2,650,000       2,427,400
       Flextronics International USA Inc.,
          Term Loan A, 4.934% - 4.963%, 10/01/14 .............................   United States            3,782,376       3,520,760
          Term Loan A-1, 4.963%, 10/01/14 ....................................   United States            1,086,890       1,011,713
                                                                                                                     --------------
                                                                                                                          9,364,748
                                                                                                                     --------------
       ENVIRONMENTAL & FACILITIES SERVICES 1.6%
       Allied Waste North America Inc.,
          Credit Link, 5.50%, 3/28/14 ........................................   United States            3,514,028       3,400,620
          Term Loan B, 4.08% - 4.59%, 3/28/14 ................................   United States            5,844,686       5,656,060
       Duratek Inc. (EnergySolutions), Term Loan B, 7.099%, 6/07/13 ..........   United States            2,017,937       1,885,762
       EnergySolutions LLC,
          Synthetic L/C (Add-On), 5.05%, 6/07/13 .............................   United States            1,830,189       1,761,557
          Synthetic L/C, 5.05%, 6/07/13 ......................................   United States              269,683         259,570
          Term Loan B, 7.099%, 6/07/13 .......................................   United States            4,206,005       4,048,280
       EnviroSolutions Inc., Term Loan B, 8.25%, 7/07/12 .....................   United States            3,661,764       3,130,808
       Safety-Kleen Systems Inc.,
          Synthetic L/C, 2.75%, 8/02/13 ......................................   United States              528,814         518,237
          Term Loan B, 5.25%, 8/02/13 ........................................   United States            1,996,712       1,956,778
                                                                                                                     --------------
                                                                                                                         22,617,672
                                                                                                                     --------------
       FOOD RETAIL 0.2%
       Pantry Inc.,
          (e) Delayed Draw Term Loan, 4.62%, 5/14/14 .........................   United States              227,041         192,418
          Term Loan B, 4.62%, 5/14/14 ........................................   United States            2,628,950       2,228,035
                                                                                                                     --------------
                                                                                                                          2,420,453
                                                                                                                     --------------
       GENERAL MERCHANDISE STORES 0.2%
       Dollar General Corp., Tranche B-1 Term Loan, 5.649%, 7/07/14 ..........   United States            2,800,000       2,618,437
                                                                                                                     --------------
       HEALTH CARE EQUIPMENT 0.6%
       Carestream Health Inc., Term Loan, 4.696% - 4.899%, 4/30/13 ...........   United States              901,918         768,885
       DJO Finance LLC, Term Loan B, 5.696%, 5/20/14 .........................   United States            8,728,125       8,520,832
                                                                                                                     --------------
                                                                                                                          9,289,717
                                                                                                                     --------------
       HEALTH CARE FACILITIES 5.5%
       Community Health Systems Inc., Term Loan, 5.335%, 7/25/14 .............   United States           21,408,369      20,539,682
       HCA Inc., Term Loan B-1, 4.946%, 11/18/13 .............................   United States           19,891,338      18,922,590
       Health Management Associates Inc., Term Loan B, 4.446%, 2/28/14 .......   United States            6,092,655       5,637,881
       HealthSouth Corp., Term Loan B, 5.23% - 5.37%, 3/10/13 ................   United States            4,281,773       4,074,377


                             Semiannual Report | 59

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       HEALTH CARE FACILITIES (CONTINUED)
       Iasis Healthcare LLC,
          Delayed Draw Term Loan, 4.863%, 3/14/14 ............................   United States  $         2,933,227  $    2,811,009
          Initial Term Loan, 4.881%, 3/14/14 .................................   United States            8,498,733       8,144,616
          Synthetic L/C, 2.609%, 3/14/14 .....................................   United States              782,194         749,602
       LifePoint Hospitals Inc., Term Loan B, 4.71%, 4/15/12 .................   United States            2,806,042       2,700,815
       Psychiatric Solutions Inc., Second Additional Term Loan, 4.45% -
          4.613%, 7/01/12 ....................................................   United States            2,881,635       2,773,574
       United Surgical Partners International Inc.,
          (e) Delayed Draw Term Loan, 4.62% - 6.791%, 4/19/14 ................   United States              342,361         314,972
              Term Loan B, 5.49%, 4/19/14 ....................................   United States            2,252,998       2,072,758
       Vanguard Health Holding Co. II LLC, Replacement Term Loan, 5.134%,
          9/23/11 ............................................................   United States           11,136,471      10,755,972
                                                                                                                     --------------
                                                                                                                         79,497,848
                                                                                                                     --------------
       HEALTH CARE SERVICES 2.0%
       AMR Holdco/EmCare Holdco, Term Loan B, 4.80% - 5.00%, 2/10/12 .........   United States            2,327,454       2,211,081
       DaVita Inc., Term Loan B-1, 4.20% - 4.60%, 10/05/12 ...................   United States           16,774,532      16,094,023
       Fresenius Medical Care Holdings Inc., Term Loan B, 3.954% - 6.205%,
          3/31/13 ............................................................   United States            6,616,964       6,411,216
       U.S. Oncology Inc., Term Loan B, 5.446% - 5.649%, 8/20/11 .............   United States            2,575,385       2,504,562
       VICAR Operating Inc., Incremental Term Loan, 4.375%, 5/16/11 ..........   United States            1,485,000       1,447,875
                                                                                                                     --------------
                                                                                                                         28,668,757
                                                                                                                     --------------
       HEALTH CARE SUPPLIES 0.4%
       Bausch and Lomb Inc.,
          (e) Delayed Draw Term Loan, 5.946%, 4/28/15 ........................   United States              600,000         593,406
              Parent Term Loan B, 5.946%, 4/28/15 ............................   United States            4,788,000       4,735,380
                                                                                                                     --------------
                                                                                                                          5,328,786
                                                                                                                     --------------
       HOME FURNISHINGS 0.7%
       National Bedding Co. LLC, Term Loan, 4.70% - 4.80%, 2/28/13 ...........   United States            4,529,168       3,645,980
   (e) Sealy Mattress Co., Revolver, 4.454% - 7.75%, 4/14/11 .................   United States              962,500         875,875
       Simmons Bedding Company, Term Loan D, 4.875% - 7.25%, 12/19/11 ........   United States            6,400,910       5,760,819
                                                                                                                     --------------
                                                                                                                         10,282,674
                                                                                                                     --------------
       HOUSEHOLD PRODUCTS 0.4%
       Central Garden & Pet Co., Term Loan B, 4.30% - 4.37%, 9/30/12 .........   United States            3,856,917       3,390,875
       Prestige Brands Inc., Term Loan B, 5.163% - 6.968%, 4/06/11 ...........   United States            2,465,496       2,385,367
                                                                                                                     --------------
                                                                                                                          5,776,242
                                                                                                                     --------------
       HOUSEWARES & SPECIALTIES 1.0%
       Jarden Corp.,
          Term Loan B1, 4.446%, 1/24/12 ......................................   United States              608,373         580,025
          Term Loan B2, 4.446%, 1/24/12 ......................................   United States            8,821,163       8,410,123
       Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 6.718%,
          12/21/11 ...........................................................   United States            6,011,589       5,791,162
                                                                                                                     --------------
                                                                                                                         14,781,310
                                                                                                                     --------------


                             60 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       HUMAN RESOURCE & EMPLOYMENT SERVICES 0.1%
       Allied Security Holdings LLC, Term Loan D, 5.87%, 6/30/10 .............   United States  $         1,881,103  $    1,758,831
                                                                                                                     --------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.3%
       Dynegy Holdings Inc.,
          Term L/C Facility, 4.363%, 4/02/13 .................................   United States            9,211,240       8,696,949
          Term Loan B, 4.363%, 4/02/13 .......................................   United States              884,317         834,943
       NRG Energy Inc.,
          Credit Link, 6.48%, 2/01/13 ........................................   United States            6,477,368       6,228,799
          Term Loan, 6.58%, 2/01/13 ..........................................   United States           14,029,509      13,491,126
       Texas Competitive Electric Holdings Co. LLC,
          Term Loan B-2, 6.478% - 6.596%, 10/10/14 ...........................   United States           14,922,506      14,316,279
          Term Loan B-3, 6.478% - 6.596%, 10/10/14 ...........................   United States            3,980,000       3,815,578
                                                                                                                     --------------
                                                                                                                         47,383,674
                                                                                                                     --------------
       INDUSTRIAL CONGLOMERATES 0.6%
       GPS CCMP Merger Corp. (Generac), Term Loan B, 5.184%, 11/12/13 ........   United States            4,625,966       3,751,659
       TriMas Co. LLC,
          Term Loan B, 5.146% - 5.157%, 8/02/13 ..............................   United States            4,710,437       4,357,154
          Tranche B-1 L/C, 7.086%, 8/02/13 ...................................   United States            1,103,578       1,020,809
                                                                                                                     --------------
                                                                                                                          9,129,622
                                                                                                                     --------------
       INDUSTRIAL MACHINERY 1.7%
       CI Acquisition Inc. (Chart Industries), Term Loan B, 4.75% - 6.875%,
          10/17/12 ...........................................................   United States            1,735,586       1,692,197
       Colfax Corp., Term Loan B, 5.00%, 12/19/11 ............................   United States            8,038,329       7,877,562
       Husky Injection Molding Systems Ltd. (Ontario Inc.), Term Loan, 5.946%,
          12/14/12 ...........................................................      Canada                3,291,750       3,279,406
       Mueller Water Products Inc., Term Loan B, 4.45% - 4.649%, 5/26/14 .....   United States            5,515,348       5,149,956
       RBS Global Inc. (Rexnord Corp.),
          Term Loan, 5.099% - 5.318%, 7/22/13 ................................   United States            5,606,557       5,256,148
          Incremental Tranche B-2, 4.978%, 7/22/13 ...........................   United States            1,871,158       1,754,211
                                                                                                                     --------------
                                                                                                                         25,009,480
                                                                                                                     --------------
       INTEGRATED TELECOMMUNICATION SERVICES 3.2%
       Alaska Communications Systems Holdings Inc., Term Loan, 4.446%,
          2/01/12 ............................................................   United States            2,993,001       2,840,145
       GCI Holdings Inc., Add-On Term Loan, 8.25%, 8/31/12 ...................   United States            6,150,000       6,033,581
       Iowa Telecommunications Services Inc., Term Loan B, 4.43% - 4.54%,
          11/23/11 ...........................................................   United States            3,750,000       3,660,938
       NTELOS Inc., Term Loan B-1, 5.12% - 5.27%, 8/24/11 ....................   United States            7,142,179       6,994,871
   (d) Wind Telecomunicazioni SpA,
          Term Loan B-2, 6.875%, 9/30/13 .....................................       Italy                7,150,000       6,973,688
          Term Loan C-2, 7.375%, 9/30/14 .....................................       Italy                7,150,000       7,032,811
   (d) Windstream Corp., Tranche B-1, 5.50%, 7/17/13 .........................   United States           11,871,005      11,610,270
   (f) Winstar Communications Inc., DIP, 8.00%, 2/20/49 ......................   United States              837,576       1,291,961
                                                                                                                     --------------
                                                                                                                         46,438,265
                                                                                                                     --------------


                             Semiannual Report | 61

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       INVESTMENT BANKING & BROKERAGE 0.3%
       TD Ameritrade Holding Corp., Term Loan B, 4.37%, 12/31/12 .............   United States  $         4,702,660  $    4,602,310
                                                                                                                     --------------
       IT CONSULTING & OTHER SERVICES 0.5%
       Acxiom Corp., Term Loan B, 4.468% - 6.599%, 9/14/12 ...................   United States            5,195,167       5,071,782
       CACI International Inc., Term Loan B-2, 4.22% - 4.49%, 5/03/11 ........   United States            2,086,393       2,055,097
                                                                                                                     --------------
                                                                                                                          7,126,879
                                                                                                                     --------------
       LEISURE FACILITIES 0.3%
       24 Hour Fitness Worldwide Inc., Term Loan B, 5.20% - 7.22%, 6/08/12 ...   United States            3,920,000       3,508,400
       AMF Bowling Worldwide Inc., Term Loan B, 5.196% - 5.49%, 6/08/13 ......   United States              866,706         693,365
                                                                                                                     --------------
                                                                                                                          4,201,765
                                                                                                                     --------------
       LEISURE PRODUCTS 0.1%
       PlayPower Inc., Term Loan B, 5.45%, 6/30/12 ...........................   United States            1,259,055       1,199,250
                                                                                                                     --------------
       LIFE & HEALTH INSURANCE 0.6%
       Conseco Inc., Term Loan, 4.863%, 10/10/13 .............................   United States           11,162,940       8,558,258
                                                                                                                     --------------
       MOVIES & ENTERTAINMENT 2.4%
       Cinemark USA Inc., Term Loan, 4.46% - 4.82%, 10/05/13 .................   United States            7,901,892       7,553,094
       National CineMedia LLC, Term Loan, 4.62%, 2/13/15 .....................   United States            2,513,360       2,342,811
       Regal Cinemas Corp., Term Loan, 4.196%, 10/27/13 ......................   United States           20,592,648      19,601,627
       Zuffa LLC, Term Loan B, 4.875%, 6/19/15 ...............................   United States            7,046,750       4,756,556
                                                                                                                     --------------
                                                                                                                         34,254,088
                                                                                                                     --------------
       OFFICE SERVICES & SUPPLIES 0.1%
       Acco Brands Corp., Term Loan B, 4.292% - 4.82%, 8/17/12 ...............   United States            1,941,251       1,858,748
                                                                                                                     --------------
       OIL & GAS DRILLING 0.4%
       Dresser Inc., Term Loan B, 5.113% - 5.315%, 5/04/14 ...................   United States            5,899,361       5,702,717
                                                                                                                     --------------
       OIL & GAS EQUIPMENT & SERVICES 0.8%
       Helix Energy Solutions Group, Term Loan B, 4.71% - 4.863%, 7/01/13 ....   United States            5,411,983       5,242,859
       Petroleum Geo-Services ASA, Term Loan B, 4.45%, 6/29/15 ...............      Norway                6,380,147       6,188,743
                                                                                                                     --------------
                                                                                                                         11,431,602
                                                                                                                     --------------
       OIL & GAS REFINING & MARKETING 0.4%
       Citgo Petroleum Corp., Term Loan B, 4.114%, 11/15/12 ..................   United States            5,711,081       5,368,416
                                                                                                                     --------------
       OIL & GAS STORAGE & TRANSPORTATION 0.4%
       Niska Gas Storage Canada ULC (C/R Gas),
          Asset Sale Term Loan, 4.55%, 5/13/11 ...............................      Canada                  288,392         276,856
          Canadian Term Loan, 4.534%, 5/12/13 ................................      Canada                3,922,563       3,772,199
       Niska Gas Storage U.S. LLC (C/R Gas),
          Delay Draw, 4.60%, 5/12/13 .........................................   United States              430,031         412,830
          U.S. Term Loan, 4.589%, 5/12/13 ....................................   United States              634,835         610,500
                                                                                                                     --------------
                                                                                                                          5,072,385
                                                                                                                     --------------


                             62 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       PACKAGED FOODS & MEATS 2.0%
       Bumble Bee Foods LLC, Term Loan B, 4.959% - 5.489%, 5/02/12 ...........   United States  $         2,000,000  $    1,895,000
       Dean Foods Co., Term Loan B, 4.45% - 4.62%, 4/02/14 ...................   United States           15,543,000      14,858,673
       Del Monte Foods Co., Term Loan B, 4.395% - 4.42%, 2/08/12 .............   United States            2,471,899       2,438,941
       OSI Group LLC,
          German Term Loan, 4.671%, 9/02/11 ..................................      Germany               1,181,054       1,039,327
          Netherlands Term Loan, 4.671%, 9/02/11 .............................    Netherlands             1,476,317       1,299,159
          U.S. Term Loan, 4.671%, 9/02/11 ....................................   United States            2,657,371       2,338,487
       Pinnacle Foods Finance LLC, Term Loan B, 5.421% - 5.453%, 4/02/14 .....   United States            5,446,845       5,095,071
                                                                                                                     --------------
                                                                                                                         28,964,658
                                                                                                                     --------------
       PAPER PACKAGING 1.5%
       Graham Packaging Co. LP, New Term Loan, 4.875% - 5.25%, 10/07/11 ......   United States            6,829,635       6,488,624
       Graphic Packaging International Inc.,
          Incremental Term Loan, 5.44% - 5.67%, 5/16/14 ......................   United States            3,000,000       2,901,249
          Term Loan B, 4.698% - 4.92%, 5/16/14 ...............................   United States            3,600,000       3,435,501
       Rock-Tenn Co., Term Loan B, 5.75%, 3/05/14 ............................   United States            3,600,000       3,609,000
   (d) Smurfit-Stone Container Canada Inc.,
          Term Loan C, 4.709% - 5.125%, 11/01/11 .............................      Canada                2,552,948       2,489,762
          Term Loan C-1, 4.709%, 11/01/11 ....................................      Canada                  669,217         652,654
   (d) Smurfit-Stone Container Enterprises,
          L/C Term Loan, 2.584%, 11/01/10 ....................................   United States              892,446         870,358
          Term Loan B, 4.709% - 5.125%, 11/01/11 .............................   United States              868,810         847,308
                                                                                                                     --------------
                                                                                                                         21,294,456
                                                                                                                     --------------
       PAPER PRODUCTS 1.9%
       Domtar Corp., Term Loan, 4.175%, 3/07/14 ..............................   United States            2,923,424       2,813,535
       Georgia-Pacific Corp.,
          Additional Term Loan, 4.446% - 4.74%, 12/20/12 .....................   United States            4,526,042       4,348,535
          Term Loan B, 4.446% - 4.835%, 12/20/12 .............................   United States           17,064,918      16,395,649
       NewPage Corp., Term Loan, 7.75%, 12/22/14 .............................   United States            1,709,825       1,702,227
       Verso Paper Holdings LLC, Term Loan B, 4.446%, 8/01/13 ................   United States            2,980,358       2,784,153
                                                                                                                     --------------
                                                                                                                         28,044,099
                                                                                                                     --------------
       PERSONAL PRODUCTS 0.4%
       Chattem Inc., Term Loan B, 4.46% - 4.463%, 1/02/13 ....................   United States            2,289,083       2,226,133
       Herbalife International Inc., Term Loan B, 4.37%, 7/21/13 .............   United States            3,033,948       2,870,874
                                                                                                                     --------------
                                                                                                                          5,097,007
                                                                                                                     --------------
       PHARMACEUTICALS 0.3%
       Mylan Inc., Term Loan B, 5.938% - 6.125%, 10/02/14 ....................   United States            3,890,250       3,822,711
                                                                                                                     --------------
       PROPERTY & CASUALTY INSURANCE 0.1%
       Affirmative Insurance Holdings Inc., Term Loan, 6.399% - 8.406%,
          1/31/14 ............................................................   United States            1,318,240       1,127,096
                                                                                                                     --------------


                             Semiannual Report | 63

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       PUBLISHING 4.4%
       Canwest Mediaworks LP, Term Loan B, 6.00%, 7/10/12 ....................      Canada      $         9,558,000  $    9,175,680
       Dex Media East LLC, Term Loan B, 4.70% - 5.08%, 10/24/14 ..............   United States            2,000,000       1,824,376
       Dex Media West LLC,
          Term Loan B1, 4.20% - 4.57%, 3/09/10 ...............................   United States              385,383         377,515
          Term Loan B2, 4.20% - 4.59%, 3/09/10 ...............................   United States              996,249         973,335
       Idearc Inc., Term Loan B, 4.70% - 4.86%, 11/17/14 .....................   United States           23,675,151      19,591,187
       MediaNews Group Inc.,
          Term Loan B, 4.634%, 12/30/10 ......................................   United States               45,422          35,883
          Term Loan C, 5.134%, 8/02/13 .......................................   United States            4,126,500       3,032,978
       R.H. Donnelley Inc.,
          Term Loan D-1, 4.05% - 6.33%, 6/30/11 ..............................   United States            1,510,248       1,433,792
          Term Loan D-2, 4.10% - 4.60%, 6/30/11 ..............................   United States            7,782,443       7,394,534
       Tribune Co.,
          Term Loan B, 5.542%, 5/16/14 .......................................   United States           16,051,635      11,938,404
          Term Loan X, 6.50%, 5/16/09 ........................................   United States            4,120,000       3,929,450
       Wenner Media LLC, Term Loan B, 4.446%, 10/02/13 .......................   United States            4,627,634       4,164,871
                                                                                                                     --------------
                                                                                                                         63,872,005
                                                                                                                     --------------
       RAILROADS 0.2%
       Kansas City Southern Railway Co., Term Loan B, 4.43% - 6.35%,
          4/26/13 ............................................................   United States            2,824,460       2,729,134
                                                                                                                     --------------
       REAL ESTATE MANAGEMENT & DEVELOPMENT 0.4%
       CB Richard Ellis Services Inc., Term Loan B, 4.30%, 12/20/13 ..........   United States            6,359,911       5,819,318
                                                                                                                     --------------
       RESTAURANTS 1.2%
       Arby's Restaurant Holdings LLC, Term Loan B, 6.25%, 7/25/12 ...........   United States            6,860,035       6,497,743
       CBRL Group (Cracker Barrel),
          Term Loan B1, 4.62%, 4/27/13 .......................................   United States            2,683,852       2,542,950
          Term Loan B2 (Delayed Draw), 4.62%, 4/27/13 ........................   United States              621,033         588,429
       OSI Restaurant Partners LLC (Outback),
          Pre-Funded Revolving Credit, 2.67%, 6/14/13 ........................   United States              635,795         554,996
          Term Loan B, 5.00%, 6/14/14 ........................................   United States            7,990,192       6,974,774
                                                                                                                     --------------
                                                                                                                         17,158,892
                                                                                                                     --------------
       RETAIL REITS 0.6%
       Capital Automotive, Term Loan B, 4.46%, 12/15/10 ......................   United States            1,806,876       1,752,388
       Macerich Co., Term Loan B, 4.25%, 4/25/10 .............................   United States            7,200,000       6,610,680
                                                                                                                     --------------
                                                                                                                          8,363,068
                                                                                                                     --------------
       SEMICONDUCTORS 1.0%
       Fairchild Semiconductor Corp., Initial Term Loan, 4.196%, 6/26/13 .....   United States            4,943,358       4,683,832
       Marvell Technology Group Ltd., Term Loan, 5.196%, 11/08/09 ............      Bermuda              10,434,375      10,121,344
                                                                                                                     --------------
                                                                                                                         14,805,176
                                                                                                                     --------------


                             64 | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY     PRINCIPAL AMOUNT(a)       VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
(b, c) SENIOR FLOATING RATE INTERESTS (CONTINUED)
       SPECIALIZED CONSUMER SERVICES 0.4%
       Brickman Group Holdings Inc., Term Loan B, 4.696%, 1/23/14 ............   United States  $         2,764,519  $    2,591,736
       FTD Inc., Term Loan B, 4.613%, 7/28/13 ................................   United States            3,660,312       3,513,899
                                                                                                                     --------------
                                                                                                                          6,105,635
                                                                                                                     --------------
       SPECIALTY CHEMICALS3.8%
       Brenntag Holding GmbH & Co. KG,
          Acquisition Facility, 5.794%, 1/20/14 ..............................      Germany                 824,727         763,904
          Term Loan B2, 5.794%, 1/20/14 ......................................   United States            3,375,273       3,126,346
       Cognis GmbH, Term Loan C,  6.00%, 9/15/13 .............................      Germany               5,500,000       4,961,787
       Hexion Specialty Chemicals BV,
          Term Loan C-2, 5.00%, 5/03/13 ......................................    Netherlands             4,064,816       3,842,523
          Term Loan C-5, 5.00%, 5/03/13 ......................................    Netherlands             1,191,000       1,125,868
       Hexion Specialty Chemicals Inc., Term Loan C-1, 4.938%, 5/03/13 .......   United States           18,712,168      17,688,856
       ISP Chemco LLC, Term Loan B, 4.50% - 4.875%, 6/04/14 ..................   United States            2,571,024       2,436,850
       Nalco Co., Term Loan B, 4.477% - 6.48%, 11/04/10 ......................   United States            4,241,281       4,186,941
       Oxbow Carbon LLC,
          Delayed Draw Term Loan, 4.863%, 5/08/14 ............................   United States              527,557         478,538
          Term Loan B, 4.718% - 5.75%, 5/08/14 ...............................   United States            5,892,894       5,345,344
       Polypore Inc., Incremental Term Loan, 5.11%, 7/03/14 ..................   United States            1,885,750       1,800,891
       Rockwood Specialties Group Inc., Term Loan E, 4.399%, 7/30/12 .........   United States            4,322,328       4,123,622
       Univar Inc., OPCO Tranche B Term Loan, 5.696%, 10/11/14 ...............   United States            2,344,125       2,188,827
       Vertellus Specialties Inc., Term Loan, 6.938%, 12/10/12 ...............   United States            3,117,188       3,023,672
                                                                                                                     --------------
                                                                                                                         55,093,969
                                                                                                                     --------------
       SYSTEMS SOFTWARE 0.3%
       Macrovision Solutions Corp., Term Loan B, 7.75%, 5/02/13 ..............   United States            4,100,000       4,058,795
                                                                                                                     --------------
       TRADING COMPANIES & DISTRIBUTORS1.3%
       Ashtead Group PLC, Term Loan, 4.50%, 8/31/11 ..........................  United Kingdom            3,762,000       3,517,470
       Bakercorp., Term Loan C, 5.149% - 5.32%, 5/08/14 ......................   United States            4,158,000       3,835,755
       Interline Brands,
          Delayed Draw Term Loan, 4.61%, 6/23/13 .............................   United States            2,226,115       2,103,678
          Term Loan B, 4.61%, 6/23/13 ........................................   United States            1,538,106       1,453,511
       RSC Holdings III, ABL Term Loan, 4.45% - 4.48%, 11/27/12 ..............   United States            8,372,500       8,100,394
                                                                                                                     --------------
                                                                                                                         19,010,808
                                                                                                                     --------------
       TRUCKING 0.7%
   (d) Avis Budget Car Rental LLC, Term Loan, 4.15%, 4/19/12 .................   United States            3,136,330       2,869,742
       Hertz Corp.,
          Credit Link, 2.599%, 12/21/12 ......................................   United States            1,078,931       1,036,386
          Term Loan B, 4.22% - 4.23%, 12/21/12 ...............................   United States            5,966,660       5,731,383
                                                                                                                     --------------
                                                                                                                          9,637,511
                                                                                                                     --------------
       WIRELESS TELECOMMUNICATION SERVICES 0.6%
       Alltel Communications Inc., Term Loan B-3, 5.466%, 5/18/15 ............   United States            9,452,500       8,704,834
                                                                                                                     --------------
       TOTAL SENIOR FLOATING RATE INTERESTS (COST $1,364,192,189) ............                                        1,280,792,907
                                                                                                                     --------------


                             Semiannual Report | 65

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND                                            COUNTRY       SHARES/WARRANTS         VALUE
------------------------------------------------------------------------------  --------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS AND WARRANTS 0.0%(g)
       OTHER DIVERSIFIED FINANCIAL SERVICES 0.0%(g)
(h, i) Vertis Holdings Inc., wts., 6/30/11 ...................................   United States               39,812  $           --
                                                                                                                     --------------
       STEEL 0.0%(g)
(h, i) Copperweld Holding Co., B, Escrow .....................................   United States                1,741         150,405
                                                                                                                     --------------
       TOTAL COMMON STOCKS AND WARRANTS (COST $156,558)                                                                     150,405
                                                                                                                     --------------
       TOTAL LONG TERM INVESTMENTS (COST $1,364,348,747)                                                              1,280,943,312
                                                                                                                     --------------
       SHORT TERM INVESTMENT (COST $172,416,297) 12.0%
       MONEY MARKET FUND 12.0%
   (j) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.29% ..   United States          172,416,297     172,416,297
                                                                                                                     --------------
       TOTAL INVESTMENTS (COST $1,536,765,044) 101.0% ........................                                        1,453,359,609
       OTHER ASSETS, LESS LIABILITIES (1.0)% .................................                                          (15,048,867)
                                                                                                                     --------------
       NET ASSETS 100.0% .....................................................                                       $1,438,310,742
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 98.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  See Note 1(j) regarding senior floating rate interests.

(d)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(d).

(e)  See Note 11 regarding unfunded loan commitments.

(f)  See Note 10 regarding defaulted securities.

(g)  Rounds to less than 0.1% of net assets.

(h) Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2008, the aggregate value of these securities was $150,405, representing 0.01% of net assets.

(i)  Non-income producing for the twelve months ended April 30, 2008.

(j) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


66 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                 SIX MONTHS ENDED         YEAR ENDED OCTOBER 31,
                                                  APRIL 20, 2008   -----------------------------------
CLASS A                                             (UNAUDITED)      2007          2006        2005(g)
-----------------------------------------------  ----------------  -------       -------       -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  9.89        $  9.79       $  9.77       $ 10.00
                                                    -------        -------       -------       -------
Income from investment operations(a):
   Net investment income ......................       0.184          0.398         0.346         0.263
   Net realized and unrealized gains
      (losses) ................................       0.116          0.113         0.036        (0.186)
                                                    -------        -------       -------       -------
Total from investment operations ..............       0.300          0.511         0.382         0.077
                                                    -------        -------       -------       -------
Less distributions from net investment
   income .....................................      (0.200)        (0.411)       (0.362)       (0.307)
                                                    -------        -------       -------       -------
Redemption fees(b) ............................          --             --            --            --
                                                    -------        -------       -------       -------
Net asset value, end of period ................     $  9.99        $  9.89       $  9.79       $  9.77
                                                    =======        =======       =======       =======
Total return(c) ...............................        3.05%          5.33%         3.99%         0.78%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by
   affiliates .................................        1.34%          1.40%         1.37%         1.97%
Expenses net of waiver and payments by
   affiliates .................................        0.90%(f)       0.90%(f)      0.90%(f)      0.90%(f)
Net investment income .........................        3.60%          3.97%         3.52%         2.68%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $25,130        $16,744       $11,722       $10,311
Portfolio turnover rate .......................       35.02%         82.95%        86.38%        79.69%
Portfolio turnover rate excluding mortgage
   dollar rolls(e) ............................       26.07%         49.35%        86.38%        79.69%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Amount rounds to less than $0.001 per share.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  See Note 1(i) regarding mortgage dollar rolls.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) For the period November 17, 2004 (commencement of operations) to October 31, 2005.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 67

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

                                                                                    COUNTRY/
FRANKLIN LOW DURATION TOTAL RETURN FUND                                           ORGANIZATION         SHARES             VALUE
-------------------------------------------------------------------------------  -------------  -------------------  --------------
       LONG TERM INVESTMENTS 93.1%
       CONVERTIBLE PREFERRED STOCK (COST $20,000) 0.0%(a)
       DIVERSIFIED FINANCIALS 0.0%(a)
       CIT Group Inc., 7.75%, cvt. pfd., Z ....................................  United States                  800  $        9,360
                                                                                                                     --------------
       PREFERRED STOCK (COST $104,200) 0.4%
       BANKS 0.4%
       Freddie Mac, 8.375%, pfd. ..............................................  United States                4,000         102,400
                                                                                                                     --------------




                                                                                                PRINCIPAL AMOUNT(b)
                                                                                                -------------------
       CORPORATE BONDS 9.3%
       AUTOMOBILES & COMPONENTS 0.4%
       Ford Motor Credit Co. LLC,
          7.875%, 6/15/10 .....................................................  United States               50,000          47,603
          senior note, 5.80%, 1/12/09 .........................................  United States               50,000          48,898
                                                                                                                     --------------
                                                                                                                             96,501
                                                                                                                     --------------
       BANKS 0.3%
(c, d) Landsbanki Islands HF, 144A, FRN, 3.793%, 8/25/09.......................     Iceland                 100,000          91,238
                                                                                                                     --------------
       DIVERSIFIED FINANCIALS 2.0%
   (d) General Electric Capital Corp., FRN, 2.918%, 10/21/10...................  United States               18,000          17,861
       GMAC LLC, 6.875%, 9/15/11 ..............................................  United States               50,000          41,690
   (d) Lehman Brothers Holdings Inc., senior note, FRN,
          2.954%, 7/18/11 .....................................................  United States              200,000         181,262
       Textron Financial Corp., 5.125%, 11/01/10 ..............................  United States              250,000         255,966
                                                                                                                     --------------
                                                                                                                            496,779
                                                                                                                     --------------
       FOOD, BEVERAGE & TOBACCO 0.3%
       Bunge Ltd. Finance Corp., 4.375%, 12/15/08 .............................  United States               75,000          75,181
                                                                                                                     --------------
       HOUSEHOLD & PERSONAL PRODUCTS 0.4%
       Avon Products Inc., 5.125%, 1/15/11 ....................................  United States              100,000         101,513
                                                                                                                     --------------
       MEDIA 4.3%
       Clear Channel Communications Inc., senior note, 6.25%, 3/15/11 .........  United States              225,000         191,370
        Comcast Corp., 5.50%, 3/15/11 .........................................  United States              100,000         100,762
       The Interpublic Group of Cos. Inc., senior note,
          5.40%, 11/15/09 .....................................................  United States              200,000         197,000
          7.25%, 8/15/11 ......................................................  United States              500,000         492,500
       Viacom Inc., senior note, 5.75%, 4/30/11 ...............................  United States              100,000         101,208
                                                                                                                     --------------
                                                                                                                          1,082,840
                                                                                                                     --------------
       TELECOMMUNICATION SERVICES 0.8%
       AT&T Inc.,
          4.95%, 1/15/13 ......................................................  United States              100,000         100,797
          (d) FRN, 3.278%, 11/14/08 ...........................................  United States              100,000          99,974
                                                                                                                     --------------
                                                                                                                            200,771
                                                                                                                     --------------


                             68 | Semiannual Report

Franklin Investors Securities Trust

                                                                                    COUNTRY/
FRANKLIN LOW DURATION TOTAL RETURN FUND                                           ORGANIZATION  PRINCIPAL AMOUNT(b)       VALUE
-------------------------------------------------------------------------------  -------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
       CORPORATE BONDS (CONTINUED)
       UTILITIES 0.8%
       CenterPoint Energy Inc., senior note, B, 5.875%, 6/01/08 ...............  United States              100,000  $      100,035
       Public Service Electric and Gas Co., 4.00%, 11/01/08 ...................  United States              100,000          99,998
                                                                                                                     --------------
                                                                                                                            200,033
                                                                                                                     --------------
       TOTAL CORPORATE BONDS (COST $2,345,876) ................................                                           2,344,856
                                                                                                                     --------------
       CONVERTIBLE BONDS 0.6%
       DIVERSIFIED FINANCIALS 0.1%
       Merrill Lynch & Co. Inc., cvt., senior note, zero cpn., 3/13/32 ........  United States               31,000          35,291
                                                                                                                     --------------
       MATERIALS 0.1%
       Headwaters Inc., cvt., senior sub. note, 2.875%, 6/01/16 ...............  United States               20,000          15,625
                                                                                                                     --------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.1%
       Protein Design Labs Inc., cvt., sub. note, 2.75%, 8/16/23 ..............  United States               30,000          27,488
                                                                                                                     --------------
       REAL ESTATE 0.2%
       CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34 .............  United States               48,000          41,453
                                                                                                                     --------------
       RETAILING 0.1%
       Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 .....................  United States               25,000          27,406
                                                                                                                     --------------
       TOTAL CONVERTIBLE BONDS (COST $171,205) ................................                                             147,263
                                                                                                                     --------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 10.1%
       BANKS 1.0%
   (d) Countrywide Asset-Backed Certificates,
          2001-BC3, A, FRN, 3.375%, 12/25/31 .................................   United States                3,216           2,831
          2002-3, 1A1, FRN, 3.635%, 5/25/32 ..................................   United States                1,795           1,656
   (d) FHLMC, 2996, FK, FRN, 2.966%, 6/15/35 .................................   United States              209,258         203,431
       FNMA, G93-33, K, 7.00%, 9/25/23 .......................................   United States               16,477          17,392
(c, d) GS Mortgage Securities Corp. II, 2007-E0P, A1, 144A, FRN, 2.831%,
          3/06/20 ............................................................   United States               38,084          35,442
                                                                                                                     --------------
                                                                                                                            260,752
                                                                                                                     --------------
       DIVERSIFIED FINANCIALS 8.4%
   (d) ACE Securities Corp., 2005-HE7, A2B, FRN, 3.075%, 11/25/35 ............   United States              263,411         259,850
   (d) Bank of America Credit Card Trust, 2007-A13, A13, FRN, 2.936%,
          4/15/12 ............................................................   United States              400,000         396,242
       Chase Funding Mortgage Loan Asset-Backed Certificates,
          2003-6, 1A3, 3.34%, 5/25/26 ........................................   United States               12,493          12,446
          (d)2004-2, 2A2, FRN, 3.145%, 2/25/35 ...............................   United States               51,623          49,909
   (d) Chase Issuance Trust,
          2005-A9, A9, FRN, 2.736%, 11/15/11 .................................   United States              400,000         395,822
          2007-A9, A9, FRN, 2.746%, 6/16/14 ..................................   United States              500,000         477,037


                             Semiannual Report | 69

Franklin Investors Securities Trust

                                                                                    COUNTRY/
FRANKLIN LOW DURATION TOTAL RETURN FUND                                           ORGANIZATION  PRINCIPAL AMOUNT(b)       VALUE
-------------------------------------------------------------------------------  -------------  -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
          (CONTINUED)
       DIVERSIFIED FINANCIALS (CONTINUED)
   (d) MBNA Credit Card Master Note Trust, 2005-A4, A4,
          FRN, 2.756%, 11/15/12 ..............................................   United States              500,000  $      490,134
       Structured Asset Securities Corp., 2004-4XS, 1A4, 4.13%, 2/25/34 ......   United States                6,916           6,940
                                                                                                                     --------------
                                                                                                                          2,088,380
                                                                                                                     --------------
       REAL ESTATE 0.7%
   (d) Ownit Mortgage Loan Asset-Backed Certificates, 2006-6, A2B, FRN, 3.005%,
          9/25/37 ............................................................   United States              193,940         173,532
                                                                                                                     --------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES (COST $2,575,834) .......................................                                            2,522,664
                                                                                                                     --------------
       MORTGAGE-BACKED SECURITIES 11.3%
   (d) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.9%
       FHLMC, 4.226%, 12/01/34 ...............................................   United States              130,071         129,523
       FHLMC, 4.288%, 10/01/33 ...............................................   United States              100,486         100,645
                                                                                                                     --------------
                                                                                                                            230,168
                                                                                                                     --------------
   (d) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 10.0%
       FNMA, 3.432%, 4/01/34 .................................................   United States               29,260          30,115
       FNMA, 4.173%, 6/01/34 .................................................   United States               50,929          51,120
       FNMA, 4.287%, 12/01/33 ................................................   United States              130,740         130,462
       FNMA, 4.366%, 2/01/34 .................................................   United States               61,728          61,807
       FNMA, 4.456%, 8/01/34 .................................................   United States              132,963         136,897
       FNMA, 4.573%, 7/01/34 .................................................   United States               60,821          62,239
       FNMA, 4.77%, 4/01/35 ..................................................   United States               23,088          23,063
       FNMA, 4.86%, 4/01/33 ..................................................   United States              141,773         141,758
       FNMA, 4.956%, 3/01/33 .................................................   United States               57,106          58,496
       FNMA, 5.04%, 3/01/34 ..................................................   United States               26,759          26,922
       FNMA, 5.041%, 9/01/35 .................................................   United States              949,422         967,253
       FNMA, 5.22%, 8/01/33 ..................................................   United States              141,248         141,838
       FNMA, 5.228%, 5/01/33 .................................................   United States               25,972          26,289
       FNMA, 5.306%, 11/01/32 ................................................   United States              110,799         112,176
       FNMA, 5.463%, 4/01/33 .................................................   United States               23,360          24,109
       FNMA, 5.73%, 2/01/35 ..................................................   United States              121,602         123,176
       FNMA, 5.742%, 3/01/35 .................................................   United States              247,955         251,108
       FNMA, 5.762%, 1/01/35 .................................................   United States               36,523          36,807
       FNMA, 5.944%, 8/01/34 .................................................   United States               25,846          25,836
       FNMA, 5.992%, 12/01/34 ................................................   United States               10,584          10,775
       FNMA, 6.097%, 1/01/33 .................................................   United States               23,508          23,691
       FNMA, 6.263%, 11/01/34 ................................................   United States               38,982          39,588
                                                                                                                     --------------
                                                                                                                          2,505,525
                                                                                                                     --------------


                             70 | Semiannual Report

Franklin Investors Securities Trust

                                                                                 COUNTRY/
FRANKLIN LOW DURATION TOTAL RETURN FUND                                        ORGANIZATION    PRINCIPAL AMOUNT(b)       VALUE
----------------------------------------------------------------------------  -------------    -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 0.1%
       FNMA 30 Year, 9.00%, 12/01/20 .......................................  United States           15,183        $       15,663
                                                                                                                    --------------
   (d) GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.3%
       GNMA, 5.625%, 8/20/26 - 9/20/26 .....................................  United States           49,955                50,399
       GNMA, 6.375%, 4/20/26 ...............................................  United States           34,036                34,485
                                                                                                                    --------------
                                                                                                                            84,884
                                                                                                                    --------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $2,810,316) ..................                                             2,836,240
                                                                                                                    --------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 5.7%
   (d) European Investment Bank, senior note, FRN, 0.751%, 9/21/11 .........  Supranational(e)     9,000,000 JPY            86,537
(d, f) Government of Argentina, senior bond, 3.092% FRN, 8/03/12 ...........    Argentina             30,000                15,961
       Government of Indonesia,
          14.00%, 6/15/09 ..................................................    Indonesia        475,000,000 IDR            53,167
          13.15%, 3/15/10 ..................................................    Indonesia        150,000,000 IDR            16,722
          11.50%, 9/15/19 ..................................................    Indonesia        165,000,000 IDR            16,328
       Government of Malaysia,
          6.45%, 7/01/08 ...................................................     Malaysia            250,000 MYR            79,545
          7.00%, 3/15/09 ...................................................     Malaysia             10,000 MYR             3,264
          3.756%, 4/28/11 ..................................................     Malaysia             60,000 MYR            19,162
          3.833%, 9/28/11 ..................................................     Malaysia            275,000 MYR            88,058
       Government of Norway,
          5.50%, 5/15/09 ...................................................      Norway             235,000 NOK            46,249
          6.00%, 5/16/11 ...................................................      Norway             655,000 NOK           133,194
       Government of Poland,
          5.75%, 6/24/08 ...................................................      Poland             135,000 PLN            61,013
          6.00%, 5/24/09 ...................................................      Poland             200,000 PLN            90,254
       Government of Singapore,
          5.625%, 7/01/08 ..................................................    Singapore             20,000 SGD            14,862
          4.375%, 1/15/09 ..................................................    Singapore             20,000 SGD            15,097
       Government of Sweden,
          6.50%, 5/05/08 ...................................................      Sweden             825,000 SEK           137,800
          5.00%, 1/28/09 ...................................................      Sweden           1,000,000 SEK           167,989
          (g) Strip, 9/17/08 ...............................................      Sweden             145,000 SEK            23,856
   (d) KfW Bankengruppe, FRN, 0.658%, 8/08/11 ..............................     Germany           8,000,000 JPY            76,874
       Korea Treasury Note, 4.75%, 6/10/09 .................................   South Korea       100,000,000 KRW            99,476
       Nota Do Tesouro Nacional, 9.762%, 1/01/10 ...........................      Brazil                 340(h)BRL         193,809
                                                                                                                    --------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $1,290,225) ....                                             1,439,217
                                                                                                                    --------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 55.7%
       FHLB,
          4.625%, 11/21/08 .................................................  United States          250,000               252,882
          4.75%, 4/24/09 ...................................................  United States          700,000               714,140
          4.875%, 5/14/10 ..................................................  United States          500,000               520,724


                             Semiannual Report | 71

Franklin Investors Securities Trust

                                                                                 COUNTRY/
FRANKLIN LOW DURATION TOTAL RETURN FUND                                        ORGANIZATION    PRINCIPAL AMOUNT(b)       VALUE
----------------------------------------------------------------------------  -------------    -------------------  --------------
       LONG TERM INVESTMENTS (CONTINUED)
       U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
       FHLMC,
          3.875%, 6/15/08 ..................................................  United States          150,000        $      150,260
          5.25%, 5/21/09 ...................................................  United States          600,000               615,919
          4.25%, 7/15/09 ...................................................  United States          250,000               254,395
          4.875%, 2/09/10 ..................................................  United States          200,000               207,040
          2.875%, 4/30/10 ..................................................  United States          500,000               501,021
          2.375%, 5/28/10 ..................................................  United States          700,000               694,172
          4.125%, 7/12/10 ..................................................  United States          400,000               410,993
          5.125%, 8/23/10 ..................................................  United States          600,000               630,172
          4.75%, 1/18/11 ...................................................  United States          400,000               417,466
          5.625%, 3/15/11 ..................................................  United States          500,000               532,993
          5.125%, 4/18/11 ..................................................  United States          400,000               422,858
          6.00%, 6/15/11 ...................................................  United States          300,000               324,501
          5.25%, 7/18/11 ...................................................  United States          300,000               318,579
          4.50%, 1/15/13 ...................................................  United States          200,000               208,332
       FNMA,
          7.25%, 1/15/10 ...................................................  United States          500,000               536,464
          2.50%, 4/09/10 ...................................................  United States          500,000               497,450
          4.125%, 5/15/10 ..................................................  United States          300,000               308,196
          7.125%, 6/15/10 ..................................................  United States          200,000               217,716
          4.25%, 8/15/10 ...................................................  United States          750,000               773,108
          4.375%, 9/13/10 ..................................................  United States          300,000               310,225
          4.50%, 2/15/11 ...................................................  United States          500,000               518,816
          5.50%, 3/15/11 ...................................................  United States          400,000               424,807
          5.00%, 10/15/11 ..................................................  United States           50,000                52,953
          5.00%, 2/16/12 ...................................................  United States          200,000               211,899
       U.S. Treasury Note,
          3.625%, 1/15/10 ..................................................  United States          500,000               511,992
          6.50%, 2/15/10 ...................................................  United States          800,000               859,438
          5.75%, 8/15/10 ...................................................  United States          300,000               322,992
          4.75%, 1/31/12 ...................................................  United States          400,000               428,469
          4.625%, 7/31/12 ..................................................  United States          400,000               427,250
          (i) Index Linked, 0.875%, 4/15/10 ................................  United States          402,238               407,895
                                                                                                                    --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $13,719,551) ......                                            13,986,117
                                                                                                                    --------------
       TOTAL LONG TERM INVESTMENTS (COST $23,037,207) ......................                                            23,388,117
                                                                                                                    --------------
       SHORT TERM INVESTMENTS 6.4%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.8%
   (g) Egypt Treasury Bill, 10/28/08 .......................................      Egypt              150,000 EGP            26,970
       Government of Malaysia, 3.17%, 5/15/08 ..............................     Malaysia            225,000 MYR            71,220
   (g) Malaysia Treasury Bills, 6/06/08 - 9/23/08 ..........................     Malaysia            302,000 MYR            95,013
   (g) Norway Treasury Bill, 6/18/08 .......................................      Norway              60,000 NOK            11,711
                                                                                                                    --------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $189,983) ......                                               204,914
                                                                                                                    --------------


                             72 | Semiannual Report

Franklin Investors Securities Trust

                                                                                 COUNTRY/
FRANKLIN LOW DURATION TOTAL RETURN FUND                                        ORGANIZATION    PRINCIPAL AMOUNT(b)       VALUE
----------------------------------------------------------------------------  -------------    -------------------  --------------
       SHORT TERM INVESTMENTS (CONTINUED)
       U.S. GOVERNMENT AND AGENCY SECURITIES 4.0%
       FHLB, 1, 4.20%, 2/17/09 .............................................  United States        1,000,000        $    1,000,088
(g, j) U.S. Treasury Bill, 5/29/08 .........................................  United States            5,000                 4,995
                                                                                                                    --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $1,004,992) .......                                             1,005,083
                                                                                                                    --------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
          (COST $24,232,182) ...............................................                                            24,598,114
                                                                                                                    --------------

                                                                                                   SHARES
                                                                                               -------------------
       MONEY MARKET FUND (COST $402,336) 1.6%
   (k) Franklin Institutional Fiduciary Trust Money Market
          Portfolio, 2.29% .................................................  United States          402,336               402,336
                                                                                                                    --------------
       TOTAL INVESTMENTS (COST $24,634,518) 99.5% ..........................                                            25,000,450
       NET UNREALIZED LOSS ON CREDIT DEFAULT SWAPS (0.3)% ..................                                               (69,901)
       NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.1% ..............                                                16,327
       OTHER ASSETS, LESS LIABILITIES 0.7% .................................                                               183,257
                                                                                                                    --------------
       NET ASSETS 100.0% ...................................................                                        $   25,130,133
                                                                                                                    ==============

See Currency and Selected Portfolio Abbreviations on page 98.

(a)  Rounds to less than 0.1% of net assets.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Directors. At April 30, 2008, the aggregate value of these securities was $126,680, representing 0.50% of net assets.

(d)  The coupon rate shown represents the rate at period end.

(e) A supranational organization is an entity formed by two or more central governments through international treaties.

(f) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(g)  The security is traded on a discount basis with no stated coupon rate.

(h)  Principal amount is stated in 1,000 Brazilian Real units.

(i)  Principal amount of security is adjusted for inflation. See Note 1(l).

(j) Security or a portion of the security has been segregated as collateral for open future agreements. At April 30, 2008, the value of securities pledged amounted to $4,995.

(k) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 73

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2008   ----------------------------------------------------------------
CLASS A                                             (UNAUDITED)      2007          2006          2005          2004          2003
-----------------------------------------------  ----------------  --------      --------      --------      ---------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   9.92      $   9.95      $   9.91      $  10.22       $  10.06     $   9.72
                                                     --------      --------      --------      --------       --------     --------
Income from investment operations(a):
   Net investment income ......................         0.227         0.469         0.439         0.410          0.415        0.403
   Net realized and unrealized gains
      (losses) ................................        (0.030)       (0.010)        0.096        (0.280)         0.226        0.458
                                                     --------      --------      --------      --------       --------     --------
Total from investment operations ..............         0.197         0.459         0.535         0.130          0.641        0.861
                                                     --------      --------      --------      --------       --------     --------
Less distributions from net investment
   income .....................................        (0.237)       (0.489)       (0.495)       (0.440)        (0.481)      (0.521)
                                                     --------      --------      --------      --------       --------     --------
Redemption fees ...............................            --(e)         --(e)         --(e)         --(e)          --(e)        --
                                                     --------      --------      --------      --------       --------     --------
Net asset value, end of period ................      $   9.88      $   9.92      $   9.95      $   9.91       $  10.22     $  10.06
                                                     ========      ========      ========      ========       ========     ========
Total return(b) ...............................          2.10%         4.62%         5.56%         1.27%          6.63%        8.88%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses before waiver and payments by
   affiliates .................................          0.97%         1.03%         1.03%         1.04%          1.04%        1.02%
Expenses net of waiver and payments by
   affiliates .................................          0.85%(f)      0.85%(f)      0.85%(f)      0.85%(f)       0.80%        0.68%
Net investment income .........................          4.66%         4.69%         4.39%         3.88%          3.90%        3.88%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $849,368      $683,736      $406,242      $291,473       $208,943     $149,231
Portfolio turnover rate .......................        157.62%       313.08%       251.50%        58.81%        100.05%      195.15%
Portfolio turnover rate excluding mortgage
   dollar rolls(d) ............................         46.75%        92.51%        89.19%        51.26%         45.85%      110.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d)  See Note 1(i) regarding mortgage dollar rolls.

(e)  Amount rounds to less than $0.001 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


74 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2008   ----------------------------------------------------------------
CLASS B                                             (UNAUDITED)      2007          2006          2005           2004         2003
-----------------------------------------------  ----------------  --------      --------      --------      ---------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  9.92       $  9.94       $  9.91       $ 10.22        $ 10.05      $  9.72
                                                      -------       -------       -------       -------        -------      -------
Income from investment operations(a):
   Net investment income ......................         0.208         0.422         0.392         0.356          0.366        0.392
   Net realized and unrealized gains
      (losses) ................................        (0.031)        0.007         0.094        (0.266)         0.245        0.418
                                                      -------       -------       -------       -------        -------      -------
Total from investment operations ..............         0.177         0.429         0.486         0.090          0.611        0.810
                                                      -------       -------       -------       -------        -------      -------
Less distributions from net investment
   income .....................................        (0.217)       (0.449)       (0.456)       (0.400)        (0.441)      (0.480)
                                                      -------       -------       -------       -------        -------      -------
Redemption fees ...............................            --(e)         --(e)         --(e)         --(e)          --(e)        --
                                                      -------       -------       -------       -------        -------      -------
Net asset value, end of period ................       $  9.88       $  9.92       $  9.94       $  9.91        $ 10.22      $ 10.05
                                                      =======       =======       =======       =======        =======      =======
Total return(b) ...............................          1.90%         4.31%         5.04%         0.87%          6.21%        8.44%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses before waiver and payments by
   affiliates .................................          1.37%         1.43%         1.43%         1.44%          1.44%        1.42%
Expenses net of waiver and payments by
   affiliates .................................          1.25%(f)      1.25%(f)      1.25%(f)      1.25%(f)       1.20%        1.08%
Net investment income .........................          4.26%         4.29%         3.99%         3.48%          3.50%        3.48%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $22,508       $20,422       $21,028       $21,366        $19,387      $13,797
Portfolio turnover rate .......................        157.62%       313.08%       251.50%        58.81%        100.05%      195.15%
Portfolio turnover rate excluding mortgage
   dollar rolls(d) ............................         46.75%        92.51%        89.19%        51.26%         45.85%      110.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d)  See Note 1(i) regarding mortgage dollar rolls.

(e)  Amount rounds to less than $0.001 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 75

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2008   ----------------------------------------------------------------
CLASS C                                             (UNAUDITED)      2007          2006          2005           2004         2003
-----------------------------------------------  ----------------  --------      --------      --------      ---------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   9.91       $  9.94       $  9.91       $ 10.22        $ 10.05      $  9.71
                                                     --------       -------       -------       -------        -------      -------
Income from investment operations(a):
   Net investment income ......................         0.203         0.424         0.395         0.364          0.363        0.392
   Net realized and unrealized gains
      (losses) ................................        (0.016)       (0.005)        0.089        (0.275)         0.247        0.430
                                                     --------       -------       -------       -------        -------      -------
Total from investment operations ..............         0.187         0.419         0.484         0.089          0.610        0.822
                                                     --------       -------       -------       -------        -------      -------
Less distributions from net investment
   income .....................................        (0.217)       (0.449)       (0.454)       (0.399)        (0.440)      (0.482)
                                                     --------       -------       -------       -------        -------      -------
Redemption fees ...............................            --(e)         --(e)         --(e)         --(e)          --(e)        --
                                                     --------       -------       -------       -------        -------      -------
Net asset value, end of period ................      $   9.88       $  9.91       $  9.94       $  9.91        $ 10.22      $ 10.05
                                                     ========       =======       =======       =======        =======      =======
Total return(b) ...............................          1.90%         4.31%         5.03%         0.86%          6.31%        8.47%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses before waiver and payments by
   affiliates .................................          1.37%         1.43%         1.43%         1.44%          1.44%        1.42%
Expenses net of waiver and payments by
   affiliates .................................          1.25%(f)      1.25%(f)      1.25%(f)      1.25%(f)       1.20%        1.08%
Net investment income .........................          4.26%         4.29%         3.99%         3.48%          3.50%        3.48%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $115,143       $84,457       $46,110       $34,751        $22,202      $15,807
Portfolio turnover rate .......................        157.62%       313.08%       251.50%        58.81%        100.05%      195.15%
Portfolio turnover rate excluding mortgage
   dollar rolls(d) ............................         46.75%        92.51%        89.19%        51.26%         45.85%      110.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d)  See Note 1(i) regarding mortgage dollar rolls.

(e)  Amount rounds to less than $0.001 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


76 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                 SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2008   ----------------------------------------------------------------
CLASS R                                            (UNAUDITED)       2007          2006          2005           2004         2003
-----------------------------------------------  ----------------  --------      --------      --------      ---------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  9.92       $  9.94       $  9.91       $ 10.22        $ 10.05      $  9.72
                                                      -------       -------       -------       -------        -------      -------
Income from investment operations(a):
   Net investment income ......................         0.212         0.439         0.407         0.389          0.376        0.398
   Net realized and unrealized gains
      (losses) ................................        (0.028)        0.005         0.093        (0.284)         0.250        0.428
                                                      -------       -------       -------       -------        -------      -------
Total from investment operations ..............         0.184         0.444         0.500         0.105          0.626        0.826
                                                      -------       -------       -------       -------        -------      -------
Less distributions from net investment
   income .....................................        (0.224)       (0.464)       (0.470)       (0.415)        (0.456)      (0.496)
                                                      -------       -------       -------       -------        -------      -------
Redemption fees ...............................            --(e)         --(e)         --(e)         --(e)          --(e)        --
                                                      -------       -------       -------       -------        -------      -------
Net asset value, end of period ................       $  9.88       $  9.92       $  9.94       $  9.91        $ 10.22      $ 10.05
                                                      =======       =======       =======       =======        =======      =======
Total return(b) ...............................          1.98%         4.47%         5.20%         1.01%          6.37%        8.61%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses before waiver and payments by
   affiliates .................................          1.22%         1.28%         1.28%         1.29%          1.29%        1.27%
Expenses net of waiver and payments by
   affiliates .................................          1.10%(f)      1.10%(f)      1.10%(f)      1.10%(f)       1.05%        0.93%
Net investment income .........................          4.41%         4.44%         4.14%         3.63%          3.65%        3.63%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $73,620       $57,935      $ 30,219       $21,647        $ 9,083      $ 7,302
Portfolio turnover rate .......................        157.62%       313.08%       251.50%        58.81%        100.05%      195.15%
Portfolio turnover rate excluding mortgage
   dollar rolls(d) ............................         46.75%        92.51%        89.19%        51.26%         45.85%      110.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d)  See Note 1(i) regarding mortgage dollar rolls.

(e)  Amount rounds to less than $0.001 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 77

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                 SIX MONTHS ENDED                        YEAR ENDED OCTOBER 31,
                                                  APRIL 30, 2008   ----------------------------------------------------------------
ADVISOR CLASS                                      (UNAUDITED)       2007          2006          2005           2004         2003
-----------------------------------------------  ----------------  --------      --------      --------      ---------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   9.93      $   9.96      $   9.92      $  10.24       $  10.07     $   9.73
                                                     --------      --------      --------      --------       --------     --------
Income from investment operations(a):
   Net investment income ......................         0.242         0.497         0.470         0.436          0.426        0.417
   Net realized and unrealized gains
      (losses) ................................        (0.023)       (0.012)        0.090        (0.289)         0.251        0.470
                                                     --------      --------      --------      --------       --------     --------
Total from investment operations ..............         0.219         0.485         0.560         0.147          0.677        0.887
                                                     --------      --------      --------      --------       --------     --------
Less distributions from net investment
   income .....................................        (0.249)       (0.515)       (0.520)       (0.467)        (0.507)      (0.547)
                                                     --------      --------      --------      --------       --------     --------
Redemption fees ...............................            --(e)         --(e)         --(e)         --(e)          --(e)        --
                                                     --------      --------      --------      --------       --------     --------
Net asset value, end of period ................      $   9.90      $   9.93      $   9.96      $   9.92       $  10.24     $  10.07
                                                     ========      ========      ========      ========       ========     ========
Total return(b) ...............................          2.23%         4.99%         5.82%         1.43%          7.00%        9.15%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses before waiver and payments by
   affiliates .................................          0.72%         0.78%         0.78%         0.79%          0.79%        0.77%
Expenses net of waiver and payments by
   affiliates .................................          0.60%(f)      0.60%(f)      0.60%(f)      0.60%(f)       0.55%        0.43%
Net investment income .........................          4.91%         4.94%         4.64%         4.13%          4.15%        4.13%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $315,184      $280,776      $222,992      $178,792       $146,053     $133,432
Portfolio turnover rate .......................        157.62%       313.08%       251.50%        58.81%        100.05%      195.15%
Portfolio turnover rate excluding mortgage
   dollar rolls(d) ............................         46.75%        92.51%        89.19%        51.26%         45.85%      110.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Total return is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

(d)  See Note 1(i) regarding mortgage dollar rolls.

(e)  Amount rounds to less than $0.001 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


78 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

                                                                               COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION             SHARES               VALUE
--------------------------------------------------------------------------  --------------    ----------------------  --------------
          LONG TERM INVESTMENTS 117.4%
          CONVERTIBLE PREFERRED STOCKS 0.2%
          AUTOMOBILE MANUFACTURERS 0.1%
          General Motors Corp., 6.25%, cvt. pfd. .........................   United States            43,500          $      808,665
                                                                                                                      --------------
          SPECIALIZED FINANCE 0.0%(a)
          CIT Group Inc., 7.75%, cvt. pfd., Z ............................   United States            57,500                 672,750
                                                                                                                      --------------
          THRIFTS & MORTGAGE FINANCE 0.1%
          Washington Mutual Inc., 7.75%, cvt. pfd., R ....................   United States             1,820               1,565,400
                                                                                                                      --------------
          TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,258,392)                                                             3,046,815
                                                                                                                      --------------
          PREFERRED STOCKS 1.3%
          OTHER DIVERSIFIED FINANCIAL SERVICES 0.3%
      (d) JPMorgan Chase & Co., pfd., junior sub. note, 1, 7.90% .........   United States             4,500               4,598,969
                                                                                                                      --------------
          THRIFTS & MORTGAGE FINANCE 1.0%
          Freddie Mac, 8.375%, pfd. ......................................   United States           558,900              14,307,840
                                                                                                                      --------------
          TOTAL PREFERRED STOCKS (COST $18,722,297) ......................                                                18,906,809
                                                                                                                      --------------

                                                                                                PRINCIPAL AMOUNT(b)        VALUE
                                                                                              ----------------------  --------------
          CORPORATE BONDS 32.5%
          ADVERTISING 1.4%
          The Interpublic Group of Cos. Inc., senior note,
             5.40%, 11/15/09 .............................................   United States         9,800,000               9,653,000
             7.25%, 8/15/11 ..............................................   United States         9,500,000               9,357,500
                                                                                                                      --------------
                                                                                                                          19,010,500
                                                                                                                      --------------
          AGRICULTURAL PRODUCTS 0.6%
          Bunge Ltd. Finance Corp., senior note,
             5.875%, 5/15/13 .............................................   United States         2,000,000               2,007,434
             5.10%, 7/15/15 ..............................................   United States           680,000                 616,968
      (c) Cargill Inc., 144A, 6.00%, 11/27/17 ............................   United States         6,000,000               5,988,930
                                                                                                                      --------------
                                                                                                                           8,613,332
                                                                                                                      --------------
          ALUMINUM 0.0%(a)
          Novelis Inc., senior note, 7.25%, 2/15/15 ......................      Canada               700,000                 644,000
                                                                                                                      --------------
          AUTOMOBILE MANUFACTURERS 0.2%
          Ford Motor Credit Co. LLC,
             7.875%, 6/15/10 .............................................   United States         1,950,000               1,856,515
             senior note, 9.875%, 8/10/11 ................................   United States         1,500,000               1,452,062
                                                                                                                      --------------
                                                                                                                           3,308,577
                                                                                                                      --------------
          BIOTECHNOLOGY 0.3%
          Amgen Inc., senior note, 5.85%, 6/01/17 ........................   United States         4,200,000               4,239,493
                                                                                                                      --------------
          BREWERS 0.2%
      (c) Miller Brewing Co., 144A, 5.50%, 8/15/13 .......................   United States         1,000,000               1,037,067
      (c) SABMiller PLC, 144A, 6.50%, 7/01/16 ............................   South Africa          2,200,000               2,309,659
                                                                                                                      --------------
                                                                                                                           3,346,726
                                                                                                                      --------------


                             Semiannual Report | 79

Franklin Investors Securities Trust

                                                                               COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION       PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  --------------    ----------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS (CONTINUED)
          BROADCASTING & CABLE TV 2.8%
      (c) British Sky Broadcasting Group PLC, senior note, 144A,
          6.10%, 2/15/18 .................................................  United Kingdom         5,000,000          $    5,101,240
          CCH I LLC, senior secured note, 11.00%, 10/01/15 ...............   United States           250,000                 195,625
          CCH II LLC, senior note, 10.25%, 9/15/10 .......................   United States           625,000                 604,687
          Clear Channel Communications Inc., senior note, 6.25%,
             3/15/11                                                         United States        20,200,000              17,180,807
          Comcast Corp.,
             5.50%, 3/15/11 ..............................................   United States         7,000,000               7,053,375
             senior note, 6.30%, 11/15/17 ................................   United States         5,000,000               5,209,150
          Intelsat Intermediate, senior note, zero cpn. to 2/01/10,
             9.25% thereafter, 2/01/15  ..................................      Bermuda              200,000                 172,000
          Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%,
             1/15/13  ....................................................      Bermuda              700,000                 709,625
          News America Inc., senior deb., 7.25%, 5/18/18 .................   United States         2,000,000               2,203,040
                                                                                                                      --------------
                                                                                                                          38,429,549
                                                                                                                      --------------
          CASINOS & GAMING 0.1%
          Harrah's Operating Co. Inc., senior note, 6.50%, 6/01/16 .......   United States           500,000                 292,500
          MGM MIRAGE, senior note,
             6.625%, 7/15/15 .............................................   United States           900,000                 789,750
             7.50%, 6/01/16 ..............................................   United States           200,000                 182,000
          Station Casinos Inc.,
             senior note, 7.75%, 8/15/16 .................................   United States           700,000                 586,250
             senior sub. note, 6.875%, 3/01/16 ...........................   United States           100,000                  64,750
                                                                                                                      --------------
                                                                                                                           1,915,250
                                                                                                                      --------------
          CONSUMER FINANCE 0.9%
          American Express Co., senior note, 7.00%, 3/19/18 ..............   United States         4,300,000               4,637,034
          GMAC LLC, 6.875%,
             9/15/11 .....................................................   United States           400,000                 333,519
             8/28/12 .....................................................   United States         3,050,000               2,422,654
          Residential Capital LLC, senior note, 6.50%, 6/01/12 ...........   United States         4,400,000               2,266,000
      (c) WEA Finance/WCI Finance, senior note, 144A, 5.70%,
             10/01/16 ....................................................     Australia           3,000,000               2,851,071
                                                                                                                      --------------
                                                                                                                          12,510,278
                                                                                                                      --------------
          DATA PROCESSING & OUTSOURCED SERVICES 0.2%
          Fiserv Inc., senior note, 6.125%, 11/20/12 .....................   United States         2,500,000               2,543,408
          SunGard Data Systems Inc.,
             senior note, 9.125%, 8/15/13 ................................   United States           150,000                 157,500
             senior sub. note, 10.25%, 8/15/15 ...........................   United States           650,000                 693,875
                                                                                                                      --------------
                                                                                                                           3,394,783
                                                                                                                      --------------
          DIVERSIFIED BANKS 1.7%
   (c, d) BNP Paribas, 144A, 7.195%, Perpetual ...........................       France            3,500,000               3,295,352
      (e) Citigroup Capital XXI, pfd., junior sub. bond, FRN, 8.30%,
             12/21/77 ....................................................   United States         4,000,000               4,097,864
   (c, d) Glitnir Banki HF, 144A, 7.451%, Perpetual ......................      Iceland            1,800,000               1,167,725
      (c) ICICI Bank Ltd.,
             144A, 6.625%, 10/03/12 ......................................       India             2,125,000               2,118,272
             (e) sub. note, 144A, FRN, 6.375%, 4/30/22 ...................       India             2,000,000               1,788,108


                             80 | Semiannual Report

Franklin Investors Securities Trust

                                                                               COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION       PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  --------------    ----------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS (CONTINUED)
          DIVERSIFIED BANKS (CONTINUED)
      (c) Landsbanki Islands HF, 144A, 6.10%, 8/25/11 ....................      Iceland            2,450,000             $ 2,182,793
      (c) Standard Chartered Bank, 144A, 8.00%, 5/30/31 ..................  United Kingdom         1,000,000               1,083,355
          UBS AG Stamford, senior note, 5.875%, 12/20/17 .................   United States         4,000,000               4,088,988
      (d) Wachovia Capital Trust III, 5.80%, Perpetual ...................   United States         4,000,000               3,181,964
                                                                                                                      --------------
                                                                                                                          23,004,421
                                                                                                                      --------------
          DIVERSIFIED CAPITAL MARKETS 0.3%
          JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37 .........   United States         4,000,000               3,597,608
                                                                                                                      --------------
          DIVERSIFIED CHEMICALS 0.1%
          Huntsman International LLC, senior sub. note, 7.875%,
             11/15/14 ....................................................   United States           800,000                 848,000
      (c) Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16 .................  United Kingdom         1,100,000                 896,500
                                                                                                                      --------------
                                                                                                                           1,744,500
                                                                                                                      --------------
          DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES 0.1%
          ARAMARK Corp., senior note, 8.50%, 2/01/15 .....................   United States           800,000                 838,000
                                                                                                                      --------------
          DIVERSIFIED METALS & MINING 0.1%
          Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%,
             4/01/17 .....................................................   United States           900,000                 996,750
                                                                                                                      --------------
          DRUG RETAIL 0.1%
          CVS Caremark Corp., senior note, 5.75%, 6/01/17 ................   United States         1,200,000               1,219,004
                                                                                                                      --------------
          ELECTRIC UTILITIES 0.7%
          Consumers Energy Co., first mortgage, H, 4.80%, 2/17/09 ........   United States         1,000,000               1,003,726
          DPL Inc., senior note, 6.875%, 9/01/11 .........................   United States           500,000                 520,457
      (c) E.ON International Finance BV, 144A, 5.80%, 4/30/18 ............      Germany            6,000,000               6,043,410
          MidAmerican Energy Holdings Co., senior note, 3.50%, 5/15/08 ...   United States         1,000,000                 999,828
          Northeast Generation Co., senior secured note, B-1, 8.812%,
             10/15/26 ....................................................   United States           392,344                 430,597
                                                                                                                      --------------
                                                                                                                           8,998,018
                                                                                                                      --------------
          ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
          Hubbell Inc., 6.375%, 5/15/12 ..................................   United States         1,000,000               1,099,039
                                                                                                                      --------------
          ENVIRONMENTAL & FACILITIES SERVICES 0.0%(a)
          Waste Management Inc., senior note, 6.50%, 11/15/08 ............   United States           500,000                 507,570
                                                                                                                      --------------
          FERTILIZERS & AGRICULTURAL CHEMICALS 0.1%
      (c) Yara International ASA, 144A, 5.25%, 12/15/14 ..................       Norway            1,000,000                 968,808
                                                                                                                      --------------
          FOOD RETAIL 0.5%
          The Kroger Co., 6.15%, 1/15/20 .................................   United States         2,500,000               2,611,120
      (c) Tesco PLC, 144A, 6.15%, 11/15/37 ...............................  United Kingdom         4,900,000               4,789,064
                                                                                                                      --------------
                                                                                                                           7,400,184
                                                                                                                      --------------
          FOREST PRODUCTS 0.1%
          Weyerhaeuser Co., 6.75%, 3/15/12 ...............................   United States         1,000,000               1,047,232
                                                                                                                      --------------


                             Semiannual Report | 81

Franklin Investors Securities Trust

                                                                               COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION       PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  --------------    ----------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS (CONTINUED)
          GAS UTILITIES 0.0%(a)
      (c) Ras Laffan Liquefied Natural Gas Co. Ltd., 144A, 3.437%,
             9/15/09 .....................................................       Qatar               235,200          $      236,332
                                                                                                                      --------------
          GENERAL MERCHANDISE STORES 0.6%
          Target Corp.,
             6.00%, 1/15/18 ..............................................   United States         5,000,000               5,206,430
             6.50%, 10/15/37 .............................................   United States         2,800,000               2,834,899
                                                                                                                      --------------
                                                                                                                           8,041,329
                                                                                                                      --------------
          HEALTH CARE FACILITIES 0.1%
          Tenet Healthcare Corp., senior note, 9.875%, 7/01/14 ...........   United States         1,600,000               1,644,000
                                                                                                                      --------------
          HEALTH CARE SERVICES 0.7%
          DaVita Inc., senior sub. note, 7.25%, 3/15/15 ..................   United States           800,000                 806,000
          Medco Health Solutions Inc., 7.125%, 3/15/18 ...................   United States         4,500,000               4,733,748
          Quest Diagnostics Inc., 6.95%, 7/01/37 .........................   United States         4,000,000               4,098,328
                                                                                                                      --------------
                                                                                                                           9,638,076
                                                                                                                      --------------
          HOMEBUILDING 1.1%
          Centex Corp., senior note, 7.875%, 2/01/11 .....................   United States        10,000,000               9,780,910
          KB Home, senior note,
             6.25%, 6/15/15 ..............................................   United States           100,000                  90,500
             7.25%, 6/15/18 ..............................................   United States           700,000                 651,000
          Pulte Homes Inc., 4.875%, 7/15/09 ..............................   United States         5,000,000               4,850,000
                                                                                                                      --------------
                                                                                                                          15,372,410
                                                                                                                      --------------
          HOUSEWARES & SPECIALTIES 0.1%
          Jarden Corp., senior sub. note, 7.50%, 5/01/17 .................   United States         1,350,000               1,248,750
                                                                                                                      --------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
          NRG Energy Inc., senior note,
             7.25%, 2/01/14 ..............................................   United States           600,000                 618,000
             7.375%, 2/01/16 .............................................   United States           225,000                 232,313
             7.375%, 1/15/17 .............................................   United States           300,000                 309,750
      (c) Texas Competitive Electric Holdings Co. LLC, senior note, 144A,
             10.25%, 11/01/15 ............................................   United States         1,500,000               1,571,250
                                                                                                                      --------------
                                                                                                                           2,731,313
                                                                                                                      --------------
          INDUSTRIAL MACHINERY 0.1%
          RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14 ........   United States         1,250,000               1,256,250
                                                                                                                      --------------
          INSURANCE BROKERS 0.1%
      (c) Nationwide Mutual Insurance Co., 144A, 8.25%, 12/01/31 .........   United States         1,200,000               1,237,304
                                                                                                                      --------------
          INTEGRATED OIL & GAS 0.2%
          Hess Corp., 7.125%, 3/15/33 ....................................   United States           500,000                 557,169
      (c) LUKOIL International Finance BV, 144A, 6.656%, 6/07/22 .........      Russia             2,000,000               1,775,000
                                                                                                                      --------------
                                                                                                                           2,332,169
                                                                                                                      --------------


                             82 | Semiannual Report

Franklin Investors Securities Trust

                                                                               COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION       PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  --------------    ----------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS (CONTINUED)
          INTEGRATED TELECOMMUNICATION SERVICES 0.9%
          AT&T Inc.,
             4.95%, 1/15/13 ..............................................   United States         5,000,000          $    5,039,830
             (e) FRN, 3.278%, 11/14/08 ...................................   United States         1,000,000                 999,742
          Embarq Corp., senior note, 7.082%, 6/01/16 .....................   United States         2,500,000               2,485,900
      (c) Hutchison Whampoa International Ltd., senior note, 144A,
             6.25%, 1/24/14 ..............................................     Hong Kong           1,000,000               1,039,902
             7.45%, 11/24/33 .............................................     Hong Kong           1,000,000               1,095,014
          Telecom Italia Capital, senior note,
             4.95%, 9/30/14 ..............................................       Italy             1,500,000               1,394,895
             7.20%, 7/18/36 ..............................................       Italy             1,500,000               1,508,814
                                                                                                                      --------------
                                                                                                                          13,564,097
                                                                                                                      --------------
          INVESTMENT BANKING & BROKERAGE 1.9%
          Bear Stearns Cos. Inc., B, 4.55%, 6/23/10 ......................   United States         1,000,000                 991,467
          Charles Schwab Corp., senior note, 8.05%, 3/01/10 ..............   United States           750,000                 797,837
          The Goldman Sachs Group Inc.,
             5.125%, 1/15/15 .............................................   United States         1,000,000                 987,718
             sub. note, 6.75%, 10/01/37 ..................................   United States         2,700,000               2,657,399
          Lazard Group, senior note, 6.85%, 6/15/17 ......................   United States         4,850,000               4,530,487
          Lehman Brothers Holdings Inc., senior note, 6.875%, 5/02/18 ....   United States         6,000,000               6,151,914
          Merrill Lynch & Co. Inc., 6.875%, 4/25/18 ......................   United States         8,100,000               8,186,573
          Morgan Stanley, sub. note, 4.75%, 4/01/14 ......................   United States         1,500,000               1,410,069
                                                                                                                      --------------
                                                                                                                          25,713,464
                                                                                                                      --------------
          LIFE & HEALTH INSURANCE 0.8%
      (e) Lincoln National Corp., junior sub. deb., FRN, 6.05%, 4/20/67 ..   United States         3,800,000               3,272,465
      (c) Metropolitan Life Global Funding I, senior secured note, 144A,
             5.125%, 4/10/13 .............................................   United States         3,500,000               3,505,064
      (e) MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66 ...........   United States         4,000,000               3,613,900
                                                                                                                      --------------
                                                                                                                          10,391,429
                                                                                                                      --------------
          MANAGED HEALTH CARE 0.5%
          Coventry Health Care Inc., senior note, 6.30%, 8/15/14 .........   United States         4,750,000               4,644,422
          UnitedHealth Group Inc. 6.50%, 6/15/37 .........................   United States         2,300,000               2,137,546
                                                                                                                      --------------
                                                                                                                           6,781,968
                                                                                                                      --------------
          METAL & GLASS CONTAINERS 1.2%
          Crown European Holdings SA, senior secured note, 6.25%,
             9/01/11 .....................................................      France            10,000,000 EUR          15,379,297
          Owens-Brockway Glass Container Inc., senior note, 6.75%,
             12/01/14 ....................................................   United States           700,000                 714,000
                                                                                                                      --------------
                                                                                                                          16,093,297
                                                                                                                      --------------
          MORTGAGE REITS 0.1%
          iStar Financial Inc., senior note, 6.00%, 12/15/10 .............   United States         1,500,000               1,348,910
                                                                                                                      --------------


                             Semiannual Report | 83

Franklin Investors Securities Trust

                                                                               COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION       PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  --------------    ----------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS (CONTINUED)
          MOVIES & ENTERTAINMENT 1.5%
          Viacom Inc., senior note,
             5.75%, 4/30/11 ..............................................   United States        16,000,000          $   16,193,216
             6.25%, 4/30/16 ..............................................   United States         2,000,000               2,025,772
             6.125%, 10/05/17 ............................................   United States         2,500,000               2,514,222
                                                                                                                      --------------
                                                                                                                          20,733,210
                                                                                                                      --------------
          MULTI-LINE INSURANCE 0.2%
      (e) Genworth Financial Inc., junior sub. note, FRN, 6.15%, 11/15/66    United States         3,300,000               2,769,994
                                                                                                                      --------------
          MULTI-UTILITIES 0.2%
          CenterPoint Energy Inc., senior note,
             6.85%, 6/01/15 ..............................................   United States         1,000,000               1,046,939
             6.125%, 11/01/17 ............................................   United States         1,400,000               1,413,114
                                                                                                                      --------------
                                                                                                                           2,460,053
                                                                                                                      --------------
          OIL & GAS EQUIPMENT & SERVICES 0.3%
          Compagnie Generale de Geophysique-Veritas, senior note,
             7.50%, 5/15/15 ..............................................      France               200,000                 207,500
             7.75%, 5/15/17 ..............................................      France               400,000                 415,000
          Weatherford International Ltd., 7.00%, 3/15/38 .................   United States         3,400,000               3,677,131
                                                                                                                      --------------
                                                                                                                           4,299,631
                                                                                                                      --------------
          OIL & GAS EXPLORATION & PRODUCTION 0.9%
          Canadian Natural Resources Ltd., 5.90%, 2/01/18 ................      Canada             5,000,000               5,094,385
          Chesapeake Energy Corp., senior note,
             6.625%, 1/15/16 .............................................   United States         1,100,000               1,105,500
             6.25%, 1/15/18 ..............................................   United States           450,000                 441,000
      (c) Gaz Capital SA, 144A, 6.212%, 11/22/16 .........................    Luxembourg           2,800,000               2,653,000
          XTO Energy Inc., senior note, 5.90%, 8/01/12 ...................   United States         3,600,000               3,735,281
                                                                                                                      --------------
                                                                                                                          13,029,166
                                                                                                                      --------------
          OIL & GAS REFINING & MARKETING 0.5%
      (c) Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ....       Egypt               721,451                 724,418
      (c) Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 ......    Switzerland          1,100,000               1,042,250
          Valero Energy Corp., 6.125%, 6/15/17 ...........................   United States         4,400,000               4,449,359
                                                                                                                      --------------
                                                                                                                           6,216,027
                                                                                                                      --------------
          OIL & GAS STORAGE & TRANSPORTATION 0.1%
          The Williams Cos. Inc.,
             senior note, 7.625%, 7/15/19 ................................   United States           200,000                 217,000
             senior note, 7.875%, 9/01/21 ................................   United States           400,000                 439,000
             senior note, 8.75%, 3/15/32 .................................   United States           400,000                 475,000
                                                                                                                      --------------
                                                                                                                           1,131,000
                                                                                                                      --------------
          OTHER DIVERSIFIED FINANCIAL SERVICES 4.7%
      (d) Bank of America Corp., pfd., sub. bond, M, 8.125%, Perpetual ...   United States        10,000,000              10,232,300
      (c) Capmark Financial Group Inc., senior note, 144A, 6.30%,
             5/10/17 .....................................................   United States         1,200,000                 875,006


                             84 | Semiannual Report

Franklin Investors Securities Trust

                                                                               COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION       PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  --------------    ----------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS (CONTINUED)
          OTHER DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
          General Electric Capital Corp.,
             (e) FRN, 2.918%, 10/21/10 ...................................   United States         1,500,000          $    1,488,476
             senior note, 5.00%, 1/08/16 .................................   United States         2,000,000               1,982,692
             senior note, A, 8.50%, 4/06/18 ..............................   United States       245,000,000 MXN          23,149,069
      (c) Kaupthing Bank, 144A, 7.125%, 5/19/16 ..........................      Iceland            2,000,000               1,618,500
      (e) NiSource Finance Corp., senior note, FRN, 3.663%, 11/23/09 .....   United States         8,310,000               8,066,542
          Textron Financial Corp., 5.125%, 11/01/10 ......................   United States        16,750,000              17,149,705
                                                                                                                      --------------
                                                                                                                          64,562,290
                                                                                                                      --------------
          PACKAGED FOODS & MEATS 1.2%
          General Mills Inc., 6.00%, 2/15/12 .............................   United States        10,000,000              10,441,400
          Kellogg Co., 4.25%, 3/06/13 ....................................   United States         6,500,000               6,400,628
                                                                                                                      --------------
                                                                                                                          16,842,028
                                                                                                                      --------------
          PERSONAL PRODUCTS 0.6%
          Avon Products Inc., 5.125%, 1/15/11 ............................   United States         7,900,000               8,019,495
                                                                                                                      --------------
          PHARMACEUTICALS 0.4%
          Abbott Laboratories, 6.15%, 11/30/37 ...........................   United States         1,600,000               1,670,499
          Schering-Plough Corp., senior note, 6.00%, 9/15/17 .............   United States         3,700,000               3,746,165
                                                                                                                      --------------
                                                                                                                           5,416,664
                                                                                                                      --------------
          PUBLISHING 0.1%
          Dex Media Finance/West, senior sub. note, 9.875%, 8/15/13 ......   United States           100,000                  94,500
          R.H. Donnelley Corp.,
             senior discount note, A-1, 6.875%, 1/15/13 ..................   United States           100,000                  64,500
             senior discount note, A -2,6.875%, 1/15/13 ..................   United States           200,000                 129,000
             senior note, 8.875%, A-3,1/15/16 ............................   United States           800,000                 513,000
             (c) senior note, 144A, 8.875%, 10/15/17 .....................   United States           100,000                  65,000
                                                                                                                      --------------
                                                                                                                             866,000
                                                                                                                      --------------
          RAILROADS 0.1%
          Union Pacific Corp., 3.625%, 6/01/10 ...........................   United States         1,500,000               1,481,943
                                                                                                                      --------------
          REAL ESTATE MANAGEMENT & DEVELOPMENT 0.3%
          Colonial Realty LP, 5.50%, 10/01/15 ............................   United States         2,000,000               1,709,192
          ERP Operating LP, 5.75%, 6/15/17 ...............................   United States         2,000,000               1,881,234
                                                                                                                      --------------
                                                                                                                           3,590,426
                                                                                                                      --------------
          REGIONAL BANKS 0.4%
          Compass Bank, 6.40%, 10/01/17 ..................................   United States         3,700,000               3,591,335
      (e) Fifth Third Capital Trust IV, junior sub. note, FRN, 6.50%,
             4/15/67 .....................................................   United States         3,000,000               2,113,766
                                                                                                                      --------------
                                                                                                                           5,705,101
                                                                                                                      --------------
          SPECIALIZED FINANCE 0.3%
          CIT Group Funding Co. of Canada, senior note, 4.65%, 7/01/10 ...   United States         2,100,000               1,816,002
          CIT Group Inc., senior note, 7.625%, 11/30/12 ..................   United States         2,300,000               2,148,239
                                                                                                                      --------------
                                                                                                                           3,964,241
                                                                                                                      --------------


                             Semiannual Report | 85

Franklin Investors Securities Trust

                                                                               COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION       PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  --------------    ----------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS (CONTINUED)
          SPECIALIZED REITS 0.4%
          HCP Inc., senior note, 6.70%, 1/30/18 ..........................   United States         5,000,000          $    4,495,025
          Host Hotels & Resorts LP, senior note, 6.875%, 11/01/14 ........   United States           950,000                 940,500
          Host Marriott LP, senior note, K, 7.125%, 11/01/13 .............   United States           250,000                 250,313
                                                                                                                      --------------
                                                                                                                           5,685,838
                                                                                                                      --------------
          SPECIALTY CHEMICALS 0.5%
          RPM International Inc.,
             6.25%, 12/15/13 .............................................   United States         1,000,000               1,040,906
             6.50%, 2/15/18 ..............................................   United States         5,000,000               4,990,505
      (c) RPM U.K. G.P., 144A, 6.70%, 11/01/15 ...........................   United States         1,000,000               1,025,262
                                                                                                                      --------------
                                                                                                                           7,056,673
                                                                                                                      --------------
          TOBACCO 0.1%
          Reynolds American Inc., senior secured note, 7.625%, 6/01/16 ...   United States         1,000,000               1,065,137
                                                                                                                      --------------
          WIRELESS TELECOMMUNICATION SERVICES 0.5%
          Verizon New York Inc., senior deb.,
             A, 6.875%, 4/01/12 ..........................................   United States         4,700,000               4,956,578
             B, 7.375%, 4/01/32 ..........................................   United States         1,000,000               1,067,368
          Verizon Virginia Inc., A, 4.625%, 3/15/13 ......................   United States         1,000,000                 968,973
                                                                                                                      --------------
                                                                                                                           6,992,919
                                                                                                                      --------------
          TOTAL CORPORATE BONDS (COST $452,372,672) ......................                                               446,352,556
                                                                                                                      --------------
          CONVERTIBLE BONDS 1.4%
          BIOTECHNOLOGY 0.3%
          Amgen Inc., cvt., senior note, 0.375%, 2/01/13 .................   United States         2,000,000               1,705,372
          Protein Design Labs Inc., cvt., sub. note, 2.75%, 8/16/23 ......   United States         1,900,000               1,740,875
                                                                                                                      --------------
                                                                                                                           3,446,247
                                                                                                                      --------------
          COMPUTER & ELECTRONICS RETAIL 0.1%
          Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 .............   United States         1,800,000               1,973,250
                                                                                                                      --------------
          CONSTRUCTION MATERIALS 0.1%
          Headwaters Inc., cvt., senior sub. note, 2.875%, 6/01/16 .......   United States         1,700,000               1,328,125
                                                                                                                      --------------
          DATA PROCESSING & OUTSOURCED SERVICES 0.1%
      (c) VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%,
             6/15/12 .....................................................   United States         2,100,000               1,540,875
                                                                                                                      --------------
          INVESTMENT BANKING & BROKERAGE 0.2%
          Merrill Lynch & Co. Inc., cvt., senior note, zero cpn.,
             3/13/32 .....................................................   United States         2,100,000               2,390,682
                                                                                                                      --------------
          MORTGAGE REITS 0.2%
          CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34 .....   United States         3,600,000               3,108,960
                                                                                                                      --------------
          SEMICONDUCTORS 0.4%
          Intel Corp., cvt., sub. deb., 2.95%, 12/15/35 ..................   United States         1,206,000               1,210,691
      (c) Microchip Technology Inc., cvt., junior sub. note, 144A, 2.125%,
             12/15/37 ....................................................   United States         3,000,000               3,601,710
                                                                                                                      --------------
                                                                                                                           4,812,401
                                                                                                                      --------------
          TOTAL CONVERTIBLE BONDS (COST $20,121,774) .....................                                                18,600,540
                                                                                                                      --------------


                             86 | Semiannual Report

Franklin Investors Securities Trust

                                                                               COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION       PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  --------------    ----------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
             SECURITIES 25.6%
          CONSUMER FINANCE 8.2%
      (e) ACE Securities Corp., 2005-HE7, A2B, FRN, 3.075%, 11/25/35 .....   United States         4,952,135          $    4,885,179
      (e) American Express Credit Account Master Trust, 2002-5, A, FRN,
             2.886%, 2/15/12 .............................................   United States        21,300,000              21,155,062
      (e) Amortizing Residential Collateral Trust, 2002-BC1, M1, FRN,
             3.745%, 1/25/32 .............................................   United States           471,749                 419,681
      (e) Bank of America Credit Card Trust, 2007-A13, A13, FRN, 2.936%,
             4/15/12 .....................................................   United States        25,000,000              24,765,110
      (e) Chase Issuance Trust,
             2005-A3, A, FRN, 2.736%, 10/17/11 ...........................   United States        23,000,000              22,885,697
             2007-A9, A9, FRN, 2.746%, 6/16/14 ...........................   United States        16,450,000              15,694,498
      (e) Ford Credit Auto Owner Trust, 2007-B, A2B, FRN, 3.046%,
             6/15/10 .....................................................   United States        18,900,000              18,831,803
          Residential Asset Securities Corp.,
             2001-KS2, AI5, 7.014%, 6/25/31 ..............................   United States             9,088                   8,922
             2004-KS1, AI4, 4.213%, 4/25/32 ..............................   United States           908,937                 901,052
      (e)    2005-AHL2, A2, FRN, 3.155%, 10/25/35 ........................   United States         2,588,293               2,504,490
          Structured Asset Securities Corp.,
             (e) 2002-1A, 2A1, FRN, 6.261%, 2/25/32 ......................   United States            69,741                  57,938
                 2004-4XS, 1A4, 4.13%, 2/25/34 ...........................   United States           380,359                 381,722
                                                                                                                      --------------
                                                                                                                         112,491,154
                                                                                                                      --------------
          MORTGAGE REITS 1.2%
      (e) Master Asset-Backed Securities Trust, 2006-AB1, A1, FRN,
             3.035%, 2/25/36 .............................................   United States           351,569                 346,491
      (e) Ownit Mortgage Loan Asset-Backed Certificates, 2006-6, A2B,
             FRN, 3.005%, 9/25/37 ........................................   United States        18,230,360              16,312,032
                                                                                                                      --------------
                                                                                                                          16,658,523
                                                                                                                      --------------
          OTHER DIVERSIFIED FINANCIAL SERVICES 6.6%
      (e) Accredited Mortgage Loan Trust, 2005-4, A2B, FRN, 3.045%,
             12/25/35 ....................................................   United States         2,324,413               2,296,705
      (e) AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 3.535%,
             12/22/27 ....................................................   United States           225,924                 213,479
      (e) Asset-Backed Funding Certificates, 2005-HE2, A2C, FRN, 3.195%,
             6/25/35 .....................................................   United States         1,199,249               1,194,243
      (e) Asset-Backed Securities Corp. Home Equity Loan Trust, 2005-HE4,
             A1, FRN, 3.055%, 5/25/35 ....................................   United States           383,241                 381,844
      (e) Bear Stearns Commercial Mortgage Securities Inc., 2005-PW10, A4,
             FRN, 5.405%, 12/11/40 .......................................   United States         4,000,000               4,009,293
      (e) Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,
             2A2, FRN, 3.145%, 2/25/35 ...................................   United States         2,632,765               2,545,339
      (e) First Franklin Mortgage Loan Asset-Backed Certificates,
             2004-FF11, 1A2, FRN, 3.245%, 1/25/35 ........................   United States           760,092                 663,374
          JPMorgan Chase Commercial Mortgage Securities Corp.,
             (e) 2004-CB9, A4, FRN, 5.373%, 6/12/41 ......................   United States        11,324,540              11,536,166
                 2004-LN2, A2, 5.115%, 7/15/41 ...........................   United States           697,106                 692,720
             (e) 2005-LDP5, A4, FRN, 5.179%, 12/15/44 ....................   United States        32,000,000              31,855,354


                             Semiannual Report | 87

Franklin Investors Securities Trust

                                                                               COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                   ORGANIZATION       PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  --------------    ----------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
             SECURITIES (CONTINUED)
          OTHER DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
      (c) Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 .......   United States            53,549          $       53,154
      (c) Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A,
             5.35%, 2/10/39 ..............................................   United States         2,171,214               2,035,598
      (e) MBNA Credit Card Master Note Trust,
             2003-A9, A9, FRN, 2.846%, 2/15/11 ...........................   United States         5,360,000               5,354,350
             2005-A4, A4, FRN, 2.756%, 11/15/12 ..........................   United States         1,850,000               1,813,496
      (e) Morgan Stanley ABS Capital I,
             2006-NC3, A2B, FRN, 3.015%, 3/25/36 .........................   United States         9,146,931               8,936,209
             2006-NC4, A2A, FRN, 2.925%, 6/25/36 .........................   United States         1,281,068               1,273,096
             2006-WMC, 2A, FRN, 2.935%, 7/25/36 ..........................   United States         1,192,907               1,177,103
      (e) Morgan Stanley Capital I, 2004-IQ7, A4, FRN, 5.406%, 6/15/38 ...   United States         6,900,000               6,969,482
      (e) Permanent Financing PLC, 8, 2A, FRN, 3.060%, 6/10/14 ...........  United Kingdom         1,000,000                 999,820
      (e) Securitized Asset-Backed Receivables LLC Trust, 2006-FR2, A2,
             FRN, 3.045%, 3/25/36 ........................................   United States         7,200,000               6,844,185
                                                                                                                      --------------
                                                                                                                          90,845,010
                                                                                                                      --------------
          THRIFTS & MORTGAGE FINANCE 9.6%
          Citigroup/Deutsche Bank Commercial Mortgage Trust,
             (e) 2005-CD1, A4, FRN, 5.225%, 7/15/44 ......................   United States        15,350,000              15,295,985
             (e) 2005-CD1, E, FRN, 5.40%, 7/15/44 ........................   United States         4,500,000               3,690,569
             (e) 2006-CD3, A5, FRN, 5.617%, 10/15/48 .....................   United States        13,500,000              13,426,966
                 2007-CD4, B, 5.447%, 12/11/49 ...........................   United States         4,100,000               3,000,426
                 2007-CD4, C, 5.476%, 12/11/49 ...........................   United States        14,200,000              10,089,035
          Countrywide Asset-Backed Certificates,
                 2004-7, AF4, 4.774%, 8/25/32 ............................   United States           284,936                 279,169
             (e) 2004-9, AF4, FRN, 4.649%, 10/25/32 ......................   United States           633,290                 632,723
          FHLMC,
                 2643, OG, 5.00%, 7/15/32 ................................   United States         3,182,750               3,024,756
             (e) 2942, TF, FRN, 5.67%, 3/15/35 ...........................   United States         4,100,448               4,058,934
          FNMA,
             (e) 2005-122, FN, FRN, 3.245%, 1/25/36 ......................   United States         4,872,464               4,610,926
                 G93-33, K, 7.00%, 9/25/23 ...............................   United States         1,153,405               1,217,458
          GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%,
             1/10/38 .....................................................   United States         1,578,354               1,575,045
          Greenwich Capital Commercial Funding Corp.,
                 2004-GG1, A7, 5.317%, 6/10/36 ...........................   United States        11,680,000              11,879,459
                 2005-GG5, A5, 5.224%, 4/10/37 ...........................   United States         9,250,000               9,179,012
             (e) 2006-GG7, A4, FRN, 5.913%, 7/10/38 ......................   United States        21,200,000              21,632,603
                 2007-GG9, C, 5.554%, 3/10/39 ............................   United States         6,438,000               4,612,775
      (e) GS Mortgage Securities Corp. II,
                 2006-GG6, A4, FRN, 5.553%, 4/10/38 ......................   United States         7,300,000               7,271,458
             (c) 2007-E0P, A1, 144A, FRN, 2.831%, 3/06/20 ................   United States         2,285,034               2,126,510
      (e) HSI Asset Securitization Corp. Trust, 2006-OPT4, 2A2, FRN,
             3.005%, 3/25/36 .............................................   United States         5,016,054               4,954,107


                             88 | Semiannual Report

Franklin Investors Securities Trust

                                                                                COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                    ORGANIZATION     PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  ----------------  ---------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
             SECURITIES (CONTINUED)
          THRIFTS & MORTGAGE FINANCE (CONTINUED)
          LB-UBS Commercial Mortgage Trust, 2005-C5, A4, 4.954%,
             9/15/30 .....................................................    United States       10,545,000         $   10,325,308
                                                                                                                     --------------
                                                                                                                        132,883,224
                                                                                                                     --------------
          TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE- BACKED
             SECURITIES (COST $363,743,652) ..............................                                              352,877,911
                                                                                                                     --------------
          MORTGAGE-BACKED SECURITIES 41.0%
      (e) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.7%
          FHLMC, 5.22%, 11/01/27 .........................................    United States        6,736,284              6,888,556
          FHLMC, 5.97%, 10/01/36 .........................................    United States          148,032                151,523
          FHLMC, 6.359%, 4/01/32 .........................................    United States          990,763                999,515
          FHLMC, 6.569%, 4/01/30 .........................................    United States          525,576                532,051
          FHLMC, 7.135%, 9/01/32 .........................................    United States          546,695                550,194
          FHLMC, 7.275%, 3/01/25 .........................................    United States          144,552                150,058
                                                                                                                     --------------
                                                                                                                          9,271,897
                                                                                                                     --------------
          FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 20.4%
          FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 ..................    United States          724,607                733,074
      (f) FHLMC Gold 15 Year, 5.50%, 5/01/20 .............................    United States       25,000,000             25,449,225
          FHLMC Gold 15 Year, 5.50%, 11/01/22 ............................    United States        4,404,000              4,487,662
          FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22 ...................    United States        8,891,354              9,166,741
          FHLMC Gold 30 Year, 5.00%, 8/01/33 - 5/01/34 ...................    United States        2,691,869              2,654,681
      (f) FHLMC Gold 30 Year, 5.00%, 5/15/37 .............................    United States       74,300,000             73,011,341
      (g) FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37 ..................    United States       20,881,010             21,038,743
          FHLMC Gold 30 Year, 5.50%, 11/01/37 ............................    United States       25,294,951             25,485,345
      (f) FHLMC Gold 30 Year, 6.00%, 5/01/31 .............................    United States       71,500,000             73,142,284
          FHLMC Gold 30 Year, 6.00%, 5/01/33 - 8/01/34 ...................    United States        3,004,974              3,087,373
          FHLMC Gold 30 Year, 6.50%, 4/01/28 - 1/01/35 ...................    United States          967,560              1,008,030
      (f) FHLMC Gold 30 Year, 6.50%, 5/15/36 .............................    United States       39,000,000             40,395,459
          FHLMC Gold 30 Year, 7.00%, 1/01/28 - 1/01/31 ...................    United States          610,356                649,275
          FHLMC Gold 30 Year, 7.50%, 3/01/32 .............................    United States           84,116                 90,727
          FHLMC Gold 30 Year, 8.50%, 8/01/30 .............................    United States            9,834                 10,910
          FHLMC Gold 30 Year, 9.00%, 1/01/22 .............................    United States          128,822                138,014
          FHLMC Gold 30 Year, 10.00%, 10/01/30 ...........................    United States          280,758                330,968
          FHLMC PC 30 Year, 8.50%, 5/01/12 ...............................    United States            1,350                  1,364
                                                                                                                     --------------
                                                                                                                        280,881,216
                                                                                                                     --------------
      (e) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
             RATE 2.2%
          FNMA, 3.244%, 1/01/17 ..........................................    United States          639,501                637,606
          FNMA, 4.366%, 2/01/34 ..........................................    United States        2,743,463              2,746,980
          FNMA, 4.60%, 12/01/34 ..........................................    United States        1,431,450              1,439,021
          FNMA, 4.93%, 4/01/35 ...........................................    United States        5,874,646              5,913,203
          FNMA, 5.22%, 8/01/33 - 9/01/34 .................................    United States       14,094,705             14,136,563
          FNMA, 5.615%, 12/01/27 .........................................    United States          485,942                487,437
          FNMA, 5.627%, 3/01/33 ..........................................    United States          555,749                555,756


                               Semiannual Report | 89

Franklin Investors Securities Trust

                                                                                COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                    ORGANIZATION     PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  ----------------  ---------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          MORTGAGE-BACKED SECURITIES (CONTINUED)
      (e) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE
             (CONTINUED)
          FNMA, 5.633%, 6/01/33 ..........................................    United States          460,193         $      460,202
          FNMA, 5.961%, 10/01/32 .........................................    United States        1,139,896              1,158,285
          FNMA, 5.985%, 9/01/19 ..........................................    United States           12,536                 12,778
          FNMA, 5.992%, 12/01/34 .........................................    United States          946,277                963,364
          FNMA, 6.243%, 12/01/24 .........................................    United States           58,475                 60,805
          FNMA, 6.316%, 5/01/25 ..........................................    United States          159,370                160,291
          FNMA, 6.467%, 11/01/31 .........................................    United States          435,974                442,455
          FNMA, 6.479%, 12/01/22 .........................................    United States          215,781                217,913
          FNMA, 6.581%, 6/01/17 ..........................................    United States           87,737                 88,316
          FNMA, 6.75%, 6/01/15 ...........................................    United States          100,689                101,653
          FNMA, 7.231%, 6/01/32 ..........................................    United States          162,894                166,451
                                                                                                                     --------------
                                                                                                                         29,749,079
                                                                                                                     --------------
          FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 17.6%
          FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19 .........................    United States        1,707,226              1,696,322
          FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 .........................    United States        1,568,967              1,586,857
          FNMA 15 Year, 5.50%, 1/01/14 - 2/01/18 .........................    United States          892,188                914,038
          FNMA 15 Year, 6.00%, 8/01/16 - 9/01/22 .........................    United States        2,807,581              2,895,151
          FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16 .........................    United States           45,238                 47,081
          FNMA 30 Year, 5.00%, 8/01/36 - 2/01/37 .........................    United States       20,923,852             20,579,250
      (f) FNMA 30 Year, 5.00%, 5/15/37 ...................................    United States       28,575,000             28,070,480
      (g) FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37 .........................    United States       73,080,606             73,608,032
          FNMA 30 Year, 6.00%, 9/01/32 - 11/01/35 ........................    United States        6,627,520              6,799,710
      (f) FNMA 30 Year, 6.00%, 5/15/38 ...................................    United States       76,750,000             78,464,902
          FNMA 30 Year, 6.50%, 5/01/28 - 8/01/32 .........................    United States        2,150,312              2,242,070
      (f) FNMA 30 Year, 6.50%, 5/15/37 ...................................    United States       23,850,000             24,681,029
          FNMA 30 Year, 7.50%, 1/01/30 ...................................    United States           74,760                 80,724
          FNMA 30 Year, 8.50%, 5/01/32 ...................................    United States          237,362                261,488
          FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 ........................    United States          813,067                898,774
                                                                                                                     --------------
                                                                                                                        242,825,908
                                                                                                                     --------------
      (e) GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE
             RATE 0.0%(a)
          GNMA, 5.125%, 10/20/26 .........................................    United States          103,794                104,327
          GNMA, 5.375%, 1/20/23 ..........................................    United States           49,245                 50,146
                                                                                                                     --------------
                                                                                                                            154,473
                                                                                                                     --------------
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 0.1%
          GNMA I SF 15 Year, 7.00%, 2/15/09 ..............................    United States            8,437                  8,662
          GNMA I SF 30 Year, 6.50%, 10/15/31 - 4/15/32 ...................    United States          134,990                141,051
          GNMA I SF 30 Year, 7.00%, 10/15/27 - 4/15/28 ...................    United States           60,883                 65,295
          GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26 ....................    United States          421,096                452,953
          GNMA I SF 30 Year, 8.00%, 8/15/16 - 7/15/17 ....................    United States          204,334                221,850
          GNMA I SF 30 Year, 9.00%, 9/15/25 - 8/15/30 ....................    United States            8,826                  9,710
          GNMA II SF 30 Year, 6.00%, 5/20/31 .............................    United States           43,068                 44,413
          GNMA II SF 30 Year, 6.50%, 3/20/28 - 4/20/31 ...................    United States           32,063                 33,481


                             90 | Semiannual Report

Franklin Investors Securities Trust

                                                                                COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                    ORGANIZATION     PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  ----------------  ---------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          MORTGAGE-BACKED SECURITIES (CONTINUED)
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE
             (CONTINUED)
          GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33 ...................    United States          230,489         $      246,826
          GNMA II SF 30 Year, 8.00%, 1/20/27 - 7/20/27 ...................    United States          238,571                260,280
                                                                                                                     --------------
                                                                                                                          1,484,521
                                                                                                                     --------------
          TOTAL MORTGAGE-BACKED SECURITIES (COST $560,611,418) ...........                                              564,367,094
                                                                                                                     --------------
          FOREIGN GOVERNMENT AND AGENCY SECURITIES 8.5%
          European Investment Bank,
             4.50%, 5/15/13 ..............................................  Supranational(h)       2,700,000 NOK            514,435
             (e) senior note, FRN, 0.751%, 9/21/11 .......................  Supranational(h)     550,000,000 JPY          5,288,375
   (e, i) Government of Argentina, senior bond, FRN, 3.092%, 8/03/12 .....      Argentina          2,225,000              1,183,765
      (j) Government of Ghana, Reg S, 8.50%, 10/04/17 ....................        Ghana              300,000                313,575
          Government of Indonesia,
             14.25%, 6/15/13 .............................................      Indonesia      7,995,000,000 IDR            923,709
             11.50%, 9/15/19 .............................................      Indonesia     12,200,000,000 IDR          1,207,277
             12.80%, 6/15/21 .............................................      Indonesia      9,705,000,000 IDR          1,030,013
             12.90%, 6/15/22 .............................................      Indonesia     21,000,000,000 IDR          2,228,824
             11.00%, 9/15/25 .............................................      Indonesia     21,230,000,000 IDR          1,985,565
      (j) Government of Iraq, Reg S, 5.80%, 1/15/28 ......................        Iraq             3,200,000              2,199,552
          Government of Malaysia,
             6.45%, 7/01/08 ..............................................      Malaysia           4,300,000 MYR          1,368,173
             4.305%, 2/27/09 .............................................      Malaysia          20,200,000 MYR          6,444,855
             7.00%, 3/15/09 ..............................................      Malaysia           2,210,000 MYR            721,487
             3.756%, 4/28/11 .............................................      Malaysia           4,965,000 MYR          1,585,634
             3.833%, 9/28/11 .............................................      Malaysia           3,035,000 MYR            971,840
             3.814%, 2/15/17 .............................................      Malaysia           4,470,000 MYR          1,410,463
             4.24%, 2/07/18 ..............................................      Malaysia          20,750,000 MYR          6,744,473
          Government of Mexico, 10.00%, 12/05/24 .........................      Mexico               400,000 (k)MXN       4,532,857
          Government of Norway,
             5.50%, 5/15/09 ..............................................       Norway           20,000,000 NOK          3,936,116
             6.00%, 5/16/11 ..............................................       Norway            6,200,000 NOK          1,260,769
             6.50%, 5/15/13 ..............................................       Norway           35,500,000 NOK          7,566,986
          Government of Peru,
             7.84%, 8/12/20 ..............................................        Peru             1,100,000 PEN            431,298
             7, 8.60%, 8/12/17 ...........................................        Peru             3,200,000 PEN          1,305,666
          Government of Poland, 6.00%, 5/24/09 ...........................       Poland           22,350,000 PLN         10,085,846
          Government of Singapore,
             5.625%, 7/01/08 .............................................      Singapore          1,830,000 SGD          1,359,913
             4.375%, 1/15/09 .............................................      Singapore          2,900,000 SGD          2,189,066
             2.375%, 10/01/09 ............................................      Singapore            170,000 SGD            127,733
          Government of Sweden,
             6.50%, 5/05/08 ..............................................       Sweden           50,375,000 SEK          8,414,134
             5.00%, 1/28/09 ..............................................       Sweden           57,300,000 SEK          9,625,753
             5.50%, 10/08/12 .............................................       Sweden            2,880,000 SEK            509,572
      (e) Government of Vietnam, FRN, 3.625%, 3/12/16 ....................       Vietnam             187,826                186,372
      (e) KfW Bankengruppe, FRN, 0.658%, 8/08/11 .........................       Germany         705,000,000 JPY          6,774,506


                             Semiannual Report | 91

Franklin Investors Securities Trust

                                                                                COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                    ORGANIZATION     PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  ----------------  ---------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
          FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
          Korea Treasury Bond,
             5.25%, 9/10/12 ..............................................     South Korea     1,800,000,000 KRW     $    1,816,652
             5.50%, 9/10/17 ..............................................     South Korea     5,190,000,000 KRW          5,322,392
             5.25%, 3/10/27 ..............................................     South Korea     2,001,000,000 KRW          2,021,489
          Nota Do Tesouro Nacional, 9.762%,
             1/01/14 .....................................................       Brazil                1,900(l) BRL         987,330
             1/01/17 .....................................................       Brazil               21,975(l) BRL      10,954,557
      (c) Peru Enhanced Pass-Through Finance Ltd., senior secured bond,
             A-1, 144A, zero cpn., 5/31/18 ...............................        Peru             1,350,000                921,375
                                                                                                                     --------------
          TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
             (COST $107,604,321) .........................................                                              116,452,397
                                                                                                                     --------------
   (e, m) SENIOR FLOATING RATE INTERESTS 5.7%
          APPAREL, ACCESSORIES & LUXURY GOODS 0.1%
          Warnaco Inc., Term Loan, 4.079% - 6.62%, 1/31/13 ...............    United States          967,358                909,316
          The William Carter Co., Term Loan B, 4.384% - 4.399%,
             7/14/12 .....................................................    United States          674,655                644,296
                                                                                                                     --------------
                                                                                                                          1,553,612
                                                                                                                     --------------
          ASSET MANAGEMENT & CUSTODY BANKS 0.2%
          Nuveen Investments Inc., Term Loan B, 5.863% - 5.886%,
             11/13/14 ....................................................    United States        2,200,000              2,101,343
                                                                                                                     --------------
          AUTO PARTS & EQUIPMENT 0.1%
          Allison Transmission, Term Loan B, 5.48% - 5.74%, 8/07/14 ......    United States        1,492,500              1,402,817
                                                                                                                     --------------
          BROADCASTING & CABLE TV 0.7%
          Citadel Broadcasting Corp., Term Loan B, 4.305% - 4.495%,
             6/12/14 .....................................................    United States          900,000                776,250
          CSC Holdings Inc. (Cablevision), Incremental Term Loan, 4.477%,
             3/29/13 .....................................................    United States        1,329,109              1,283,421
          Entravision Communications Corp., Term Loan B, 4.20%,
             3/29/13 .....................................................    United States          572,589                511,036
          MCC Iowa,
             Term Loan D-1, 4.46% - 4.65%, 1/31/15 .......................    United States          928,320                847,092
             Term Loan D-2 (Delayed Draw), 4.46% - 4.65%, 1/31/15 ........    United States           87,394                 79,747
          Univision Communications Inc., Initial Term Loan, 6.25%,
             9/29/14 .....................................................    United States        1,900,000              1,604,907
      (f) UPC Financing Partnership, Term Loan N, 4.459%, 12/31/14 .......     Netherlands         4,230,000              3,988,099
                                                                                                                     --------------
                                                                                                                          9,090,552
                                                                                                                     --------------
          BUILDING PRODUCTS 0.1%
          NCI Building Systems Inc., Term Loan B, 4.30% - 4.40%,
             6/18/10 .....................................................    United States          909,662                875,550
                                                                                                                     --------------
          CASINOS & GAMING 0.2%
          Penn National Gaming Inc., Term Loan B, 6.00%, 10/03/12 ........    United States          500,000                484,722
          VML U.S. Finance LLC (Venetian Macau),
             Delay Draw, 4.95%, 5/25/12 ..................................        Macau              949,541                907,465
             New Project Term Loans, 4.95%, 5/25/13 ......................        Macau              182,721                174,624
             Term Loan B, 4.95%, 5/24/13 .................................        Macau            1,767,738              1,689,406
                                                                                                                     --------------
                                                                                                                          3,256,217
                                                                                                                     --------------


                             92 | Semiannual Report

Franklin Investors Securities Trust

                                                                                COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                    ORGANIZATION     PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  ----------------  ---------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
   (e, m) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          COAL & CONSUMABLE FUELS 0.1%
          Alpha Natural Resources LLC, Term Loan B, 4.421%, 10/26/12 .....    United States          932,500         $      911,519
                                                                                                                     --------------
          CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 0.1%
      (f) Oshkosh Truck Corp., Term Loan B, 4.76%, 12/06/13 ..............    United States        1,000,000                960,278
                                                                                                                     --------------
          DATA PROCESSING & OUTSOURCED SERVICES 0.5%
          Affiliated Computer Services Inc., Term Loan B, 4.886%,
             3/20/13 .....................................................    United States          977,500                944,738
      (f) First Data Corp., Term Loan B-2, 5.349% - 5.446%, 9/24/14 ......    United States        3,590,996              3,383,494
          SunGard Data Systems Inc., New U.S. Term Loan, 4.878%,
             2/28/14 .....................................................    United States        2,447,854              2,324,626
                                                                                                                     --------------
                                                                                                                          6,652,858
                                                                                                                     --------------
          DIVERSIFIED CHEMICALS 0.2%
          Celanese U.S. Holdings LLC, Dollar Term Loan, 4.188%, 4/02/14 ..    United States        1,388,992              1,344,718
          Huntsman International LLC, Term Loan B, 4.636%, 4/19/14 .......    United States          693,786                673,297
          Ineos U.S. Finance LLC,
             Term Loan B2, 6.25%, 12/16/13 ...............................    United States          245,000                229,152
             Term Loan C2, 6.75%, 12/23/14 ...............................    United States          245,000                229,152
                                                                                                                     --------------
                                                                                                                          2,476,319
                                                                                                                     --------------
          DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES 0.5%
          Affinion Group Inc., Term Loan B, 5.395% - 5.57%, 10/17/12 .....    United States          500,000                472,500
          ARAMARK Corp.,
             Synthetic L/C, 5.198%, 1/26/14 ..............................    United States           50,120                 48,134
             Term Loan B, 4.571%, 1/26/14 ................................    United States          788,925                757,664
      (f) Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 5.346%,
             8/09/13 .....................................................    United States        2,714,830              2,574,563
          West Corp., Term Loan B-2, 5.238% - 5.465%, 10/24/13 ...........    United States        3,200,000              2,933,111
                                                                                                                     --------------
                                                                                                                          6,785,972
                                                                                                                     --------------
          EDUCATION SERVICES 0.2%
      (f) Education Management LLC, Term Loan C, 4.50%, 6/01/13 ..........    United States        2,620,957              2,344,118
          Laureate Education Inc., Closing Date Term Loan, 5.966%,
             8/17/14 .....................................................    United States          760,632                704,345
                                                                                                                     --------------
                                                                                                                          3,048,463
                                                                                                                     --------------
          ELECTRICAL COMPONENTS & EQUIPMENT 0.0%(a)
          EnerSys Capital Inc., New 2007 Term Loans, 4.349% - 4.878%,
             3/17/11 .....................................................    United States          498,737                468,190
                                                                                                                     --------------
          ELECTRONIC EQUIPMENT MANUFACTURERS 0.0%(a)
          Sensus Metering Systems Inc.,
             Term Loan B1, 4.818% - 6.901%, 12/17/10 .....................    United States          176,087                158,478
             Term Loan B2, 6.718% - 6.901%, 12/17/10 .....................     Luxembourg             12,147                 10,932
                                                                                                                     --------------
                                                                                                                            169,410
                                                                                                                     --------------


                             Semiannual Report | 93

Franklin Investors Securities Trust

                                                                                COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                    ORGANIZATION     PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  ----------------  ---------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
   (e, m) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          ENVIRONMENTAL & FACILITIES SERVICES 0.1%
          Allied Waste North America Inc.,
             Credit Link, 5.50%, 3/28/14 .................................    United States          274,016         $      265,173
             Term Loan B, 4.08% - 4.59%, 3/28/14 .........................    United States          455,758                441,049
                                                                                                                     --------------
                                                                                                                            706,222
                                                                                                                     --------------
          HEALTH CARE FACILITIES 0.5%
      (f) Community Health Systems Inc., Term Loan, 5.335%, 7/25/14 ......    United States        2,001,340              1,920,132
          HCA Inc.,
             Term Loan A-1, 4.196%, 11/16/12 .............................    United States        2,890,403              2,734,442
             Term Loan B-1, 4.946%, 11/18/13 .............................    United States        1,216,719              1,157,462
          Health Management Associates Inc., Term Loan B, 4.446%,
             2/28/14 .....................................................    United States          367,105                339,704
          Iasis Healthcare LLC,
             Delayed Draw Term Loan, 4.863%, 3/14/14 .....................    United States          238,891                228,937
             Initial Term Loan, 4.881%, 3/14/14 ..........................    United States          692,162                663,321
             Synthetic L/C, 2.609%, 3/14/14 ..............................    United States           63,704                 61,050
                                                                                                                     --------------
                                                                                                                          7,105,048
                                                                                                                     --------------
          HEALTH CARE SERVICES 0.1%
          DaVita Inc., Term Loan B-1, 4.20% - 4.60%, 10/05/12 ............    United States          815,000                781,937
          Fresenius Medical Care Holdings Inc., Term Loan B, 3.954% -
             6.205%, 3/31/13 .............................................    United States        1,101,786              1,067,527
                                                                                                                     --------------
                                                                                                                          1,849,464
                                                                                                                     --------------
          HOUSEHOLD PRODUCTS 0.0%(a)
          Central Garden & Pet Co., Term Loan B, 4.30% - 4.37%, 9/30/12 ..    United States          709,780                624,016
                                                                                                                     --------------
          HOUSEWARES & SPECIALTIES 0.2%
          Jarden Corp.,
             Term Loan B1, 4.446%, 1/24/12 ...............................    United States          723,493                689,781
             Term Loan B2, 4.446%, 1/24/12 ...............................    United States          878,504                837,568
          Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 6.718%,
             12/21/11 ....................................................    United States          812,195                782,414
                                                                                                                     --------------
                                                                                                                          2,309,763
                                                                                                                     --------------
          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.3%
          Dynegy Holdings Inc.,
             Term L/C Facility, 4.363%, 4/02/13 ..........................    United States          923,913                872,328
             Term Loan B, 4.363%, 4/02/13 ................................    United States          75,707                  71,480
      (f) NRG Energy Inc.,
             Credit Link, 6.48%, 2/01/13 .................................    United States          364,438                350,453
             Term Loan, 6.58%, 2/01/13 ...................................    United States          761,155                731,946
          Texas Competitive Electric Holdings Co. LLC,
             Term Loan B-2, 6.478% - 6.596%, 10/10/14 ....................    United States        1,500,000              1,439,062
             Term Loan B-3, 6.478% - 6.596%, 10/10/14 ....................    United States        1,496,241              1,434,428
                                                                                                                     --------------
                                                                                                                          4,899,697
                                                                                                                     --------------


                             94 | Semiannual Report

Franklin Investors Securities Trust

                                                                                COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                    ORGANIZATION     PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  ----------------  ---------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
   (e, m) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          INDUSTRIAL CONGLOMERATES 0.0%(a)
          GPS CCMP Merger Corp. (Generac), Term Loan B, 5.184%,
             11/12/13 ....................................................    United States          530,719         $      430,413
          TriMas Co. LLC,
             Term Loan B, 5.146% - 5.157%, 8/02/13 .......................    United States          205,479                190,068
             Tranche B-1 L/C, 7.086%, 8/02/13 ............................    United States           48,141                 44,530
                                                                                                                     --------------
                                                                                                                            665,011
                                                                                                                     --------------
          INTEGRATED TELECOMMUNICATION SERVICES 0.0%(a)
      (f) Wind Telecomunicazioni SpA,
             Term Loan B-2, 6.875%, 9/30/13 ..............................        Italy              250,000                243,835
             Term Loan C-2, 7.375%, 9/30/14 ..............................        Italy              250,000                245,903
                                                                                                                     --------------
                                                                                                                            489,738
                                                                                                                     --------------
          INVESTMENT BANKING & BROKERAGE 0.1%
          TD Ameritrade Holding Corp., Term Loan B, 4.37%, 12/31/12 ......    United States          983,088                962,110
                                                                                                                     --------------
          LIFE & HEALTH INSURANCE 0.1%
          Conseco Inc., Term Loan, 4.863%, 10/10/13 ......................    United States        1,389,439              1,065,237
                                                                                                                     --------------
          MOVIES & ENTERTAINMENT 0.2%
          Cinemark USA Inc., Term Loan, 4.46% - 4.82%, 10/05/13 ..........    United States          885,284                846,206
      (f) Regal Cinemas Corp., Term Loan, 4.196%, 10/27/13 ...............    United States        1,586,216              1,509,879
                                                                                                                     --------------
                                                                                                                          2,356,085
                                                                                                                     --------------
          OFFICE SERVICES & SUPPLIES 0.0%(a)
          Acco Brands Corp., Term Loan B, 4.292% - 4.82%, 8/17/12 ........    United States          622,785                596,316
                                                                                                                     --------------
          PACKAGED FOODS & MEATS 0.0%(a)
          Dean Foods Co., Term Loan B, 4.45% - 4.62%, 4/02/14 ............    United States          495,000                473,206
                                                                                                                     --------------
          PAPER PRODUCTS 0.2%
          Domtar Corp., Term Loan, 4.175%, 3/07/14 .......................    United States          872,360                839,568
          Georgia-Pacific Corp.,
             Additional Term Loan, 4.446% - 4.74%, 12/20/12 ..............    United States          493,750                474,386
             (f) Term Loan B, 4.446% - 4.835%, 12/20/12 ..................    United States        1,332,974              1,280,697
                                                                                                                     --------------
                                                                                                                          2,594,651
                                                                                                                     --------------
          PUBLISHING 0.1%
          Idearc Inc., Term Loan B, 4.70% - 4.86%, 11/17/14 ..............    United States          987,500                817,156
          Tribune Co., Term Loan B, 5.542%, 5/16/14 ......................    United States        1,191,000                885,807
                                                                                                                     --------------
                                                                                                                          1,702,963
                                                                                                                     --------------
          RESTAURANTS 0.1%
          OSI Restaurant Partners LLC (Outback),
             Pre-Funded Revolving Credit, 2.67%, 6/14/13 .................    United States          106,383                 92,863
             Term Loan B, 5.00%, 6/14/14 .................................    United States        1,336,941              1,167,039
                                                                                                                     --------------
                                                                                                                          1,259,902
                                                                                                                     --------------
          RETAIL REITS 0.1%
          Capital Automotive, Term Loan B, 4.46%, 12/15/10 ...............    United States          940,723                912,355
                                                                                                                     --------------


                             Semiannual Report | 95

Franklin Investors Securities Trust

                                                                                COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                    ORGANIZATION     PRINCIPAL AMOUNT(b)        VALUE
--------------------------------------------------------------------------  ----------------  ---------------------  --------------
          LONG TERM INVESTMENTS (CONTINUED)
   (e, m) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          SEMICONDUCTORS 0.0%(a)
          Fairchild Semiconductor Corp., Initial Term Loan, 4.196%,
             6/26/13 .....................................................    United States          498,731         $      472,548
                                                                                                                     --------------
          SPECIALTY CHEMICALS 0.2%
          Hexion Specialty Chemicals BV, Term Loan C-5, 5.00%, 5/03/13 ...     Netherlands           992,500                938,223
          Nalco Co., Term Loan B, 4.477% - 6.48%, 11/04/10 ...............    United States          204,891                202,266
          Oxbow Carbon LLC,
             Delayed Draw Term Loan, 4.863%, 5/08/14 .....................    United States           96,141                 87,208
             Term Loan B, 4.718% - 5.75%, 5/08/14 ........................    United States        1,073,904                974,120
          Rockwood Specialties Group Inc., Term Loan E, 4.399%, 7/30/12 ..    United States        1,000,000                954,028
                                                                                                                     --------------
                                                                                                                          3,155,845
                                                                                                                     --------------
          TIRES & RUBBER 0.1%
          United Components Inc., Term Loan D, 4.72% - 5.10%, 6/29/12 ....    United States          844,444                793,254
                                                                                                                     --------------
          WIRELESS TELECOMMUNICATION SERVICES 0.3%
          Alltel Communications Inc.,
             (f) Term Loan B-1, 6.75%, 6/30/15 ...........................    United States          200,000                183,583
             Term Loan B-3, 5.466%, 5/18/15 ..............................    United States        4,052,954              3,732,471
                                                                                                                     --------------
                                                                                                                          3,916,054
                                                                                                                     --------------
          TOTAL SENIOR FLOATING RATE INTERESTS (COST $80,287,487)                                                        78,662,585
                                                                                                                     --------------
          CREDIT - LINKED STRUCTURED NOTE (COST $1,201,748) 0.1%
          DIVERSIFIED BANKS 0.1%
(c, e, n) Credit Suisse First Boston International, 144A, FRN, 4.842%,
             3/20/09 .....................................................    United States        1,200,000              1,209,000
                                                                                                                     --------------
          MUNICIPAL BONDS 1.1%
          California State GO,
             Refunding, 5.00%, 4/01/38 ...................................    United States       10,000,000              9,953,400
             Various Purpose, Refunding, 5.25%, 3/01/38 ..................    United States        4,700,000              4,815,667
                                                                                                                     --------------
          TOTAL MUNICIPAL BONDS (COST $14,680,952) .......................                                               14,769,067
                                                                                                                     --------------
          TOTAL LONG TERM INVESTMENTS (COST $1,623,604,713) ..............                                            1,615,244,774
                                                                                                                     --------------
          SHORT TERM INVESTMENTS 8.1%
          FOREIGN GOVERNMENT AND AGENCY SECURITIES 0.5%
      (o) Egypt Treasury Bills, 7/01/08 - 1/13/09 ........................        Egypt           13,650,000 EGP          2,466,633
          Government of Malaysia, 3.562%, 7/15/08 ........................      Malaysia             620,000 MYR            196,349
      (o) Malaysia Treasury Bill, 9/23/08 ................................      Malaysia          12,560,000 MYR          3,925,179
      (o) Norway Treasury Bills, 6/18/08 - 9/17/08 .......................       Norway              500,000 NOK             96,539
                                                                                                                     --------------
          TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
             (COST $6,259,476) ...........................................                                                6,684,700
                                                                                                                     --------------
          U.S. GOVERNMENT AND AGENCY SECURITY (COST $3,993,048) 0.3%
   (g, o) U.S. Treasury Bill, 5/29/08 ....................................    United States        4,000,000              3,996,380
                                                                                                                     --------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
             (COST $1,633,857,237) .......................................                                            1,625,925,854
                                                                                                                     --------------


                             96 | Semiannual Report

Franklin Investors Securities Trust

                                                                                COUNTRY/
FRANKLIN TOTAL RETURN FUND                                                    ORGANIZATION            SHARES              VALUE
--------------------------------------------------------------------------  ----------------  ---------------------  --------------
          SHORT TERM INVESTMENTS (CONTINUED)
          MONEY MARKET FUND (COST $100,359,314) 7.3%
      (p) Franklin Institutional Fiduciary Trust Money Market Portfolio,
             2.29% .......................................................    United States      100,359,314         $  100,359,314
                                                                                                                     --------------
          TOTAL INVESTMENTS (COST $1,734,216,551) 125.5% .................                                            1,726,285,168
          NET UNREALIZED LOSS ON CREDIT DEFAULT SWAPS (0.3)% .............                                               (3,480,060)
          NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 0.1% .........                                                1,008,516
          OTHER ASSETS, LESS LIABILITIES (25.3)% .........................                                             (347,990,974)
                                                                                                                     --------------
          NET ASSETS 100.0%                                                                                          $1,375,822,650
                                                                                                                     ==============

See Currency and Selected Portfolio Abbreviations on page 98.

(a)  Rounds to less than 0.1% of net assets.

(b)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the aggregate value of these securities was $71,572,878, representing 5.20% of net assets.

(d)  Perpetual bond with no stated maturity date.

(e)  The coupon rate shown represents the rate at period end.

(f) A portion or all of the security purchased on a delayed delivery or TBA basis. See Note 1(d).

(g) Security or a portion of the security has been segregated as collateral for open swap agreements and open future agreements. At April 30, 2008, the value of securities amounted to $9,811,620.

(h) A supranational organization is an entity formed by two or more central governments through international treaties.

(i) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(j) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the aggregate value of these securities was $2,513,127, representing 0.18% of net assets.

(k)  Principal amount is stated in 100 Mexican Peso Units.

(l)  Principal amount is stated in 1,000 Brazilian Real Units.

(m)  See Note 1(j) regarding senior floating rate interests.

(n)  See Note 1(h) regarding credit linked notes.

(o)  The security is traded on a discount basis with no stated coupon rate.

(p) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 97

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

CURRENCY ABBREVIATIONS

BRL - Brazilian Real
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS

DIP   - Debtor-In-Possession
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
GO    - General Obligation
L/C   - Letter of Credit
PC    - Participation Certificate
REIT  - Real Estate Investment Trust
SF    - Single Family


       98 | The accompanying notes are an integral part of these financial
                         statements. | Semiannual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2008 (unaudited)

                                                        FRANKLIN
                                                       ADJUSTABLE
                                                          U.S.          FRANKLIN         FRANKLIN
                                                       GOVERNMENT     FLOATING RATE    LOW DURATION       FRANKLIN
                                                       SECURITIES     DAILY ACCESS     TOTAL RETURN     TOTAL RETURN
                                                          FUND            FUND             FUND             FUND
                                                      ------------   --------------   --------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .................   $387,821,229   $1,364,348,747   $   24,232,182   $1,633,857,237
      Cost - Sweep Money Fund (Note 7) ............     22,053,759      172,416,297          402,336      100,359,314
      Cost - Repurchase agreements ................     36,028,966               --               --               --
                                                      ------------   --------------   --------------   --------------
      Total cost of investments ...................   $445,903,954   $1,536,765,044   $   24,634,518   $1,734,216,551
                                                      ------------   --------------   --------------   --------------
      Value - Unaffiliated issuers ................   $386,302,846   $1,280,943,312   $   24,598,114   $1,625,925,854
      Value - Sweep Money Fund (Note 7) ...........     22,053,759      172,416,297          402,336      100,359,314
      Value - Repurchase agreements ...............     36,028,966               --               --               --
                                                      ------------   --------------   --------------   --------------
      Total value of investments ..................    444,385,571    1,453,359,609       25,000,450    1,726,285,168
   Cash ...........................................             --        2,317,968            9,594          510,024
   Cash on deposit from brokers for swap
      agreements ..................................             --               --               --        1,180,892
   Foreign currency, at value (cost $ -, $ -,
      $4,906, $47,206) ............................             --               --            5,209           48,720
   Receivables:
      Investment securities sold ..................      2,148,529       13,331,739              865          349,556
      Capital shares sold .........................      1,522,258        7,233,192           63,289        5,243,547
      Interest ....................................      2,127,079        4,657,212          246,767       12,034,269
      Variation margin ............................             --               --               --          197,187
   Swap premiums paid .............................             --               --            2,336           89,228
   Unrealized gain on forward exchange contracts
      (Note 9) ....................................             --               --           27,607        2,040,666
   Unrealized gain on swap agreements (Note 8) ....             --               --           31,313        1,957,085
                                                      ------------   --------------   --------------   --------------
         Total assets .............................    450,183,437    1,480,899,720       25,387,430    1,749,936,342
                                                      ------------   --------------   --------------   --------------
Liabilities:
   Payables:
      Investment securities purchased .............      6,491,878       34,842,272               --      358,281,287
      Capital shares redeemed .....................      1,495,230        4,143,130           54,359        2,510,654
      Affiliates ..................................        289,350        1,056,457            4,642          833,603
      Accrued swap premium ........................             --               --            6,279          410,590
      Distributions to shareholders ...............        363,247        1,449,977           25,220        1,293,026
      Professional fees ...........................         14,325           13,139           13,345           16,102
   Swap premiums received .........................             --               --           38,224        2,986,636
   Payable to brokers for swap agreements .........             --               --               --        1,180,892
   Unrealized loss on forward exchange contracts
      (Note 9) ....................................             --               --           11,280        1,032,150
   Unrealized loss on swap agreements (Note 8) ....             --               --          101,214        5,437,145
   Unrealized loss on unfunded loan commitments
      (Note 11) ...................................             --          704,193               --            5,071
   Accrued expenses and other liabilities .........         22,616          379,810            2,734          126,536
                                                      ------------   --------------   --------------   --------------
         Total liabilities ........................      8,676,646       42,588,978          257,297      374,113,692
                                                      ------------   --------------   --------------   --------------
            Net assets, at value ..................   $441,506,791   $1,438,310,742   $   25,130,133   $1,375,822,650
                                                      ============   ==============   ==============   ==============


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 99

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008

                                                        FRANKLIN
                                                       ADJUSTABLE
                                                          U.S.          FRANKLIN         FRANKLIN
                                                       GOVERNMENT     FLOATING RATE    LOW DURATION       FRANKLIN
                                                       SECURITIES     DAILY ACCESS     TOTAL RETURN     TOTAL RETURN
                                                          FUND            FUND             FUND             FUND
                                                      ------------   --------------   --------------   --------------
Net assets consist of:
   Paid-in capital ................................   $459,479,826   $1,953,425,034   $   24,953,751   $1,381,231,021
   Undistributed net investment income
      (distributions in excess of net investment
      income) .....................................       (880,558)          55,609          (29,270)       1,248,518
   Net unrealized appreciation (depreciation) .....     (1,518,383)     (84,109,628)         313,347      (10,791,532)
   Accumulated net realized gain (loss) ...........    (15,574,094)    (431,060,273)        (107,695)       4,134,643
                                                      ------------   --------------   --------------   --------------
      Net assets, at value ........................   $441,506,791   $1,438,310,742   $   25,130,133   $1,375,822,650
                                                      ============   ==============   ==============   ==============
CLASS A:
   Net assets, at value ...........................   $386,035,947   $1,049,337,177   $   25,130,133   $  849,368,373
                                                      ------------   --------------   --------------   --------------
   Shares outstanding .............................     43,439,370      111,903,976        2,515,075       85,949,360
                                                      ------------   --------------   --------------   --------------
   Net asset value per share(a) ...................   $       8.89   $         9.38   $         9.99   $         9.88
                                                      ------------   --------------   --------------   --------------
   Maximum offering price per share (net asset
      value per share / 97.75%, 97.75%, 97.75% and
      95.75%, respectively) .......................   $       9.09   $         9.60   $        10.22   $        10.32
                                                      ------------   --------------   --------------   --------------
CLASS B:
   Net assets, at value ...........................             --   $   26,926,669               --   $   22,507,820
                                                      ------------   --------------   --------------   --------------
   Shares outstanding .............................             --        2,873,646               --        2,278,076
                                                      ------------   --------------   --------------   --------------
   Net asset value and maximum offering price per
      share(a) ....................................             --   $         9.37               --   $         9.88
                                                      ------------   --------------   --------------   --------------
CLASS C:
   Net assets, at value ...........................   $ 55,470,844   $  271,123,646               --   $  115,142,802
                                                      ------------   --------------   --------------   --------------
   Shares outstanding .............................      6,245,851       28,903,434               --       11,657,257
                                                      ------------   --------------   --------------   --------------
   Net asset value and maximum offering price per
      share(a) ....................................   $       8.88   $         9.38               --   $         9.88
                                                      ------------   --------------   --------------   --------------
CLASS R:
   Net assets, at value ...........................             --               --               --   $   73,619,980
                                                      ------------   --------------   --------------   --------------
   Shares outstanding .............................             --               --               --        7,450,164
                                                      ------------   --------------   --------------   --------------
   Net asset value and maximum offering price per
      share(a) ....................................             --               --               --   $         9.88
                                                      ------------   --------------   --------------   --------------
ADVISOR CLASS:
   Net assets, at value ...........................             --   $   90,923,250               --   $  315,183,675
                                                      ------------   --------------   --------------   --------------
   Shares outstanding .............................             --        9,697,307               --       31,850,336
                                                      ------------   --------------   --------------   --------------
   Net asset value and maximum offering price per
      share(a) ....................................             --   $         9.38               --   $         9.90
                                                      ------------   --------------   --------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


      100 | The accompanying notes are an integral part of these financial
                        statements. | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the period ended April 30, 2008

                                                        FRANKLIN
                                                       ADJUSTABLE
                                                          U.S.          FRANKLIN         FRANKLIN
                                                       GOVERNMENT     FLOATING RATE    LOW DURATION       FRANKLIN
                                                       SECURITIES     DAILY ACCESS     TOTAL RETURN     TOTAL RETURN
                                                          FUND            FUND             FUND             FUND
                                                      ------------   --------------   --------------   --------------
Investment income:
   Dividends:
      Unaffiliated issuers ........................   $         --   $           --   $        3,718   $      569,961
      Sweep Money Fund (Note 7) ...................        344,146        2,952,827           24,411        2,022,981
   Interest .......................................      9,695,223       51,042,372          429,993       31,789,702
                                                      ------------   --------------   --------------   --------------
         Total investment income ..................     10,039,369       53,995,199          458,122       34,382,644
                                                      ------------   --------------   --------------   --------------
Expenses:
   Management fees (Note 3a) ......................        752,368        2,572,906           40,494        2,006,227
   Administrative fees (Note 3b) ..................        196,468        1,593,845           20,294        1,246,406
   Service fee (Note 12) ..........................             --           24,796               --               --
   Distribution fees: (Note 3c)
      Class A .....................................        437,175        1,447,355           25,442          960,260
      Class B .....................................             --          159,902               --           68,901
      Class C .....................................        142,274        1,008,515               --          331,007
      Class R .....................................             --               --               --          167,148
   Transfer agent fees (Note 3e) ..................        227,599          954,655            5,592          945,560
   Custodian fees (Note 4) ........................          3,030           14,982            2,379           78,964
   Reports to shareholders ........................         27,936          148,002              676           57,374
   Registration and filing fees ...................         85,839           76,473           21,982           91,656
   Professional fees ..............................         14,076           52,365           14,085           23,016
   Trustees' fees and expenses ....................          6,159           29,994              254           16,178
   Other ..........................................          6,226           35,266            4,755           32,231
                                                      ------------   --------------   --------------   --------------
         Total expenses ...........................      1,899,150        8,119,056          135,953        6,024,928
         Expense reductions (Note 4) ..............             (5)         (13,001)            (122)          (4,434)
         Expenses waived/paid by affiliates
            (Note 3f) .............................             --               --          (44,310)        (753,915)
                                                      ------------   --------------   --------------   --------------
            Net expenses ..........................      1,899,145        8,106,055           91,521        5,266,579
                                                      ------------   --------------   --------------   --------------
               Net investment income ..............      8,140,224       45,889,144          366,601       29,116,065
                                                      ------------   --------------   --------------   --------------
   Realized and unrealized gains (losses):
      Net realized gain (loss) from:
         Investments ..............................          5,333      (38,218,547)         (30,457)       7,668,467
         Foreign currency transactions ............             --               --           54,732        4,571,132
         Financial futures contracts ..............             --               --               --        3,141,578
         Swap agreements ..........................             --               --           32,772         (523,390)
                                                      ------------   --------------   --------------   --------------
               Net realized gain (loss) ...........          5,333      (38,218,547)          57,047       14,857,787
                                                      ------------   --------------   --------------   --------------
   Net change in unrealized appreciation
      (depreciation) on:
      Investments .................................      1,260,302      (43,853,458)         128,830      (16,278,202)
      Translation of assets and liabilities
         denominated in foreign currencies ........             --               --           (1,969)      (1,969,022)
                                                      ------------   --------------   --------------   --------------
               Net change in unrealized
                  appreciation (depreciation) .....      1,260,302      (43,853,458)         126,861      (18,247,224)
                                                      ------------   --------------   --------------   --------------
   Net realized and unrealized gain (loss) ........      1,265,635      (82,072,005)         183,908       (3,389,437)
                                                      ------------   --------------   --------------   --------------
   Net increase (decrease) in net assets resulting
      from operations .............................   $  9,405,859   $  (36,182,861)  $      550,509   $   25,726,628
                                                      ============   ==============   ==============   ==============


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 101

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                         FRANKLIN ADJUSTABLE U.S.          FRANKLIN FLOATING RATE
                                                        GOVERNMENT SECURITIES FUND           DAILY ACCESS FUND
                                                      -----------------------------   -------------------------------
                                                           SIX
                                                      MONTHS ENDED                          SIX
                                                        APRIL 30,      YEAR ENDED      MONTHS ENDED      YEAR ENDED
                                                          2008         OCTOBER 31,    APRIL 30, 2008     OCTOBER 31,
                                                       (UNAUDITED)        2007          (UNAUDITED)         2007
                                                      ------------   --------------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................   $  8,140,224   $   15,754,025   $   45,889,144   $  137,196,885
      Net realized gain (loss) from investments ...          5,333          107,794      (38,218,547)     (17,709,569)
      Net change in unrealized appreciation
         (depreciation) on investments ............      1,260,302        2,180,737      (43,853,458)     (42,132,065)
                                                      ------------   --------------   --------------   --------------
         Net increase (decrease) in net assets
            resulting from operations .............      9,405,859       18,042,556      (36,182,861)      77,355,251
                                                      ------------   --------------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..................................     (8,098,294)     (16,788,834)     (33,770,331)    (105,199,853)
         Class B ..................................             --               --         (834,151)      (3,131,867)
         Class C ..................................       (921,330)      (1,568,974)      (8,571,425)     (24,353,482)
         Advisor Class ............................             --               --       (2,655,659)      (4,768,357)
                                                      ------------   --------------   --------------   --------------
   Total distributions to shareholders ............     (9,019,624)     (18,357,808)     (45,831,566)    (137,453,559)
                                                      ------------   --------------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A ..................................     52,221,901      (38,995,215)    (267,191,718)    (322,747,971)
         Class B ..................................             --               --      (10,848,774)     (19,987,582)
         Class C ..................................     18,779,082          745,399      (94,945,713)      14,082,357
         Advisor Class ............................             --               --        9,562,806       (5,821,192)
                                                      ------------   --------------   --------------   --------------
   Total capital share transactions ...............     71,000,983      (38,249,816)    (363,423,399)    (334,474,388)
                                                      ------------   --------------   --------------   --------------
   Redemption fees ................................         11,319            3,212            3,045           49,115
                                                      ------------   --------------   --------------   --------------
         Net increase (decrease) in net assets ....     71,398,537      (38,561,856)    (445,434,781)    (394,523,581)
Net assets:
   Beginning of period ............................    370,108,254      408,670,110    1,883,745,523    2,278,269,104
                                                      ------------   --------------   --------------   --------------
   End of period ..................................   $441,506,791   $  370,108,254   $1,438,310,742   $1,883,745,523
                                                      ------------   --------------   --------------   --------------
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of period ...............................   $   (880,558)  $       (1,158)  $       55,609   $       (1,969)
                                                      ============   ==============   ==============   ==============


102 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                          FRANKLIN LOW DURATION                   FRANKLIN
                                                            TOTAL RETURN FUND                TOTAL RETURN FUND
                                                      -----------------------------   -------------------------------
                                                           SIX
                                                      MONTHS ENDED                          SIX
                                                        APRIL 30,      YEAR ENDED      MONTHS ENDED      YEAR ENDED
                                                          2008         OCTOBER 31,    APRIL 30, 2008     OCTOBER 31,
                                                       (UNAUDITED)        2007          (UNAUDITED)         2007
                                                      ------------   --------------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................   $    366,601   $      533,425   $   29,116,065   $   41,784,488
      Net realized gain (loss) from investments,
         financial futures contracts, swap
         agreements and foreign currency
         transactions .............................         57,047           41,616       14,857,787          998,868
      Net change in unrealized appreciation
         (depreciation) on investments and
         translation of assets and liabilities
         denominated in foreign currencies .......         126,861          149,881      (18,247,224)         399,109
                                                      ------------   --------------   --------------   --------------
            Net increase (decrease) in net assets
               resulting from operations ..........        550,509          724,922       25,726,628       43,182,465
                                                      ------------   --------------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..................................       (403,368)        (563,718)     (18,388,450)     (25,471,366)
         Class B ..................................             --               --         (468,392)        (938,074)
         Class C ..................................             --               --       (2,234,861)      (2,817,538)
         Class R ..................................             --               --       (1,519,144)      (1,971,779)
         Advisor Class ............................             --               --       (7,364,864)     (12,728,081)
                                                      ------------   --------------   --------------   --------------
   Total distributions to shareholders ............       (403,368)        (563,718)     (29,975,711)     (43,926,838)
                                                      ------------   --------------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A ..................................      8,237,993        4,855,283      168,381,008      277,578,606
         Class B ..................................             --               --        2,163,660         (551,588)
         Class C ..................................             --               --       31,084,401       38,343,835
         Class R ..................................             --               --       15,912,306       27,774,892
         Advisor Class ............................             --               --       35,197,849       58,316,715
                                                      ------------   --------------   --------------   --------------
   Total capital share transactions ...............      8,237,993        4,855,283      252,739,224      401,462,460
                                                      ------------   --------------   --------------   --------------
   Redemption fees ................................            930            5,526            7,793           16,469
                                                      ------------   --------------   --------------   --------------
            Net increase (decrease) in net
               assets .............................      8,386,064        5,022,013      248,497,934      400,734,556
Net assets:
   Beginning of period ............................     16,744,069       11,722,056    1,127,324,716      726,590,160
                                                      ------------   --------------   --------------   --------------
   End of period ..................................   $ 25,130,133   $   16,744,069   $1,375,822,650   $1,127,324,716
                                                      ------------   --------------   --------------   --------------
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of period ...............................   $    (29,270)  $        7,497   $    1,248,518   $    2,108,164
                                                      ============   ==============   ==============   ==============


    Semiannual Report | The accompanying notes are an integral part of these
                          financial statements. | 103

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds. All funds included in this report (Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                                      CLASS A & CLASS C
-----------------------------------------   ---------------------------------------------------
Franklin Low Duration Total Return Fund     Franklin Adjustable U.S. Government Securities Fund

CLASS A, CLASS B, CLASS C & ADVISOR CLASS    CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
-----------------------------------------   ---------------------------------------------------
Franklin Floating Rate Daily Access Fund    Franklin Total Return Fund

The following summarizes the Funds' significant accounting policies.

A.   SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                             104 | Semiannual Report

Franklin Investors Securities Trust

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.   SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B.   FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                             Semiannual Report | 105

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Franklin Adjustable U.S. Government Securities Fund at period end had been entered into on April 30, 2008. The joint repurchase agreement is valued at cost.

D. SECURITIES PURCHASED ON A DELAYED DELIVERY OR TBA BASIS

The Funds may purchase securities on a delayed delivery or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FUTURES CONTRACTS

The Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.


                            106 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. FOREIGN CURRENCY CONTRACTS

When the funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

G. CREDIT DEFAULT SWAPS

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund may purchase or sell credit default swap contracts to manage or gain exposure to credit risk. Credit default swaps are agreements between two parties whereby the buyer receives credit protection and the seller guarantees the credit worthiness of a referenced debt obligation. The buyer pays the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss upon receipt or payment thereof in the Statements of Operations. In return, the buyer would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.

Credit default swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Any payment received or paid to initiate a contract is recorded as a liability or asset in the Statements of Assets and Liabilities and amortized over the life of the contract as a realized gain or loss. When the swap contract is terminated early, the fund records a realized gain or loss for any payments received or paid.


                             Semiannual Report | 107

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. CREDIT DEFAULT SWAPS (CONTINUED)

The risks of credit default swaps include unfavorable changes in interest rates, an illiquid secondary market and the possible inability of the counterparty to fulfill its obligations under the agreement, which may be in excess of the amount reflected in the Statements of Assets and Liabilities. Cash and/or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statements of Investments.

H. CREDIT LINKED NOTES

The Franklin Total Return Fund may purchase credit linked notes. Credit linked notes are intended to replicate the economic effects that would apply had the fund directly purchased the underlying reference asset or basket of assets. The risks of credit linked notes include the potential default of the underlying reference asset, the potential inability of the fund to dispose of the credit linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

I. MORTGAGE DOLLAR ROLLS

The Funds may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may earn interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

J. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund invest are generally readily marketable, but may be subject to some restrictions on resale.


                            108 | Semiannual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

L. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

M. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                             Semiannual Report | 109

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

N. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

O. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                           FRANKLIN ADJUSTABLE
                                                             U.S. GOVERNMENT               FRANKLIN FLOATING RATE
                                                             SECURITIES FUND                 DAILY ACCESS FUND
                                                      -----------------------------   -------------------------------
                                                         SHARES          AMOUNT           SHARES           AMOUNT
                                                      ------------   --------------   --------------   --------------
CLASS A SHARES:
Six Months ended April 30, 2008
   Shares sold ....................................     11,636,510    $ 103,629,601     10,033,381      $  94,508,681
   Shares issued in reinvestment of
      distributions ...............................        678,252        6,037,497      2,476,621         23,266,210
   Shares redeemed ................................     (6,453,268)     (57,445,197)   (40,891,030)      (384,966,609)
                                                       -----------    -------------    -----------      -------------
   Net increase (decrease) ........................      5,861,494    $  52,221,901    (28,381,028)     $(267,191,718)
                                                       ===========    =============    ===========      =============
Year ended October 31, 2007
   Shares sold ....................................     11,740,657    $ 104,080,368     45,449,542      $ 455,318,857
   Shares issued in reinvestment of
      distributions ...............................      1,374,465       12,197,091      7,259,151         72,450,526
   Shares redeemed ................................    (17,494,601)    (155,272,674)   (85,552,332)      (850,517,354)
                                                       -----------    -------------    -----------      -------------
   Net increase (decrease) ........................     (4,379,479)   $ (38,995,215)   (32,843,639)     $(322,747,971)
                                                       ===========    =============    ===========      =============


                             110 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN ADJUSTABLE
                                                             U.S. GOVERNMENT               FRANKLIN FLOATING RATE
                                                             SECURITIES FUND                 DAILY ACCESS FUND
                                                      -----------------------------   -------------------------------
                                                         SHARES          AMOUNT           SHARES           AMOUNT
                                                      ------------   --------------   --------------   --------------
CLASS B SHARES:
Six Months ended April 30, 2008
   Shares sold ....................................                                        116,603      $  1,111,805
   Shares issued in reinvestment of
      distributions ...............................                                         64,750           608,139
   Shares redeemed ................................                                     (1,342,945)      (12,568,718)
                                                                                        ----------      ------------
   Net increase (decrease) ........................                                     (1,161,592)     $(10,848,774)
                                                                                        ==========      ============
Year ended October 31, 2007
   Shares sold ....................................                                        671,070      $  6,725,075
   Shares issued in reinvestment of
      distributions ...............................                                        216,354         2,159,084
   Shares redeemed ................................                                     (2,914,223)      (28,871,741)
                                                                                        ----------      ------------
   Net increase (decrease) ........................                                     (2,026,799)     $(19,987,582)
                                                                                        ----------      ------------
CLASS C SHARES:
Six Months ended April 30, 2008
   Shares sold ....................................     3,100,124     $ 27,592,112       3,011,115      $  28,332,651
   Shares issued in reinvestment of
      distributions ...............................        80,294          714,232         648,671          6,101,558
   Shares redeemed ................................    (1,071,202)      (9,527,262)    (13,784,241)      (129,379,922)
                                                       ----------     ------------     -----------      -------------
   Net increase (decrease) ........................     2,109,216     $ 18,779,082     (10,124,455)     $ (94,945,713)
                                                       ==========     ============     ===========      =============
Year ended October 31, 2007
   Shares sold ....................................     1,542,997     $ 13,673,247      18,843,591      $ 189,046,271
   Shares issued in reinvestment of
      distributions ...............................       134,527        1,193,107       1,755,971         17,522,348
   Shares redeemed ................................    (1,592,092)     (14,120,955)    (19,373,184)      (192,486,262)
                                                       ----------     ------------     -----------      -------------
   Net increase (decrease) ........................        85,432     $    745,399       1,226,378      $  14,082,357
                                                       ==========     ============     ===========      =============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2008
   Shares sold ....................................                                      3,540,959      $  33,718,016
   Shares issued in reinvestment of
      distributions ...............................                                        244,680          2,294,042
   Shares redeemed ................................                                     (2,798,274)       (26,449,252)
                                                                                        ----------      -------------
   Net increase (decrease) ........................                                        987,365      $   9,562,806
                                                                                        ----------      -------------
Year ended October 31, 2007
   Shares sold ....................................                                      9,108,020      $  91,476,645
   Shares issued in reinvestment of
      distributions ...............................                                        341,688          3,395,371
   Shares redeemed ................................                                    (10,087,319)      (100,693,208)
                                                                                       -----------      -------------
   Net increase (decrease) ........................                                       (637,611)     $  (5,821,192)
                                                                                       -----------      -------------


                             Semiannual Report | 111

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                          FRANKLIN LOW DURATION
                                                            TOTAL RETURN FUND            FRANKLIN TOTAL RETURN FUND
                                                      -----------------------------   -------------------------------
                                                         SHARES          AMOUNT           SHARES           AMOUNT
                                                      ------------   --------------   --------------   --------------
CLASS A SHARES:
Six Months ended April 30, 2008
   Shares sold ....................................     1,294,869      $12,958,199      25,230,258     $ 249,347,210
   Shares issued in reinvestment of
      distributions ...............................        24,495          245,050       1,383,577        13,696,265
   Shares redeemed ................................      (496,715)      (4,965,256)     (9,599,779)      (94,662,467)
                                                        ---------      -----------      ----------     -------------
   Net increase (decrease) ........................       822,649      $ 8,237,993      17,014,056     $ 168,381,008
                                                        =========      ===========      ==========     =============
Year ended October 31, 2007
   Shares sold ....................................     1,019,652      $10,002,143      38,001,519     $ 375,757,973
   Shares issued in reinvestment of
      distributions ...............................        30,631          300,867       1,817,051        17,989,816
   Shares redeemed ................................      (555,629)      (5,447,727)    (11,730,342)     (116,169,183)
                                                        ---------      -----------      ----------     -------------
   Net increase (decrease) ........................       494,654      $ 4,855,283      28,088,228     $ 277,578,606
                                                        =========      ===========      ==========     =============
CLASS B SHARES:
Six Months ended April 30, 2008
   Shares sold ....................................                                        533,904     $   5,271,497
   Shares issued in reinvestment of
      distributions ...............................                                         35,924           355,656
   Shares redeemed ................................                                       (351,077)       (3,463,493)
                                                                                        ----------     -------------
   Net increase (decrease) ........................                                        218,751     $   2,163,660
                                                                                        ==========     =============
Year ended October 31, 2007
   Shares sold ....................................                                        500,987     $   4,950,179
   Shares issued in reinvestment of
      distributions ...............................                                         71,528           708,571
   Shares redeemed ................................                                       (627,851)       (6,210,338)
                                                                                        ----------     -------------
   Net increase (decrease) ........................                                        (55,336)    $    (551,588)
                                                                                        ==========     =============
CLASS C SHARES:
Six Months ended April 30, 2008
   Shares sold ....................................                                      4,391,856     $  43,411,161
   Shares issued in reinvestment of
      distributions ...............................                                        162,574         1,608,778
   Shares redeemed ................................                                     (1,416,481)      (13,935,538)
                                                                                        ----------     -------------
   Net increase (decrease) ........................                                      3,137,949     $  31,084,401
                                                                                        ==========     =============
Year ended October 31, 2007
   Shares sold ....................................                                      5,398,553     $  53,386,701
   Shares issued in reinvestment of
      distributions ...............................                                        208,906         2,067,241
   Shares redeemed ................................                                     (1,726,775)      (17,110,107)
                                                                                        ----------     -------------
   Net increase (decrease) ........................                                      3,880,684     $  38,343,835
                                                                                        ==========     =============


                             112 | Semiannual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                         FRANKLIN TOTAL RETURN FUND
                                                                                      -------------------------------
                                                                                          SHARES           AMOUNT
                                                                                      --------------   --------------
CLASS R SHARES:
Six Months ended April 30, 2008
   Shares sold ....................................................................      2,871,743      $ 28,356,090
   Shares issued in reinvestment of
      distributions ...............................................................        128,680         1,273,846
   Shares redeemed ................................................................     (1,391,548)      (13,717,630)
                                                                                        ----------      ------------
   Net increase (decrease) ........................................................      1,608,875      $ 15,912,306
                                                                                        ==========      ============
Year ended October 31, 2007
   Shares sold ....................................................................      3,862,765      $ 38,274,993
   Shares issued in reinvestment of
      distributions ...............................................................        173,026         1,712,580
   Shares redeemed ................................................................     (1,233,340)      (12,212,681)
                                                                                        ----------      ------------
   Net increase (decrease) ........................................................      2,802,451      $ 27,774,892
                                                                                        ==========      ============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2008
   Shares sold ....................................................................      4,109,144      $ 40,416,840
   Shares issued in reinvestment of
      distributions ...............................................................        497,839         4,937,143
   Shares redeemed ................................................................     (1,026,076)      (10,156,134)
                                                                                        ----------      ------------
   Net increase (decrease) ........................................................      3,580,907      $ 35,197,849
                                                                                        ==========      ============
Year ended October 31, 2007
   Shares sold ....................................................................      6,859,193      $ 68,063,219
   Shares issued in reinvestment of
      distributions ...............................................................        792,896         7,862,513
   Shares redeemed ................................................................     (1,773,903)      (17,609,017)
                                                                                        ----------      ------------
   Net increase (decrease) ........................................................      5,878,186      $ 58,316,715
                                                                                        ==========      ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Advisers, Inc. (Advisers)                              Administrative manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                             Semiannual Report | 113

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.400%                Up to and including $5 billion
0.350%                Over $5 billion, up to and including $10 billion
0.330%                Over $10 billion, up to and including $15 billion
0.300%                In excess of $15 billion

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.450%                Up to and including $500 million
0.350%                Over $500 million, up to and including $1 billion
0.300%                Over $1 billion, up to and including $1.5 billion
0.250%                Over $1.5 billion, up to and including $6.5 billion
0.225%                Over $6.5 billion, up to and including $11.5 billion
0.200%                Over $11.5 billion, up to and including $16.5 billion
0.190%                Over $16.5 billion, up to and including $19 billion
0.180%                Over $19 billion, up to and including $21.5 billion
0.170%                In excess of $21.5 billion

The Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.425%                Up to and including $500 million
0.325%                Over $500 million, up to and including $1 billion
0.280%                Over $1 billion, up to and including $1.5 billion
0.235%                Over $1.5 billion, up to and including $6.5 billion
0.215%                Over $6.5 billion, up to and including $11.5 billion
0.200%                Over $11.5 billion, up to and including $16.5 billion
0.190%                Over $16.5 billion, up to and including $19 billion
0.180%                Over $19 billion, up to and including $21.5 billion
0.170%                In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.


                             114 | Semiannual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES (CONTINUED)

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the fund's average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.100%                Up to and including $5 billion
0.090%                Over $5 billion, up to and including $10 billion
0.080%                In excess of $10 billion

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                                  FRANKLIN         FRANKLIN        FRANKLIN
                                                                 ADJUSTABLE        FLOATING      LOW DURATION      FRANKLIN
                                                              U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                                                              SECURITIES FUND     ACCESS FUND       FUND             FUND
                                                              ---------------   --------------   ------------   --------------
Reimbursement Plans:
   Class A ................................................        0.25%               --              --            0.25%
Compensation Plans:
   Class A ................................................          --              0.25%           0.25%             --
   Class B ................................................          --              1.00%             --            0.65%
   Class C ................................................        0.65%             0.65%             --            0.65%
   Class R ................................................          --                --              --            0.50%


                             Semiannual Report | 115

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                  FRANKLIN         FRANKLIN        FRANKLIN
                                                                 ADJUSTABLE        FLOATING      LOW DURATION      FRANKLIN
                                                              U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                                                              SECURITIES FUND     ACCESS FUND       FUND             FUND
                                                              ---------------   --------------   ------------   --------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ....................       $22,255          $ 22,705         $8,105         $409,093
Contingent deferred sales charges
   retained ...............................................       $11,703          $193,518         $1,998         $ 36,738

E. TRANSFER AGENT FEES

For the period ended April 30, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                  FRANKLIN         FRANKLIN        FRANKLIN
                                                                 ADJUSTABLE        FLOATING      LOW DURATION      FRANKLIN
                                                              U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                                                              SECURITIES FUND     ACCESS FUND       FUND             FUND
                                                              ---------------   --------------   ------------   --------------
Transfer agent fees .......................................       $149,332         $508,934         $4,980         $581,299

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and FT Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2009 for Franklin Low Duration Total Return Fund and Franklin Total Return Fund. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After February 28, 2009, Advisers and FT Services may discontinue this waiver at any time upon notice to the fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At April 30, 2008, Advisers or the investment companies managed by Advisers owned 19.88% and 17.33%, respectively, of Franklin Low Duration Total Return Fund's and Franklin Total Return Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2008, the custodian fees were reduced as noted in the Statements of Operations.


                             116 | Semiannual Report

Franklin Investors Securities Trust

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2007, the capital loss carryforwards were as follows:

                                                                  FRANKLIN         FRANKLIN        FRANKLIN
                                                                 ADJUSTABLE        FLOATING      LOW DURATION      FRANKLIN
                                                              U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                                                              SECURITIES FUND     ACCESS FUND       FUND             FUND
                                                              ---------------   --------------   ------------   --------------
Capital loss carryforwards expiring in:
   2008 ...................................................     $ 3,438,157      $         --      $     --       $        --
   2009 ...................................................       1,279,054                --            --         1,361,562
   2010 ...................................................              --       192,099,191            --           550,214
   2011 ...................................................         585,362       108,452,146            --                --
   2012 ...................................................       1,039,516        74,147,691            --                --
   2013 ...................................................       2,782,773                --        38,924           466,273
   2014 ...................................................       3,962,538                --       108,726         5,783,491
   2015 ...................................................       2,492,027        17,905,138        18,876         1,256,404
                                                                -----------      ------------      --------       -----------
                                                                $15,579,427      $392,604,166      $166,526       $ 9,417,944
                                                                ===========      ============      ========       ===========

At April 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                  FRANKLIN         FRANKLIN        FRANKLIN
                                                                 ADJUSTABLE        FLOATING      LOW DURATION      FRANKLIN
                                                              U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                                                              SECURITIES FUND     ACCESS FUND       FUND             FUND
                                                              ---------------   --------------   ------------   --------------
Cost of investments .......................................     $445,903,954    $1,537,003,852    $24,718,989   $1,736,531,523
                                                                ============    ==============    ===========   ==============
Unrealized appreciation ...................................     $  1,484,936    $    1,686,595    $   479,572   $   26,701,830
Unrealized depreciation ...................................       (3,003,319)      (85,330,838)      (198,111)     (36,948,185)
                                                                ------------    --------------    -----------   --------------
Net unrealized appreciation (depreciation) ................     $ (1,518,383)   $  (83,644,243)   $   281,461   $  (10,246,355)
                                                                ============    ==============    ===========   ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, credit default swaps, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, paydown losses, credit default swaps, bond discounts and premiums and inflation related adjustments on foreign securities.


                            Semiannual Report | 117

Franklin Investors Securities Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2008, were as follows:

                                                                        FRANKLIN        FRANKLIN       FRANKLIN
                                                                       ADJUSTABLE       FLOATING     LOW DURATION      FRANKLIN
                                                                    U.S. GOVERNMENT    RATE DAILY    TOTAL RETURN    TOTAL RETURN
                                                                    SECURITIES FUND    ACCESS FUND       FUND            FUND
                                                                    ---------------   ------------   ------------   --------------
Purchases .......................................................     $117,514,837    $165,082,628    $15,462,681   $2,415,833,669
Sales ...........................................................     $ 45,820,029    $485,815,417    $ 6,657,999   $2,217,799,283

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT DEFAULT SWAPS

At April 30, 2008, the Franklin Low Duration Total Return Fund and Franklin Total Return Fund had the following credit default swap contracts outstanding:

                                                                                     PERIODIC
                                                                      NOTIONAL        PAYMENT   EXPIRATION   UNREALIZED   UNREALIZED
                                                                     AMOUNT(a)         RATE        DATE         GAIN         LOSS
                                                                    -----------      --------   ----------   ----------   ----------
FRANKLIN LOW DURATION TOTAL RETURN FUND
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Aetna Inc. (Merrill Lynch) ......................................    $100,000          0.62%      3/20/13     $     --    $    (278)
Avon Products Inc. (Lehman) .....................................     100,000          0.20%      3/20/11          107           --
CIGNA Corp. (Merrill Lynch) .....................................     100,000          0.70%      3/20/13           --         (616)
Clear Channel Communications Inc. s (Lehman) ....................     225,000          6.62%      3/20/11        4,667           --
Comcast Corp. (Merrill Lynch) ...................................     100,000          0.33%      3/20/11        1,038           --
Cox Communications Inc. (JPMorgan Chase) ........................     200,000          0.98%      6/20/13           --       (2,785)
Interpublic Group of Cos. Inc. (Citigroup) ......................     200,000          4.89%     12/20/09           --       (6,592)
Interpublic Group of Cos. Inc. (Citigroup) ......................     500,000          5.15%      9/20/11           --      (23,184)
Textron Financial Corp. (Merrill Lynch) .........................     250,000          0.27%     12/20/10          525           --
Viacom Inc. (Merrill Lynch) .....................................     100,000          0.45%      6/20/11          946           --


                             118 | Semiannual Report

Franklin Investors Securities Trust

8. CREDIT DEFAULT SWAPS (CONTINUED)

                                                                                   PERIODIC
                                                                     NOTIONAL       PAYMENT  EXPIRATION  UNREALIZED  UNREALIZED
                                                                    AMOUNT(a)        RATE       DATE        GAIN        LOSS
                                                                   -----------     --------  ----------  ----------  ----------
FRANKLIN LOW DURATION TOTAL RETURN FUND (CONTINUED)
CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
CMBX.NA.BBB.2
   (JPMorgan Chase) .............................................  $   200,000       0.60%     3/15/49    $     --   $ (65,860)
LCDX.NA.10 (JPMorgan Chase) .....................................    1,000,000       3.25%     6/20/13      20,966          --
Time Warner Cable Inc. (JPMorgan Chase) .........................      200,000       1.83%     6/20/13       3,064          --
UnitedHealth Group Inc. (Merrill Lynch) .........................      200,000       0.88%     3/20/13          --      (1,899)
                                                                                                          --------   ---------
Unrealized gain (loss) on credit default swaps ..................                                           31,313    (101,214)
                                                                                                          --------   ---------
   Net unrealized gain (loss) on credit default swaps ...........                                                    $ (69,901)
                                                                                                                     =========
FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Aetna Inc. (JPMorgan Chase) .....................................  $ 2,850,000       0.58%     3/20/13    $     --   $  (2,844)
Aetna Inc. (Merrill Lynch) ......................................    5,000,000       0.62%     3/20/13          --     (13,918)
Avon Products Inc. (Lehman) .....................................    7,900,000       0.20%     3/20/11       8,432          --
Capital One Financial Corp. (Goldman Sachs) .....................    8,400,000       1.95%     3/20/18          --    (347,352)
Centex Corp. (Merrill Lynch) ....................................   10,000,000       4.30%     3/20/11          --     (72,772)
CenturyTel Inc. (Credit Suisse) .................................    6,600,000      0.375%     9/20/12     117,868          --
CIGNA Corp. (Merrill Lynch) .....................................    5,000,000       0.70%     3/20/13          --     (30,771)
Clear Channel Communications Inc. (Citigroup) ...................    5,000,000       6.33%     3/20/11     138,966          --
Clear Channel Communications Inc. (Lehman) ......................    5,000,000       4.35%     3/20/11     379,864          --
Clear Channel Communications Inc. (Lehman) ......................   10,200,000       6.62%     3/20/11     211,570          --
Comcast Corp. (Merrill Lynch) ...................................    7,000,000       0.33%     3/20/11      72,676          --
Cox Communications Inc. (Goldman Sachs) .........................   10,000,000       0.98%     6/20/13          --    (139,254)
Crown European Holdings SA (Citigroup) ..........................   10,000,000 EUR   2.00%     9/20/11     257,660          --
General Mills Inc. (Merrill Lynch) ..............................   10,000,000       0.34%     3/20/12          --     (26,354)
Interpublic Group of Cos. Inc. (Citigroup) ......................    9,800,000       4.89%    12/20/09          --    (323,017)
Interpublic Group of Cos. Inc. (Citigroup) ......................    9,500,000       5.15%     9/20/11          --    (440,500)
iStar Financial Inc. (Credit Suisse) ............................    3,600,000       2.92%     3/20/18     132,499          --
NiSource Finance Corp. (Citigroup) ..............................    8,110,000       1.50%    11/23/09          --    (106,337)
Pulte Homes Inc. (Citigroup) ....................................    5,000,000       5.70%     9/20/09          --    (189,953)
Textron Financial Corp. (Merrill Lynch) .........................   16,750,000       0.27%    12/20/10      35,146          --
Viacom Inc. (Merrill Lynch) .....................................   10,000,000       0.35%     6/20/11     124,421          --
Viacom Inc. (Merrill Lynch) .....................................    6,000,000       0.45%     6/20/11      56,787          --


                             Semiannual Report | 119

Franklin Investors Securities Trust

8. CREDIT DEFAULT SWAPS (CONTINUED)

                                                                                   PERIODIC
                                                                     NOTIONAL       PAYMENT  EXPIRATION  UNREALIZED  UNREALIZED
                                                                    AMOUNT(a)        RATE       DATE        GAIN        LOSS
                                                                   -----------     --------  ----------  ----------  ----------
FRANKLIN TOTAL RETURN FUND (CONTINUED)
CONTRACTS TO SELL PROTECTION
REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)
Capital One Financial Corp. (Goldman Sachs) .....................  $14,030,000       2.60%     3/20/13   $  267,991  $        --
CMBX.NA.BBB.2 (Citigroup) .......................................    5,000,000       0.60%     3/15/49           --     (610,291)
CMBX.NA.BBB.2 (Goldman Sachs) ...................................    2,000,000       0.60%     3/15/49           --     (378,093)
CMBX.NA.BBB.2 (JPMorgan Chase) ..................................   10,000,000       0.60%     3/15/49           --   (2,452,577)
iStar Financial Inc. (Credit Suisse) ............................    5,900,000       4.00%     3/20/13           --     (177,377)
Time Warner Cable Inc. (Goldman Sachs) ..........................   10,000,000       1.83%     6/20/13      153,205           --
UnitedHealth Group Inc. (JPMorgan Chase) ........................    2,850,000       0.85%     3/20/13           --      (30,796)
UnitedHealth Group Inc. (Merrill Lynch) .........................   10,000,000       0.88%     3/20/13           --      (94,939)
                                                                                                         ----------  -----------
Unrealized gain (loss) on credit default swaps ..................                                         1,957,085   (5,437,145)
                                                                                                         ----------  -----------
Net unrealized gain (loss) on credit default swaps ..............                                                    $(3,480,060)
                                                                                                                     ===========

(a)  In U.S. dollars unless otherwise indicated.

CURRENCY ABBREVIATION

EUR - Euro

9. FINANCIAL FUTURES AND FORWARD EXCHANGE CONTRACTS

At April 30, 2008, the Franklin Total Return Fund had the following financial futures contracts outstanding:

                                                                    NUMBER OF   DELIVERY     CONTRACT     UNREALIZED
                                                                    CONTRACTS     DATES     FACE VALUE   GAIN (LOSS)
                                                                    ---------   --------   -----------   -----------
CONTRACTS TO BUY
U.S. Treasury 30 Year Bond ......................................      107       6/19/08   $10,700,000    $  99,209
U.S. Treasury 2 Year Note .......................................      150       6/30/08    30,000,000     (126,937)
U.S. Treasury 5 Year Note .......................................      160       6/30/08    16,000,000     (510,400)

At April 30, 2008, the Franklin Low Duration Total Return Fund and Franklin Total Return Fund had the following forward exchange contracts outstanding:

                                                                       CONTRACT         SETTLEMENT   UNREALIZED   UNREALIZED
                                                                      AMOUNT(a)            DATE         GAIN         LOSS
                                                                    -------------       ----------   ----------   -----------
FRANKLIN LOW DURATION TOTAL RETURN FUND
CONTRACTS TO BUY
    2,956,500   Japanese Yen ....................................          25,000         6/23/08    $    3,514   $        --
    5,307,773   Japanese Yen ....................................          45,000         6/30/08         6,210            --
    2,771,450   Japanese Yen ....................................          25,000         9/26/08         1,861            --
       92,387   Swiss Franc .....................................          85,000        11/28/08         4,216            --


                             120 | Semiannual Report

Franklin Investors Securities Trust

9. FINANCIAL FUTURES AND FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                                       CONTRACT         SETTLEMENT   UNREALIZED    UNREALIZED
                                                                      AMOUNT(a)            DATE         GAIN          LOSS
                                                                    -------------       ----------   ----------   -----------
FRANKLIN LOW DURATION TOTAL RETURN FUND (CONTINUED)
CONTRACTS TO BUY (CONTINUED)
    3,953,250   Japanese Yen ....................................          37,884         1/22/09    $      656   $        --
    5,777,000   Japanese Yen ....................................          57,753         4/14/09            --        (1,176)
Contracts to Sell
   50,000,000   South Korean Won ................................          60,950 CHF    12/18/08         9,015            --
      100,000   Euro ............................................      15,588,600 JPY     2/27/09            --        (1,702)
      100,000   Euro ............................................         149,115         2/27/09            --        (4,860)
      165,000   Euro ............................................      25,532,100 JPY     4/17/09            --        (3,542)
      165,000   Euro ............................................         255,767         4/17/09         2,135            --
                                                                                                     ----------   -----------
   Unrealized gain (loss) on forward exchange contracts .........                                        27,607       (11,280)
                                                                                                     ==========   ===========
      Net unrealized gain (loss) on forward exchange contracts ..                                    $   16,327
                                                                                                     ==========

FRANKLIN TOTAL RETURN FUND
CONTRACTS TO BUY
  215,824,500   Japanese Yen ....................................       1,825,000         6/23/08    $  256,495   $        --
  542,572,300   Japanese Yen ....................................       4,600,000         6/30/08       634,821            --
   84,853,800   Japanese Yen ....................................         765,000         9/26/08        57,425            --
    6,298,586   Swiss Franc .....................................       5,795,000        11/28/08       287,454            --
  218,558,250   Japanese Yen ....................................       2,094,433         1/22/09        36,240            --
  265,742,000   Japanese Yen ....................................       2,656,623         4/14/09            --       (54,091)
Contracts to Sell
   50,419,174   Mexican Peso ....................................     191,340,764 INR     5/15/08            --       (73,542)
3,300,000,000   South Korean Won ................................       4,022,722 CHF    12/18/08       594,958            --
    8,400,000   Euro ............................................   1,309,442,400 JPY     2/27/09            --      (142,985)
    8,400,000   Euro ............................................      12,525,660         2/27/09            --      (408,266)
    9,727,500   Euro ............................................      14,931,226         4/06/09            --       (27,137)
  243,647,600   Mexican Peso ....................................      22,069,529         4/07/09            --      (140,725)
    8,638,000   Euro ............................................   1,336,644,120 JPY     4/17/09            --      (185,404)
    8,638,000   Euro ............................................      13,389,764         4/17/09       111,794            --
5,201,175,000   South Korean Won ................................       5,250,000         4/27/09        61,479            --
                                                                                                     ----------   -----------
   Unrealized gain (loss) on forward exchange contracts .........                                     2,040,666    (1,032,150)
                                                                                                     ==========   ===========
      Net unrealized gain (loss) on forward exchange contracts ..                                    $1,008,516
                                                                                                     ==========

(a)  In U.S. dollars unless otherwise indicated.

CURRENCY ABBREVIATIONS

CHF - Swiss Franc
INR - Indian Rupee
JPY - Japanese Yen


                             Semiannual Report | 121

Franklin Investors Securities Trust

10. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund has 78.68% of its portfolio invested in senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Floating Rate Daily Access Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2008, the value of these securities was $1,291,961, representing 0.09%, of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. These securities have been identified on the accompanying Statement of Investments.

11. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statements of Investments.

At April 30, 2008, unfunded commitments were as follows:

                                                            UNFUNDED
BORROWER                                                   COMMITMENT
--------                                                   ----------
FRANKLIN FLOATING RATE DAILY ACCESS FUND
Bausch & Lomb Inc., Delayed Draw Term Loan .............   $  600,000
Community Health Systems Inc., Delayed Draw Term Loan ..    1,095,261
Conseco Inc., Revolver .................................    4,000,000
Las Vegas Sands LLC, Delayed Draw Term Loan ............    1,625,272
Laureate Education Inc., Delayed Draw Term Loan ........      393,084
Pantry Inc., Delayed Draw Term Loan ....................      529,763
Sealy Mattress Co., Revolver ...........................      787,500
   United Surgical Partners International Inc.,
   Delayed Draw Term Loan ..............................       71,425
                                                           ----------
                                                           $9,102,305
                                                           ==========
FRANKLIN TOTAL RETURN FUND
Community Health Systems Inc., Delayed Draw Term Loan ..   $   97,945
Laureate Education Inc., Delayed Draw Term Loan ........      104,872
                                                           ----------
                                                           $  202,817
                                                           ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statements of Assets and Liabilities and Statements of Operations.


                             122 | Semiannual Report

Franklin Investors Securities Trust

12. CREDIT FACILITY

The Franklin Floating Rate Daily Access Fund participates in a $200 million senior secured joint advised line of credit to fund shareholder redemptions, which ends on August 26, 2008. Interest on outstanding draws is charged at the Federal Funds Rate plus 0.60%. Credit available to the fund is limited to $100 million. Fees for the credit line are charged over the term of the line. The fund must segregate securities at a ratio of 5:1 to the extent there are any advances outstanding on the line of credit. During the period ended April 30, 2008, the fund did not utilize the line.

13. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, (collectively "Plaintiffs") filed an adversary proceeding in the then-pending Adelphia bankruptcy case in the U.S. Bankruptcy Court for the Southern District of New York against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin Floating Rate Daily Access Fund (individually and as successor to the Franklin Floating Rate Trust's interests in the credit facilities at issue), Franklin Floating Rate Trust, and Franklin Floating Rate Master Series (collectively the "Franklin Defendants"), and Franklin CLOs I - III, among other defendants. In addition, Advisers was originally named as a defendant, but later dismissed from the lawsuit. The complaint alleged that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders and sought avoidance of the loans and recovery of fraudulent transfers (the "Complaint"). The agent bank and investment bank defendants moved to dismiss the Complaint, which the Bankruptcy Court granted in part and denied in part, with leave to amend the Complaint. The reference to the bankruptcy was withdrawn and the matter is now before the United States District Court for the Southern District of New York.

On October 22, 2007, Plaintiffs filed an amended complaint, largely duplicating the allegations in the original Complaint, and adding hundreds of additional syndicate lender defendants (the "Amended Complaint"). The Franklin Defendants, among others, moved to dismiss the Amended Complaint on December 20, 2007. On June 17, 2008, the court granted the Franklin Defendants' motions and dismissed the claims against them.


                             Semiannual Report | 123

Franklin Investors Securities Trust

14. NEW ACCOUNTING PRONOUNCEMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), on April 30, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Funds have reviewed the tax positions for each of the three open tax years as of October 31, 2007 and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             124 | Semiannual Report

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds comprising Franklin Investors Securities Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                             Semiannual Report | 125

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison with its selected performance universe during 2007 and during the previous 10 years ended December 31, 2007, unless otherwise noted. Performance on a total return basis was shown by Lipper for all Funds, with performance on an income return basis being shown for those Funds having income return as an element of their investment objective. The following summarizes the performance results for each Fund.

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND -- The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional adjustable rate mortgage funds as selected by Lipper. The Lipper report showed that the Fund's income return during 2007 and for the previous three- and five-year periods on an annualized basis was in the highest quintile of its performance universe and was in the second-highest quintile of such universe for the previous 10-year period. The Lipper report also showed that the Fund's total return during 2007 was in the highest quintile of its performance universe and during each of the previous three-, five- and 10-year periods on an annualized basis was above the median of its performance universe. The Board found such performance satisfactory.


                             126 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN FLOATING RATE DAILY ACCESS FUND -- The Fund's investment performance was shown in comparison with a performance universe consisting of all retail and institutional loan participation funds as selected by Lipper. This Fund has been in existence for less than 10 full years and the Lipper report showed its income return during 2007 to be in the middle quintile of its performance universe and on an annualized basis during the previous three- and five-year periods to be in the second-highest and middle quintiles of its performance universe, respectively. The Lipper report showed the Fund's total return during 2007 to be in the second-highest quintile of its performance universe and on an annualized basis for the previous three- and five-year periods to be in the middle and second-lowest quintiles of such universe, respectively. The Board found such performance to be acceptable.

FRANKLIN LOW DURATION TOTAL RETURN FUND -- This Fund has only been in operation for three full calendar years and its investment performance was shown in comparison to a performance universe consisting of all retail and institutional short investment-grade debt funds as selected by Lipper. The Lipper report showed the Fund's total return during 2007 was in the highest quintile of such universe and was in the highest and next-to-highest quintile of such universe on an annualized basis during the previous two- and three-year periods, respectively. The Board was satisfied with such performance.

FRANKLIN TOTAL RETURN FUND -- The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional intermediate investment-grade debt funds as selected by Lipper. This Fund has been in existence less than 10 years and the Lipper report showed the Fund's total return during 2007 to be in the second-lowest quintile of its performance universe and in the previous three- and five-year periods on an annualized basis to be in the middle and highest quintiles of such universe, respectively. The Board found such performance to be acceptable, noting that the Fund's 2007 total return had exceeded the 2007 performance universe average as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee analysis includes within such fee any separate administrative fees, and the Lipper total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the


                             Semiannual Report | 127

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

contractual investment management fee rate and total expense rates for each of Franklin Adjustable U.S. Government Securities Fund and Franklin Floating Rate Daily Access Fund were in either the least expensive or second least expensive quintiles of their respective Lipper expense groups. The contractual investment management fee rate for Franklin Total Return Fund was above the median of its Lipper expense group, but its total expenses were below the median of such expense group. The Board was satisfied with the investment management fee and total expense rates of these Funds. The contractual investment management fee rate for Franklin Low Duration Total Return Fund was within 13 basis points of the median of its Lipper expense group, and its total expenses were within five basis points of the median of its Lipper expense group. The Board found the management fees and total expenses of the Fund to be acceptable in comparison to its Lipper expense group as shown in the Lipper report, noting this was among the smallest Funds within Franklin Investors Securities Trust and that expenses of Franklin Low Duration Total Return Fund were subsidized through management fee waivers and reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest


                             128 | Semiannual Report

Franklin Investors Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The management fee structure including a separate administrative fee for each of Franklin Floating Rate Daily Access Fund and Franklin Total Return Fund provides for breakpoints in stages going to the $21.5 billion asset level, which far exceeded the sizes of these Funds, which at year-end were approximately $1.7 billion and $1.2 billion, respectively. The Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, this schedule of fees provided a sharing of benefits with each of these Funds and their shareholders. The fee structure, including a separate administrative fee, for Franklin Adjustable U.S. Government Securities Fund provides a management fee of 0.50% on the first $5 billion of assets, with breakpoints continuing at stages thereafter. In discussing such fee, management expressed the view that this initial rate anticipated economies of scale. In support of this position, management pointed to the favorable management fee and expense comparison of this Fund, which had assets of approximately $366 million at year-end, with those of its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, there was a sharing of benefits with this Fund and its shareholders. The Board did not believe the small size of Franklin Low Duration Total Return Fund, whose expenses were subsidized by management, afforded any economies of scale.


                             Semiannual Report | 129

Franklin Investors Securities Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                             130 | Semiannual Report

                       This page intentionally left blank.

(FRANKLIN TEMPLETON INVESTMENTS LOGO)   One Franklin Parkway
   FRANKLIN TEMPLETON INVESTMENTS       San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008


By /LAURA F. FERGERSON
   -------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  June 26, 2008